THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS

DECEMBER 31, 2000


                               [UMBRELLA LOGO]




                The Travelers Series Trust:

                NWQ Large Cap Portfolio
                Jurika & Voyles Core Equity Portfolio






[TRAVELERSLIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for The Travelers Series
Trust -- NWQ Large Cap Portfolio and the Jurika & Voyles Core Equity Portfolio ("Portfolio(s)")(1) for the year ended December 31, 2000. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolios' investment strategy. We hope you find this report to be useful and informative.

 The Performance of the Travelers Series Trust (12/31/99-12/31/00)(2)
----------------------------------------------------------------------
NWQ Large Cap Portfolio.....................................    11.59%
Jurika & Voyles Core Equity Portfolio.......................     11.27

MARKET AND ECONOMIC OVERVIEW

Stock markets fell around the world in 2000. Those markets comprised of more speculative stocks were most negatively impacted in 2000. Full-year returns followed the same pattern -- a startling contrast to 1999 when most stock markets dramatically increased.

The broad stock market, as measured by the Standard and Poor's 500 Index ("S&P 500"),(3) declined 9.10% during the year ended December 31, 2000. The Russell 1000 Value Index(4) bucked the down-trend that was prevalent in most market indices, rising a modest 7.01% during the same period. The generally faster growing stocks that comprise the Nasdaq Composite Index,(5) however, fell 39.29% in 2000, its worst year since its inception in 1971. The Nasdaq Composite Index's heavy technology component exacerbated the decline, as many investors sold their technology-related issues due to concerns regarding the valuations assigned to most stocks in the sector. (Past performance is not indicative of future results.)

This contrast is even more dramatic considering the previous year's performance. In 1999 the NASDAQ rose 85.59% -- its best year since 1971, primarily due to the performance of technology stocks. But with the decline of last year, the Nasdaq gave back most of its 1999 gains. What caused this volatility? Why did the Nasdaq Composite Index swing from its best year ever to its worst performing year?

We think the answer can be summed up in one word: earnings -- or in many cases their failure to materialize. Technology stocks went up in 1999 as current earnings and future earnings growth estimates rose. The sector hit its peak in March 2000, then dramatically weakened as it became clearer that the growth of the U.S. economy and earnings estimates were slowing. The price declines were accentuated by high valuations, but the fundamental cause of the downdraft was that most investors were concerned about the level and growth rate of future earnings.

The stock market's attention to earnings is understandable, as estimates have been declining over the past year. For example, consensus estimates for S&P 500 operating earnings for 2001 slipped from a high of $63.25 to $62.15 over its course of the last year. Earnings estimates have been trimmed because of declining expectations for sales. While corporate margins, or profitability per dollar of revenues, generally continue to be strong, revenues have been lower than analysts originally anticipated.

---------------

 1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

 2 These performance returns do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.

 3 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

 4 The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

 5 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

NWQ LARGE CAP PORTFOLIO

For the year ended December 31, 2000, the NWQ Large Cap Portfolio ("Portfolio") returned 11.59%. In comparison, the S&P 500 returned a negative 9.10% for the same period. Past performance is not indicative of future results.

The year 2000 proved to be a volatile time in the stock markets, with vicious rotation across sectors of the economy during the period. During the first and second quarters of 2000, first the technology sector continued the sector rise, then corrected sharply in March and April 2000, only to rebound in June. Overall in the first half of 2000, growth stocks(6) continued to outpace value stocks.(7)

Even as it became apparent that the Federal Reserve Board ("Fed") would likely step in to raise interest rates in an attempt to moderate the torrid pace of economic growth, investors' rationale was that technology companies, in particular, would sidestep any cyclical pressures because of inevitable capital expenditures for infrastructure for the Internet and advanced telecommunications.

Nevertheless, over the remainder of the year, investors came to question the stratospheric valuations put on high-growth stocks, not to mention the lack of economic substance in many Internet initial public offerings ("IPOs") and the crush of sellers trying to exit these one-time favorites caused growth stocks to decline precipitously in the second half of 2000.

Meanwhile, value stocks, completely ignored for so long, began to revive. During the second half of the year, the Russell 1000 Value Index astoundingly outpaced the Russell 1000 Growth Index(8). The Russell 1000 Value Index returned a positive 11.74% versus a negative 26.72% for the Russell 1000 Growth Index.

During the period, the Portfolio did more than keep pace with these indices returns. Positive contributions were notable from stocks that had higher visibility of earnings growth as investors came to worry about the economy, such as Philip Morris Co., Inc. and CVS Corp. Insurance issues such as American International Group, Inc. and Hartford Financial Services Group, Inc benefited from an improved bond market and a perception that their pricing cycle had improved, and other financial holdings such as Fannie Mae and Wells Fargo & Co. also helped returns. The energy holdings, particularly oil service and exploration companies, were substantial contributors to the Portfolio's performance.

On the negative side, the continuing pricing problems in the telecommunications business dogged stocks in that sector, which is overweighted in the Portfolio. Other negative influences included profit pressures on the chemical industry from rising raw materials costs and expected slower demand as well as the strength of the U.S. dollar. In most cases, the managers retained these positions, because they thought the prices more than reflect any short-term decline in profitability and, they believed their patience may be rewarded. When they found fundamental problems of greater magnitude or longer duration than expected, companies were eliminated from the Portfolio, such as Computer Associates International Inc. and Unum Provident Corp.

At this point it is clear to the managers that the economy is decelerating abruptly. The Fed has already instituted a 50 basis point(9) decrease in the federal funds rate ("fed funds rate")(10) in early January 2001 and is expected to act again to lower interest rates soon.(11)

While both the growth of the U.S. economy and corporate profits are likely to decline in 2000, the managers do not foresee a true recession. Many of the influences which may cause some short-term economic pain, such as somewhat higher unemployment and suppressed consumer demand, may accomplish the beneficial moderation of activity that the Fed intended by its tightening actions last year without causing any lasting harm to the country's growth rate.

In terms of the value approach to stock investing, the managers are confident that their emphasis on fundamental analysis of out-of-favor stocks may continue to benefit the Portfolio's returns. The managers acknowledge that the business environment may be treacherous for the current year, and they will be watching closely the progress of each company's response to the challenges and opportunities such an environment provides. In their opinion, the market may continue to brutalize stocks which are overvalued and not meeting expectations, yet the managers believe that the stocks in the Portfolio, which reflect moderate expectations at reasonable prices, may outpace the overall returns of the broad market. (Of course, no guarantees can be given that the managers' expectations will be met.)

---------------

 6 Growth stocks are shares of companies with the potential for faster-than-average growth within their industries.

 7 Value stocks are the shares of those companies whose shares are considered to be inexpensive relative to their asset values or earning power.

 8 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

 9 A basis point is 0.01% or one one-hundredth of a percent.

10 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

11 On January 31, 2001, after this commentary was written, the Fed cut interest rates an additional 50 basis points.

JURIKA & VOYLES CORE EQUITY PORTFOLIO

For the year ended December 31, 2000, the Jurika & Voyles Core Equity Portfolio ("Portfolio") returned 11.27%. In comparison, the S&P 500 returned a negative 9.10% during the same period. Past performance is not indicative of future results.

The managers seek to invest in what they believe to be quality companies with the potential for growth in earnings or cash flow and have durable business models. The managers look to purchase companies when they believe the company's stock is undervalued relative to the market and/or peer group.

The managers have been writing for the last several years that stocks of many high-quality growth companies had been bid up to levels offering very little opportunity. In the managers' view, investors faced significant risks in chasing them. These stocks became increasingly dominant in the broad market averages as momentum investors pushed them higher and the indices were changed to include more technology companies. The managers cautioned against overpaying for growth and reminded investors of the history of market cycles.

In 2000, many of these large growth stocks suffered significant losses and the Nasdaq Composite Index lost nearly half its value from the peak levels reached last spring. Many smaller technology and dot-com companies lost over 95% of their value. In this environment, the managers are pleased to report that the stock portion of the Portfolio generated strong positive returns for 2000, substantially outperforming the broad market averages in a very challenging period.

Earlier in 2000, the managers took substantial profits from the technology sector. During the second half of the year the managers added to the Portfolio's technology holdings -- taking advantage of the historic correction there.

The largest contribution to the Portfolio's returns came from the utility and financial sectors. The consumer sector was the largest investment in the Portfolio and was the biggest contributor to the Portfolio's solid fourth quarter returns. In addition, the energy, transportation and industrial sectors provided meaningful returns. On the downside, the technology sector was a drag on performance during the period.

Overall, the managers remain extremely confident in the companies that are held within the Portfolio. The managers believe these companies are quality businesses trading at reasonable valuations with better-than-average earnings growth. The managers' focus remains, as always, on searching for quality companies at realistic valuations. And while no assurances can be given, this helps to minimize risk and provides strong upside potential.

In the managers' opinion, the stock market next year may be tossed between the crosscurrents of a slowing U.S. economy with very little profit growth and an easier credit stance at the Fed. Moreover, the stock market may even get some fiscal stimulus from tax cuts. It is hard to predict at this time which force will prevail, but the managers remain convinced that companies whose earnings have the potential to grow in a slowing economy and whose stocks sell at reasonable valuations should continue to provide solid potential returns. (Again, of course there are no guarantees that this will occur.)

Thank you for investing in The Travelers Series Trust.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 11, 2001

THE INFORMATION PROVIDED IN THIS LETTER REPRESENTS THE OPINION OF THE MANAGERS AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIOS. PLEASE REFER TO PAGES 5 THROUGH 10 FOR A LIST AND PERCENTAGE BREAKDOWN OF EACH PORTFOLIO'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE PORTFOLIOS' HOLDINGS IS OF DECEMBER 31, 2000 AND IS SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- NWQ LARGE CAP PORTFOLIO AS OF 12/31/00 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    --------------------------------------------
    Year Ended 12/31/00                  11.59%
    7/20/98* through 12/31/00             4.49%
              CUMULATIVE TOTAL RETURN
              -----------------------
    7/20/98* through 12/31/00            11.35%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made at inception on July 20, 1998, assuming reinvestment of dividends, through December 31, 2000. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                                                 NWQ LARGE CAP PORTFOLIO        STANDARD & POOR'S 500 STOCK INDEX
                                                                 -----------------------        ---------------------------------
7/20/98                                                                   10000                               10000
12/98                                                                      9506                               10454
6/99                                                                      10923                               11748
12/99                                                                      9979                               12653
6/00                                                                      10021                               12598
12/31/00                                                                  11135                               11501

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- JURIKA & VOYLES CORE EQUITY PORTFOLIO AS OF 12/31/00 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Year Ended 12/31/00                  11.27%
    7/20/98* through 12/31/00            10.09%
              CUMULATIVE TOTAL RETURN
              -----------------------
    7/20/98* through 12/31/00            26.54%
    * Commencement of operations

This chart assumes an initial investment of $10,000 made at inception on July 20, 1998, assuming reinvestment of dividends, through December 31, 2000. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                                               JURIKA & VOYLES CORE EQUITY
                                                                        PORTFOLIO               STANDARD & POOR'S 500 STOCK INDEX
                                                               ---------------------------      ---------------------------------
7/20/98                                                                   10000                               10000
12/98                                                                     10308                               10454
6/99                                                                      11031                               11748
12/99                                                                     11372                               12653
6/00                                                                      11892                               12598
12/31/00                                                                  12654                               11501

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2000

                            NWQ LARGE CAP PORTFOLIO

SHARES                                  SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 93.8%
-----------------------------------------------------------------------------------------
AUTO/TRACK PARTS & EQUIPMENT -- 3.8%
    41,600    Delphi Automotive Systems Corp. ............................    $   468,000
    19,229    Ford Motor Co. .............................................        450,680
-----------------------------------------------------------------------------------------
                                                                                  918,680
-----------------------------------------------------------------------------------------
BROADCAST -- 2.0%
    36,500    AT&T Corp. - Liberty Media Corp., Class A Shares+...........        495,031
-----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 7.7%
     8,100    Federated Department Stores, Inc.+..........................        283,500
    10,600    Fortune Brands, Inc. .......................................        318,000
     5,900    Kimberly-Clark Corp. .......................................        417,071
     2,400    Minnesota Mining & Manufacturing Co. .......................        289,200
    18,500    Staples, Inc.+..............................................        218,531
     6,500    Time Warner, Inc. ..........................................        339,560
-----------------------------------------------------------------------------------------
                                                                                1,865,862
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 8.2%
    12,500    CVS Corp. ..................................................        749,219
    28,300    Philip Morris Co. Inc. .....................................      1,245,200
-----------------------------------------------------------------------------------------
                                                                                1,994,419
-----------------------------------------------------------------------------------------
ELECTRICAL - INTEGRATED -- 4.5%
     6,100    DTE Energy Co. .............................................        237,519
    17,800    The Southern Co. ...........................................        591,850
     6,800    Teradyne, Inc.+.............................................        253,300
-----------------------------------------------------------------------------------------
                                                                                1,082,669
-----------------------------------------------------------------------------------------
ENERGY -- 8.4%
     9,500    Coastal Corp. ..............................................        838,969
    16,100    Conoco, Inc., Class B Shares................................        465,894
     7,700    Halliburton Co. ............................................        279,125
     9,400    Weatherford International, Inc.+............................        444,150
-----------------------------------------------------------------------------------------
                                                                                2,028,138
-----------------------------------------------------------------------------------------
FINANCE -- 19.5%
     7,200    American International Group, Inc. .........................        709,650
    12,900    Bank of America Corp. ......................................        591,787
     3,500    The Bear Stearns Cos. Inc. .................................        177,406
     9,600    Chase Manhattan Corp.++.....................................        436,200
     6,600    Countrywide Credit Industries, Inc. ........................        331,650
     8,400    Fannie Mae..................................................        728,700
     8,700    First Union Corp. ..........................................        241,969
    10,000    FleetBoston Financial Corp. ................................        375,625
     6,500    Hartford Financial Services Group, Inc. ....................        459,063
    11,900    Wells Fargo & Co. ..........................................        662,681
-----------------------------------------------------------------------------------------
                                                                                4,714,731
-----------------------------------------------------------------------------------------
FOOD -- 1.1%
     9,700    Albertson's, Inc. ..........................................        257,050
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                            NWQ LARGE CAP PORTFOLIO

SHARES                                  SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
HEALTH -- 4.5%
     5,700    Aetna Inc.+.................................................    $   234,056
     5,500    HCA - The Healthcare Co. ...................................        242,055
    13,900    Tenet Healthcare Corp.+.....................................        617,682
-----------------------------------------------------------------------------------------
                                                                                1,093,793
-----------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 5.1%
     8,700    International Paper Co. ....................................        355,069
    10,000    Praxair, Inc. ..............................................        443,750
    12,000    Rohm & Haas Co. ............................................        435,750
-----------------------------------------------------------------------------------------
                                                                                1,234,569
-----------------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 0.7%
     7,400    Grant Prideco, Inc.+........................................        162,337
-----------------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 4.2%
     4,231    Anadarko Petroleum Corp. ...................................        300,739
     5,200    Chevron Corp. ..............................................        439,075
     7,900    Tosco Corp. ................................................        268,106
-----------------------------------------------------------------------------------------
                                                                                1,007,920
-----------------------------------------------------------------------------------------
PRODUCER DURABLES -- 4.3%
     9,800    Honeywell International, Inc. ..............................        463,663
     9,900    Ingersoll-Rand Co. .........................................        414,562
     3,700    Textron, Inc. ..............................................        172,050
-----------------------------------------------------------------------------------------
                                                                                1,050,275
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 7.5%
     9,500    Agilent Technologies, Inc.+.................................        520,125
     9,600    Hewlett-Packard Co. ........................................        303,000
    10,100    Pitney Bowes, Inc. .........................................        334,562
    11,800    Texas Instruments Inc. .....................................        559,025
     5,500    Thomas & Betts Corp. .......................................         89,031
-----------------------------------------------------------------------------------------
                                                                                1,805,743
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 8.6%
     6,700    ALLTEL Corp. ...............................................        418,331
    21,035    AT&T Corp. .................................................        364,169
     7,600    BellSouth Corp. ............................................        311,125
     8,000    NTL Inc.+...................................................        191,500
     3,700    Telephone & Data Systems, Inc. .............................        333,000
     9,000    Verizon Communications Inc. ................................        451,125
-----------------------------------------------------------------------------------------
                                                                                2,069,250
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 3.7%
     4,600    Burlington Northern Sante Fe Corp. .........................        130,238
     8,600    Carnival Corp. .............................................        264,988
    10,100    Delta Air Lines, Inc. ......................................        506,893
-----------------------------------------------------------------------------------------
                                                                                  902,119
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $20,780,961)....................     22,682,586
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                            NWQ LARGE CAP PORTFOLIO

   FACE
  AMOUNT                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.2%
$1,506,000    Chase Securities Inc., 5.700% due 1/2/01; Proceeds at
              maturity -- $1,506,954;   (Fully collateralized by U.S.
              Treasury Notes, 8.500% due 2/15/20;   Market
              value -- $1,540,000) (Cost -- $1,506,000)...................    $ 1,506,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $22,286,961*)............    $24,188,586
-----------------------------------------------------------------------------------------

+ Non-income producing security.
++ On January 2, 2001 Chase Manhattan Corp. and J.P. Morgan & Co. merged to form
   J.P. Morgan Chase & Co.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 92.2%
---------------------------------------------------------------------------------------
AIRLINES -- 4.8%
   5,700    AMR Corp.+..................................................    $   223,369
  10,475    Southwest Airlines Co. .....................................        351,227
---------------------------------------------------------------------------------------
                                                                                574,596
---------------------------------------------------------------------------------------
BANKS -- 1.1%
   2,200    Comerica, Inc. .............................................        130,625
---------------------------------------------------------------------------------------
CHEMICALS -- 2.5%
   5,400    OM Group, Inc. .............................................        294,975
---------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 3.0%
   8,300    Ecolab Inc. ................................................        358,456
---------------------------------------------------------------------------------------
COMPUTERS -- 6.4%
   5,800    Computer Sciences Corp.+....................................        348,725
   4,500    Electronic Data Systems Corp. ..............................        259,875
   5,600    SanDisk Corp.+..............................................        155,400
---------------------------------------------------------------------------------------
                                                                                764,000
---------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE -- 3.1%
   5,300    Kimberly-Clark Corp. .......................................        374,657
---------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICE -- 5.3%
   7,500    Freddie Mac.................................................        516,563
   3,600    Protective Life Corp. ......................................        116,100
---------------------------------------------------------------------------------------
                                                                                632,663
---------------------------------------------------------------------------------------
ELECTRIC -- 3.9%
   8,500    AES Corp.+..................................................        470,688
---------------------------------------------------------------------------------------
ELECTRONICS -- 1.4%
   3,800    Parker-Hannifin Corp. ......................................        167,675
---------------------------------------------------------------------------------------
FOOD -- 6.1%
  19,900    Hormel Foods Corp. .........................................        370,638
  12,000    SYSCO Corp. ................................................        360,000
---------------------------------------------------------------------------------------
                                                                                730,638
---------------------------------------------------------------------------------------
HEALTH CARE -- 3.1%
   4,200    Baxter International, Inc. .................................        370,913
---------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 4.8%
   3,600    Baker Hughes Inc. ..........................................        149,625
   7,100    Cognex Corp.+...............................................        157,088
   5,700    Deere & Co. ................................................        261,131
---------------------------------------------------------------------------------------
                                                                                567,844
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
MEDIA -- 5.5%
   5,400    Interpublic Group of Cos., Inc. ............................    $   229,838
   7,200    The McGraw-Hill Cos., Inc. .................................        422,100
---------------------------------------------------------------------------------------
                                                                                651,938
---------------------------------------------------------------------------------------
OIL & GAS PRODUCERS -- 8.2%
   2,200    BJ Services Co.+............................................        151,525
   6,500    Nabors Industries, Inc.+....................................        384,475
   4,400    Santa Fe International Corp. ...............................        141,075
  11,800    Suncor Energy Inc. .........................................        303,113
---------------------------------------------------------------------------------------
                                                                                980,188
---------------------------------------------------------------------------------------
PHARMACEUTICALS -- 2.9%
   4,400    Pfizer, Inc. ...............................................        202,400
   2,261    Pharmacia Corp. ............................................        137,921
---------------------------------------------------------------------------------------
                                                                                340,321
---------------------------------------------------------------------------------------
PIPELINES -- 3.2%
   4,600    Enron Corp. ................................................        382,375
---------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 2.0%
   1,600    Avalonbay Communities, Inc. ................................         80,200
   1,600    Equity Residential Property Trust...........................         88,500
   1,500    Spieker Properties, Inc. ...................................         75,188
---------------------------------------------------------------------------------------
                                                                                243,888
---------------------------------------------------------------------------------------
RETAIL -- 5.3%
  29,400    Blockbuster, Inc., Class A Shares...........................        246,225
   9,000    Brinker International Inc.+.................................        380,250
---------------------------------------------------------------------------------------
                                                                                626,475
---------------------------------------------------------------------------------------
SEMICONDUCTORS -- 3.4%
   4,900    KLA-Tencor Corp.+...........................................        165,068
   4,400    Rudolph Technologies, Inc.+.................................        132,825
   2,400    STMicroelectronics N.V. ....................................        102,750
---------------------------------------------------------------------------------------
                                                                                400,643
---------------------------------------------------------------------------------------
SOFTWARE -- 5.9%
   7,650    First Data Corp. ...........................................        403,059
   4,800    Remedy Corp.+...............................................         79,500
  19,500    Transaction Systems Architects, Inc., Class A Shares+.......        225,469
---------------------------------------------------------------------------------------
                                                                                708,028
---------------------------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 4.0%
  11,700    3Com Corp.+.................................................         99,450
   6,000    Motorola, Inc. .............................................        121,500
   6,000    Palm, Inc.+.................................................        169,875
   2,800    Scientific-Atlanta, Inc. ...................................         91,175
---------------------------------------------------------------------------------------
                                                                                482,000
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                     JURIKA & VOYLES CORE EQUITY PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
TELEPHONE -- 2.8%
   6,900    SBC Communications Inc. ....................................    $   329,475
---------------------------------------------------------------------------------------
TRAVEL SERVICES -- 2.6%
   7,300    Sabre Holdings Corp. .......................................        314,813
---------------------------------------------------------------------------------------
TRANSPORT-SERVICES -- 0.9%
   1,900    United Parcel Service, Inc. ................................        111,741
---------------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $9,382,723).....................     11,009,615
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
  FACE
 AMOUNT                               SECURITY                                 VALUE
REPURCHASE AGREEMENT -- 7.8%
$928,000    Morgan Stanley Dean Witter & Co., 5.900% due 1/2/01;
            Proceeds at maturity -- $928,606;   (Fully collateralized by
            U.S. Treasury Notes, 5.250% due 8/15/03;   Market value --
            $950,638) (Cost -- $928,000)................................        928,000
---------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $10,310,723*)............    $11,937,615
---------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2000

                                                                              JURIKA &
                                                                  NWQ          VOYLES
                                                               LARGE CAP     CORE EQUITY
                                                               PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................  $22,286,961    $10,310,723
----------------------------------------------------------------------------------------
  Investments, at value.....................................  $24,188,586    $11,937,615
  Cash......................................................        1,745             49
  Dividends and interest receivable.........................       32,802         12,224
  Receivable for Fund shares sold...........................       18,201         15,175
  Receivable from manager...................................        6,861         10,904
----------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................   24,248,195     11,975,967
----------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased..........................      875,355             --
  Investment advisory fees payable..........................       13,365          6,828
  Administration fees payable...............................        1,069            546
  Accrued expenses..........................................       32,876         26,597
----------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................      922,665         33,971
----------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $23,325,530    $11,941,996
----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...........................................  $21,056,152    $10,218,398
  Undistributed net investment income.......................      222,389         55,571
  Accumulated net realized gain on security transactions....      145,364         41,135
  Net unrealized appreciation of investments................    1,901,625      1,626,892
----------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $23,325,530    $11,941,996
----------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................    2,142,044        984,925
----------------------------------------------------------------------------------------
NET ASSET VALUE.............................................       $10.89         $12.12
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                              JURIKA &
                                                                  NWQ          VOYLES
                                                               LARGE CAP     CORE EQUITY
                                                               PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................  $    83,707    $   57,854
  Dividends.................................................      349,925       103,303
  Less: Foreign withholding tax.............................         (606)         (640)
----------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................      433,026       160,517
----------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).........................      157,909        77,682
  Audit and legal...........................................       16,908        15,400
  Shareholder and system servicing fees.....................       14,936        15,823
  Administration fees (Note 2)..............................       12,633         6,215
  Shareholder communications................................       11,940         5,000
  Trustees' fees............................................        3,978         3,979
  Custody...................................................        3,578         3,000
  Other.....................................................        4,115         1,500
----------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................      225,997       128,599
  Less: Expense reimbursements (Note 2).....................      (15,528)      (24,704)
----------------------------------------------------------------------------------------
  NET EXPENSES..............................................      210,469       103,895
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................      222,557        56,622
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions (excluding
     short-term securities):
     Proceeds from sales....................................   10,720,111     6,112,079
     Cost of securities sold................................   10,071,673     6,077,399
----------------------------------------------------------------------------------------
  NET REALIZED GAIN.........................................      648,438        34,680
----------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of year......................................      352,037       585,706
     End of year............................................    1,901,625     1,626,892
----------------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION...................    1,549,588     1,041,186
----------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.....................................    2,198,026     1,075,866
----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 2,420,583    $1,132,488
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                              JURIKA &
                                                                  NWQ          VOYLES
                                                               LARGE CAP     CORE EQUITY
                                                               PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   222,557    $    56,622
  Net realized gain.........................................      648,438         34,680
  Increase in net unrealized appreciation...................    1,549,588      1,041,186
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................    2,420,583      1,132,488
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (179,214)       (45,282)
  Net realized gains........................................     (196,662)      (357,874)
----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (375,876)      (403,156)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..........................    5,459,084      2,313,061
  Net asset value of shares issued for reinvestment of
     dividends..............................................      375,876        403,156
  Cost of shares reacquired.................................   (4,461,692)      (709,583)
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......    1,373,268      2,006,634
----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................    3,417,975      2,735,966
NET ASSETS:
  Beginning of year.........................................   19,907,555      9,206,030
----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $23,325,530    $11,941,996
----------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $222,389        $55,571
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
31, 1999

                                                                              JURIKA &
                                                                  NWQ          VOYLES
                                                               LARGE CAP     CORE EQUITY
                                                               PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   179,046    $   46,214
  Net realized gain (loss)..................................     (297,837)      430,659
  Increase in net unrealized appreciation...................      466,787       317,311
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      347,996       794,184
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares..........................   11,555,100     2,645,856
  Cost of shares reacquired.................................     (458,397)     (403,013)
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......   11,096,703     2,242,843
----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................   11,444,699     3,037,027
NET ASSETS:
  Beginning of year.........................................    8,462,856     6,169,003
----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $19,907,555    $9,206,030
----------------------------------------------------------------------------------------
* Includes undistributed net investment income of:               $179,046       $46,031
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The NWQ Large Cap and Jurika & Voyles Core Equity Portfolios, ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and seventeen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock, Strategic Stock and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of the Jurika & Voyles Core Equity Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the NWQ Large Cap ("NWQ") and Jurika & Voyles Core Equity ("JV") Portfolios. NWQ and JV each pay TAMIC an investment advisory fee calculated at the annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with NWQ Investment Management Co. ("NWQIM") and Jurika & Voyles L.P. ("JVLP"). Pursuant to each sub-advisory agreement, NWQIM and JVLP are responsible for the day-to-day

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

portfolio operations and investment decisions for NWQ and JV, respectively. As a result, the following fees are calculated at an annual rate:

          - TAMIC pays NWQIM 0.375% of NWQ's average daily net assets.

          - TAMIC pays JVLP 0.375% of JV's average daily net assets.

These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with SSB Citi Fund Management LLC, ("SSBC") formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the year ended December 31, 2000, each Portfolio paid transfer agent fees of $5,000 to CFTC.

     For the year ended December 31, 2000, Travelers Insurance reimbursed expenses in the amounts of $15,528 and $24,704 for NWQ and JV, respectively.

     For the year ended December 31, 2000, JV paid Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, brokerage commissions of $185. SSB acts as the primary broker for its portfolio agency transactions.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES       SALES
---------------------------------------------------------------------------------------
NWQ Large Cap...............................................  $12,300,054   $10,720,111
Jurika & Voyles Core Equity.................................    7,767,656     6,112,079
---------------------------------------------------------------------------------------

     At December 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 GROSS          GROSS
                                                               UNREALIZED     UNREALIZED    NET UNREALIZED
                         PORTFOLIO                            APPRECIATION   DEPRECIATION    APPRECIATION
-----------------------------------------------------------------------------------------
NWQ Large Cap...............................................   $3,870,222    $(1,968,597)     $1,901,625
Jurika & Voyles Core Equity.................................    2,464,499       (837,607)      1,626,892
-----------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     The NWQ and JV Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2000, the Portfolios had no open futures contracts.

     6.  OPTIONS CONTRACTS

     The NWQ and JV Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 2000, the Portfolios did not hold any purchased call or put option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchase upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the year ended December 31, 2000, the Portfolios did not enter into any written call or put option contracts.

     7.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     8.  LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by a Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investments of amounts received as collateral.

     At December 31, 2000, the Portfolios had no securities on loan.

     9.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                   YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 2000    DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------
NWQ LARGE CAP PORTFOLIO
Shares sold.................................................          544,654            1,155,790
Shares issued on reinvestment...............................           37,814                   --
Shares reacquired...........................................         (445,848)             (45,158)
------------------------------------------------------------------------------------------------------
Net Increase................................................          136,620            1,110,632
------------------------------------------------------------------------------------------------------
JURIKA & VOYLES CORE EQUITY PORTFOLIO
Shares sold.................................................          198,620              251,624
Shares issued on reinvestment...............................           35,303                   --
Shares reacquired...........................................          (61,774)             (39,371)
------------------------------------------------------------------------------------------------------
Net Increase................................................          172,149              212,253
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31:

                  NWQ LARGE CAP PORTFOLIO                       2000(1)    1999(1)    1998(2)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................      $9.93      $9.46    $10.00
---------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)..................................       0.11       0.13      0.05
  Net realized and unrealized gain (loss)...................       1.02       0.34     (0.54)
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........................       1.13       0.47     (0.49)
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................      (0.08)        --     (0.05)
  Net realized gains........................................      (0.09)        --     (0.00)*
---------------------------------------------------------------------------------------------
Total Distributions.........................................      (0.17)        --     (0.05)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................     $10.89      $9.93     $9.46
---------------------------------------------------------------------------------------------
TOTAL RETURN................................................      11.59%      4.97%    (4.94)%++
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................    $23,326    $19,908    $8,463
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................       1.00%      0.99%     0.99%+
  Net investment income.....................................       1.05       1.26      1.47+
---------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................         54%        41%        2%
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $15,528, $24,087 and $17,700 for the years ended December 31, 2000 and 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

         PER SHARE DECREASE                   EXPENSE RATIO WITHOUT
      IN NET INVESTMENT INCOME                EXPENSE REIMBURSEMENT
------------------------------------  --------------------------------------
2000           1999            1998    2000            1999            1998
-----          -----          ------  ------          ------          ------
$0.01          $0.02          $0.02   1.07%           1.15%           1.64%+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31:

JURIKA & VOYLES CORE EQUITY PORTFOLIO                           2000(1)    1999(1)    1998(2)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................     $11.33    $10.27     $10.00
---------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3)..................................       0.06      0.06       0.04
  Net realized and unrealized gain..........................       1.19      1.00       0.27
---------------------------------------------------------------------------------------------
Total Income From Operations................................       1.25      1.06       0.31
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................      (0.05)       --      (0.04)
  Net realized gains........................................      (0.41)       --      (0.00)*
---------------------------------------------------------------------------------------------
Total Distributions.........................................      (0.46)       --      (0.04)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................     $12.12    $11.33     $10.27
---------------------------------------------------------------------------------------------
TOTAL RETURN................................................      11.27%    10.32%      3.08%++
---------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................    $11,942    $9,206     $6,169
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................       1.00%     1.00%      0.99%+
  Net investment income.....................................       0.54      0.62       1.01+
---------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................         64%       68%        26%
-----------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $24,704, $29,926 and $20,200 for the years ended December 31, 2000 and 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

      PER SHARE DECREASE                    EXPENSE RATIO WITHOUT
   IN NET INVESTMENT INCOME                 EXPENSE REIMBURSEMENT
------------------------------          -----------------------------
2000             1999    1998            2000             1999  1998
-----            -----  ------          ------            ----  -----
$0.03            $0.04  $0.03           1.24%             1.40% 1.89%+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of NWQ Large Cap Portfolio and Jurika & Voyles Core Equity Portfolio of Travelers Series Trust as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended and for the period from July 20, 1998 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the NWQ Large Cap Portfolio and Jurika & Voyles Core Equity Portfolio of Travelers Series Trust as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets each of the years in the two-year period then and financial highlights for each of the years in the two-year period then ended and for the period from July 20, 1998 (commencement of operations) to December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

                                                          [KPMG Peat Marwick LLP
                                                     Signature]

New York, New York
February 9, 2001

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 2000:

     - Percentages of ordinary dividends paid as qualifying for the dividends received deduction:

            NWQ Large Cap Portfolio              56.27%
            Jurika & Voyles Core Equity
            Portfolio                             21.69

     - Total long-term capital gain distributions paid:

            Jurika & Voyles Core Equity
            Portfolio                            59,903

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodians

                               PFPC TRUST COMPANY
                         THE CHASE MANHATTAN BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Annual) (2-01) Printed in U.S.A.

THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS
December 31, 2000


                The Travelers Series Trust:

                Zero Coupon Bond Fund Portfolio Series 2005






[TRAVELERSLIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

THE TRAVELERS SERIES TRUST:
ZERO COUPON BOND FUND PORTFOLIO: SERIES 2005
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Travelers Series Trust: Zero Coupon Bond Fund Portfolio: Series 2005 ("Portfolio")(1) for the year ended December 31, 2000. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolio's investment strategy. We hope you find this report to be useful and informative.

MARKET AND ECONOMIC OVERVIEW

Although the stock market viewed a slowing U.S. economy unfavorably, the bond market embraced and saw it as a positive. A slowing economy decreases inflationary pressure and increases the probability that the Federal Reserve Board ("Fed") may ease interest rates. As a result, the performance in most areas of the bond market improved in 2000.

The overall investment-grade(2) bond market returned 11.59%, as measured by the Salomon Smith Barney Broad Investment-Grade Bond Index ("Salomon Smith Barney Index"),(3) short-term investments, as represented by three-month U.S. Treasury bills, returned 1.6% for the fourth quarter of 2000. High-yield bonds were the one segment of the bond market with negative performance for the fourth quarter of 2000. Because high-yield bond returns are inversely related to credit risk, a slowing economy and the implied increase in credit risk caused high-yield bond performance to lag other bond returns during the fourth quarter. (Past performance is not indicative of future results.)

For 2000 overall, most sectors of the bond market performed better than most sectors of the stock market. The general bond market, again as reflected in the Salomon Smith Barney Index and the three-month U.S. Treasury bills returned 11.59% and 5.95%, respectively. So in this volatile year for the markets, those investors who assumed less risk and invested in bonds generally fared far better than those who ventured into more speculative sectors in the stock market.

The Fed's primary responsibility is monetary policy and the setting of short-term interest rates in the U.S. economy. We believe that under Chairman Alan Greenspan, the Fed has done a good job of managing the U.S. economy. The Fed, through its actions over the last few years, has brought down inflation while maintaining the longest modern economic expansion. The Fed has enabled the economy to grow rapidly -- quickly enough that some economists initially feared a resurgence of inflation. But the Fed recognized that one of the primary drivers of this expansion, soaring capital investments, has in fact led to a jump in productivity. Higher productivity has in turn led the economy to grow more quickly without triggering inflation.

In mid-1999, however, the Fed became concerned that despite the benefits of higher productivity, the economy was growing too quickly. In response to this rate of growth, the Fed began to increase short-term interest rates, raising them six times, with the final interest rate hike in May 2000.

Once again, the Fed appeared to be successful. The economy slowed, retail sales weakened and job growth declined, with 230,000 net new jobs created in the fourth quarter of 2000 versus 773,000 in the fourth quarter of 1999. Now, the only debate among economists seems to be whether the economy in 2001 will have a "hard landing" (i.e., 1% or less gross domestic product GDP(4) growth) or a "soft landing" (i.e., 2% or more GDP growth).

---------------
 (1) The Portfolio is an underlying investment option of certain variable life insurance contracts. A variable life insurance contract is an innovation in life insurance that allows policyholders to invest the cash value of the policy in stock, bond, or money market portfolios.

 (2) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

 (3) The Salomon Smith Barney Index includes institutionally traded U.S. Treasury bonds, government-sponsored bonds (U.S. agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.

 (4) GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.

THE TRAVELERS SERIES TRUST:
ZERO COUPON BOND FUND PORTFOLIO: SERIES 2005
--------------------------------------------------------------------------------

The Fed has acted decisively by lowering short-term interest rates by 50 basis points(5) on January 3, 2001.(6) Presumably the Fed, too, was worried about the possibility of a "hard landing." And, at least initially, the central bank's most recent action has been warmly received by stock investors, with a more muted response by bond buyers.

PORTFOLIO INVESTMENT STRATEGY AND PERFORMANCE

The Portfolio began operations on October 11, 1995. The Portfolio was set up as an option for the Travelers Single Premium Variable Universal Life Product offered by the Travelers Insurance Company and the Travelers Life and Annuity Company. The Portfolio has a target maturity of 2005. The Portfolio invests primarily in U.S. Treasury bonds that have a "locked-in" rate of return. Zero coupons, sometimes referred to as "strips," are long-term U.S. Treasury bonds that have been "stripped" of their interest coupons. Instead of regular interest payments, these securities offer return based on the difference between the purchase price and the value at maturity, or par value. The yield for a zero coupon is the difference in price over the time until the bond matures.

For the year ended December 31, 2000 the Portfolio returned 14.13%.(7) In comparison, the Merrill Lynch Zero Coupon 10-Year Index(8) returned a 14.93% for the same period. Past performance is not indicative of future results.

The Portfolio is managed (immunized) to have a duration(9) equal to a zero coupon bond due on its maturity date. To boost the Portfolio's yield, the managers added zero coupon corporate bonds. Because these bonds are hard to find, the managers invest in a range of maturities and use U.S. Treasury strips to bring the total duration in line. The Portfolio has positions in coupon-paying bonds in order to increase spread(10) exposure. The prospectus limits coupon-bearing holdings to 25%. Treasury strip positions are used to adjust duration.

Thank you for investing in The Travelers Series Trust: Zero Coupon Bond Fund
Portfolio: Series 2005.

Sincerely,

/s/ HEATH B. MCLENDON
Heath B. McLendon
Chairman

January 23, 2001

THE INFORMATION PROVIDED IN THESE COMMENTARIES REPRESENTS THE OPINION OF THE MANAGERS AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIO. PLEASE REFER TO PAGE 4 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE PORTFOLIOS' HOLDINGS IS OF DECEMBER 31, 2000 AND IS SUBJECT TO CHANGE.

---------------

 (5) A basis point is 0.01% or one one-hundredth of a percent.

 (6) On January 31, 2001, after this commentary was written, the Fed cut interest rates by one-half point.

 (7) The performance return above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable life insurance contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio. Past performance is not indicative of future results.

 (8) Merrill Lynch Zero Coupon 10-Year Index comprises U.S. government stripped securities that have a maturity of less than ten years. Please note that an investor cannot invest directly in an index.

 (9) Duration is a measure of a fund's volatility relative to a given change in interest rates.

(10) Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- ZERO COUPON BOND FUND PORTFOLIO SERIES 2005
(UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/00                    14.13%
    Five Years Ended 12/31/00               6.43%
    10/11/95 through 12/31/00               7.11%

                CUMULATIVE TOTAL RETURN
    -----------------------------------------------
    10/11/95* through 12/31/00             43.11%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made on October 11, 1995, assuming reinvestment of dividends, through December 31, 2000. The Merrill Lynch Zero Coupon 10-Year Index is comprised of U.S. government stripped securities which have a maturity not greater than ten years.
[Performance graph - Series 2005]

                                                              ZERO COUPON BOND FUND PORTFOLIO     MERRILL LYNCH ZERO COUPON 10-
                                                                        SERIES 2005                         YEAR INDEX
                                                              -------------------------------     -----------------------------
10/11/95                                                                  10000.00                           10000.00
12/31/95                                                                  10480.00                           10687.00
12/31/96                                                                  10580.00                           10584.00
12/31/97                                                                  11810.00                           11101.00
12/31/98                                                                  13258.00                           12542.00
12/31/99                                                                  12540.00                           11820.00
12/31/00                                                                  14311.00                           13583.00

--------------------------------------------------------------------------------

Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gains or losses from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub-account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

   FACE
  AMOUNT     RATING(a)                             SECURITY                              VALUE
-------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 72.9%
$1,350,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, to
                           yield 6.32% due 8/15/05...................................  $1,064,975
 1,500,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, to
                           yield 6.25% due 11/15/05..................................   1,178,925
   450,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, to
                           yield 6.29% due 5/15/07...................................     325,535
   910,000    AAA        U.S. Treasury Note, Stripped Principal Payment only, to
                           yield 5.79% due 2/15/09...................................     596,969
-------------------------------------------------------------------------------------------------
                         TOTAL U.S. TREASURY OBLIGATIONS (Cost -- $2,983,474)           3,166,404
-------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 7.9%
-------------------------------------------------------------------------------------------------
FOOD -- 6.4%
    70,000    A+         Archer-Daniels-Midland Co., Debentures, zero coupon bond to yield
                           6.420% due 5/1/02.........................................      64,400
   180,000    A+         Diageo PLC, Notes, zero coupon note to yield 7.020% due
                         1/6/04......................................................     149,625
    80,000    A-         General Mills Inc., zero coupon bond to yield 6.580% due
                         8/15/04.....................................................      64,000
-------------------------------------------------------------------------------------------------
                                                                                          278,025
-------------------------------------------------------------------------------------------------
INSURANCE -- 1.5%
    80,000    AAA        American International Group, zero coupon bond to yield
                         6.400% due 8/15/04..........................................      63,300
-------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES (Cost -- $335,811)               341,325
-------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 3.1%
-------------------------------------------------------------------------------------------------
BANKING -- 1.6%
    75,000    A+         Chemical New York NV Corp., zero coupon bond to yield 6.620%
                         due 2/16/02.................................................      69,648
-------------------------------------------------------------------------------------------------
OIL -- 1.5%
    80,000    AAA        Exxon Capital Corp., Notes, zero coupon note to yield 6.360%
                         due 11/15/04................................................      63,579
-------------------------------------------------------------------------------------------------
                         TOTAL FOREIGN BONDS AND NOTES (Cost -- $132,120)                 133,227
-------------------------------------------------------------------------------------------------
                         SUB-TOTAL INVESTMENTS (Cost -- $3,451,405)                     3,640,956
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 16.1%
   703,000               CS First Boston Corp., 6.000% due 1/2/01; Proceeds at
                           maturity -- $703,466;
                           (Fully collateralized by U.S. Treasury Bill due 6/30/01;
                           Market value -- $717,466) (Cost -- $703,000)..............     703,000
-------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $4,154,405*)               $4,343,956
-------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 5 for definition of ratings.

                         SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --   Bonds rated "AAA" have the highest rating assigned by
          Standard & Poor's to a debt obligation. Capacity to pay
          interest and repay principal is extremely strong.
AA   --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A    --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
          economic conditions than bonds in higher rated categories.
BBB  --   Bonds rated "BBB" are regarded as having an adequate
          capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
          economic conditions or changing circumstances are more
          likely to lead to a weakened capacity to pay interest and
          repay principal for bonds in this category than in higher
          rated categories.

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2000

ASSETS:
  Investments, at value (Cost -- $3,451,405)................   $3,640,956
  Repurchase agreement, at value (Cost -- $703,000).........      703,000
  Cash......................................................        2,280
  Dividends and interest receivable.........................          116
  Receivable from affiliate.................................       16,371
--------------------------------------------------------------------------
  TOTAL ASSETS..............................................    4,362,723
--------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased.........................          710
  Management fees payable...................................          313
  Administration fees payable...............................          178
  Accrued expenses..........................................       15,874
--------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       17,075
--------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $4,345,648
--------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...........................................   $3,928,539
  Undistributed net investment income.......................      219,751
  Accumulated net realized gain from security
     transactions...........................................        7,807
  Net unrealized appreciation of investments................      189,551
--------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $4,345,648
--------------------------------------------------------------------------
SHARES OUTSTANDING..........................................      376,082
--------------------------------------------------------------------------
NET ASSET VALUE.............................................       $11.56
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
  Interest                                                       $225,157
---------------------------------------------------------------------------
EXPENSES:
  Audit and legal...........................................       13,300
  Shareholder and system servicing fees.....................       15,000
  Shareholder communications................................       10,200
  Directors' fees...........................................        4,000
  Management fees (Note 2)..................................        3,597
  Administration fees (Note 2)..............................        2,190
  Custody...................................................        1,400
  Pricing service fees......................................        1,300
  Other.....................................................        1,012
---------------------------------------------------------------------------
  TOTAL EXPENSES............................................       51,999
  Less: Expense reimbursement (Note 2)......................      (46,621)
---------------------------------------------------------------------------
  NET EXPENSES..............................................        5,378
---------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................      219,779
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions (excluding
     short-term securities):
     Proceeds from sales....................................      951,966
     Cost of securities sold................................      924,173
---------------------------------------------------------------------------
  NET REALIZED GAIN.........................................       27,793
---------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
     Investments:
     Beginning of year......................................      (48,979)
     End of year............................................      189,551
---------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION...................      238,530
---------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.....................................      266,323
---------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................     $486,102
---------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,


                                                                 2000         1999
-------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $  219,779   $  174,362
  Net realized gain (loss)..................................      27,793      (12,291)
  Increase (decrease) in net unrealized appreciation........     238,530     (335,915)
-------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........     486,102     (173,844)
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................    (174,390)          --
-------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................    (174,390)          --
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares..........................   1,212,319      278,000
  Net asset value of shares issued for reinvestment of
     dividends..............................................     174,390           --
  Cost of shares reacquired.................................    (353,276)    (274,060)
-------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......   1,033,433        3,940
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   1,345,145     (169,904)
NET ASSETS:
  Beginning of year.........................................   3,000,503    3,170,407
-------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $4,345,648   $3,000,503
-------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........    $219,751     $174,362
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Zero Coupon Bond Fund Portfolio Series 2005 ("Portfolio") is a separate investment portfolio of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of this portfolio and eighteen other separate investment portfolios:
U.S. Government Securities, Social Awareness Stock, Utilities, Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock, Strategic Stock, NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager and adviser to the Portfolio. The Portfolio pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly.

     Travelers Insurance Co. ("Travelers Insurance") acts as administrator to the Portfolio. The Portfolio pays Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with SSB Citi Fund Management LLC ("SSBC"). Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the Portfolio's average daily net assets. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. During the year ended December 31, 2000, the Portfolio paid transfer agent fees of $5,000 to CFTC.

     For the year ended December 31, 2000, Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amount of $46,621.

     3.  INVESTMENTS

     During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------------------------
Purchases...................................................  $1,423,309
Sales.......................................................     951,966
------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2000, the aggregate unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

----------------------------------------------------------------------
Gross unrealized appreciation...............................  $189,719
Gross unrealized depreciation...............................      (168)
----------------------------------------------------------------------
Net unrealized appreciation.................................  $189,551
----------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolio purchases (and the custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2000, the Portfolio had no open futures contracts.

     6.  STRIPPED SECURITIES

     The Portfolio will invest primarily in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities, and Stripped Eurodollar Obligations; as well as other stripped securities. Stripped securities can be securities consisting of debt obligations that have been stripped of unmatured interest coupons, securities consisting of unmatured interest coupons that have been stripped from debt obligations, or debt obligations that are issued without interest coupons and are sold at substantial discounts from their face amounts.

     Stripped securities do not make periodic payments of interest prior to maturity. The market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. Fluctuations in response to interest rates may be greater than those for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

     7.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Portfolio were as follows:

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000    DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------
Shares sold.................................................       110,198               25,360
Shares issued on reinvestment...............................        16,390                   --
Shares reacquired...........................................       (32,194)             (25,163)
----------------------------------------------------------------------------------------------------
Net Increase................................................        94,394                  197
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31:

                                                   2000(1)          1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............   $10.65         $11.26         $10.53          $9.97         $10.48
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2).......................     0.67           0.62           0.55           0.60           0.48
  Net realized and unrealized gain (loss)........     0.79          (1.23)          0.74           0.56          (0.38)
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............     1.46          (0.61)          1.29           1.16           0.10
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................    (0.55)            --          (0.56)         (0.60)         (0.61)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions..............................    (0.55)            --          (0.56)         (0.60)         (0.61)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................   $11.56         $10.65         $11.26         $10.53          $9.97
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................    14.13%         (5.42)%        12.26%         11.63%          0.90%
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................   $4,346         $3,001         $3,170         $2,054         $1,050
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3).................................     0.15%          0.15%          0.15%          0.15%          0.15%
  Net investment income..........................     6.07           5.68           5.63           6.11           6.14
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................       30%            18%             3%             9%            17%
-----------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the years ended December 31, 2000, 1999, 1998, 1997 and 1996, Travelers Insurance reimbursed the Portfolio for $46,621, $55,152, $38,063, $28,361 and $30,922 in expenses, respectively. If such expenses were not reimbursed, the per share decrease to net investment income and actual expense ratios would have been as follows:

                                                  EXPENSE RATIOS
                 PER SHARE DECREASES              WITHOUT EXPENSE
               TO NET INVESTMENT INCOME            REIMBURSEMENT
               ------------------------         -------------------
  2000                  $0.14                          1.44%
  1999                   0.20                          1.95
  1998                   0.14                          1.61
  1997                   0.13                          1.52
  1996                   0.15                          2.17

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.15%.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2000:

- A total of 75.66% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Zero Coupon Bond Fund Portfolio Series 2005 of the Travelers Series Trust as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1996 were audited by other auditors whose report thereon, dated February 24, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zero Coupon Bond Fund Portfolio Series 2005 of the Travelers Series Trust as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ KPMG LLP

New York, New York
February 9, 2001

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodian

                               PFPC TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of Zero Coupon Bond Fund Portfolio Series 2005. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Universal Life Insurance products offered by The Travelers Insurance Company and The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

VG-ZERO (Annual) (2-01) Printed in U.S.A.

THE TRAVELERS VARIABLE
PRODUCTS FUNDS
ANNUAL REPORTS
December 31, 2000
                                   [TRAVELERS GRAPHIC]


  MANAGED ASSETS TRUST
  HIGH YIELD BOND TRUST
  CAPITAL APPRECIATION FUND
  MONEY MARKET PORTFOLIO

  THE TRAVELERS SERIES TRUST:

  U.S. GOVERNMENT SECURITIES PORTFOLIO
  SOCIAL AWARENESS STOCK PORTFOLIO
  UTILITIES PORTFOLIO



[TRAVELERS LIFE & ANNUITY LOGO]


The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Travelers Variable Products Funds -- Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio ("Trust" or "Portfolio") and the Travelers Series
Trust -- U.S. Government Securities, Social Awareness Stock and Utilities Portfolios ("Portfolio(s)")(1) for the year ended December 31, 2000. In this report, we have summarized the period's prevailing economic and market conditions and outlined each Portfolio's investment strategy. We hope you find this report to be useful and informative.

The Performance of the Travelers Variable Products Funds (December 31, 1999 - December 31, 2000)(2)
---------------------------------------------------------------------------------------------------
Managed Assets Trust...........................................                    (1.62)%
High Yield Bond Trust..........................................                     0.97
Capital Appreciation Fund......................................                   (21.88)
Money Market Portfolio.........................................                     6.18
U.S. Government Securities Portfolio...........................                    14.53
Social Awareness Stock Portfolio...............................                    (0.49)
Utilities Portfolio............................................                    24.26

                                                                MARKET      SCHEDULE OF
                         SUBACCOUNT                           COMMENTARY    INVESTMENTS
                         ----------                           ----------    -----------
Managed Assets Trust........................................       3             9
High Yield Bond Trust.......................................       4            18
Capital Appreciation Fund...................................       4            25
Money Market Portfolio......................................       5            27
U.S. Government Securities Portfolio........................      40            45
Social Awareness Stock Portfolio............................      40            46
Utilities Portfolio.........................................      42            49

MARKET AND ECONOMIC OVERVIEW

Stock markets fell around the world in the fourth quarter of 2000. The more speculative the market, the harder the fall. Returns for calendar year 2000 followed the same pattern -- a startling contrast to 1999 when markets went up dramatically.

---------------

(1) The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

(2) The performance returns do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of each Portfolio. Past performance is not indicative of future results.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

The broad stock market, as measured by the Standard and Poor's 500 Index ("S&P 500"),(3) declined 9.10% during the year ended December 31, 2000. The Russell 1000 Value Index(4) bucked the down trend that was prevalent in most market indices, rising a modest 7.01% during the same period. The generally faster growing stocks that comprise the Nasdaq Composite Index(5) however, fell 39.29% in 2000, its worst year since its inception in 1971. The Nasdaq Composite Index's heavy technology component exacerbated the decline, as many investors sold their technology-related issues due to concerns regarding the valuations assigned to most stocks in the sector. Past performance is not indicative of future results.

This contrast is even more dramatic considering the performance of the Nasdaq Composite Index in 1999. In 1999, the Nasdaq Composite Index climbed
85.59% -- its best year since 1971. Technology stocks had a significantly positive impact. But with the rapid decline of this sector, the Nasdaq Composite Index gave back most of its 1999 gains. What caused this volatility? Why did the Nasdaq Composite Index swing from its best year ever to its worst performing year?

We think the answer can be summed up in one word: earnings -- or in many cases their failure to materialize. Technology stocks went up in 1999 as current earnings and future earnings growth estimates rose. The sector hit its peak in March 2000, then dramatically weakened as it became clearer that the growth of the U.S. economy and earnings estimates were slowing. The price declines were accentuated by high valuations, but the fundamental cause of the downdraft was that most investors were concerned about the level and growth rate of future earnings.

The stock market's attention to earnings is understandable, as estimates have been declining over the past year. For example, consensus 2001 estimates for the S&P 500 operating earnings have slipped from a high of $63.25 to $62.15 by year end. Earnings estimates have been trimmed because of declining expectations for sales. While corporate margins, or profitability per dollar of revenues, generally continue to be strong, revenues have been lower than many analysts originally anticipated.

Although the stock market viewed a slowing U.S. economy unfavorably, the bond market saw it as a positive. A slowing economy generally decreases inflationary pressures and increases the probability that the Federal Reserve Board ("Fed") may ease interest rates. As a result, bond investors continued to enjoy strong performance in the fourth quarter of 2000.

The overall investment-grade(6) bond market returned 4.20%, as measured by the Salomon Smith Barney Broad Investment Grade Bond Index ("Salomon Smith Barney Index"),(7) short-term investments, as represented by three-month U.S. Treasury Bills, returned 1.60% for the fourth quarter of 2000. High-yield bonds were the one segment of the bond market with negative performance for the fourth quarter of 2000. Because high-yield bond returns are inversely related to credit risk, a slowing economy and the implied increase in credit risk caused high-yield bond performance to lag other bond returns during the fourth quarter. Past performance is not indicative of future results.

For 2000 overall, most sectors of the bond market performed better than most sectors of the stock market. The general bond market, again as reflected in the Salomon Smith Barney Index and the three-month U.S. Treasury Bills, returned 11.6% and 6.0%, respectively. So in this volatile year for the markets, those investors who assumed less risk and invested in bonds generally fared far better than those who ventured into the more speculative sectors of the stock market.

The Fed's primary responsibility is monetary policy and the setting of short-term interest rates in the U.S. economy. We believe that under Chairman Alan Greenspan, the Fed has done a good job of managing the U.S. economy. It has brought down inflation while maintaining the longest modern economic expansion. The Fed has enabled the economy to grow rapidly -- quickly enough that some economists initially feared a resurgence of inflation. But the Fed recognized that one of

---------------

(3) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

(4) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

(5) The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

(6) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

(7) The Salomon Smith Barney Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly an index.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

the primary drivers of this expansion, soaring capital investments, has in fact led to a jump in productivity. Higher productivity has in turn led the economy to grow more quickly without triggering inflation.

In mid-1999, however, the Fed began to grow concerned that despite the benefits of higher productivity, the economy was growing too quickly. In response to this rate of growth, the Fed began to increase short-term interest rates, raising them six times, with the final interest rate hike in May 2000.

Once again, the Fed appeared to be successful. The growth of the economy slowed, retail sales weakened and job growth declined, with 230,000 net new jobs created in the fourth quarter of 2000 versus 773,000 in the fourth quarter of 1999. Now the only debate among economists seems to be whether the economy in 2001 will have a "hard landing" (i.e., 1% or less gross domestic product "GDP"(8) growth) or a "soft landing" (i.e., 2% or more GDP growth).

The Fed has acted decisively by lowering short-term interest rates by 50 basis points(9) on January 3, 2001. (On January 31, 2001, after this commentary was written, the Fed cut interest rates by an additional 50 basis points.) Presumably the Fed, too, was worried about the possibility of a "hard landing." And at least initially, the central bank's most recent action has been warmly received by stock investors, with a more muted response by bond buyers.

MANAGED ASSETS TRUST

Managed Assets Trust ("Trust") seeks to provide high total investment return through a fully managed investment policy. For the year ended December 31, 2000, the Trust returned a negative 1.62%. In comparison, the Lehman Brothers Government/ Corporate Bond Index(10) and the S&P 500 returned 11.85% and a negative 9.10%, respectively, for the same period. Past performance is not indicative of future results.

The Trust underperformed its benchmark (which is a blend of 60% S&P 500 and 40% the Lehman Brothers Government/ Corporate Bond Index) by 0.96% in the fourth quarter of 2000 and for the period, the Trust returned a negative 1.01% and the Lehman Brothers Government/Corporate Bond Index benchmark returned a negative 0.91%.

The Trust's fourth quarter performance was hurt by underperformance in both stocks and bonds offset by slightly less than 60% stock exposure and the Trust's holdings in Treasury Inflation Protected Securities ("TIPS")(11) and convertibles.(12)

The stock portion of the Trust declined approximately 1.61% during the third quarter of 2000. For the period, the Trust's stock portion declined approximately 2.39%. The bond portion of the Trust underperformed in the fourth quarter by 0.98% due to weak performance in the corporate bond holdings. For the year, the Trust's bond portfolio outperformed by 0.61% helped by an early year exposure to U.S. Treasury strips(13) and a significant position all year in TIPS. The convertible bond holdings were down only 0.05% in the fourth quarter, almost 3% better than the 60/40 benchmark. For the year the convertible bond holdings in the Trust's portfolio were up 21.6%.

Going into 2001, the manager is planning on maintaining the Trust's stock weighting at close to 60%. He extended many of the Trust's corporate bond positions in the 10-year area in December 2000 in order to possibly maximize exposure to spread(14) narrowing while remaining slightly short of its duration(15) target.

---------------

 (8) GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.

 (9) A basis point is 0.01% or one one-hundredth of a percent.

(10) The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.

(11) TIPS are Treasury bonds that pay a fixed coupon, but with a principal value that is adjusted to the latest consumer price index.

(12) Convertible securities are bonds or preferred stocks that may be converted into common stock or other equity interests in the issuer at a predetermined price or rate.

(13) A strip bond is a bond separated into its two components: periodic interest payments and principal repayment. Each of the interest payments and the principal repayment are stripped apart from a brokerage firm and sold individually as zero-coupon securities.

(14) Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

(15) Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

The manager also continues to hold a 15% position in TIPS, which still provide high real interest rates and are benefiting from the tight energy market's impact on total inflation. The manager is also increasing his weighting in convertible securities, as he believes the weak stock market has created opportunities.

HIGH YIELD BOND TRUST

The High Yield Bond Trust ("Trust") seeks generous income. The assets of the Trust will be invested in bonds which, as a class, sell at discounts from par value and are typically higher-risk securities. For the year ended December 31, 2000, the Trust returned 0.97%. In comparison, the Lehman Brothers Aggregate Bond Index(16) and First Boston Global High Yield Index Top Tier(17) returned 11.63% and a negative 5.21%, respectively, for the same period. Past performance is not indicative of future results.

The high-yield bond market performed poorly in the fourth quarter of 2000. This was the worst performing quarter since 1990 marking the first year of negative returns since 1994. The Trust generated a gross return of negative 1.92% for the fourth quarter of 2000 outperforming the Lehman Brothers Aggregate Bond Index by 319 basis points.

With the collapse of the U.S. stock market, most notably the Nasdaq Composite Index during the fourth quarter of 2000, the high-yield bond market experienced a tumultuous sell-off. The cyclicals, retail and telecommunication sectors took the brunt of the damage during the fourth quarter of 2000. Due to fact that the 10-Year U.S. Treasury yields decreased by 70 basis points in the fourth quarter, higher quality credits (BB) once again outperformed their lower-quality (B) counterparts.

While the general economy appears to be slowing, the managers are still somewhat positive on the high-yield bond market in 2001. Absolute yields are at levels not seen since 1991 and the managers think there are compelling prospects for the long-term opportunities in the high yield bond market. In addition, the managers plan to continue to utilize their "bottom-up"(18) investment approach and purchase solid credits with what they deem to be competitive attractive yields in 2001.

CAPITAL APPRECIATION FUND

The Capital Appreciation Fund ("Portfolio") seeks growth of capital through the use of common stocks. Income is not an objective. The Portfolio invests principally in common stocks of small to large cap companies that are expected to experience wide fluctuations in price. For the year ended December 31, 2000, the Portfolio returned a negative 21.88%. In comparison, the S&P 500 returned negative 9.10% for the same period. Past performance is not indicative of future results.

By just about any measure, the year 2000 was a difficult one for most stocks, with the S&P 500 declining by 9.10%, and the Nasdaq Composite Index declined 39.29%. The manager believes the performance of the stock market can be directly attributed to overvaluation. For all the explanations given to describe the performance of the stock market in 2000, the most compelling story in the manager's view, is that the mania of late 1999 that carried into February 2000 left the stock market vulnerable to a resounding drop.

Among the lessons that most investors either learned or were reminded of during the period were:

     - Diversification can be better than betting the ranch on any one kind of investment;

     - Cash is not always trash;

     - Valuations do matter; and

     - Maybe most importantly, the belief that "this time is different" is still the most dangerous phrase in stock market lingo.

---------------

(16) The Lehman Brothers Aggregate Bond Index is a broad based measure of the performance of taxable bonds in the U.S. market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

(17) The First Boston Global High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as "junk bonds." Please note that an investor cannot invest directly in an index.

(18) Bottom-up approach investing is to search for outstanding performance of individual stocks before considering the impact of economic trends.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

In the manager's opinion, what may most impact the stock market in the coming year is whether the economy slips into a recession, defined as two quarters of declines in GDP, or whether the economy experiences a "soft landing" (i.e., slower growth but no recession) predicted by the manager six months ago as the most likely outcome.

Unfortunately, at this time, the manager believes the odds of a recession have increased in the past two months, as the positive wealth effect from the 1999 stock market has turned negative, affecting many areas of the U.S. economy that have great multiplier effects, such as housing, autos and consumer spending. Energy costs have begun to act like a tax increase. Confidence has declined, and it remains to be seen if monetary easing by the Fed, a virtual certainty in the early months of 2001, is enough to overcome the malaise that has set in.

MONEY MARKET PORTFOLIO

The Money Market Portfolio ("Portfolio") seeks to provide investors with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining a high degree of liquidity. The Portfolio pursues this objective by investing in securities maturing in one year or less. For the year ended December 31, 2000, the Portfolio returned 6.18%. Past performance is not indicative of future results.

The Portfolio invests in high-quality U.S. dollar denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. The Portfolio will invest at least 25% of its assets in obligations of domestic and foreign banks.

Please note that the investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

For most of 2000 the U.S. economy continued to show strong growth. However, late in the fourth quarter the first signs of slowing began to appear and the topic of a possible recession in 2001 began to creep into the economic press. GDP growth for the fourth quarter is expected to be 2.7%, up from 2.2% in the third quarter of 2000, and growth for 2001 is expected to be 2.6%, well below the rampant growth of recent years. The unemployment rate for December remained at 4.0%.

The yield on the long-term bonds ended the fourth quarter at 5.46%, down 43 basis points from the previous quarter and down 102 basis points for the year. The Federal Open Market Committee ("FOMC")(19) left the federal funds rate ("fed funds rate")(20) unchanged at its November 15, 2000 and December 19, 2000 meetings, but changed its bias from inflation to weakness at the latter meeting.

In a rare surprise, the Fed cut interest rates by 50 basis points on January 3, 2001(21), citing slackening demand in the manufacturing sector and worries about a possible slowdown in consumer spending to follow. The fed funds rate finished 2000 at 6.50%, up 100 basis points for 2000, but with the recent cut now stands at 6.00%. Most signs point towards further rate cuts by the Fed in the near future in an effort to stave off recession. Many economists are calling for further cuts of 75 to 125 basis points by the Fed in 2001. The strategy in management of the Portfolio's short-term assets will be to slightly increase the current average life of the portfolio slightly from 30 days to approximately 35 days.

---------------

(19) The FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

(20) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

(21) On January 31, 2001, after the commentary was written the Fed cut interest rates an additional 50 basis points.

ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

Thank you for your investment in Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 18, 2001

THE INFORMATION PROVIDED IN THIS COMMENTARY REPRESENTS THE OPINION OF THE MANAGERS AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE TRUSTS AND PORTFOLIOS. PLEASE REFER TO PAGES 9 THROUGH 27 FOR A LIST AND PERCENTAGE BREAKDOWN OF EACH TRUST'S AND PORTFOLIO'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE PORTFOLIOS' HOLDINGS IS OF DECEMBER 31, 2000 AND IS SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 12/31/00 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
    ----------------------------------------------
    Year Ended 12/31/00                   (1.62)%
    Five Years Ended 12/31/00             13.50%
    Ten Years Ended 12/31/00              12.59%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    12/31/90 through 12/31/00            227.47%

This chart assumes an initial investment of $10,000 made on December 31, 1990, assuming reinvestment of dividends, through December 31, 2000. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

            [PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST CHART]

                                                                 LEHMAN BROTHERS
                                                               GOVERNMENT/CORPORATE                           STANDARD & POOR'S
                                        MANAGED ASSETS TRUST        BOND INDEX        CONSUMER PRICE INDEX        500 INDEX
                                        --------------------   --------------------   --------------------    -----------------
12/90                                         10000                  10000                  10000                  10000
12/91                                         12170                  11612                  10306                  13040
12/92                                         12796                  12493                  10605                  14033
12/93                                         13990                  13872                  10897                  15444
12/94                                         13676                  13384                  11188                  15647
12/95                                         17385                  15960                  11472                  19078
12/96                                         19780                  16422                  11853                  23456
12/97                                         23996                  18024                  12054                  31280
12/98                                         29141                  19732                  12247                  40270
12/99                                         33285                  18867                  12612                  48740
12/00                                         32747                  21103                  13040                  44303

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 12/31/00 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/00                    0.97%
    Five Years Ended 12/31/00              8.73%
    Ten Years Ended 12/31/00              10.92%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    12/31/90 through 12/31/00            181.85%

              [PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST]

This chart assumes an initial investment of $10,000 made on December 31, 1990, assuming reinvestment of dividends, through December 31, 2000. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston Global High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as "junk bonds."

                                                                                                             FIRST BOSTON GLOBAL
                                                                 LEHMAN BROTHERS                             HIGH YIELD INDEX TOP
                                       HIGH YIELD BOND TRUST   AGGREGATE BOND INDEX   CONSUMER PRICE INDEX           TIER
                                       ---------------------   --------------------   --------------------   --------------------
12/90                                        10000                   10000                  10000                  10000
12/91                                        12610                   11600                  10306                  12288
12/92                                        14269                   12458                  10605                  13361
12/93                                        16268                   13673                  10897                  15448
12/94                                        16063                   13274                  11188                  15418
12/95                                        18547                   15726                  11472                  18298
12/96                                        21542                   16297                  11853                  20260
12/97                                        25089                   17869                  12054                  22819
12/98                                        26734                   19422                  12247                  22885
12/99                                        27916                   19263                  12612                  23903
12/00                                        28185                   21504                  13040                  23077

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 12/31/00 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/00                  (21.88)%
    Five Years Ended 12/31/00             25.67%
    Ten Years Ended 12/31/00              22.24%
               CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    12/31/90 through 12/31/00            644.81%

         [PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND CHART]

This chart assumes an initial investment of $10,000 made on December 31, 1990, assuming reinvestment of dividends, through December 31, 2000. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                        CAPITAL APPRECIATION    STANDARD & POOR'S
                                                FUND                500 INDEX          RUSSELL 2000 INDEX    CONSUMER PRICE INDEX
                                        --------------------    -----------------      ------------------    --------------------
12/90                                          10000                  10000                  10000                  10000
12/91                                          13516                  13040                  14605                  10306
12/92                                          15896                  14033                  17293                  10605
12/93                                          18294                  15444                  20558                  10897
12/94                                          17423                  15647                   8530                  11188
12/95                                          23759                  19078                  10958                  11472
12/96                                          30460                  23456                  12766                  11853
12/97                                          38424                  31301                  15621                  12054
12/98                                          62104                  40296                  15224                  12247
12/99                                          95339                  48772                  18459                  12612
12/00                                          74481                  44303                  17901                  13040

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 55.7%
-----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 2.5%
        16,800           Bed Bath & Beyond Inc.*.....................................    $    375,900
         7,300           Best Buy Co., Inc.*.........................................         215,806
         6,400           CDW Computer Centers, Inc.*.................................         178,400
         6,427           CVS Corp....................................................         385,218
        25,595           Home Depot, Inc. ...........................................       1,169,372
         8,900           Interpublic Group of Cos., Inc. ............................         378,806
        17,400           Kohl's Corp.*...............................................       1,061,400
        11,800           McDonald's Corp. ...........................................         401,200
        16,400           Walgreen Co. ...............................................         685,725
        66,460           Wal-Mart Stores, Inc. ......................................       3,530,688
-----------------------------------------------------------------------------------------------------
                                                                                            8,382,515
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.5%
         8,900           Adolph Coors Co., Class B Shares............................         714,781
        10,300           Alberto-Culver Co., Class B Shares..........................         440,969
        21,454           Anheuser-Busch Cos., Inc. ..................................         976,157
         4,600           Avery Dennison Corp. .......................................         252,425
        42,605           The Coca-Cola Co. ..........................................       2,596,242
        14,684           Colgate Palmolive Co. ......................................         947,852
        12,700           Federated Department Stores, Inc.*..........................         444,500
        12,900           Keebler Foods Co. ..........................................         534,544
         8,864           Kimberly-Clark Corp. .......................................         626,596
        33,200           The Kroger Co.*.............................................         898,475
        32,080           PepsiCo, Inc. ..............................................       1,589,965
        47,015           Philip Morris Cos. Inc. ....................................       2,068,660
        13,932           Procter & Gamble Co. .......................................       1,092,791
        16,262           Safeway Inc.*...............................................       1,016,375
        31,688           SYSCO Corp. ................................................         950,640
        12,800           Tricon Global Restaurants, Inc.*............................         422,400
-----------------------------------------------------------------------------------------------------
                                                                                           15,573,372
-----------------------------------------------------------------------------------------------------
ENTERTAINMENT/MEDIA -- 2.5%
        17,700           Carnival Corp. .............................................         545,381
         9,742           Clear Channel Communications, Inc.*.........................         471,878
        22,900           Comcast Corp., Special Class A Shares*......................         956,075
         7,511           Gannett Co., Inc. ..........................................         473,662
        13,200           Harrah's Entertainment, Inc.*...............................         348,150
         7,400           Knight-Ridder, Inc. ........................................         420,875
         9,800           The McGraw-Hill Cos., Inc. .................................         574,525
        11,000           Reader's Digest Association, Inc., Class A Shares...........         430,375
        24,422           Time Warner Inc. ...........................................       1,275,805
        13,000           Tribune Co. ................................................         549,250
        26,786           Viacom Inc., Class B Shares*................................       1,252,246
        41,595           The Walt Disney Co. ........................................       1,203,655
-----------------------------------------------------------------------------------------------------
                                                                                            8,501,877
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 7.2%
        34,949           American Express Co. .......................................    $  1,920,011
        21,876           Bank of America Corp. ......................................       1,003,562
        21,300           The Bank of New York Co., Inc. .............................       1,175,494
        30,021           Bank One Corp. .............................................       1,099,519
        13,900           Bear Stearns Cos. Inc. .....................................         704,556
         8,108           Capital One Financial Corp. ................................         533,608
        18,900           Charles Schwab Corp. .......................................         536,288
        28,102           Chase Manhattan Corp.+......................................       1,276,885
        18,052           Fannie Mae..................................................       1,566,011
         6,450           Fifth Third Bancorp.........................................         385,388
        36,500           Firstar Corp. ..............................................         848,625
        32,223           FleetBoston Financial Corp. ................................       1,210,382
        14,250           Freddie Mac.................................................         981,469
        14,200           Household International, Inc. ..............................         781,000
         2,313           J.P. Morgan & Co.+..........................................         382,802
        31,300           Knight Trading Group, Inc.*.................................         436,244
        17,562           Lehman Brothers Holdings Inc. ..............................       1,187,630
        23,800           MBNA Corp. .................................................         879,113
        22,050           Merrill Lynch & Co., Inc. ..................................       1,503,534
        28,682           Morgan Stanley Dean Witter & Co. ...........................       2,273,049
        27,400           National City Corp. ........................................         787,750
        13,000           Providian Financial Corp. ..................................         747,500
         4,948           State Street Corp. .........................................         614,591
        32,500           Wells Fargo & Co. ..........................................       1,809,844
-----------------------------------------------------------------------------------------------------
                                                                                           24,644,855
-----------------------------------------------------------------------------------------------------
HEALTH CARE -- 7.2%
        16,046           Abbott Laboratories.........................................         777,228
         6,300           Allergan, Inc. .............................................         609,919
        13,200           ALZA Corp.*.................................................         561,000
         9,113           American Home Products Corp. ...............................         579,131
         4,900           Baxter International Inc. ..................................         432,731
        10,800           Biomet, Inc. ...............................................         428,625
        31,596           Bristol-Myers Squibb Co. ...................................       2,336,129
        10,400           Cardinal Health, Inc. ......................................       1,036,100
        11,604           Eli Lilly & Co. ............................................       1,079,897
         4,600           Forest Laboratories, Inc.*..................................         611,225
        16,600           HCA - The Healthcare Corp. .................................         730,566
        25,211           Johnson & Johnson...........................................       2,648,731
         3,300           MedImmune, Inc.*............................................         157,369
         9,866           Medtronic, Inc. ............................................         595,660
        38,138           Merck & Co., Inc. ..........................................       3,570,670
       106,891           Pfizer Inc. ................................................       4,916,986
        20,492           Pharmacia Corp. ............................................       1,250,012
         8,668           Schering-Plough Corp. ......................................         491,909
        13,200           Tenet Healthcare Corp. .....................................         586,575

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
HEALTH CARE -- 7.2% (CONTINUED)
         8,500           Trigon Healthcare, Inc.*....................................    $    661,406
        11,000           UnitedHealth Group Inc. ....................................         675,125
-----------------------------------------------------------------------------------------------------
                                                                                           24,736,994
-----------------------------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.5%
        11,300           Manpower Inc. ..............................................         429,400
        23,800           Paychex, Inc. ..............................................       1,157,275
-----------------------------------------------------------------------------------------------------
                                                                                            1,586,675
-----------------------------------------------------------------------------------------------------
INSURANCE -- 2.4%
         8,221           Ambac Financial Group, Inc. ................................         479,387
         3,800           American General Corp. .....................................         309,700
        36,945           American International Group, Inc. .........................       3,641,397
         8,400           The Chubb Corp. ............................................         726,600
         7,900           CIGNA Corp. ................................................       1,045,170
        12,500           Lincoln National Corp. .....................................         591,406
         6,900           MBIA, Inc. .................................................         511,463
        11,400           MGIC Investment Corp. ......................................         768,788
-----------------------------------------------------------------------------------------------------
                                                                                            8,073,911
-----------------------------------------------------------------------------------------------------
LODGING -- 0.2%
        13,300           Marriott International, Inc., Class A Shares................         561,925
-----------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 1.4%
         3,300           Alcan Aluminum Ltd. ........................................         112,819
        15,940           Alcoa Inc. .................................................         533,990
         7,800           Applera Corp.-Applied Biosystems Group......................         733,688
        12,300           Barrick Gold Corp. .........................................         201,474
        11,257           The Dow Chemical Co. .......................................         412,288
        16,422           E.I. du Pont de Nemours & Co. ..............................         793,388
         3,800           Eastman Chemical Co. .......................................         185,250
         6,084           Georgia-Pacific Group.......................................         189,365
        13,502           International Paper Co. ....................................         551,050
         5,106           The Mead Corp. .............................................         160,201
         2,700           Nucor Corp. ................................................         107,156
         4,200           Phelps Dodge Corp. .........................................         234,413
         2,600           Praxair, Inc. ..............................................         115,375
         7,400           Rohm & Haas Co. ............................................         268,713
         2,000           Union Carbide Corp. ........................................         107,625
         3,635           Weyerhaeuser Co. ...........................................         184,476
-----------------------------------------------------------------------------------------------------
                                                                                            4,891,271
-----------------------------------------------------------------------------------------------------
OIL/ENERGY -- 5.0%
         5,200           Anadarko Petroleum Corp. ...................................         369,616
         6,600           Apache Corp. ...............................................         462,413
         5,400           Baker Hughes Inc. ..........................................         224,438
        13,284           Chevron Corp. ..............................................       1,121,668
         9,962           Conoco Inc., Class B Shares.................................         288,275
         5,400           Dynegy Inc., Class A Shares.................................         302,738

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
OIL/ENERGY -- 5.0% (CONTINUED)
        18,188           Enron Corp. ................................................    $  1,511,878
        13,900           Exelon Corp. ...............................................         975,919
        59,896           Exxon Mobil Corp. ..........................................       5,207,264
         7,810           Halliburton Co. ............................................         283,113
         6,500           Kerr-McGee Corp. ...........................................         435,094
         6,700           Occidental Petroleum Corp. .................................         162,475
        15,600           PG&E Corp. .................................................         312,000
         4,300           Phillips Petroleum Co. .....................................         244,563
        34,134           Royal Dutch Petroleum Co. ADR...............................       2,067,245
         8,938           Schlumberger Ltd. ..........................................         714,481
         8,700           Texaco Inc. ................................................         540,488
         4,500           Tosco Corp..................................................         152,719
         4,849           Transocean Sedco Forex Inc. ................................         223,089
        15,700           TXU Corp. ..................................................         695,706
         7,200           Unocal Corp. ...............................................         278,550
         5,000           USX-Marathon Group Inc. ....................................         138,750
        12,054           The Williams Cos., Inc. ....................................         481,407
-----------------------------------------------------------------------------------------------------
                                                                                           17,193,889
-----------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 4.3%
        15,400           Agilent Technologies, Inc.*.................................         843,150
         5,500           Ball Corp. .................................................         253,344
         4,200           Black & Decker Corp. .......................................         164,850
       171,902           General Electric Co. .......................................       8,240,559
        23,100           ITT Industries, Inc. .......................................         895,125
        12,565           Masco Corp. ................................................         322,763
         3,700           Minnesota Mining & Manufacturing Co. .......................         445,850
        10,200           PACCAR Inc. ................................................         502,350
         3,700           PerkinElmer, Inc. ..........................................         388,500
         9,700           Solectron Corp.*............................................         328,830
        40,646           Tyco International Ltd. ....................................       2,255,853
-----------------------------------------------------------------------------------------------------
                                                                                           14,641,174
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 14.8%
        10,200           Adobe Systems Inc. .........................................         593,513
        12,400           Altera Corp.*...............................................         326,275
        36,736           America Online, Inc.*.......................................       1,278,413
        13,240           Amgen Inc.*.................................................         846,533
        21,000           Analog Devices, Inc.*.......................................       1,074,938
        13,126           Applied Materials, Inc.*....................................         501,249
         2,600           Ariba, Inc.*................................................         139,750
         6,900           Automatic Data Processing, Inc. ............................         436,856
         2,800           Biogen, Inc.*...............................................         168,175
        23,043           The Boeing Co. .............................................       1,520,838
         9,000           Broadcom Corp., Class A Shares*.............................         760,500
        17,900           BroadVision, Inc.*..........................................         211,444
       123,528           Cisco Systems, Inc.*........................................       4,724,946
        28,082           Compaq Computer Corp. ......................................         422,634

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 14.8% (CONTINUED)
        21,600           Corning Inc. ...............................................    $  1,140,750
        31,516           EMC Corp.*..................................................       2,095,814
        13,200           First Data Corp. ...........................................         695,475
        11,500           Global Crossing Ltd.*.......................................         164,594
        21,100           Hewlett-Packard Co. ........................................         665,969
       113,672           Intel Corp. ................................................       3,438,583
        31,488           International Business Machines Corp. ......................       2,676,480
        22,000           JDS Uniphase Corp.*.........................................         917,125
        12,100           Lam Research Corp.*.........................................         175,450
         8,100           Linear Technology Corp. ....................................         374,625
        18,100           Lockheed Martin Corp. ......................................         614,495
        40,645           Lucent Technologies Inc. ...................................         548,708
         2,500           Mercury Interactive Corp.*..................................         225,625
        21,000           Micron Technology, Inc.*....................................         745,500
        85,434           Microsoft Corp.*............................................       3,705,700
         5,600           Network Appliance, Inc.*....................................         359,713
        30,900           Nextel Communications, Inc.*................................         764,775
        51,800           Nortel Networks Corp. ......................................       1,660,838
       106,760           Oracle Corp.*...............................................       3,102,713
        14,900           Palm, Inc.*.................................................         421,856
        13,200           QUALCOMM Inc.*..............................................       1,084,875
        28,872           Qwest Communications International Inc.*....................       1,183,752
         9,400           Sanmina Corp.*..............................................         720,275
        20,800           Scientific-Atlanta, Inc. ...................................         677,300
         8,600           Siebel Systems, Inc.*.......................................         581,575
        40,352           Sprint PCS Group*...........................................         824,694
        73,200           Sun Microsystems, Inc.*.....................................       2,040,450
         7,400           Telephone & Data Systems, Inc. .............................         666,000
        12,858           Tellabs, Inc.*..............................................         726,477
        21,568           Texas Instruments Inc. .....................................       1,021,784
        12,200           TranSwitch Corp.*...........................................         477,325
         8,322           United Technologies Corp. ..................................         654,317
         5,300           VERITAS Software Corp.*.....................................         463,750
        35,493           Verizon Communications Inc. ................................       1,779,087
         4,500           Xilinx, Inc.*...............................................         207,563
-----------------------------------------------------------------------------------------------------
                                                                                           50,610,076
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.7%
        14,374           AMR Corp.*..................................................         563,281
        36,566           Ford Motor Co. .............................................         857,016
         9,642           General Motors Corp. .......................................         491,139
        11,100           Harley-Davidson, Inc. ......................................         441,225
-----------------------------------------------------------------------------------------------------
                                                                                            2,352,661
-----------------------------------------------------------------------------------------------------
UTILITIES -- 2.5%
        13,000           The AES Corp.*..............................................         719,875
         6,669           ALLTEL Corp. ...............................................         416,396
        48,087           AT&T Corp. .................................................         832,521

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
UTILITIES -- 2.5% (CONTINUED)
        24,618           BellSouth Corp. ............................................    $  1,007,799
        11,100           Dominion Resources, Inc. ...................................         743,700
        20,600           FirstEnergy Corp. ..........................................         650,188
        12,125           FPL Group, Inc. ............................................         869,969
         7,100           The Montana Power Co. ......................................         147,325
        45,246           SBC Communications Inc. ....................................       2,160,505
         7,073           The Southern Co. ...........................................         235,177
        50,352           WorldCom, Inc.*.............................................         704,935
-----------------------------------------------------------------------------------------------------
                                                                                            8,488,390
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $162,079,834)...................     190,239,585
-----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.1%
-----------------------------------------------------------------------------------------------------
ENERGY -- 0.1%
         3,924           Newfield Financial Trust, 6.500%............................         284,000
         2,000           SEI Trust, 6.250%...........................................         124,000
-----------------------------------------------------------------------------------------------------
                                                                                              408,000
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 0.7%
        10,000           CalEnergy Capital II, 6.250%................................         415,000
         6,000           Equity Office Properties Trust, 5.250%......................         282,750
        18,564           Equity Residential Properties Trust, 7.250%.................         462,940
        12,000           General Growth Properties, Inc., 7.250%.....................         294,000
        12,000           National Australia Bank Ltd., 7.875%........................         343,500
         6,000           Newell Financial Trust, 5.250%..............................         193,500
         9,000           Reckson Associates Realty Corp., 7.625%.....................         212,625
         2,245           Union Pacific Capital Trust, 6.250%.........................         104,954
-----------------------------------------------------------------------------------------------------
                                                                                            2,309,269
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.1%
         4,000           Amcor Ltd., 7.250%..........................................         132,000
         4,000           Canadian National Railway Co., 5.250%.......................         181,250
-----------------------------------------------------------------------------------------------------
                                                                                              313,250
-----------------------------------------------------------------------------------------------------
MEDIA -- 0.0%
         1,000           Tribune Co., 2.000%.........................................          86,500
-----------------------------------------------------------------------------------------------------
UTILITIES -- 0.2%
         4,000           AES Trust VII, 6.000%.......................................         272,500
         6,000           Calpine Capital Trust II, 5.500%............................         362,250
-----------------------------------------------------------------------------------------------------
                                                                                              634,750
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $3,751,531)......       3,751,769
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT           RATING(a)                       SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 14.0%
-----------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 2.0%
     $ 5,000,000        A            Lowe's Cos. Inc., Notes, 8.250% due 6/1/10..................    $  5,268,750
       1,000,000        BBB-         R.J. Reynolds Tobacco Holdings, Inc., Company Guaranteed,
                                       7.750% due 5/15/06........................................         942,500
       1,000,000        BB+          Saks Inc., Company Guaranteed, 8.250% due 11/15/08..........         605,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                        6,816,250
-----------------------------------------------------------------------------------------------------------------
FINANCIAL -- 1.3%
       5,000,000        BBB          Nationwide Health Properties, Inc., Notes, 6.900% due
                                     10/1/37.....................................................       4,587,500
-----------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.9%
       3,000,000        BBB          CSX Corp., Notes, 6.950% due 5/1/27.........................       3,018,750
-----------------------------------------------------------------------------------------------------------------
MEDIA -- 1.1%
       4,000,000        BBB-         Clear Channel Communications, Inc., Sr. Notes, 6.625% due
                                     6/15/08.....................................................       3,855,000
-----------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 7.2%
       5,000,000        A            British Telecom PLC, Notes, 8.125% due 12/15/10.............       5,075,000
       5,000,000        BBB+         Computer Associates International, Inc., Sr. Notes, 6.375%
                                     due 4/15/05.................................................       4,625,000
       5,000,000        A-           Deutsche Telekom International Finance Inc., Bonds, 8.000%
                                     due 6/15/10.................................................       5,100,000
       5,000,000        A-           Koninklijke KPN NV, Sr. Unsubordinated Notes, 8.000% due
                                     10/1/10 (b).................................................       4,687,500
       5,000,000        A+           Verizon Global Funding Corp., Notes, 7.250% due 12/1/10
                                     (b).........................................................       5,087,505
-----------------------------------------------------------------------------------------------------------------
                                                                                                       24,575,005
-----------------------------------------------------------------------------------------------------------------
UTILITIES -- 1.5%
       5,000,000        AA-          BellSouth Capital Funding Corp., Debentures, 6.040% due
                                     11/15/26....................................................       4,981,250
-----------------------------------------------------------------------------------------------------------------
                                     TOTAL CORPORATE BONDS & NOTES (Cost -- $47,996,903).........      47,833,755
-----------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.7%
-----------------------------------------------------------------------------------------------------------------
ENERGY -- 0.2%
         600,000        A-           Diamond Offshore Drilling, Inc., Sub. Notes, zero coupon due
                                     6/6/20 (b)..................................................         305,250
         300,000        BBB+         Global Marine Inc., Debentures, zero coupon due 6/23/20
                                     (b).........................................................         154,500
         175,000        A            Transocean Sedco Forex Inc., Debentures, zero coupon due
                                     5/24/20.....................................................         102,813
-----------------------------------------------------------------------------------------------------------------
                                                                                                          562,563
-----------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/MEDIA -- 0.1%
         150,000        BBB-         AT&T Corp.-Liberty Media Group, Debentures, 4.000% due
                                     11/15/29....................................................         100,500
         150,000        BBB-         Clear Channel Communications, Inc., Unsecured Notes, 1.500%
                                     due 12/1/02.................................................         134,250
         350,000        BBB+         Cox Communications, Inc., Notes, 0.425% due 4/19/20.........         133,438
-----------------------------------------------------------------------------------------------------------------
                                                                                                          368,188
-----------------------------------------------------------------------------------------------------------------
FINANCIAL -- 0.4%
                                     Bell Atlantic Financial Services, Bonds:
         297,000        A+           5.750% due 4/1/03 (b).......................................         290,874
         283,000        A+           4.250% due 9/15/05 (b)......................................         293,966
         253,000        BBB          Elan International Finance Ltd., Company Guaranteed, zero
                                       coupon due 12/14/18.......................................         185,639
         300,000        A-           Hellenic Finance, 2.000% due 7/15/03 (b)....................         274,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT           RATING(a)                       SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------------
FINANCIAL -- 0.4% (CONTINUED)
     $   200,000        A            Hutchison Whampoa International, Notes, 2.875% due 9/15/03
                                     (b).........................................................    $    204,125
         300,000        Baa3*        Security Capital U.S. Realty, Bonds, 2.000% due 5/22/03
                                     (b).........................................................         255,938
-----------------------------------------------------------------------------------------------------------------
                                                                                                        1,504,667
-----------------------------------------------------------------------------------------------------------------
HEALTH CARE -- 0.1%
          75,000        BB-          AmeriSource Health Corp., Notes, 5.000% due 12/1/07 (b).....          88,219
         300,000        NR           Roche Holding AG, Notes, zero coupon due 1/19/15 (b)........         271,125
-----------------------------------------------------------------------------------------------------------------
                                                                                                          359,344
-----------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.4%
         300,000        AA-          Indian Petrochemicals Corp. Ltd., Bonds, 2.500% due 3/11/02
                                     (b).........................................................         319,500
         300,000        BB+          Interim Services Inc., Sub. Notes, 4.500% due 6/1/05........         204,000
         124,000        BBB+         Koninklijke Ahold, Sub. Notes, 3.000% due 9/30/03...........          66,509
         431,000        BB+          Lennar Corp., Notes, zero coupon due 7/29/18................         238,128
         200,000        BBB+         PerkinElmer, Inc., Bonds, zero coupon due 8/7/20............         141,750
                                     Solectron Corp., Notes:
         410,000        BBB          Zero coupon due 5/8/20......................................         232,675
         190,000        BBB          Zero coupon due 11/20/20....................................          97,850
         100,000        BBB          Thermo Electron Corp., Sub. Debentures, 4.250% due 1/1/03
                                     (b).........................................................          99,375
         100,000        BBB+         Thermo Instrument Systems Inc., Company Guaranteed, 4.000%
                                     due 1/15/05.................................................          93,375
-----------------------------------------------------------------------------------------------------------------
                                                                                                        1,493,162
-----------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.3%
         300,000        BBB          Analog Devices Inc., Notes, 4.750% due 10/1/05..............         264,750
         150,000        BB           Comverse Technology Inc., Notes, 1.500% due 12/1/05 (b).....         168,563
         400,000        A            Corning Inc., Bonds, zero coupon due 11/8/15................         285,500
         220,000        A-           ST Microelectronics NV, Notes, zero coupon due 11/16/10
                                     (b).........................................................         147,125
-----------------------------------------------------------------------------------------------------------------
                                                                                                          865,938
-----------------------------------------------------------------------------------------------------------------
UTILITIES -- 0.2%
         600,000        A-           Potomac Electric Power Co., Debentures, 5.000% due 9/1/02...         586,500
-----------------------------------------------------------------------------------------------------------------
                                     TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $5,815,528)......       5,740,362
-----------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.7%
       5,000,000                     PP&L Transition Bond Co. LLC, 7.050% due 6/25/09............       5,185,477
         713,398                     Wilmington Trust, 9.250% due 1/2/07.........................         713,428
-----------------------------------------------------------------------------------------------------------------
                                     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                     (Cost -- $5,712,960)........................................       5,898,905
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 20.9%
         345,000                     U.S. Treasury Bills, due 3/15/01............................         340,788
                                     U.S. Treasury Notes:
       7,000,000                     6.750% due 5/15/05..........................................       7,452,970
      16,151,850                     3.625% due 1/15/08..........................................      16,040,730
       6,453,360                     3.625% due 4/15/28..........................................       6,335,715

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT                                           SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 20.9% (CONTINUED)
                        U.S. Treasury Bonds:
     $10,000,000        11.750% due 2/15/10......................................................    $ 12,342,500
       4,500,000        12.000% due 8/15/13......................................................       6,354,135
      22,222,200        U.S. Treasury Inflation Index Bonds, 3.875% due 4/15/29..................      22,785,088
-----------------------------------------------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $66,983,335)..................      71,651,926
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 2.9%
                        Federal Home Loan Mortgage Corp. (FHLMC):
          24,864        8.500% due 9/1/02........................................................          25,455
         860,866        8.000% due 9/1/04........................................................         886,418
                        Federal National Mortgage Association (FNMA):
          59,781        8.500% due 3/1/05........................................................          61,668
       2,582,578        6.000% due 1/1/13........................................................       2,549,475
         843,826        6.500% due 12/1/27.......................................................         832,485
         938,142        6.000% due 3/1/28........................................................         908,235
         158,101        6.000% due 4/1/28........................................................         153,062
         128,511        5.500% due 5/1/28........................................................         121,202
         469,598        6.000% due 5/1/28........................................................         454,627
         840,002        5.500% due 6/1/28........................................................         792,224
         401,338        6.000% due 6/1/28........................................................         388,545
         404,458        6.000% due 7/1/28........................................................         391,564
       1,018,420        5.500% due 8/1/28........................................................         960,493
       1,121,087        6.000% due 8/1/28........................................................       1,085,348
                        Government National Mortgage Association (GNMA):
         102,901        9.000% due 11/15/19......................................................         106,792
          76,684        9.500% due 1/15/20.......................................................          79,895
          62,984        9.500% due 3/15/20.......................................................          65,622
         143,925        7.500% due 5/15/23.......................................................         146,398
-----------------------------------------------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $10,091,744).....................      10,009,508
-----------------------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $302,431,835).............................     335,125,810
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.0%
       6,936,000        Morgan Stanley Dean Witter & Co., 5.900% due 1/2/01; Proceeds at
                        maturity -- $6,940,547; (Fully collateralized by U.S. Treasury Notes,
                        5.250% due 8/15/03; Market value -- $7,078,823) (Cost -- $6,936,000).....       6,936,000
-----------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $309,367,835**).......................    $342,061,810
-----------------------------------------------------------------------------------------------------------------

 *   Non-income producing security.
 +   On January 2, 2001, Chase Manhattan Corp. and J.P. Morgan &
     Co. merged to form J.P. Morgan Chase & Co.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

    See page 24 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 82.7%
-----------------------------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT - ORIGINAL -- 2.3%
$  475,000   B-           Advance Stores Co., Inc., Company Guaranteed, Series B,
                            10.250% due 4/15/08.......................................    $   358,625
    35,000   B            Diamond Triumph Auto, Company Guaranteed, 9.250% due
                            4/1/08....................................................         25,725
   400,000   BB-          Lear Corp., Sub. Notes, 8.250% due 2/1/02...................        394,000
-----------------------------------------------------------------------------------------------------
                                                                                              778,350
-----------------------------------------------------------------------------------------------------
BUILDING - RESIDENTIAL/COMMERCIAL -- 0.6%
   200,000   BB+          Lennar Corp., Company Guaranteed, Series B, 9.950% due
                            5/1/10....................................................        205,000
-----------------------------------------------------------------------------------------------------
CASINO HOTELS -- 6.4%
   150,000   BB           HMH Properties, Company Guaranteed, 7.875% due 8/1/05.......        145,125
   250,000   BB           Host Marriott LP, Sr. Notes, 9.250% due 10/1/07 (b).........        250,000
    75,000   BBB-         ITT Corp., Notes, 6.750% due 11/15/05.......................         72,937
                          Mandalay Resort Group, Series B:
   200,000   BB+          Sr. Notes, 9.500% due 8/1/08................................        199,000
   100,000   BB-          Sr. Sub. Notes, 6.750% due 7/15/03..........................         92,250
   250,000   BB-          Sr. Sub. Notes, 10.250% due 8/1/07..........................        248,125
                          Park Place Entertainment, Sr. Sub. Notes:
   450,000   BB+          7.875% due 12/15/05.........................................        442,125
   150,000   BB+          8.875% due 9/15/08..........................................        152,250
                          Prime Hospitality Corp.:
    50,000   BB           First Mortgage, 9.250% due 1/15/06..........................         51,000
   175,000   B+           Sr. Sub. Notes, Series B, 9.750% due 4/1/07.................        176,750
                          Venetian Casino Resort LLC/Las Vegas Sands, Inc., Company
                            Guaranteed:
   250,000   B-           12.250% due 11/15/04........................................        246,250
   100,000   CCC+         Step bond to yield 14.250% due 11/15/05.....................         98,000
-----------------------------------------------------------------------------------------------------
                                                                                            2,173,812
-----------------------------------------------------------------------------------------------------
CHEMICALS -- 2.2%
   150,000   BB-          Georgia Gulf Corp., Company Guaranteed, 10.375% due
                            11/1/07...................................................        141,000
   625,000   BB           Lyondell Chemical Co., Secured Notes, Series B, 9.875% due
                            5/1/07....................................................        607,812
-----------------------------------------------------------------------------------------------------
                                                                                              748,812
-----------------------------------------------------------------------------------------------------
CONTAINERS - PAPER/PLASTIC -- 0.5%
   175,000   B            Four M Corp., Sr. Notes, Series B, 12.000% due 6/1/06.......        168,875
-----------------------------------------------------------------------------------------------------
ELECTRONICS -- 1.1%
   400,000   B+           Flextronics International Ltd., Sr. Sub. Notes, Series B,
                            8.750% due 10/15/07.......................................        382,000
-----------------------------------------------------------------------------------------------------
ENERGY -- 2.0%
   300,000   BB           Pride International, Inc., Sr. Notes, 10.000% due 6/1/09....        316,500
   135,000   BBB-         PSE&G Energy Holdings, Inc., Sr. Notes, 10.000% due
                            10/1/09...................................................        143,437
   250,000   BBB-         Tuscon Electric Power Co., Collateral Trust, Series B,
                            7.500% due 8/1/08.........................................        235,937
-----------------------------------------------------------------------------------------------------
                                                                                              695,874
-----------------------------------------------------------------------------------------------------
FOOD & DRUG -- 1.1%
   250,000   B-           Archibald Candy Corp., Company Guaranteed, 10.250% due
                            7/1/04....................................................        123,750
   275,000   B-           Duane Reade Inc., Company Guaranteed, 9.250% due 2/15/08....        237,875
-----------------------------------------------------------------------------------------------------
                                                                                              361,625
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
FORESTRY -- 0.7%
$  300,000   B+           Millar Western Forest Products, Sr. Notes, 9.875% due
                            5/15/08...................................................    $   238,500
-----------------------------------------------------------------------------------------------------
GAMING/LEISURE -- 5.6%
   500,000   B-           Bally Total Fitness Holding Corp., Sr. Sub. Notes, Series D,
                            9.875% due 10/15/07.......................................        466,250
   400,000   BB+          Harrah's Operating Co. Inc., Company Guaranteed, 7.875% due
                            12/15/05..................................................        399,000
   400,000   B            Isle of Capri Casinos, Inc., Company Guaranteed, 8.750% due
                            4/15/09...................................................        356,000
   525,000   B+           Station Casinos, Inc., Sr. Sub. Notes, 10.125% due
                            3/15/06...................................................        546,000
   200,000   B-           Trump Atlantic City Associate Funding, Inc., Company
                            Guaranteed, 11.250% due 5/1/06............................        132,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,899,250
-----------------------------------------------------------------------------------------------------
HEALTH CARE -- 3.6%
                          HCA - The Healthcare Corp., Notes:
   350,000   BB+          7.000% due 7/1/07...........................................        332,062
   200,000   BB+          8.750% due 9/1/10...........................................        211,500
   350,000   BB+          HEALTHSOUTH Corp., Sr. Sub. Notes, 10.750% due 10/1/08
                            (b).......................................................        367,938
   300,000   BB+          Tenet Healthcare Corp., Sr. Notes, Series B, 9.250% due
                            9/1/10....................................................        327,375
-----------------------------------------------------------------------------------------------------
                                                                                            1,238,875
-----------------------------------------------------------------------------------------------------
HOUSING -- 2.0%
   375,000   B-           Atrium Cos., Inc., Company Guaranteed, Series B, 10.500% due
                            5/1/09....................................................        292,500
   400,000   BB-          Beazer Homes USA, Inc., Company Guaranteed, 8.875% due
                            4/1/08....................................................        371,000
-----------------------------------------------------------------------------------------------------
                                                                                              663,500
-----------------------------------------------------------------------------------------------------
INFORMATION/TECHNOLOGY -- 1.0%
                          Viasystems Group, Inc., Sr. Sub. Notes:
   225,000   B            9.750% due 6/1/07...........................................        179,438
   200,000   B            Series B, 9.750% due 6/1/07.................................        159,500
-----------------------------------------------------------------------------------------------------
                                                                                              338,938
-----------------------------------------------------------------------------------------------------
MANUFACTURING -- 3.5%
   350,000   B+           American Axle & Manufacturing Holdings, Inc., Company
                            Guaranteed, 9.750% due 3/1/09.............................        297,500
   500,000   B            BGF Industries, Inc., Sr. Sub. Notes, Series B, 10.250% due
                            1/15/09...................................................        437,500
   200,000   B-           Cherokee International LLC, Sr. Sub. Notes, Series B,
                            10.500% due 5/1/09........................................        174,500
   300,000   B-           TransDigm Inc., Company Guaranteed, 10.375% due 12/1/08.....        271,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,181,000
-----------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 12.6%
                          Adelphia Communications Corp., Sr. Notes, Series B:
   100,000   B2*          8.125% due 7/15/03..........................................         93,500
   475,000   B+           8.375% due 2/1/08...........................................        410,875
    50,900   NR           AMFM Inc., Debentures, 12.625% due 10/31/06.................         56,626
   250,000   BBB-         Chancellor Media Corp., Company Guaranteed, 8.000% due
                            11/1/08...................................................        252,188
   150,000   B-           Citadel Broadcasting Corp., Sr. Sub. Notes, 10.250% due
                            7/1/07....................................................        152,250
   400,000   B            Echostar Broadband Corp., Sr. Notes, 10.375% due 10/1/07
                            (b).......................................................        395,000
   300,000   B+           Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09............        292,500
   375,000   B-           Paxson Communications Corp., Sr. Sub. Notes, 11.625% due
                            10/1/02...................................................        380,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 12.6% (CONTINUED)
$  500,000   CCC+         Pegasus Media & Communications Corp., Sr. Sub. Notes, Series
                            B, 12.500% due 7/1/05.....................................    $   505,000
   200,000   B-           Phoenix Color Corp., Company Guaranteed, 10.375% due
                            2/1/09....................................................        143,000
   350,000   B            Sinclair Broadcast Group, Inc., Sr. Sub. Notes, 10.000% due
                            9/30/05...................................................        341,250
                          Telewest Communications PLC:
   650,000   B+           Debentures, step bond to yield 11.000% due 10/1/07..........        581,750
   225,000   B+           Sr. Discount Notes, step bond to yield 9.250% due 4/15/09...        106,313
   375,000   B-           T/SF Communications Corp., Company Guaranteed, Series B,
                            10.375% due 11/1/07.......................................        313,125
   300,000   B-           United International Holdings Inc., Sr. Discount Notes,
                            Series B, step bond to yield 10.750% due 2/15/08..........        124,500
   200,000   B            United Pan-Europe Communications NV, Sr. Notes, Series B,
                            11.250% due 2/1/10........................................        130,000
-----------------------------------------------------------------------------------------------------
                                                                                            4,278,502
-----------------------------------------------------------------------------------------------------
METALS/MINERALS -- 1.2%
   500,000   B            Diamond Holdings PLC, Company Guaranteed, 9.125% due
                            2/1/08....................................................        410,000
-----------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURER -- 1.7%
   125,000   B            Jostens, Inc., Sr. Sub. Notes, 12.750% due 5/1/10...........        113,125
   125,000   B            Polymer Group, Inc., Company Guaranteed, Series B, 9.000%
                            due 7/1/07................................................         83,125
   150,000   CCC+         Samsonite Corp., Sr. Sub. Notes, 10.750% due 6/15/08........        100,500
   225,000   B-           Tekni-Plex, Inc., Company Guaranteed, Series B, 12.750% due
                            6/15/10 (b)...............................................        181,125
   250,000   B            Venture Holdings Trust, Sr. Notes, Series B, 9.500% due
                            7/1/05....................................................        102,500
-----------------------------------------------------------------------------------------------------
                                                                                              580,375
-----------------------------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.8%
   275,000   B+           Allied Waste North America Co., Company Guaranteed, Series
                            B, 10.000% due 8/1/09.....................................        260,562
-----------------------------------------------------------------------------------------------------
OIL & GAS DRILLING -- 4.5%
   225,000   CCC-         Belden & Blake Corp., Company Guaranteed, Series B, 9.875%
                            due 6/15/07...............................................        195,750
                          Cross Timbers Oil Co., Sr. Sub. Notes, Series B:
   125,000   B+           9.250% due 4/1/07...........................................        128,438
   450,000   B+           8.750% due 11/1/09..........................................        459,000
   100,000   B+           Nuevo Energy Co., Sr. Sub. Notes, 9.375% due 10/1/10 (b)....        100,750
                          R&B Falcon Corp., Sr. Notes, Series B:
   150,000   B+           6.500% due 4/15/03..........................................        143,250
    50,000   B+           6.750% due 4/15/05..........................................         47,250
   200,000   B-           Range Resources Corp., Company Guaranteed, 8.750% due
                            1/15/07...................................................        189,500
   250,000   BB-          Triton Energy Ltd., Sr. Notes, 8.875% due 10/1/07...........        254,063
-----------------------------------------------------------------------------------------------------
                                                                                            1,518,001
-----------------------------------------------------------------------------------------------------
PUBLISHING - PERIODICALS -- 0.8%
   350,000   B-           Ziff Davis Media Inc., Sr. Sub. Notes, 12.000% due 7/15/10
                            (b).......................................................        276,500
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
RETAIL -- 4.4%
$  390,000   B            Advance Glassfiber Yarns Inc., Sr. Sub. Notes, 9.875% due
                            1/15/09...................................................    $   313,950
   575,000   CCC+         J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due
                            10/15/07..................................................        497,375
   250,000   BB-          Levi Strauss & Co., Notes, 6.800% due 11/1/03...............        216,250
   300,000   B            Pantry Inc., Company Guaranteed, 10.250% due 10/15/07.......        283,500
   300,000   BB+          Saks Inc., Company Guaranteed, 8.250% due 11/15/08..........        181,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,492,575
-----------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.2%
   425,000   BB-          Amkor Technology, Inc., Sr. Notes, 9.250% due 5/1/06........        402,687
-----------------------------------------------------------------------------------------------------
SERVICES -- 3.0%
   325,000   B-           Advance Holding Corp., Debentures, Series B, step bond to
                            yield 12.875% due 4/15/09.................................        112,125
   525,000   B            AFC Enterprises, Sr. Sub. Notes, 10.250% due 5/15/07........        496,125
   310,896   CCC-         FRD Acquisition Co., Sr. Notes, Series B, 12.500% due
                            7/15/04...................................................        108,813
   125,000   BB+          Tembec Finance Corp., Sr. Notes, 9.875% due 9/30/05.........        128,125
   225,000   B-           Williams Scotsman, Inc., Company Guaranteed, 9.875% due
                            6/1/07....................................................        178,875
-----------------------------------------------------------------------------------------------------
                                                                                            1,024,063
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 13.7%
   425,000   B-           Centennial Communications Corp., Sr. Sub. Notes, 10.750% due
                            12/15/08..................................................        401,625
 1,000,000   B+           Charter Communications Holdings LLC, Sr. Discount Notes,
                            step bond to yield 9.920% due 4/1/11......................        582,500
                          Classic Cable Inc., Company Guaranteed:
   125,000   CCC+         10.500% due 3/1/10..........................................         56,875
   275,000   CCC+         Series B, 9.375% due 8/1/09.................................        125,125
   300,000   B            Dobson Communications Corp., Sr. Notes, 10.875% due
                            7/1/10....................................................        297,000
   400,000   B            Exodus Communications, Inc., Sr. Notes, 10.750% due
                            12/15/09..................................................        346,000
   450,000   BB           Global Crossing Holdings Ltd., Company Guaranteed, 9.500%
                            due 11/15/09..............................................        427,500
   225,000   CCC          Horizon PCS Inc., Units, step bond to yield 14.000% due
                            10/1/10...................................................         93,375
   200,000   B+           Insight Midwest, Sr. Notes, 10.500% due 11/1/10 (b).........        208,500
   375,000   B+           McLeodUSA Inc., Sr. Notes, 8.125% due 2/15/09...............        323,438
   850,000   B            Nextel Communications, Inc., Sr. Notes, 9.375% due 11/15/09
                            (c).......................................................        794,750
   450,000   B            NTL Inc., Sr. Notes, Series B, step bond to yield 9.750% due
                            4/1/08....................................................        248,625
   250,000   BBB+         Qwest Communications Corp., Sr. Discount Notes, Series B,
                            step bond to yield 8.290% due 2/1/08......................        218,437
   350,000   B-           VoiceStream Wireless Corp., Sr. Notes, 10.375% due
                            11/15/09..................................................        376,688
   100,000   B+           Williams Communications Group, Inc., Sr. Notes, 11.700% due
                            8/1/08....................................................         80,500
   300,000   B-           Winstar Communications, Inc., Sr. Discount Notes, step bond
                            to yield 14.750% due 4/15/10..............................         85,500
-----------------------------------------------------------------------------------------------------
                                                                                            4,666,438
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TEXTILES -- 4.2%
$  600,000   B+           Avondale Mills, Inc., Company Guaranteed, 10.250% due
                            5/1/06....................................................    $   561,000
   150,000   B            Dan River Inc., Sr. Sub. Notes, 10.125% due 12/15/03........        116,250
   300,000   B-           Supreme International Corp., Company Guaranteed, Series B,
                            12.250% due 4/1/06........................................        246,000
   275,000   B-           Tropical Sportswear International Corp., Company Guaranteed,
                            Series A, 11.000% due 6/15/08.............................        235,125
   350,000   BB-          Westpoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05.......        262,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,420,875
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.0%
   325,000   B            Atlas Air, Inc., Sr. Notes, 10.750% due 8/1/05..............        336,375
   375,000   B-           Pacer International, Inc., Company Guaranteed, Series B,
                            11.750% due 6/1/07........................................        354,375
-----------------------------------------------------------------------------------------------------
                                                                                              690,750
-----------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS & NOTES (Cost -- $30,347,567).........     28,095,739
-----------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BOND -- 0.2%
SEMICONDUCTOR EQUIPMENT -- 0.2%
   100,000   B            Amkor Technology, Inc., 5.000% due 3/15/07
                            (Cost -- $83,630).........................................         66,625
-----------------------------------------------------------------------------------------------------
FOREIGN CORPORATE BOND -- 0.7%
TRANSPORTATION SERVICES -- 0.7%
   250,000   B            CHC Helicopter Corp., 11.750% due 7/15/07
                            (Cost -- $234,312)........................................        248,808
-----------------------------------------------------------------------------------------------------
    SHARES                SECURITY                                                              VALUE
-----------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 2.5%
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.2%
     3,500                Eagle-Picher Industries, Inc., 11.750% Exchangeable
                            3/1/08....................................................         57,313
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.5%
     9,494                Viasystems Group, Inc., Series B, 8.000%*...................        170,903
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.8%
       150                Broadwing Communications, Corp., 12.500%....................        144,000
     5,500                Global Crossing Holdings Ltd., 10.500%......................        485,375
-----------------------------------------------------------------------------------------------------
                                                                                              629,375
-----------------------------------------------------------------------------------------------------
                          TOTAL PREFERRED STOCK (Cost -- $1,030,204)..................        857,591
-----------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
       125                Jostens, Inc., Expires 5/1/10* (Cost -- $2,479).............          2,515
-----------------------------------------------------------------------------------------------------
                          SUB-TOTAL INVESTMENTS (Cost -- $31,698,192).................     29,271,278
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT                                    SECURITY                                      VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.9%
$4,718,000             CS First Boston Corp., 6.000% due 1/2/01; Proceeds at
                         maturity -- $4,721,145;
                       (Fully collateralized by U.S. Treasury Notes, 6.625% due
                         6/30/01;
                       Market value -- $4,812,826) (Cost -- $4,718,000)............    $ 4,718,000
--------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100% (Cost -- $36,416,192**)...........    $33,989,278
--------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) All or a portion of this security is segregated for open forward foreign currency contracts.
 * Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 24 for definitions of ratings.

                      SUMMARY OF BONDS BY COMBINED RATINGS

STANDARD &                   % OF TOTAL CORPORATE
  POOR'S    AND/OR  MOODY'S     BONDS & NOTES
-------------------------------------------------
   BBB                Baa             3.3%
    BB                Ba             25.4
    B                  B             64.8
   CCC                Caa             6.3
    NR                NR              0.2
-------------------------------------------------
                                    100.0%
-------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" has the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" has a strong capacity to pay interest and
             repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" are regarded as having an adequate
             capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
             economic conditions or changing circumstances are more
             likely to lead to a weakened capacity to pay interest and
             repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB" and "B" are regarded, on balance, as
and CCC      predominantly speculative with respect to capacity to pay
             interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
             speculation than "B", and "CCC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   The rating "C" is reserved for income bonds on which no
             interest is being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
             Factors giving security to principal and interest are
             considered adequate but elements may be present which
             suggest a susceptibility to impairment some time in the
             future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.
NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK -- 63.7%
-------------------------------------------------------------------------------------------
BEVERAGE -- 1.8%
     534,040   Coca-Cola Co. ..............................................  $   32,543,063
-------------------------------------------------------------------------------------------
BROADCASTING -- 1.2%
      77,475   Infinity Broadcasting Corp.*................................       2,164,458
     429,015   Viacom Inc., Class B Shares*................................      20,056,451
-------------------------------------------------------------------------------------------
                                                                                 22,220,909
-------------------------------------------------------------------------------------------
COMMUNICATIONS -- 0.8%
     597,970   Nextel Communications, Inc.*................................      14,799,758
-------------------------------------------------------------------------------------------
COMPUTERS -- 2.0%
   1,276,323   Palm, Inc.*.................................................      36,135,895
-------------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 7.9%
   1,754,487   General Electric Co. .......................................      84,105,721
   1,080,580   Time Warner Inc. ...........................................      56,449,499
-------------------------------------------------------------------------------------------
                                                                                140,555,220
-------------------------------------------------------------------------------------------
DRUGS & HEALTH CARE -- 2.3%
      67,899   MedImmune, Inc.*............................................       3,237,934
     841,565   Pfizer Inc. ................................................      38,711,990
-------------------------------------------------------------------------------------------
                                                                                 41,949,924
-------------------------------------------------------------------------------------------
ELECTRONICS -- 7.9%
     702,720   EMC Corp.*..................................................      46,730,880
   1,266,420   General Motors Corp., Class H Shares*.......................      29,127,660
   1,399,915   Texas Instruments Inc. .....................................      66,320,973
-------------------------------------------------------------------------------------------
                                                                                142,179,513
-------------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.0%
          84   Acclaim Entertainment, Inc.*................................               8
-------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 9.6%
   2,171,760   Charles Schwab Corp. .......................................      61,623,690
   1,400,000   Morgan Stanley Dean Witter & Co. ...........................     110,950,000
-------------------------------------------------------------------------------------------
                                                                                172,573,690
-------------------------------------------------------------------------------------------
INSURANCE -- 2.9%
     532,786   American International Group, Inc. .........................      52,512,757
-------------------------------------------------------------------------------------------
INTERNET -- 8.0%
   1,857,200   America Online, Inc.*.......................................      64,630,560
   2,032,980   Cisco Systems, Inc.*........................................      77,761,484
-------------------------------------------------------------------------------------------
                                                                                142,392,044
-------------------------------------------------------------------------------------------
RETAIL -- 1.4%
     560,107   Home Depot, Inc. ...........................................      25,589,911
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
SOFTWARE -- 7.7%
     445,900   Intuit Inc.*................................................  $   17,585,181
   1,363,920   VERITAS Software Corp.*.....................................     119,343,000
-------------------------------------------------------------------------------------------
                                                                                136,928,181
-------------------------------------------------------------------------------------------
TECHNOLOGY -- 1.1%
     372,780   Corning Inc. ...............................................      19,687,444
-------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 9.1%
     617,765   Level 3 Communications, Inc.*...............................      20,270,414
   2,956,160   Nokia Oyj, Sponsored ADR....................................     128,592,960
     292,205   Telefonos de Mexico SA de CV................................      13,185,751
-------------------------------------------------------------------------------------------
                                                                                162,049,125
-------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $719,011,422)...................   1,142,117,442
-------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 11.2%
 200,000,000   Federal Home Loan Mortgage Corp. (FHLMC), Discount Note,
                 6.200% due 1/5/01 (Cost -- $199,793,333)..................     199,793,333
-------------------------------------------------------------------------------------------
               SUB-TOTAL INVESTMENTS (Cost -- $918,804,755)................   1,341,910,775
-------------------------------------------------------------------------------------------
                                           FACE
                                         SECURITY                                VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 25.1%
$200,000,000   Chase Manhattan Corp., 5.700% due 1/2/01; Proceeds at
                 maturity -- $200,126,667; (Fully collateralized by U.S.
                 Treasury Bonds, 7.500% to 8.125% due 11/15/16 to 8/15/19;
                 Market value -- $204,000,937).............................     200,000,000
 249,000,000   Morgan Stanley Dean Witter & Co., 5.900% due 1/2/01;
                 Proceeds at maturity -- $249,163,233; (Fully
                 collateralized by U.S. Treasury Notes, 6.250% due 7/31/02;
                 Market value -- $253,987,100).............................     249,000,000
-------------------------------------------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS (Cost -- $449,000,000)..........     449,000,000
-------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $1,367,804,755**)........  $1,790,910,775
-------------------------------------------------------------------------------------------

 * Non-income producing security.

** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             MONEY MARKET PORTFOLIO

        FACE                                                                            ANNUALIZED
       AMOUNT                                     SECURITY                                YIELD          VALUE
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 89.9%
     $6,500,000         Alcoa Inc. mature 1/18/01 to 1/23/01........................  6.58% to 6.68%  $  6,475,487
      6,500,000         American Express Credit Corp. matures 2/8/01................       6.50          6,455,883
      6,000,000         Asset Securitization Corp. matures 1/24/01..................       6.66          5,974,815
      6,500,000         Boeing Capital Corp. matures 1/5/01.........................       6.54          6,495,291
      6,500,000         The Coca-Cola Co. matures 1/16/01...........................       6.62          6,482,260
      6,500,000         Ford Motor Credit Corp. matures 1/8/01......................       6.62          6,491,721
      5,000,000         France Telecommunications matures 2/5/01....................       6.63          4,968,305
      6,500,000         Gannet Corp. matures 1/11/01................................       6.61          6,488,192
      6,500,000         General Electric Capital Corp. matures 1/5/01...............       6.57          6,495,276
      6,700,000         Household Finance Corp. matures 1/2/01......................       6.60          6,698,772
      6,700,000         J.P. Morgan & Co. matures 1/2/01+...........................       6.55          6,698,781
      7,000,000         Morgan Stanley Dean Witter & Co. matures 1/18/01............       6.57          6,978,414
      6,500,000         New Castle Corp. matures 1/19/01............................       6.50          6,479,001
      6,500,000         Pfizer Inc. matures 1/17/01.................................       6.55          6,481,223
      6,000,000         Preferred Receivable Funding matures 1/26/01................       6.69          5,972,417
      6,700,000         Sherwin Williams Corp. matures 1/12/01......................       6.55          6,686,632
      6,205,000         Tampa Electric Corp. matures 1/2/01.........................       6.48          6,203,883
      5,000,000         Tribune Corp. matures 2/12/01...............................       6.62          4,962,025
      6,500,000         Verizon Global Funding matures 1/16/01......................       6.60          6,482,342
      6,500,000         Vodafone Air PLC matures 1/24/01............................       6.58          6,472,841
      6,000,000         Windmill Funding Corp. matures 1/6/01.......................       6.66          5,983,500
------------------------------------------------------------------------------------------------------------------
                        TOTAL COMMERCIAL PAPER (Cost -- $132,427,061)...............                   132,427,061
------------------------------------------------------------------------------------------------------------------
      MEDIUM-TERM NOTES -- 6.8%
      5,000,000         General Motors Acceptance Corp. matures 12/17/01............       6.55          5,009,248
      5,000,000         Merrill Lynch & Co. matures 9/13/01.........................       6.59          5,000,853
------------------------------------------------------------------------------------------------------------------
                        TOTAL MEDIUM-TERM NOTES (Cost -- $10,010,101)...............                    10,010,101
------------------------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $142,437,162)................                   142,437,162
------------------------------------------------------------------------------------------------------------------
      REPURCHASE AGREEMENT -- 3.3%
      4,902,000         CS First Boston Corp., 6.000% due 1/2/01; Proceeds at
                          maturity -- $4,905,266; (Fully collateralized by U.S.
                          Treasury Notes, 6.625% due 6/30/01; Market
                          value -- $5,000,486) (Cost -- $4,902,000).................                     4,902,000
------------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $147,339,162**)..........                  $147,339,162
------------------------------------------------------------------------------------------------------------------

 + On January 2, 2001, Chase Manhattan Corp. and J.P. Morgan & Co. merged to form J.P. Morgan Chase & Co.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2000

                                                     MANAGED      HIGH YIELD       CAPITAL          MONEY
                                                      ASSETS         BOND        APPRECIATION       MARKET
                                                      TRUST          TRUST           FUND         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost...........................  $302,431,835   $31,698,192   $  918,804,755   $142,437,162
  Repurchase agreements, at cost.................     6,936,000     4,718,000      449,000,000      4,902,000
-------------------------------------------------------------------------------------------------------------
  Investments, at value..........................  $335,125,810   $29,271,278   $1,341,910,775   $142,437,162
  Repurchase agreements, at value................     6,936,000     4,718,000      449,000,000      4,902,000
  Cash...........................................           333         1,902          982,517            691
  Dividends and interest receivable..............     1,932,071       739,509          420,952         33,611
  Receivable for securities sold.................       836,170        13,437        8,695,836             --
  Receivable for Fund shares sold................            --         8,119           30,325             --
  Receivable from affiliate......................            --            --               --         71,197
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...................................   344,830,384    34,752,245    1,801,040,405    147,444,661
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased...............     1,493,385            --        1,317,470             --
  Payable for Fund shares purchased..............       180,013            --          870,020             --
  Investment advisory fee payable................       135,529        13,386        1,124,917         38,251
  Payable to broker -- variation margin..........        90,340            --               --             --
  Administration fee payable.....................        16,299         1,606           89,516          7,441
  Payable for open forward foreign currency
     contracts (Note 7)..........................            --        18,804               --             --
  Dividends payable..............................            --            --               --        245,396
  Accrued expenses...............................        80,892        40,699          196,084         36,498
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..............................     1,996,458        74,495        3,598,007        327,586
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $342,833,926   $34,677,750   $1,797,442,398   $147,117,075
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital................................  $282,954,406   $36,566,530   $1,409,115,072   $147,117,075
  Undistributed net investment income............     8,531,235     2,823,838        6,831,093             --
  Accumulated net realized gain (loss) from
     security transactions, futures contracts and
     foreign currencies..........................    18,823,129    (2,263,814)     (41,615,373)            --
  Net unrealized appreciation (depreciation) of
     investments, futures contracts and foreign
     currencies..................................    32,525,156    (2,448,804)     423,111,606             --
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $342,833,926   $34,677,750   $1,797,442,398   $147,117,075
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING...............................    19,110,882     3,953,773       21,917,921    147,117,075
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.......................        $17.94         $8.77           $82.01          $1.00
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2000

                                                        MANAGED      HIGH YIELD       CAPITAL        MONEY
                                                         ASSETS         BOND       APPRECIATION      MARKET
                                                         TRUST          TRUST          FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..........................................  $  8,167,784   $ 2,987,193   $  19,726,127   $7,731,400
  Dividends.........................................     2,406,314        62,438       4,375,792           --
  Less: Foreign withholding tax.....................        (9,820)           --        (194,719)          --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...........................    10,564,278     3,049,631      23,907,200    7,731,400
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 3)..................     1,723,390       158,785      15,845,307      389,257
  Administration fee (Note 3).......................       206,807        19,054       1,267,625       72,241
  Audit and legal...................................        29,917        32,340          56,376       20,051
  Custody...........................................        23,841        12,426          88,821       13,473
  Shareholder communications........................        21,826         9,944         160,571        6,669
  Shareholder and system servicing fees.............        14,904        16,921          15,710       16,109
  Pricing service fees..............................         5,973         9,417              --           --
  Trustees' fees....................................         3,978         3,969           3,979        4,199
  Registration fees.................................            --            --          33,800           --
  Other.............................................         1,989         1,964           6,055        5,696
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES....................................     2,032,625       264,820      17,478,244      527,695
  Less: Expense reimbursement.......................            --            --              --      (47,023)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES......................................     2,032,625       264,820      17,478,244      480,672
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME...............................     8,531,653     2,784,811       6,428,956    7,250,728
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 4, 6
AND 7):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities*).................................    18,092,468      (959,714)    (31,205,148)      (1,418)
     Futures contracts..............................       518,893            --              --           --
     Foreign currency transactions..................            --        39,038          66,956           --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..........................    18,611,361      (920,676)    (31,138,192)      (1,418)
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments, Futures Contracts
  and Foreign Currencies:
     Beginning of year..............................    65,550,577      (836,216)    905,748,863           --
     End of year....................................    32,525,156    (2,448,804)    423,111,606           --
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
  (DEPRECIATION)....................................   (33,025,421)   (1,612,588)   (482,637,257)          --
-------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCIES............................   (14,414,060)   (2,533,264)   (513,775,449)      (1,418)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...  $ (5,882,407)  $   251,547   $(507,346,493)  $7,249,310
-------------------------------------------------------------------------------------------------------------

* Except for Money Market Portfolio where the net realized losses are only from the sale of short-term securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2000

                                                    MANAGED      HIGH YIELD       CAPITAL           MONEY
                                                     ASSETS         BOND        APPRECIATION       MARKET
                                                     TRUST          TRUST           FUND          PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.........................  $  8,531,653   $ 2,784,811   $    6,428,956   $   7,250,728
  Net realized gain (loss)......................    18,611,361      (920,676)     (31,138,192)         (1,418)
  Change in net unrealized appreciation
     (depreciation).............................   (33,025,421)   (1,612,588)    (482,637,257)             --
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS.................................    (5,882,407)      251,547     (507,346,493)      7,249,310
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.........................    (6,657,915)   (2,577,225)        (753,754)     (7,249,310)
  Net realized gains............................   (40,976,346)           --      (76,132,705)             --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...............................   (47,634,261)   (2,577,225)     (76,886,459)     (7,249,310)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares..............    28,254,932     9,771,762      460,465,288     936,232,989
  Net asset value of shares issued for
     reinvestment of dividends..................    47,634,261     2,577,225       76,886,459       7,258,897
  Cost of shares reacquired.....................   (18,976,553)   (5,662,151)     (70,837,568)   (916,344,695)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...............................    56,912,640     6,686,836      466,514,179      27,147,191
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............     3,395,972     4,361,158     (117,718,773)     27,147,191
NET ASSETS:
  Beginning of year.............................   339,437,954    30,316,592    1,915,161,171     119,969,884
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*..................................  $342,833,926   $34,677,750   $1,797,442,398   $ 147,117,075
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:...........................................    $8,531,235    $2,823,838       $6,831,093              --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEAR ENDED
 DECEMBER 31, 1999

                                                    MANAGED      HIGH YIELD       CAPITAL           MONEY
                                                     ASSETS         BOND        APPRECIATION       MARKET
                                                     TRUST          TRUST           FUND          PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.........................  $  6,636,925   $ 2,585,031   $      915,746   $   3,230,152
  Net realized gain (loss)......................    40,472,567      (471,386)      66,040,552            (256)
  Change in net unrealized appreciation
     (depreciation).............................    (5,721,663)     (884,302)     540,542,954              --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS........    41,387,829     1,229,343      607,499,252       3,229,896
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.........................    (5,732,184)   (2,318,362)      (1,059,153)     (3,229,896)
  Net realized gains............................   (17,063,313)           --      (30,268,189)             --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...............................   (22,795,497)   (2,318,362)     (31,327,342)     (3,229,896)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares..............    33,514,225     7,595,331      470,330,702     388,474,577
  Net asset value of shares issued for
     reinvestment of dividends..................    22,795,497     2,318,362       31,327,342       3,049,209
  Cost of shares reacquired.....................   (11,645,774)   (6,596,523)     (53,529,706)   (313,623,231)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...............................    44,663,948     3,317,170      448,128,338      77,900,555
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS..........................    63,256,280     2,228,151    1,024,300,248      77,900,555
NET ASSETS:
  Beginning of year.............................   276,181,674    28,088,441      890,860,923      42,069,329
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*..................................  $339,437,954   $30,316,592   $1,915,161,171   $ 119,969,884
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:...........................................    $6,657,380    $2,577,214         $752,718              --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of the Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the High Yield Bond Trust, a portion of accumulated net realized loss amounting to $47,677 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  DIVIDENDS

     Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager and advisor to Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP"). MAT, CAF and MMP pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over
$250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-advisor, 0.25% of the average daily net assets of MAT.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus, as sub-advisor, 0.55% of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Funds' transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2000, each Portfolio paid transfer agent fees of $5,000 to CFTC.

     For the year ended December 31, 2000, Travelers Insurance reimbursed expenses of $47,023 for MMP.

     For the year ended December 31, 2000, Salomon Smith Barney Inc. and its affiliates received brokerage commissions of $22,800.

     One Trustee and all officers of the Funds are employees of Citigroup or its subsidiaries.

     4.  INVESTMENTS

     During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED         HIGH         CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
=======================================================================================================
Purchases...................................................  $203,987,942   $27,746,248   $523,467,434
-------------------------------------------------------------------------------------------------------
Sales.......................................................   188,528,234    19,841,286    563,184,585
=======================================================================================================


     At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                MANAGED         HIGH         CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
=======================================================================================================
Gross unrealized appreciation...............................  $ 47,719,712   $  354,536    $507,858,386
Gross unrealized depreciation...............................   (15,025,737)  (2,781,450)    (84,752,366)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $ 32,693,975   $(2,426,914)  $423,106,020
=======================================================================================================

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2000, MAT had purchased one financial futures contract on the Standard & Poor's 500 Index expiring in March 2001. The basis value of the contract was $8,512,569. The market value of the contract on December 31, 2000, was $8,343,750, resulting in an unrealized loss of $168,819.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     HYBT may enter into forward foreign currency contracts.

     At December 31, 2000, HYBT had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

HIGH YIELD BOND TRUST

                                                        LOCAL       MARKET     SETTLEMENT    UNREALIZED
FOREIGN CURRENCY                                       CURRENCY     VALUE         DATE          LOSS
========================================================================================================
TO SELL:
Euro.................................................  247,063     $232,884       4/6/01      $(18,804)
========================================================================================================

     8.  OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds will realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Funds exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At December 31, 2000, the Funds held no purchased call or put option contracts.

     9.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2000, the Funds held no TBA securities.

     10.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2000, HYBT, CAF and MMP had, for Federal income tax purposes, approximately $1,854,000, $41,615,000 and $1,358, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, it is probable that such gains will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

 FUND                                       2001      2002       2004     2005   2006     2007        2008
==============================================================================================================
High Yield Bond Trust...................  $134,500   $37,500   $343,000    --      --   $142,000   $ 1,197,000
Capital Appreciation Fund...............        --        --         --    --      --         --    41,615,000
Money Market Portfolio..................        --        --         --   $72    $215        256           815
==============================================================================================================

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     11.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

     12.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2000   DECEMBER 31, 1999
===================================================================================================
MANAGED ASSETS TRUST
Shares sold.................................................       1,445,154           1,654,617
Share issued on reinvestment................................       2,556,858           1,187,265
Shares reacquired...........................................        (964,060)           (581,353)
---------------------------------------------------------------------------------------------------
Net Increase................................................       3,037,952           2,260,529
===================================================================================================
HIGH YIELD BOND TRUST
Shares sold.................................................       1,076,429             776,247
Shares issued on reinvestment...............................         292,866             245,327
Shares reacquired...........................................        (616,716)           (671,120)
---------------------------------------------------------------------------------------------------
Net Increase................................................         752,579             350,454
===================================================================================================
CAPITAL APPRECIATION FUND
Shares sold.................................................       4,294,198           5,582,389
Share issued on reinvestment................................         739,364             400,399
Shares reacquired...........................................        (718,555)           (626,790)
---------------------------------------------------------------------------------------------------
Net Increase................................................       4,315,007           5,355,998
===================================================================================================
MONEY MARKET PORTFOLIO
Shares sold.................................................     936,232,989         388,474,577
Share issued on reinvestment................................       7,258,897           3,049,209
Shares reacquired...........................................    (916,344,695)       (313,623,231)
---------------------------------------------------------------------------------------------------
Net Increase................................................      27,147,191          77,900,555
===================================================================================================

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31:

MANAGED ASSETS TRUST                           2000(1)         1999          1998          1997          1996
===============================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR...........    $21.12        $19.99        $17.65        $14.98        $15.50
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income......................      0.48          0.39          0.41          0.48          0.46
  Net realized and unrealized gain (loss)....     (0.71)         2.30          3.27          2.70          1.50
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..........     (0.23)         2.69          3.68          3.18          1.96
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income......................     (0.41)        (0.39)        (0.47)        (0.12)        (0.89)
  Net realized gains.........................     (2.54)        (1.17)        (0.87)        (0.39)        (1.59)
---------------------------------------------------------------------------------------------------------------
Total Distributions..........................     (2.95)        (1.56)        (1.34)        (0.51)        (2.48)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.................    $17.94        $21.12        $19.99        $17.65        $14.98
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN.................................     (1.62)%       14.22%        21.44%        21.31%        13.78%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..............  $342,834      $339,438      $276,182      $223,870      $188,610
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)................................      0.59%         0.60%         0.60%         0.63%         0.58%
  Net investment income......................      2.47          2.17          2.30          2.91          3.51
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE......................        56%           51%           74%           90%          108%
===============================================================================================================

HIGH YIELD BOND TRUST                          2000(1)         1999          1998          1997          1996
===============================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR...........     $9.47         $9.85         $9.89         $8.49         $9.00
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income......................      0.79          0.81          0.77          0.76          0.91
  Net realized and unrealized gain (loss)....     (0.70)        (0.38)        (0.13)         0.65          0.41
---------------------------------------------------------------------------------------------------------------
Total Income From Operations.................      0.09          0.43          0.64          1.41          1.32
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income......................     (0.79)        (0.81)        (0.68)        (0.01)        (1.83)
---------------------------------------------------------------------------------------------------------------
Total Distributions..........................     (0.79)        (0.81)        (0.68)        (0.01)        (1.83)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.................     $8.77         $9.47         $9.85         $9.89         $8.49
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN.................................      0.97%         4.42%         6.56%        16.56%        16.05%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..............   $34,678       $30,317       $28,088       $25,272       $17,291
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)................................      0.83%         0.81%         0.82%         0.84%         0.97%
  Net investment income......................      8.74          8.85          8.42          9.04         11.01
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE......................        80%          112%          147%          137%           84%
===============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

CAPITAL APPRECIATION FUND                          2000                         1999           1998            1997        1996
=================================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR............     $108.80                       $72.74        $46.32        $36.72        $33.18
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................        0.29                         0.04          0.06          0.19          0.23
  Net realized and unrealized gain (loss).....      (23.29)                       38.08         28.07          9.41          8.49
---------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........      (23.00)                       38.12         28.13          9.60          8.72
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(1)
  Net investment income.......................       (0.04)                       (0.07)        (0.18)           --         (0.41)
  Net realized gains..........................       (3.75)                       (1.99)        (1.53)        (0.00)*       (4.77)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions...........................       (3.79)                       (2.06)        (1.71)        (0.00)*       (5.18)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................      $82.01                      $108.80        $72.74        $46.32        $36.72
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................      (21.88)%                      53.52%        61.63%        26.14%        28.21%
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)............      $1,797                       $1,915          $891          $408          $224
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2).................................        0.83%                        0.83%         0.85%         0.84%         0.83%
  Net investment income.......................        0.30                         0.07          0.18          0.54          0.69
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................          30%                          37%           53%           89%           84%
=================================================================================================================================

MONEY MARKET PORTFOLIO                             2000                         1999           1998            1997        1996
=================================================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR............       $1.00                        $1.00         $1.00         $1.00         $1.00
---------------------------------------------------------------------------------------------------------------------------------
Net investment income(3)......................       0.060                        0.049         0.049         0.049        0.0412
Distributions from net investment income......      (0.060)                      (0.049)       (0.049)       (0.049)      (0.0412)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................       $1.00                        $1.00         $1.00         $1.00         $1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................................        6.18%                        4.96%         5.08%         5.03%         4.20%
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............    $147,117                     $119,970       $42,069       $13,494        $3,543
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)..............................        0.40%                        0.37%         0.65%         0.57%         0.78%
  Net investment income.......................        6.04                         4.96          5.37          5.03          3.72
=================================================================================================================================

(1) Distributions from realized gains include both net realized short-term and long-term capital gains.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(3) Travelers Insurance reimbursed Money Market Portfolio for $47,023, $85,612, $31,300 and $43,376 in expenses for the years ended December 31, 2000, 1999, 1997, and 1996, respectively. If expenses were not reimbursed, the per share decreases to net investment income would have been $0.000, $0.001, $0.002 and $0.02, respectively, and the actual expense ratios would have been 0.44%, 0.50%, 1.39% and 1.71%, respectively.

(4) For the years ended December 31, 2000 and 1999, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND AND MONEY MARKET PORTFOLIO:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio as of December 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1996 were audited by other auditors whose report thereon, dated February 24, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             [KPMG LOGO]

New York, New York
February 9, 2001

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)
For Federal tax purposes the Trust or Fund hereby designates for the fiscal year ended December 31, 2000:

     - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

     Managed Assets Trust...................................  25.89%
     Capital Appreciation Fund..............................  99.93

     - Total long-term capital gain distributions paid:

     Managed Assets Trust...................................  $38,162,998
     Capital Appreciation Fund..............................   76,132,705

The following percentages of ordinary dividends paid from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

Managed Assets Trust........................................  22.27%
Capital Appreciation Fund...................................   0.18

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

The U.S. Government Securities Portfolio ("Portfolio") seeks to select investments from the point of view of an investor who is primarily concerned with highest credit quality, current income and total return. The assets of the Portfolio will be invested in direct obligations of the U.S., its agencies and instrumentalities.

For the year ended December 31, 2000, the Portfolio returned 14.53%. In comparison, the Lehman Brothers Government Bond Index(1) returned 13.24% for the same period. Past performance is not indicative of future results.

The period started with a market neutral-view of the Federal Reserve Board ("Fed"), however, by December, the bond market was pricing in several Fed interest rate eases. Shortly after the period ended, the Fed did reduce rates by 50 basis points.(2) There was still surprise in the move as the market had not anticipated any decision by the Fed until the Federal Open Market Committee ("FOMC")(3) meeting January 31, 2001.(4)

The low point on the U.S. Treasury yield curve(5) moved from the 10-year U.S. Treasury bond when the fourth quarter began, to the 5-year U.S. Treasury note as the fourth quarter ended. The whole yield curve rallied with the 2-year and 5-year notes rallying by 88 basis points and the longer-term U.S. Treasuries only rallying by 43 basis points. As of year-end, although the 2-year U.S. Treasury note was slightly higher in yield than the 5-year U.S. Treasury note, the 2-year Treasury note was lower yielding than the 10-year U.S. Treasury bond, so the perception is the yield curve inversion(6) appears to be over.

The U.S. economy slowed in the third quarter of 2000 to a 2.2% growth in Gross Domestic Product ("GDP"),(7) and seemed to become even weaker in the fourth quarter. Job creation for the fourth quarter averaged only 100,000 per month. Consumer spending increased only 0.2% and 0.3% in October and November 2000. The early read on Christmas sales was weak. The Fed saw this and other economic data and moved quickly to help the quickly weakening economy with the rate ease.

SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Stock Portfolio ("Portfolio") seeks long-term capital appreciation by selecting investments, primarily common stocks, that meet the social criteria established for the Portfolio. The Portfolio's social criteria currently excludes companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, or military defense related services or gambling services.

For the year ended December 31, 2000, the Portfolio returned a negative 0.49%. In comparison, the Standard and Poor's 500 Index ("S&P 500")(8) returned a negative 9.10% for the same period. Past performance is not indicative of future results.

The manager was pleased that the Portfolio posted a positive return for the first nine months through September 30, 2000 when the overall market was down slightly. The manager was also pleased that the Portfolio declined only slightly during the fourth quarter of 2000 when most major broad indices dramatically declined.

---------------

(1) The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that has an average maturity of roughly nine years. Please note that an investor cannot invest directly in an index.

(2) A basis point is 0.01% or one one-hundredth of a percent.

(3) The FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

(4) On January 31, 2001, after the commentary was written the Fed cut interest rates an additional 50 basis points.

(5) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

(6) An inverted yield curve is an unusual situation where short-term interest rates are higher than long-term rates.

(7) GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.

(8) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The Portfolio continued to experience positive cash inflows, with total assets increasing from $68.6 million as of December 31, 1999 to approximately $81.2 million as of December 31, 2000, despite a flat investment return. As the stock market retreated sharply in the second half of 2000, during that period, the manager increased his investment activity, employing some of the cash reserves that were building through inflows. Whereas in the first six months of the period the manager's buy and sell activity was almost evenly split (47 buy trades and 39 sell tickets), the manager emphasized the buy side (153 versus 30) in the last half of the period.

Yet, those numbers somewhat exaggerate the facts, since the manager did numerous trades in several sectors in August, October and again in November 2000. But there is no denying the manager's preference to buy into the weakness, rather than chasing earlier strength. The Portfolio ended the year with more money at work in fewer individual stocks (76 versus 86 a year earlier). And while the past is no guarantee of future results, the manager's commitment to "Old Economy" stocks paid off in spades in the second half of the period, with the best relative performance coming from companies such as:

     - SYSCO CORP. -- Engaged in the marketing and distribution of a wide range of food and food related products to the foodservice or 'food-prepared-away-from-home' industry;

     - ALCOA INC. -- The world's leading producer of primary aluminum, fabricated aluminum and a major participant in all segments of the industry: mining, refining, smelting, fabricating and recycling;

     - KIMBERLY-CLARK CORP. -- A company that creates quality products, born of continual innovation and technology leadership. The company is focused on three global businesses: tissue, personal care and health care;

     - BRINKER INTERNATIONAL, INC. -- Engaged in the ownership, operation, development & franchising of restaurants including Chili's Grill & Bar, Romano's Macaroni Grill, On The Border Mexican Grill & Cantina, Cozymel's Coastal Mexican Grill, Maggiano's Little Italy and Corner Bakery Cafe;

     - MERCK & CO., INC. -- A global research-driven pharmaceutical company that discovers, develops, manufactures and markets a broad range of human and animal health products, and that provides pharmaceutical benefit services through Merck-Medco Managed Care LLC;

     - SCHERING-PLOUGH CORP. -- A holding company whose subsidiaries are engaged in the discovery, development, manufacturing and marketing of pharmaceutical products worldwide;

     - SOUTHWEST AIRLINES CO. -- Major domestic airline that provides primarily high-frequency, point-to-point and low-fare service;

     - THE KROGER CO. -- One of the largest grocery retailers in the United States. The company also manufactures and processes food for sale by its supermarkets and operates retail drug stores, multi-department stores, jewelry stores and convenience stores in the Midwest, South and West; and

     - TENET HEALTHCARE CORP. -- An investor-owned health care services company that owns or operates, through its subsidiaries and affiliates, general hospitals and related health care facilities and holds investments in other companies, including health care companies.

In the manager's view, as of December 31, 2000, the Portfolio was well diversified, with 76 stocks and with approximately 6.6% of the Portfolio's total net assets allocated to cash equivalents. From a sector exposure and a valuation comparison, the Portfolio closely mirrors the S&P 500.

The manager's strategy during the early part of 2001 will be to utilize market volatility created by the temporary reversal of recent economic fortunes, by putting the Portfolio's cash reserves to work in what the manager believes are good long-term investments. The manager is most likely to increase the Portfolio's weighting in growth(9) companies, since growth companies price/earnings ("P/E")(10) valuations have compressed, bringing out some improved values.

---------------

 (9) Growth stocks are shares of companies with the potential for faster-than-average growth within their industries.

(10) A P/E ratio is the price of a stock divided by its earnings per share.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

UTILITIES PORTFOLIO

The Utilities Portfolio ("Portfolio") seeks to provide current income by investing in equity and debt securities of companies in the utility industries. For the year ended December 31, 2000, the Portfolio returned 24.26%. In comparison, the S&P 500 returned a negative 9.10% for the same period. Past performance is not indicative of future results.

The manager is pleased to report that the Portfolio performed well during the period, despite a flat performance for the fourth quarter of 2000. This was especially favorable in a year when most general, non-utility, stock market indices declined noticeably. During the period, the manager has pursued a diversified investment approach including not only electric utility companies, but also infrastructure telecommunication firms.

In the two years prior to 2000, the manager's diversification strategy served the Portfolio well when telecommunications holdings showed investment returns of about 100%, while pure utilities were flat. But in 2000, the reverse occurred. Electric utilities scored very strong gains, bursting out of their malaise in late summer. Unfortunately, the telecommunications stocks held in the Portfolio declined steeply during the period.

Consequently, almost 20% of the Portfolio was invested in an area of the market that declined nearly 45% during the period, an area of the market that increased 50% in 1999. In addition, the manager was slow to invest new capital inflows due to a hesitancy to chase uncharacteristically strong utility stock price action, and uncertainty as to the sustainability of those improved cash flows.

As the manager looks forward into 2001, he believes that telecommunications may again regain investor interest and therefore have a real opportunity to enhance their relative investment performance. In addition, the manager will be working to employ the excess cash reserves diligently.

Thank you for your investment in The Travelers Series Trust.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 18, 2001

THE INFORMATION PROVIDED IN THIS COMMENTARY REPRESENTS THE OPINION OF THE MANAGERS AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIOS. PLEASE REFER TO PAGES 45 THROUGH 50 FOR A LIST AND PERCENTAGE BREAKDOWN OF EACH PORTFOLIO'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE PORTFOLIOS' HOLDINGS IS OF DECEMBER 31, 2000 AND IS SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 12/31/00 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/00                   14.53%
    Five Years Ended 12/31/00              6.67%
    1/24/92* through 12/31/00              7.54%
    CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    1/24/92* through 12/31/00             91.55%
    * Commencement of operations.

    [PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO CHART]

This chart assumes an initial investment of $10,000 made on January 24, 1992, assuming reinvestment of dividends, through December 31, 2000. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                               U.S. GOVERNMENT SECURITIES        LEHMAN BROTHERS
                                                       PORTFOLIO              GOVERNMENT BOND INDEX       CONSUMER PRICE INDEX
                                               --------------------------     ---------------------       --------------------
1/24/92                                                  10000                        10000                       10000
12/92                                                    10790                        10723                       10275
12/93                                                    11813                        11866                       10557
12/94                                                    11147                        11464                       10840
12/95                                                    13869                        13567                       11115
12/96                                                    14071                        13943                       11484
12/97                                                    15846                        15280                       11679
12/98                                                    17463                        16785                       11866
12/99                                                    16724                        16411                       12220
12/31/00                                                 19155                        18584                       12635

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 12/31/00 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Year Ended 12/31/00                   (0.49)%
    Five Years Ended 12/31/00             18.42%
    5/1/92* through 12/31/00              15.77%
    CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    5/1/92* through 12/31/00             255.90%
    * Commencement of operations.

      [PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO CHART]

This chart assumes an initial investment of $10,000 made on May 1, 1992, assuming reinvestment of dividends, through December 31, 2000. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                               SOCIAL AWARENESS PORTFOLIO    STANDARD & POOR'S INDEX      CONSUMER PRICE INDEX
                                               --------------------------    -----------------------      --------------------
5/1/92                                                   10000                        10000                       10000
12/92                                                    10950                        10673                       10157
12/93                                                    11777                        11745                       10436
12/94                                                    11461                        11900                       10716
12/95                                                    15285                        14509                       10988
12/96                                                    18339                        17838                       11353
12/97                                                    23343                        23789                       11545
12/98                                                    30875                        30626                       11731
12/99                                                    35765                        37067                       12080
12/31/00                                                 35590                        33693                       12490

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 12/31/00 (UNAUDITED)

             AVERAGE ANNUAL TOTAL RETURNS
    ----------------------------------------------
    Year Ended 12/31/00                   24.26%
    Five Years Ended 12/31/00             15.41%
    2/4/94* through 12/31/00              15.42%
    CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    2/4/94* through 12/31/00             169.17%
    * Commencement of operations.

            [PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO CHART]

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through December 31, 2000. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                                                              STANDARD & POOR'S 500
                                                   UTILITIES PORTFOLIO                INDEX               CONSUMER PRICE INDEX
                                                   -------------------        ---------------------       --------------------
2/4/94                                                    10000                       10000                       10000
12/94                                                     10170                       10072                       10205
12/95                                                     13149                       13852                       10464
12/96                                                     14638                       17031                       10811
12/97                                                     18340                       22712                       10995
12/98                                                     21680                       29240                       11171
12/99                                                     21662                       35390                       11504
12/31/00                                                  26917                       32168                       11895

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2000
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 35.6%
$ 6,000,000   U.S. Treasury Notes, 5.750% due 8/15/10*....................  $  6,290,160
              U.S. Treasury Bonds:
  2,000,000     12.000% due 8/15/13*......................................     2,824,060
  5,000,000     7.500% due 11/15/16*......................................     6,032,300
  5,000,000     8.750% due 8/15/20*+......................................     6,868,420
 15,000,000   U.S. REFCO Strips, zero coupon due 4/15/18..................     5,345,400
 25,000,000   U.S. Treasury Strips, zero coupon due 5/15/19*+.............     9,264,100
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $35,560,729).....    36,624,440
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 47.6%
  3,000,000   Federal Home Loan Bank Certificates, 5.705% due 3/2/09*.....     2,941,200
              Federal Home Loan Mortgage Corp. (FHLMC) Certificates:
  4,458,852     6.500% due 7/1/06.........................................     4,468,572
  2,413,038     8.500% due 6/15/21........................................     2,429,034
  4,968,359     7.500% due 12/1/30+.......................................     5,040,798
              Federal National Mortgage Association (FNMA) Certificates:
  3,719,259     7.500% due 11/1/29........................................     3,772,706
    969,000     7.500% due 12/13/30++.....................................       982,925
  6,531,478     6.500% due 1/1/31+........................................     6,443,695
              Government National Mortgage Association (GNMA)
              Certificates:
  1,306,772     9.000% due 9/15/09+.......................................     1,356,182
    528,974     8.500% due 7/15/18+.......................................       545,007
  1,216,694     7.000% due 3/15/28+.......................................     1,222,778
  6,695,832     6.000% due 2/20/29........................................     5,920,316
 11,651,000     7.500% due 1/23/31++......................................    11,847,553
  2,000,000   Tennessee Valley Authority Debentures, 6.250% due
              12/15/17....................................................     1,968,120
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $48,700,668)........    48,938,886
----------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $84,261,397).................    85,563,326
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 16.8%
 17,208,000   CS First Boston Corp., 6.000% due 1/2/01; Proceeds at
                maturity -- $17,219,470; (Fully collateralized by U.S.
                Treasury Notes, 6.625% due 6/30/01; Market value --
                $17,553,024) (Cost -- $17,208,000)........................    17,208,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $101,469,397**)..........  $102,771,326
----------------------------------------------------------------------------------------

 * All or a portion of this security is segregated for "to-be-announced" trades.
 +  Date shown represents the last in range of maturity dates.
 ++  Security is traded on a "to-be-announced" basis (See Note 7).
** Aggregate cost for Federal income tax purpose is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 93.4%
-----------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.4%
    14,485    Ford Motor Co. .............................................    $   339,492
-----------------------------------------------------------------------------------------
BASIC MATERIALS -- 4.4%
    53,500    Alcoa Inc. .................................................      1,792,250
     5,400    E.I. du Pont de Nemours & Co. ..............................        260,887
    25,900    Engelhard Corp. ............................................        527,713
    21,400    Praxair, Inc. ..............................................        949,625
-----------------------------------------------------------------------------------------
                                                                                3,530,475
-----------------------------------------------------------------------------------------
CAPITAL GOODS -- 0.7%
    24,123    Anixter International Inc.*.................................        521,660
     1,047    Visteon Corp. ..............................................         12,040
-----------------------------------------------------------------------------------------
                                                                                  533,700
-----------------------------------------------------------------------------------------
COMMUNICATION -- 2.4%
    14,800    AT&T Wireless Group.........................................        256,225
     5,075    Avici Systems Inc.*.........................................        124,972
       350    Inrange Technologies Corp., Class B Shares*.................          5,928
     9,300    Nortel Networks Corp. ......................................        298,181
    15,150    Time Warner Telecom Inc.*...................................        961,078
     5,825    TyCom, Ltd.*................................................        130,335
    13,164    WorldCom, Inc.*.............................................        184,296
-----------------------------------------------------------------------------------------
                                                                                1,961,015
-----------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 16.5%
    33,500    Black & Decker Corp. .......................................      1,314,875
    11,800    Convergys Corp. ............................................        534,688
    44,800    Home Depot, Inc. ...........................................      2,046,800
    30,017    Kaufman & Broad Home Corp. .................................      1,011,198
    18,821    Koninklijke Philips Electronics NV ADR......................        682,261
    22,500    Liz Claiborne, Inc. ........................................        936,563
    20,300    Lowe's Cos., Inc. ..........................................        903,350
    35,700    Reader's Digest Association, Inc. ..........................      1,396,763
    57,800    Staples, Inc.*..............................................        682,762
    15,439    Tribune Co. ................................................        652,298
    35,500    Tyco International Ltd. ....................................      1,970,250
    23,700    Wal-Mart Stores, Inc. ......................................      1,259,062
-----------------------------------------------------------------------------------------
                                                                               13,390,870
-----------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS -- 0.9%
     7,500    Eli Lilly & Co. ............................................        697,969
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 9.9%
    25,900    Brinker International, Inc.*................................      1,094,275
    22,300    Kimberly-Clark Corp. .......................................      1,576,387
    49,500    The Kroger Co.*.............................................      1,339,594
    37,100    Sara Lee Corp. .............................................        911,269

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 9.9% (CONTINUED)
    74,800    SYSCO Corp. ................................................    $ 2,244,000
    33,300    Wendy's International, Inc. ................................        874,125
-----------------------------------------------------------------------------------------
                                                                                8,039,650
-----------------------------------------------------------------------------------------
ENERGY -- 6.4%
    10,000    Active Power, Inc.*.........................................        219,375
     6,800    Anadarko Petroleum Corp. ...................................        483,344
    35,926    BP Amoco PLC ADR............................................      1,719,958
    10,200    Capstone Turbine Corp.*.....................................        285,600
    12,100    Coastal Corp. ..............................................      1,068,581
    23,300    Royal Dutch Petroleum Co. ADR...............................      1,411,106
-----------------------------------------------------------------------------------------
                                                                                5,187,964
-----------------------------------------------------------------------------------------
FINANCIAL -- 11.6%
    30,800    American Express Co. .......................................      1,692,075
    13,860    American International Group, Inc. .........................      1,366,076
    14,300    The Bank of New York Co., Inc. .............................        789,181
    18,600    Bank One Corp. .............................................        681,225
    36,450    Chase Manhattan Corp.+......................................      1,656,197
     6,300    Freddie Mac.................................................        433,913
     8,915    Hartford Financial Services Group, Inc. ....................        629,622
     6,231    Marsh & McLennan Cos., Inc. ................................        729,027
    14,000    PNC Financial Services Group................................      1,022,875
     8,200    St. Paul Cos., Inc. ........................................        445,362
-----------------------------------------------------------------------------------------
                                                                                9,445,553
-----------------------------------------------------------------------------------------
HEALTH CARE -- 11.0%
    24,000    Amgen Inc.*.................................................      1,534,500
     7,400    C.R. Bard, Inc. ............................................        344,563
    13,600    Johnson & Johnson...........................................      1,428,850
    17,000    Medtronic, Inc. ............................................      1,026,375
    17,200    Merck & Co., Inc. ..........................................      1,610,350
    29,100    Schering-Plough Corp. ......................................      1,651,425
    29,400    Tenet Healthcare Corp. .....................................      1,306,462
-----------------------------------------------------------------------------------------
                                                                                8,902,525
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 17.9%
    29,100    America Online, Inc.*.......................................      1,012,680
    23,500    Automatic Data Processing, Inc. ............................      1,487,844
    23,000    Cisco Systems, Inc.*........................................        879,750
    30,800    Compaq Computer Corp. ......................................        463,540
    17,800    Computer Associates International, Inc. ....................        347,100
    17,000    Electronic Data Systems Corp. ..............................        981,750
    46,500    EMC Corp.*..................................................      3,092,250
       700    Infineon Technologies AG ADR................................         25,200
    25,400    Intel Corp. ................................................        768,350
    23,300    International Business Machines Corp. ......................      1,980,500
     8,900    Microsoft Corp.*............................................        386,037
    35,600    Oracle Corp.*...............................................      1,034,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 17.9% (CONTINUED)
    38,300    Solectron Corp. ............................................    $ 1,298,370
    28,400    Sun Microsystems, Inc.*.....................................        791,650
-----------------------------------------------------------------------------------------
                                                                               14,549,646
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 2.5%
    27,887    Southwest Airlines Co. .....................................        935,051
    18,800    United Parcel Service, Inc., Class B Shares.................      1,105,675
-----------------------------------------------------------------------------------------
                                                                                2,040,726
-----------------------------------------------------------------------------------------
UTILITIES -- 8.8%
    55,600    The AES Corp.*..............................................      3,078,850
    20,400    Enron Corp. ................................................      1,695,750
    34,400    Southern Energy, Inc.*......................................        973,950
    33,800    The Williams Cos., Inc. ....................................      1,349,887
-----------------------------------------------------------------------------------------
                                                                                7,098,437
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $56,489,639)....................     75,718,022
-----------------------------------------------------------------------------------------
FACE
AMOUNT                                  SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.6%
$5,352,000    CS First Boston Corp., 6.000% due 1/2/01; Proceeds at
                maturity -- $5,355,568; (Fully collateralized by U.S.
                Treasury Notes, 6.625% due 6/30/01; Market
                value -- $5,459,789) (Cost -- $5,352,000).................      5,352,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $61,841,639**)...........    $81,070,022
-----------------------------------------------------------------------------------------

 *  Non-income producing security.
 + On January 2, 2001, Chase Manhattan Corp. and J.P. Morgan & Co. merged to form J.P. Morgan Chase & Co.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                              UTILITIES PORTFOLIO

  SHARES                                             SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCK -- 83.9%
------------------------------------------------------------------------------------------------------
    ELECTRIC - UTILITY -- 54.5%
    10,000    Active Power, Inc.*......................................................    $   219,375
    10,000    The AES Corp.*...........................................................        553,750
    20,000    Allegheny Energy, Inc. ..................................................        963,750
    60,000    Calpine Corp.*...........................................................      2,703,750
    10,000    Capstone Turbine Corp.*..................................................        280,000
    25,000    Cinergy Corp. ...........................................................        878,125
    12,106    Dominion Resources, Inc. ................................................        811,127
    30,000    DQE, Inc. ...............................................................        982,500
    11,000    Duke Energy Corp. .......................................................        937,750
    16,800    Edison International.....................................................        262,500
    35,000    Energy East Corp. .......................................................        689,063
    10,000    Enron Corp. .............................................................        831,250
    47,250    Exelon Corp. ............................................................      3,317,423
    34,000    FirstEnergy Corp. .......................................................      1,073,125
    10,000    FPL Group, Inc. .........................................................        717,500
    20,000    GPU, Inc. ...............................................................        736,250
    20,000    Montana Power Co. .......................................................        415,000
    53,000    Niagara Mohawk Holdings Inc.*............................................        884,438
    20,000    NiSource Inc. ...........................................................        615,000
    30,000    Northeast Utilities......................................................        727,500
    14,766    NSTAR....................................................................        633,091
    25,000    Pinnacle West Capital Corp. .............................................      1,190,625
    20,000    Progress Energy, Inc. CVO*...............................................          9,000
    20,000    Public Service Enterprise Group, Inc. ...................................        972,500
    30,000    SCANA Corp. .............................................................        886,875
    36,000    Sierra Pacific Resources.................................................        578,250
    30,000    Southern Energy, Inc.*...................................................        849,375
    20,000    TXU Corp. ...............................................................        886,250
    52,050    Xcel Energy, Inc. .......................................................      1,512,703
------------------------------------------------------------------------------------------------------
                                                                                            26,117,845
------------------------------------------------------------------------------------------------------
NATURAL GAS -- 19.3%
    16,000    Coastal Corp. ...........................................................      1,413,000
    30,000    Dynegy Inc., Class A Shares..............................................      1,681,875
    22,000    Energen Corp. ...........................................................        708,125
    30,000    MCN Energy Group Inc. ...................................................        830,625
    17,000    National Fuel Gas Co. ...................................................      1,069,938
    30,000    NRG Energy, Inc.*........................................................        834,375
    40,000    Sempra Energy............................................................        930,000
    35,000    Southwest Gas Corp. .....................................................        765,625
    26,000    The Williams Cos., Inc. .................................................      1,038,374
------------------------------------------------------------------------------------------------------
                                                                                             9,271,937
------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                              UTILITIES PORTFOLIO

  SHARES                                             SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
TELEPHONE -- 10.1%
    27,359    AT&T Corp. ..............................................................    $   473,661
    25,000    AT&T Wireless Group*.....................................................        432,813
    12,000    Qwest Communications International Inc.*.................................        492,000
    20,000    SBC Communications Inc. .................................................        955,000
    24,000    Sprint Corp. ............................................................        487,500
    22,200    Verizon Communications Inc. .............................................      1,112,775
    40,000    WorldCom, Inc.*..........................................................        560,000
    17,595    XO Communications, Inc.*.................................................        313,411
------------------------------------------------------------------------------------------------------
                                                                                             4,827,160
------------------------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $29,749,235).................................     40,216,942
------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                              SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.9%
------------------------------------------------------------------------------------------------------
ELECTRIC - UTILITY -- 0.4%
  $200,000       A-        Arizona Public Service Co., 7.250% due 8/1/23...............        188,000
------------------------------------------------------------------------------------------------------
TELEPHONE -- 0.5%
   230,000       A-        MCI Communications Corp., 7.750% due 3/23/25................        218,500
------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS (Cost -- $405,337)....................        406,500
------------------------------------------------------------------------------------------------------
                           SUB-TOTAL INVESTMENTS (Cost -- $30,154,572).................     40,623,442
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 15.2%
 7,294,000                 CS First Boston Corp., 6.000% due 1/2/01; Proceeds at
                              maturity -- $7,298,863; (Fully collateralized by U.S.
                              Treasury Notes, 6.625% due 6/30/01;
                              Market value -- $7,440,077) (Cost -- $7,294,000).........      7,294,000
------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100% (Cost -- $37,448,572**)...........    $47,917,442
------------------------------------------------------------------------------------------------------

 *  Non-income producing security.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 51 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --  Bonds rated "AAA" has the highest rating assigned by
              Standard & Poor's. Capacity to pay interest and repay
              principal is extremely strong.
AA        --  Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A         --  Bonds rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       --  Bonds rated "BBB" are regarded as having an adequate
              capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
              economic conditions or changing circumstances are more
              likely to lead to a weakened capacity to pay interest and
              repay principal for bonds in this category than for bonds in higher rated categories.
BB, B     --  Bonds rated "BB" and "B" are regarded, on balance, as
and CCC       predominantly speculative with respect to capacity to pay
              interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
              speculation than "B", and "CCC" the highest degree of
              speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
              large uncertainties or major risk exposures to adverse
              conditions.
C         --  The rating "C" is reserved for income bonds on which no interest is being paid.
D         --  Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
              generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
              and principal is secure. While the various protective
              elements are likely to change, such changes as can be
              visualized are most unlikely to impair the fundamentally
              strong position of such issues.
Aa        --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
              lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
              protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
              appear somewhat larger than in "Aaa" securities.
A         --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
              Factors giving security to principal and interest are
              considered adequate but elements may be present which
              suggest a susceptibility to impairment some time in the
              future.
Baa       --  Bonds rated "Baa" are considered to be medium grade
              obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
              appear adequate for the present but certain protective
              elements may be lacking or may be characteristically
              unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
              speculative characteristics as well.
Ba        --  Bonds rated "Ba" are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
              moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
              characterizes bonds in this class.
B         --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa       --  Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
              respect to principal or interest.
Ca        --  Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C         --  Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor
              prospects of ever attaining any real investment standing.
NR        --  Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2000

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost.................................     $ 84,261,397        $56,489,639       $30,154,572
  Repurchase agreements, at cost.......................       17,208,000          5,352,000         7,294,000
-------------------------------------------------------------------------------------------------------------
  Investments, at value................................     $ 85,563,326        $75,718,022       $40,623,442
  Repurchase agreements, at value......................       17,208,000          5,352,000         7,294,000
  Cash.................................................            1,945              5,585                97
  Receivable for securities sold.......................        7,824,560                 --           234,643
  Dividends and interest receivable....................          624,526             44,207            84,921
  Receivable for Fund shares sold......................          434,674            147,459           279,837
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................      111,657,031         81,267,273        48,516,940
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased.....................       20,632,451                 --                --
  Investment advisory fee payable......................           21,849             38,977            22,894
  Administration fee payable...........................            4,030              3,776             1,774
  Payable for Fund shares purchased....................               --                 --             2,959
  Accrued expenses.....................................           28,744             40,675            32,938
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................       20,687,074             83,428            60,565
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $ 90,969,957        $81,183,845       $48,456,375
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital......................................     $ 87,495,177        $62,460,793       $34,958,320
  Undistributed net investment income..................        4,358,876            345,636           854,971
  Accumulated net realized gain (loss) from security
     transactions......................................       (2,186,025)          (850,967)        2,174,214
  Net unrealized appreciation of investments...........        1,301,929         19,228,383        10,468,870
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................     $ 90,969,957        $81,183,845       $48,456,375
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................................        7,443,617          2,823,159         2,521,592
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................           $12.22             $28.76            $19.22
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2000

                                                            U.S. GOVERNMENT    SOCIAL AWARENESS
                                                              SECURITIES            STOCK          UTILITIES
                                                               PORTFOLIO          PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest................................................   $  4,795,795        $   279,515       $  216,070
  Dividends...............................................             --            612,443          929,016
  Less: Foreign withholding tax...........................             --             (7,901)              --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................................      4,795,795            884,057        1,145,086
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)........................        223,855            443,684          223,375
  Administration fee (Note 2).............................         41,238             42,962           20,619
  Audit and legal.........................................         30,059             20,167           21,037
  Shareholder and system servicing fees...................         16,932             16,043           14,951
  Custody.................................................          4,677              5,613            2,517
  Shareholder communications..............................          4,000              4,572            2,094
  Trustees' fees..........................................          3,979              3,995            3,979
  Pricing service fees....................................          1,890                 --              197
  Other...................................................          7,267              1,196            1,017
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..........................................        333,897            538,232          289,786
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................      4,461,898            345,825          855,300
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE
3):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):
     Proceeds from sales..................................    195,442,937         22,321,545        7,089,195
     Cost of securities sold..............................    194,754,768         23,085,239        4,831,048
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)................................        688,169           (763,694)       2,258,147
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments:
     Beginning of year....................................     (3,259,091)        19,320,275        5,942,842
     End of year..........................................      1,301,929         19,228,383       10,468,870
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)....      4,561,020            (91,892)       4,526,028
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS............................      5,249,189           (855,586)       6,784,175
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........   $  9,711,087        $  (509,761)      $7,639,475
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2000

                                                       U.S. GOVERNMENT   SOCIAL AWARENESS
                                                         SECURITIES           STOCK           UTILITIES
                                                          PORTFOLIO         PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income..............................   $  4,461,898       $   345,825       $   855,300
  Net realized gain (loss)...........................        688,169          (763,694)        2,258,147
  Change in net unrealized appreciation
     (depreciation)..................................      4,561,020           (91,892)        4,526,028
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS......................................      9,711,087          (509,761)        7,639,475
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............................     (3,702,667)         (378,231)         (823,875)
  Net realized gains.................................             --          (843,976)          (53,040)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS...................     (3,702,667)       (1,222,207)         (876,915)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares...................     37,854,892        18,903,761        16,435,486
  Net asset value of shares issued for
     reinvestment of dividends.......................      3,702,667         1,222,207           876,915
  Cost of shares reacquired..........................    (18,218,713)       (5,448,872)       (7,031,666)
--------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS.........................     23,338,846        14,677,096        10,280,735
--------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS...............................     29,347,266        12,945,128        17,043,295
NET ASSETS:
  Beginning of year..................................     61,622,691        68,238,717        31,413,080
--------------------------------------------------------------------------------------------------------
  END OF YEAR*.......................................   $ 90,969,957       $81,183,845       $48,456,375
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:...     $4,358,876          $345,636          $854,971
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
                                                                        31, 1999

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................   $  3,766,648        $   379,966       $   823,725
  Net realized gain (loss).........................     (2,696,924)           765,721           (30,893)
  Change in net unrealized appreciation
     (depreciation)................................     (3,730,793)         6,847,079          (754,466)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS....................................     (2,661,069)         7,992,766            38,366
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................         (5,416)          (185,510)         (791,288)
  Net realized gains...............................             --           (952,059)       (1,799,094)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................         (5,416)        (1,137,569)       (2,590,382)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares.................     14,321,630         22,265,700         6,945,662
  Net asset value of shares issued for reinvestment
     of dividends..................................          5,416          1,137,569         2,590,382
  Cost of shares reacquired........................    (16,491,880)        (1,502,002)       (8,479,998)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS.......................     (2,164,834)        21,901,267         1,056,046
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..................     (4,831,319)        28,756,464        (1,495,970)
NET ASSETS:
  Beginning of year................................     66,454,010         39,482,253        32,909,050
-------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................   $ 61,622,691        $68,238,717       $31,413,080
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
     of:...........................................     $3,702,189           $378,042          $823,546
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and 16 other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth, MFS Research, NWQ Large Cap, Jurika & Voyles Core Equity and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of the U.S. Government Securities Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc., ("Citigroup"), acts as investment manager and advisor to U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3257% of its average daily net assets. This fee is calculated daily and paid monthly.

     SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") and an indirect wholly owned subsidiary of Citigroup, acts as investment manager and advisor to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays SSBC an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays SSBC investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SSBC. Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2000, each Portfolio paid transfer agent fees of $5,000 to CFTC.

     For the year ended December 31, 2000, Salomon Smith Barney Inc. and its affiliates received brokerage commissions of $1,375.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                  USGS           SAS       UTILITIES
-----------------------------------------------------------------------------------------------------
Purchases...................................................  $220,439,758   $35,597,413   $9,550,099
-----------------------------------------------------------------------------------------------------
Sales.......................................................   195,442,937    22,321,545    7,089,195

--------------------------------------------------------------------------------

     At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 USGS          SAS        UTILITIES
----------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $1,463,313   $22,275,979   $12,575,853
Gross unrealized depreciation...............................    (161,384)   (3,047,596)   (2,106,983)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation.................................  $1,301,929   $19,228,383   $10,468,870
----------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2000, the Portfolios had no open futures contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 2000, the Portfolios held no purchased call or put option contracts.

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2000, USGS held TBA securities with a total cost of $12,843,085.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                YEAR ENDED          YEAR ENDED
                                                             DECEMBER 31, 2000   DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................     3,246,763            1,246,566
Shares issued on reinvestment...............................       330,595                  484
Shares reacquired...........................................    (1,585,139)          (1,427,742)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................     1,992,219             (180,692)
--------------------------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................       649,867              808,161
Shares issued on reinvestment...............................        43,051               40,998
Shares reacquired...........................................      (188,862)             (53,531)
--------------------------------------------------------------------------------------------------
Net Increase................................................       504,056              795,628
--------------------------------------------------------------------------------------------------
UTILITIES PORTFOLIO
Shares sold.................................................       912,236              414,864
Shares issued on reinvestment...............................        52,890              154,823
Shares reacquired...........................................      (417,997)            (510,525)
--------------------------------------------------------------------------------------------------
Net Increase................................................       547,129               59,162
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2000, USGS and SAS had, for Federal income tax purposes approximately $1,979,000 and $774,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, it is probable that such gains will not be distributed.

     The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

PORTFOLIO                                                       2007        2008
----------------------------------------------------------------------------------
U.S. Government Securities Portfolio........................ $1,979,000         --
Social Awareness Stock Portfolio............................         --   $774,000
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31:

U.S. GOVERNMENT SECURITIES PORTFOLIO                2000(1)     1999(1)       1998         1997         1996
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................   $11.30      $11.80       $11.65       $10.86       $12.43
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...........................     0.74        0.68         0.49         0.58         0.68
  Net realized and unrealized gain (loss).........     0.84       (1.18)        0.70         0.79        (0.52)
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...............     1.58       (0.50)        1.19         1.37         0.16
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income...........................    (0.66)      (0.00)*      (0.50)       (0.58)       (1.55)
  Net realized gains..............................       --          --        (0.54)          --        (0.18)
--------------------------------------------------------------------------------------------------------------
Total Distributions...............................    (0.66)      (0.00)*      (1.04)       (0.58)       (1.73)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................   $12.22      $11.30       $11.80       $11.65       $10.86
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN......................................    14.53%      (4.23)%      10.20%       12.62%        1.46%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...................  $90,970     $61,623      $66,454      $35,279      $26,009
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3).....................................     0.48%       0.48%        0.45%        0.49%        0.62%
  Net investment income...........................     6.46        5.97         5.31         6.10         5.68
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...........................      289%        164%         349%         208%         501%
--------------------------------------------------------------------------------------------------------------

SOCIAL AWARENESS STOCK PORTFOLIO                    2000(1)     1999(1)       1998         1997         1996
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................   $29.42      $25.92       $20.06       $15.76       $14.32
--------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)........................     0.14        0.13         0.10         0.15         0.31
  Net realized and unrealized gain (loss).........    (0.29)       3.93         6.30         4.15         2.42
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...............    (0.15)       4.06         6.40         4.30         2.73
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income...........................    (0.16)      (0.09)       (0.12)          --        (0.43)
  Net realized gains..............................    (0.35)      (0.47)       (0.42)          --        (0.86)
--------------------------------------------------------------------------------------------------------------
Total Distributions...............................    (0.51)      (0.56)       (0.54)          --        (1.29)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................   $28.76      $29.42       $25.92       $20.06       $15.76
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN......................................    (0.49)%     15.84%       32.27%       27.28%       19.98%
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...................  $81,184     $68,239      $39,482      $21,013      $11,040
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).....................................     0.75%       0.80%        0.84%        0.98%        1.25%
  Net investment income...........................     0.48        0.69         0.63         0.97         0.43
--------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...........................       33%         12%          14%          19%          26%
--------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(4) For the year ended December 31, 1996, Travelers Insurance reimbursed the Social Awareness Stock Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.06 and the actual expense ratio would have been 1.69%.

 * Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

                UTILITIES PORTFOLIO                  2000(1)      1999(1)       1998         1997         1996
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.................   $15.91       $17.18       $15.29       $12.22       $12.85
----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............................     0.43         0.41         0.37         0.46         0.47
  Net realized and unrealized gain (loss)..........     3.36        (0.36)        2.33         2.63         0.47
----------------------------------------------------------------------------------------------------------------
Total Income From Operations.......................     3.79         0.05         2.70         3.09         0.94
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:(2)
  Net investment income............................    (0.45)       (0.40)       (0.42)       (0.01)       (0.84)
  Net realized gains...............................    (0.03)       (0.92)       (0.39)       (0.01)       (0.73)
----------------------------------------------------------------------------------------------------------------
Total Distributions................................    (0.48)       (1.32)       (0.81)       (0.02)       (1.57)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......................   $19.22       $15.91       $17.18       $15.29       $12.22
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................................    24.26%       (0.08)%      18.21%       25.29%        7.47%
----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)....................  $48,456      $31,413      $32,909      $21,413      $18,214
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................................     0.84%        0.88%        0.80%        1.06%        1.07%
  Net investment income............................     2.47         2.41         3.06         3.58         3.88
----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............................       22%          10%          51%          68%          39%
----------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from realized gains include both net realized short-term and long-term capital gains.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio of The Travelers Series Trust as of December 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1996, were audited by other auditors whose report thereon, dated February 24, 1997, expressed an unqualified opinion on those financial statements financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio of The Travelers Series Trust as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             [KPMG LOGO]

New York, New York
February 9, 2001

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)
For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 2000:

     - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

     Utilities Portfolio....................................  67.86%

     - Total long-term capital gain distributions paid:

     Social Awareness Stock Portfolio.......................  $780,484
     Utilities Portfolio....................................    53,040

The following percentage of ordinary dividends paid from net investment income is derived from Federal obligations and may be exempt from taxation at the state level:

U.S. Government Securities Portfolio........................  39.08%

                      (This page intentionally left blank)

                              Investment Advisers
                              --------------------

 MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY
                              MARKET PORTFOLIO AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                          SSB CITI FUND MANAGEMENT LLC

                               New York, New York

                              Independent Auditors
                             ---------------------

                                    KPMG LLP

                               New York, New York

                                   Custodian
                                   ----------

                               PFPC TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Annual)(2-01)

THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS
December 31, 2000




           [UMBRELLA GRAPHIC]



           THE TRAVELERS SERIES TRUST:

           TRAVELERS QUALITY BOND PORTFOLIO
           LAZARD INTERNATIONAL STOCK PORTFOLIO
           MFS EMERGING GROWTH PORTFOLIO
           FEDERATED HIGH YIELD PORTFOLIO
           FEDERATED STOCK PORTFOLIO
           DISCIPLINED MID CAP STOCK PORTFOLIO






[TRAVELERS LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life And Annuity Company
One Tower Square
Hartford, CT  06183

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Travelers Series
Trust -- Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio and Disciplined Mid Cap Stock Portfolio ("Portfolio(s)")(1) for the year ended December 31, 2000. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolios' investment strategy. We hope you find this report to be useful and informative.

The Performance of the Travelers Series Trust (12/31/99-12/31/00)(2)
--------------------------------------------------------------------
Travelers Quality Bond Portfolio............................    6.97%
Lazard International Stock Portfolio........................  (11.50)
MFS Emerging Growth Portfolio...............................  (20.13)
Federated High Yield Portfolio..............................   (8.15)
Federated Stock Portfolio...................................    3.77
Disciplined Mid Cap Stock Portfolio.........................   16.61

U.S. MARKET OVERVIEW

Stock markets fell around the world in the fourth quarter of 2000. The more speculative the market, the harder the fall. Returns for calendar year 2000 followed the same pattern -- a startling contrast to 1999 when markets went up dramatically.

The broad stock market, as measured by the Standard and Poor's 500 Index ("S&P 500"),(3) declined 9.10% during the 12 months ended December 31, 2000. The Russell 1000 Value Index(4) bucked the down-trend that was prevalent in most market indices, rising a modest 7.01% during the same period. The generally faster growing stocks that comprise the Nasdaq Composite Index,(5) however, fell 39.29% in 2000, its worst year since its inception in 1971. The Nasdaq Composite Index heavy technology component exacerbated the decline, as many investors sold their technology-related issues due to concerns regarding the valuations assigned to most stocks in the sector. (Past performance is not indicative of future results.)

This contrast is even more dramatic considering the performance of the Nasdaq Composite Index in 1999. In 1999 the Nasdaq Composite Index climbed
85.59% -- its best year since 1971. Technology stocks had a significantly positive impact in 1999. But with the rapid decline of this sector in 1999, the Nasdaq gave back most of its 1999 gains. What caused this volatility? Why did the Nasdaq Composite Index swing from its best year ever to its worst performing year?

We think the answer can be summed up in one word: earnings or in many cases their failure to materialize. Technology stocks went up in 1999 as current earnings and future earnings growth estimates rose. The sector hit its peak in March 2000, then dramatically weakened as it became clearer that the growth of the U.S. economy and earnings growth estimates were slowing.

---------------

1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

2 The performance returns do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio. Past performance is not indicative of future results.

3 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

4 The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

5 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
                                        1
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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The price declines were accentuated by high valuations, but the fundamental cause of the downdraft was that most investors were concerned about the level and growth rate of future earnings.

The stock market's attention to earnings is understandable, as estimates have been declining over the past year. For example, consensus estimates for S&P 500 operating earnings for 2001 slipped from a high of $63.25 to $62.15 over the course of the last year. Earnings estimates have been trimmed because of declining expectations for sales. While corporate margins, or profitability per dollar of revenues, generally continue to be strong, revenues have been lower than analysts originally anticipated.

Although the stock market viewed a slowing U.S. economy unfavorably, the bond market saw it as a positive. A slowing economy generally decreases inflationary pressure and increases the probability that the Federal Reserve Board ("Fed") may ease interest rates. As a result, bond investors continued to enjoy strong performance in the fourth quarter of 2000.

The overall investment-grade(6) bond market returned 4.20%, as measured by the Salomon Smith Barney Broad Investment Grade Bond Index ("Salomon Smith Barney Index"),(7) short-term investments, as represented by three-month U.S. Treasury Bills, returned 1.6% for the fourth quarter of 2000. High-yield bonds were the one segment of the bond market with negative performance for the fourth quarter of 2000. Because high-yield bond returns are inversely related to credit risk, a slowing economy and the implied increase in credit risk caused high-yield bond performance to lag other bond returns during the fourth quarter. (Past performance is not indicative of future results.)

For 2000 overall, most sectors of the bond market performed better than most sectors of the stock market. The general bond market, again as reflected in the Salomon Smith Barney Index and the three-month Treasury Bills, returned 11.6% and 6.0%, respectively. So in this volatile year for the markets, those investors who assumed less risk and invested in bonds generally fared far better than those who ventured into the more speculative sectors of the stock market.

The Fed's primary responsibility is monetary policy and the setting of short-term interest rates in the U.S. economy. We believe that under Chairman Alan Greenspan, the Fed has done a good job of managing the U.S. economy. It has brought down inflation while maintaining the longest modern economic expansion. The Fed has enabled the economy to grow rapidly -- quickly enough that some economists initially feared a resurgence of inflation. But the Fed recognized that one of the primary drivers of this expansion, soaring capital investments, has in fact led to a jump in productivity. Higher productivity has in turn led the economy to grow more quickly without triggering inflation.

In mid-1999, however, the Fed began to grow concerned that despite the benefits of higher productivity, the economy was growing too quickly. In response to this rate of growth, the Fed began to increase short-term interest rates, raising them six times, with the final interest rate hike in May 2000.

Once again, the Fed appeared to be successful. The growth of the economy slowed, retail sales weakened and job growth declined, with 230,000 net new jobs created in the fourth quarter of 2000 versus 773,000 in the fourth quarter of 1999. Now the only debate among economists seems to be whether the economy in 2001 will have a "hard landing" (i.e., 1% or less gross domestic product GDP(8) growth) or a "soft landing" (i.e., 2% or more GDP growth).

---------------

6 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors
  Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

7 The Salomon Smith Barney Index includes institutionally traded U.S. Treasury
  Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly an index.

8 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.
                                        2
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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The Fed has acted decisively by lowering short-term interest rates by 50 basis points(9) on January 3, 2001.(10) Presumably the Fed, too, was worried about the possibility of a "hard landing." And at least initially, the central bank's most recent action has been warmly received by stock investors, with a more muted response by bond buyers.

INTERNATIONAL MARKETS OVERVIEW

International stock markets showed a similar pattern as the financial markets in the U.S.: The higher growth, more speculative markets fell harder than the more mature markets. As growth prospects became more uncertain, investors preferred (or at least were penalized less) larger companies in established markets. (Past performance is not indicative of future results.)

Annual results followed a similar pattern. Although most markets were down, the mature markets in Europe and Japan generally fared better than emerging markets. The prospect of a slower economy was not limited to just the U.S., as worldwide estimates of economic growth became lower.

In addition to stock market performance, results for international investors depended upon currency movements. And U.S. investors favor a weaker dollar. Yet, unfortunately for investors, the U.S. dollar was strong against virtually all foreign currencies. By the end of the fourth quarter, the euro was at $0.94 and a U.S. dollar purchased 114 Japanese yen. This dollar strength exaggerated the local market downturns for U.S.-based investors.

TRAVELERS QUALITY BOND PORTFOLIO

The Travelers Quality Bond Portfolio ("Portfolio") seeks current income, moderate capital volatility and total return.

For the year ended December 31, 2000, the Portfolio returned 6.97%. In comparison, the Lehman Brothers Government/ Corporate Bond Index(11)returned 11.85% for the same period. (Past performance is not indicative of future results.)

The Portfolio's underperformance relative to the Lehman Brothers
Government/Corporate Bond Index can be attributed to the Portfolio's overweight in spread product(12) versus U.S. Treasuries and the impact of credit problems at Finova and Saks Inc. exposures. Saks has struggled due to uncertainty regarding corporate restructuring and Finova has been downgraded due to bad loans.

In the fourth quarter of 2000, the Fed left interest rates unchanged despite continuing signs of a slowing U.S. economy. The yield curve remained inverted throughout the fourth quarter of 2000,(13) but appears to be regaining a more normal slope at maturities of five years or greater. Yields fell across the entire curve throughout the fourth quarter of 2000. The three-month U.S. Treasury bill rate fell 31 basis points to 5.89% while the 10-year bond fell 71 to 5.11% and the 30-year fell 47 to 5.46%. The ten and 30-year yields are both in the lowest 10% of their historical values. This bond market rally reflected investors fears of an impending recession, and an accompanying flight to safer investments. Spreads were volatile during the quarter, moving outward in November, but back in during December. AAA/Aaa (the highest quality security) spreads ended the fourth quarter lower than they started the quarter, while lower quality and high-yield bond spreads ended wider.

The Portfolio continues to be overweighted in corporate bonds, relative to the Lehman Brothers Government/Corporate Bond Index. While spreads and credit issues widened, the manager continued to seek to invest in under-valued product and issues deemed to possess solid total return potential.

---------------

 9 A basis point is 0.01% or one one-hundredth of a percent.

10 On January 31, 2001, after this commentary was written, the Fed cut interest rates by one-half percentage point.

11 The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.

12 Spread product: fixed income securities that carry credit risk, i.e., securities other than U.S. government treasury obligations.

13 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. An inverted yield curve is an unusual situation where short-term interest rates are higher than long-term rates.
                                        3
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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL STOCK PORTFOLIO

The Lazard International Stock Portfolio ("Portfolio") seeks capital appreciation by investing primarily in the stocks of non-U.S. companies (i.e., incorporated or organized outside the U.S.).

For the year ended December 31, 2000, the Portfolio returned a negative 11.50%. In comparison, the Morgan Stanley Capital International GDP Weighted Index ("MSCI EAFE GDP")(14) returned a negative 15.53% for the same period. (Past performance is not indicative of future results.)

The Portfolio performed well in a tumultuous year 2000 as rising energy prices, currency volatility, slowing economic growth and the dramatic end to technology, media and telecommunication ("TMT") euphoria triggered losses in most global stock markets. The year 2000 was nearly a complete reversal from the buoyant, momentum-driven environment in 1999. While expensive technology and telecommunications stocks soared in 1999 and dominated market returns, these same sectors were hard hit in 2000 as investors began to focus on company fundamentals and long-term business models.

Meanwhile, financially productive traditional companies rebounded strongly during the period, after being ignored for most of 1999. According to the managers, the actual turning point, in hindsight, happened to be the auction of third-generation mobile telephone licenses in the United Kingdom on March 7, 2000, which raised far more money than expected. While absolute performance was disappointing in 2000, the managers believe their adherence to their investment strategy of focusing on financially productive yet inexpensive stocks helped the Portfolio outperform the MSCI EAFE, especially since the March 7, 2000 stock market peak.

There were also reversals from a regional perspective in 2000 as the Japanese stock market, which rose strongly in 1999, fell amid slumping consumer spending and weak business confidence. While individual companies in Japan continue to take the difficult steps to restructure and improve their profitability, the political system is less open to change and is hampering the Japanese economic recovery.

While European markets were roughly flat for the year in local currency terms, the weakness in the euro compressed these returns for a U.S. dollar denominated investor. The euro weakness also magnified the impact of sharply rising oil prices on European companies since oil is a US dollar-traded commodity. However, after a persistent decline since its launch in January 1999, the euro made a remarkable recovery in December 2000. Investors began to shift their interest and capital to Europe where valuations were more compelling and economic growth looked set to outpace the U.S. for the first time in several years.

While the decline of the euro and high oil prices received the attention of the media, the event that the managers view as having more long-term implications for European economies was German tax reform. A significant reduction in corporate tax rates is widely expected to improve German corporate profitability, while the elimination of capital gains tax on the sale of shares by corporations may allow companies with extensive holdings, to redeploy this capital to strengthen their core businesses or to return capital to shareholders.

Global merger and acquisition activity sustained its pace in 2000 as companies continued to reshape themselves by strengthening their core businesses and disposing of their nonessential units. SmithKline Beecham and Glaxo Wellcome agreed to form the world's largest pharmaceutical company to leverage their research and development capacity.

In the financial sector, Dai-Ichi Kangyo Bank, Fuji Bank and Industrial Bank of Japan broke traditional keiretsu lines to merge and create one of the world's largest banks, Mizuho Holdings. Vivendi Universal S.A., Seagram Ltd., and Canal Plus ORD combined to form a fusion of content and distribution. Before year-end, the new entity, Vivendi Universal disposed of its spirits operations. In the food and beverage industry, Cadbury Schweppes PLC, the UK-based confectionery and drinks company, bought Snapple from General Foods, the non-carbonated soft drinks company to drive its return on equity higher by bolstering its beverage portfolio and more efficiently deploying capital.

---------------

14 The MSCI EAFE GDP consists of equity total returns for Europe, Australia, New
   Zealand and the Far East, weighted based on each country's gross domestic product. Please note that an investor cannot invest directly in an index.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Stock markets fluctuate with news flow and changing sentiment but to produce superior long-term portfolio performance, the managers think one must adhere to an investment discipline with a demonstrated record of success. And while no guarantees can be made, the managers will continue to seek relative value opportunities among companies with strong competitive positions and the necessary strategic vision to excel going forward, as they believe that the renewed emphasis on old-fashioned fundamental analysis should persist.

MFS EMERGING GROWTH PORTFOLIO

The MFS Emerging Growth Portfolio seeks to provide long-term growth of capital. For the year ended December 31, 2000, the Portfolio returned a negative 20.13%. In comparison, the Russell 2000 Index(15) and the S&P 500 posted negative total returns of 3.02% and 9.10%, respectively, for the same period. Past performance is not indicative of future results.

When choosing investments for the Portfolio, the managers look to invest in what they believe to be long-term winners by emphasizing companies that have breakthrough technologies and that are in markets with high barriers to entry. They also look for companies that have strong intellectual property positions, talented management teams, and accelerating fundamentals. And because they favor companies that are rapidly gaining market share in high-growth markets, they have to look not only at individual companies, but also industry fundamentals.

With those criteria in mind, during the period some of the managers' best ideas have come out of the genomics and emerging pharmaceutical industries. In their opinion, breakthroughs in genomics data and tools could potentially enable the development of more drugs. As a result, the managers believe the pharmaceutical industry may dramatically expand. Another area of the market the managers have been excited about during the period was the generic drug industry, which they think is poised to capture market share from traditional branded pharmaceutical companies.

Despite recent volatility and the managers' belief that many technology companies continue to offer very attractive growth characteristics, technology remains a core sector for the Portfolio. That said, several things have changed from the environment investors saw throughout 1999 and into early 2000. The managers now believe the global economy is slowing, technology growth is decelerating, particularly in the semiconductor and personal computer (PC) sectors, and the bond markets have become less hospitable toward many new technology and telecommunications companies. That is why the Portfolio's weighting in technology companies has been reduced and why the managers have emphasized different types of companies than they did for most of 2000. The managers are not willing to pay for growth at any price. Rather, the managers focused on finding growth at a reasonable price. Given the slowdown in the economy and its effect on PC sales and technology capital spending, their emphasis has been on software and Internet infrastructure companies.

Going forward, the mangers plan to rebuild technology positions when revenues and earnings begin to reaccelerate or when they feel valuations are more reasonable. In a somewhat related development, the managers also reduced the Portfolio's holdings in telecommunications, which used to be a big sector for the Portfolio.

As for other industry leaders, the managers have increased the Portfolio's holdings in independent electric power utilities that have enjoyed solid growth from their deregulated businesses. The managers have also found some attractive companies in the financial services sector, which they believe could benefit from the expected decline in interest rates in 2001 and ongoing merger and acquisition activity.

FEDERATED HIGH YIELD PORTFOLIO

The Federated High Yield Portfolio seeks high current income by investing primarily in lower-quality fixed-income securities.

---------------

15 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
                                        5
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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

For the year ended December 31, 2000 the Portfolio returned a negative 8.15%. In comparison the Lehman Brothers High Yield Bond Index(16) and the Lehman Brothers Aggregate Bond Index(17) returned a negative 5.86% and a positive 11.63%, respectively, for the same period. The high-yield bond market underperformed the high-quality bond market during the period. (Past performance is not indicative of future results.)

According to the managers, four primary reasons accounted for the high-yield bond market's underperformance during the period were:

- Credit risk remained high, as the default rate for high yield bonds in 2000 reached its highest level since 1992 and rating agency downgrades were running well above upgrades;

- The U.S. economy appeared to be slowing which raised the possibility that the U.S. economy could slip into a recession causing earnings weakness to continue and driving default rates even higher;

- Telecommunications, the high-yield bond market's largest industry sector, underperformed in sympathy with the substantial decline in the Nasdaq Composite Index and execution problems at a number of companies; and

- High-yield bond mutual funds experienced substantial redemptions during the year placing considerable selling pressure on the market.

As previously stated, the Portfolio underperformed the Lehman Brothers High Yield Bond Index during the period. The Portfolio's underweight position in BB-rated securities was the main reason for its underperformance. BB-rated securities outperformed B-rated securities by 1325 basis points as credit quality concerns increased during the period.

The Portfolio also suffered from its underweight position in the energy sector, which outperformed during the period given high oil and gas prices, and its lack of exposure in the gaming sector, which outperformed given its stable credit characteristics. The Portfolio's overweight position in deferred interest securities negatively impacted its performance as these longer duration(18) securities underperformed in a weak overall market.

Going forward, the managers are planning on maintaining or adding to positions that have strong defensive characteristics such as Caithness Coso Funding Corp., a California geo-thermal project. They plan on continuing to add to the Sprint Corp. affiliated wireless companies Airgate PCS Inc. and Alamosa PCS Holdings Inc., based on their strong expected operating performance. They also will look for companies trading at large discounts to par that are currently experiencing year over year declines in operating performance but have the ability to weather weak operating performance related to a weak overall economy in 2001. The managers are liquidating positions in Dade International, Northpoint Comm Holdings Inc. and HDA where they see little upside from distressed levels.

FEDERATED STOCK PORTFOLIO

The Federated Stock Portfolio ("Portfolio") seeks to provide growth of income and capital by investing principally and diversified portfolio of common stock of high-quality companies. These companies generally are believed to be leaders in their industries and have sound management teams and the ability to finance future growth.

---------------

16 The Lehman Brothers High Yield Bond Index is composed of fixed rate noninvestment grade debt with at least one year remaining to maturity that are dollar-dominated, nonconvertible and have an outstanding par value of at least $100 million. Please note that an investor cannot invest directly in an index.

17 The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The Index is comprised of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds. Please note that an investor cannot invest directly in an index.

18 Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

For the year ended December 31, 2000, the Portfolio returned 3.77%. In comparison, the S&P 500 and the Lipper Inc ("Lipper")(19) multi-cap value peer group returned a negative 9.10% and 1.15%, respectively for the same period. (Past performance is not indicative of future results.)

The period started with a continuation of the speculative boom in technology and Internet-related stocks and finished with a more favorable environment for value investors. From the October 18, 1999 bottom in technology stocks through the March 10, 2000 peak, the Nasdaq Composite Index rose over 88%, the S&P 500, which at the time had over one-quarter of its market capitalization in technology stocks, rose nearly 12% and the Portfolio was roughly unchanged in value.

From March 10, 2000 through the end of the period, the picture changed dramatically: the Nasdaq Composite Index declined 51%, the S&P 500 fell over 4%, and the Portfolio rose over 14%. This dramatic shift in sentiment towards such a large sector of the overall market in such a short period of time is historically unprecedented.

As enthusiasm for the unlimited potential of the "New Economy" percolated to a fevered crescendo, the reality of normal business cycles and the historic difficulty of sustaining long-term, defendable, profitable business franchises within technology took over. As the year progressed, expectations about U.S. economic growth changed dramatically as well. Rising energy costs and the six interest rate tightenings of Fed monetary policy which took place between the middle of 1999 and May of 2000 served to reduce earnings expectations for both "New Economy" and "Old Economy" companies. Given the extended valuations of many "New Economy" companies and the relatively reasonable levels of valuation for many "Old Economy" companies, these reduced expectations hit the highflying companies much harder than their "Old Economy" counterparts.

Looking ahead, the managers believe that the market's rotation back towards value investing may have staying power. Recent market activity has been described by "the four Rs": a "return to reasonableness" and "recognition of risk." In the managers' view, the market may be more balanced going forward as most investors have been reacquainted with the notion that valuations do matter. And while no guarantees can be made, over time, the managers believe their valuation models and security selection process can add value. Their focus is to identify leading companies that are temporarily out of favor and appear inexpensive relative to their history and the market as well as to their expected growth. They plan on continuing to add these undervalued securities to the Portfolio and eliminate those that they believe appear to be overvalued. (Of course, there are no guarantees that this will occur.)

DISCIPLINED MID CAP STOCK PORTFOLIO

The Disciplined Mid Cap Stock Portfolio ("Portfolio") seeks growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks.

For the year ended December 31, 2000 the Portfolio returned 16.61%. In comparison, the Standard & Poors Mid Cap 400 Index ("S&P Mid Cap")(20) returned 17.50% for the same period. Past performance is not indicative of future results.

The Portfolio is managed to provide diversified exposure to the mid- and small-capitalization sectors of the market. Stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and offer attractive relative values. In order to achieve consistent relative performance, the Portfolio is managed to mirror the overall risk, sector weightings and growth/value style characteristics of the S&P Mid Cap.

The disciplined approach to stock selection by screening a universe of more than 800 mid-cap securities for companies that offer improving earnings fundamentals at discounted stock valuations should, in the view of the managers, continue to benefit the performance of the Portfolio. (Of course, past performance is not indicative of future results.)

---------------

19 Lipper is a major fund tracking organization.

20 S&P Mid Cap is an unmanaged index comprised of mid- and small-cap stocks.
   Please note that an investor cannot invest directly in an index.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

To accomplish this goal, the managers follow an investment approach that focuses on companies with significant advantages and excellent competitive positions in the marketplace. In their view, many of these companies are leaders in their respective fields and are poised to take advantage of their leadership. They also look for consistent growth, products with leadership positions, strong management, positive cash flow and high return on equity as factors in determining whether to invest in a prospective company.

From 1995 through the beginning of 1999, large-capitalization stocks significantly outperformed small- and mid-capitalization stocks. However, beginning early in 1999, this began to change as earnings for mid-cap companies relative to large-cap companies reversed and started to accelerate. The managers anticipate that this trend may continue for the next few years as consensus earnings estimates suggest that mid-cap companies may continue to grow earnings at a faster pace than large-cap companies.

The period was extremely volatile with sector rotations moving stock valuations dramatically from month to month. The relative weakness in large-cap company earnings growth and their higher valuations created a difficult investment environment for the markets overall. One major theme that carried throughout the Portfolio's fiscal year was an increasing focus on earnings and revenue growth. This created a new interest in mid-cap stocks, which had lower valuations and exhibited more earnings stability than large cap issues.

Thank you for your investment in The Travelers Series Trust.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 23, 2001

THE INFORMATION PROVIDED IN THIS LETTER REPRESENTS THE OPINION OF THE MANAGERS AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIOS. PLEASE REFER TO PAGES 12 THROUGH 43 FOR A LIST AND PERCENTAGE BREAKDOWN OF EACH PORTFOLIO'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE PORTFOLIOS' HOLDINGS IS AS OF DECEMBER 31, 2000 AND IS SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- TRAVELERS QUALITY BOND PORTFOLIO AS OF 12/31/00 (UNAUDITED)


  AVERAGE ANNUAL TOTAL RETURNS
  --------------------------------------------
  Year Ended 12/31/00                     6.97%
  8/30/96* through 12/31/00               6.27%
            CUMULATIVE TOTAL RETURN
            -----------------------
  8/30/96* through 12/31/00              30.15%
  * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through December 31, 2000. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.
[Travelers Quality Performance Graph]

                                                                                                         LEHMAN BROTHERS
                                                              TRAVELERS QUALITY BOND PORTFOLIO   GOVERNMENT/CORPORATE BOND INDEX
                                                              --------------------------------   -------------------------------
8/30/96                                                                    10000                              10000
12/96                                                                      10356                              10489
12/97                                                                      11095                              11512
12/98                                                                      12036                              12603
12/99                                                                      12168                              12332
12/31/00                                                                   13015                              13793

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- LAZARD INTERNATIONAL STOCK PORTFOLIO AS OF 12/31/00 (UNAUDITED)


  AVERAGE ANNUAL TOTAL RETURNS
  --------------------------------------------
  Year Ended 12/31/00                   (11.50)%
  8/1/96* through 12/31/00                8.25%
            CUMULATIVE TOTAL RETURN
            -----------------------
  8/1/96* through 12/31/00               41.92%
  * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 1, 1996, assuming reinvestment of dividends, through December 31, 2000. The Morgan Stanley Capital International ("MSCI") EAFE GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East, weighted based on each country's gross domestic product. [Lazard Int. Performance Graph]

                                                                 LAZARD INTERNATIONAL STOCK
                                                                         PORTFOLIO                 MSCI EAFE-GDP WEIGHTED INDEX
                                                                 --------------------------        ----------------------------
8/1/96                                                                     10000                              10000
12/96                                                                      10780                              10515
12/97                                                                      11696                              11122
12/98                                                                      13168                              14092
12/99                                                                      16036                              18460
12/31/00                                                                   14192                              15593

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS EMERGING GROWTH PORTFOLIO AS OF 12/31/00 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Year Ended 12/31/00                   (20.13)%
  8/30/96* through 12/31/00              22.78%
            CUMULATIVE TOTAL RETURN
            -----------------------
  8/30/96* through 12/31/00             143.53%
  * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through December 31, 2000. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. [MFS Emerging Growth Portfolio Performance Graph]

                                                   MFS EMERGING GROWTH        STANDARD & POOR'S 500
                                                        PORTFOLIO                     INDEX                RUSSELL 2000 INDEX
                                                   -------------------        ---------------------        ------------------
8/30/96                                                   10000                       10000                       10000
12/96                                                     10600                       11441                       10931
12/97                                                     12843                       15258                       13376
12/98                                                     17250                       19642                       13036
12/99                                                     30491                       23773                       15806
12/00                                                     24353                       21609                       15329

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED HIGH YIELD PORTFOLIO AS OF 12/31/00 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Year Ended 12/31/00                     (8.15)%
  8/30/96* through 12/31/00                4.87%
             CUMULATIVE TOTAL RETURN
             -----------------------
  8/30/96* through 12/31/00               22.89%
  * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through December 31, 2000. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/ Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Lehman Brothers High Yield Bond Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million.
[Federated High Yield Portfolio Performance Graph]

                                                  FEDERATED HIGH YIELD        LEHMAN BROTHERS HIGH           LEHMAN BROTHERS
                                                        PORTFOLIO               YIELD BOND INDEX          AGGREGATE BOND INDEX
                                                  --------------------        --------------------        --------------------
8/30/96                                                   10000                       10000                       10000
12/96                                                     10761                       10599                       10480
12/97                                                     12394                       11952                       11491
12/98                                                     12978                       12161                       12490
12/99                                                     13380                       12452                       12388
12/00                                                     12289                       11723                       13829

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FEDERATED STOCK PORTFOLIO AS OF 12/31/00 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Year Ended 12/31/00                      3.77%
  8/30/96* through 12/31/00               16.44%
             CUMULATIVE TOTAL RETURN
             -----------------------
  8/30/96* through 12/31/00               93.49%
  * Commencement of operations

This chart assumes an initial investment of $10,000 made on August 30, 1996, assuming reinvestment of dividends, through December 31, 2000. Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York
Stock Exchange, American Stock Exchange and over-the-counter market.
[Federated Stock Performance Graph]

                                                                 FEDERATED STOCK PORTFOLIO         STANDARD & POOR'S 500 INDEX
                                                                 -------------------------         ---------------------------
8/30/96                                                                    10000                              10000
12/96                                                                      11261                              11441
12/97                                                                      15021                              15258
12/98                                                                      17700                              19642
12/99                                                                      18646                              23773
12/31/00                                                                   19349                              21609

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DISCIPLINED MID CAP STOCK PORTFOLIO AS OF 12/31/00 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
  Year Ended 12/31/00                    16.61%
  4/1/97* through 12/31/00               21.54%
            CUMULATIVE TOTAL RETURN
            -----------------------
  4/1/97* through 12/31/00              107.86%
  * Commencement of operations

This chart assumes an initial investment of $10,000 made on April 1, 1997, assuming reinvestment of dividends, through December 31, 2000. The Standard & Poor's MidCap 400 Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.
[Disciplined MidCap Stock Performance Graph]

                                                                                                  STANDARD & POOR'S MID CAP 400
                                                            DISCIPLINED MIDCAP STOCK PORTFOLIO                INDEX
                                                            ----------------------------------    -----------------------------
4/1/97                                                                     10000                              10489
12/97                                                                      13438                              11512
12/98                                                                      15710                              12603
12/99                                                                      17826                              14459
12/31/00                                                                   20786                              16989

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2000

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT       RATING(a)                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 17.7%
                            U.S. Treasury Notes:
$ 2,950,000     AAA         6.750% due 5/15/05..........................................    $ 3,140,894
  1,077,050     AAA         3.625% due 1/15/08..........................................      1,069,640
  1,000,000     AAA         5.750% due 8/15/10..........................................      1,048,360
 11,000,000     AAA         U.S. Treasury Strip (Principal), due 5/15/08................      7,535,990
-------------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost --
                              $12,247,381)..............................................     12,794,884
-------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 62.6%
-------------------------------------------------------------------------------------------------------
ELECTRIC -- 7.0%
                            CMS Energy Corp., Sr. Notes:
  2,000,000     BB          6.750% due 1/15/04..........................................      1,890,000
    650,000     BB          7.625% due 11/15/04.........................................        623,188
  2,572,000     BBB         UtiliCorp United Inc., Sr. Notes, 6.875% due 10/1/04........      2,536,635
-------------------------------------------------------------------------------------------------------
                                                                                              5,049,823
-------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 20.7%
  2,600,000     A+          CIT Group Inc., Medium Term Notes, 5.910% due 11/23/05......      2,470,000
  2,500,000     BBB         Comdisco, Inc., Medium Term Notes, 7.250% due 9/20/01.......      2,321,875
  2,800,000     BBB         Nisource Finance Corp., Company Guaranteed, 7.625% due
                              11/15/05..................................................      2,912,000
  1,600,000     BBB         Orix Credit Alliance, Notes, 6.780% due 5/15/01.............      1,602,000
  2,600,000     BBB         Osprey Trust, Secured Notes, 8.310% due 1/15/03+............      2,655,250
  3,000,000     A+          Verizon Global Funding Corp., Notes, 7.250% due 12/1/10+....      3,052,500
-------------------------------------------------------------------------------------------------------
                                                                                             15,013,625
-------------------------------------------------------------------------------------------------------
FOOD -- 4.0%
  2,900,000     A           Nabisco Inc., Notes, 6.700% due 6/15/02.....................      2,871,000
-------------------------------------------------------------------------------------------------------
HEALTHCARE -- 2.2%
  1,400,000     Ba2*        Columbia HCA Healthcare, Medium Term Notes, 6.630% due
                              7/15/45...................................................      1,386,000
    250,000     BBB-        Nationwide Health Properties, Inc., Medium Term Notes,
                              6.900% due 10/1/37........................................        229,375
-------------------------------------------------------------------------------------------------------
                                                                                              1,615,375
-------------------------------------------------------------------------------------------------------
HOTELS -- 3.4%
  2,400,000     BBB-        Park Place Entertainment, Sr. Notes, 7.950% due 8/1/03......      2,433,000
-------------------------------------------------------------------------------------------------------
PAPER AND RELATED PRODUCTS -- 2.9%
  2,000,000     NR          International Paper Co., Notes, 8.125% due 7/8/05...........      2,077,500
-------------------------------------------------------------------------------------------------------
RAILROADS -- 5.5%
  2,600,000     BBB         CSX Corp., Debentures, 9.000% due 8/15/06...................      2,847,000
  1,100,000     BBB         Norfolk Southern Corp., Notes, 6.875% due 5/1/01............      1,100,000
-------------------------------------------------------------------------------------------------------
                                                                                              3,947,000
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                        TRAVELERS QUALITY BOND PORTFOLIO

   FACE
  AMOUNT       RATING(a)                              SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
RETAIL -- 3.1%
$   500,000     A           Dayton Hudson Corp., Notes, 6.800% due 10/1/01..............    $   500,625
                            Saks Inc., Company Guaranteed:
  1,200,000     BB+         7.000% due 7/15/04..........................................        870,000
  1,700,000     BB+         7.375% due 2/15/19..........................................        841,500
-------------------------------------------------------------------------------------------------------
                                                                                              2,212,125
-------------------------------------------------------------------------------------------------------
SPECIAL PURPOSE ENTITY -- 3.9%
  2,800,000     BBB         PP&L Capital Funding, Medium Term Notes, 7.750% due
                              4/15/05...................................................      2,831,500
-------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.7%
  2,700,000     BBB         Cox Communications Inc., Notes, 7.750% due 11/1/10..........      2,692,380
-------------------------------------------------------------------------------------------------------
TELEPHONE -- 3.5%
  2,600,000     A-          Koninklijke KPN NV, Sr. Unsubordinated, 7.500% due
                              10/1/05...................................................      2,535,000
-------------------------------------------------------------------------------------------------------
YANKEE BOND -- 2.7%
  2,050,000     A-          Telecom New Zealand, Sub. Notes, 6.250% due 2/10/03+........      2,015,010
-------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS AND NOTES (Cost -- $45,498,297).......     45,293,338
-------------------------------------------------------------------------------------------------------
                            SUB-TOTAL INVESTMENTS (Cost -- $57,745,678).................     58,088,222
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 19.7%
 10,000,000                 Chase Securities Inc., 5.700% due 1/2/01; Proceeds at
                              maturity -- $10,006,333; (Fully collateralized by U.S.
                              Treasury Notes, 8.125% due 8/15/21;
                              Market value -- $10,204,100)..............................     10,000,000
  4,281,000                 Morgan Stanley Dean Witter & Co., 5.900% due 1/2/01;
                              Proceeds at maturity -- $4,283,806; (Fully collateralized
                              by U.S. Treasury Notes, 5.250% due 8/15/03;
                              Market value -- $4,363,920)...............................      4,281,000
-------------------------------------------------------------------------------------------------------
                            TOTAL REPURCHASE AGREEMENTS (Cost -- $14,281,000)...........     14,281,000
-------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 100% (Cost -- $72,026,678**)...........    $72,369,222
-------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 44 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
STOCK -- 94.3%
------------------------------------------------------------------------------------------
AUSTRALIA -- 1.3%
   172,106    BHP Ltd. ...................................................    $  1,812,941
------------------------------------------------------------------------------------------
DENMARK -- 0.8%
    27,700    Tele Danmark A/S............................................       1,128,920
------------------------------------------------------------------------------------------
FINLAND -- 1.0%
         1    Metso Oyj...................................................              11
    44,100    UPM-Kymmene Oyj.............................................       1,513,365
------------------------------------------------------------------------------------------
                                                                                 1,513,376
------------------------------------------------------------------------------------------
FRANCE -- 13.1%
    20,900    Alcatel SA..................................................       1,187,188
    37,280    Aventis S.A. ...............................................       3,272,693
    15,800    Axa*........................................................       2,284,523
    21,800    BNP Paribas.................................................       1,913,753
    10,080    Compagnie de Saint-Gobain...................................       1,583,340
    30,700    Lagardere S.C.A. ...........................................       1,781,331
    11,230    Suez Lyonnaise des Eaux S.A. ...............................       2,050,771
    22,751    Total Fina Elf..............................................       3,383,557
    23,954    Vivendi Universal S.A.*.....................................       1,576,572
------------------------------------------------------------------------------------------
                                                                                19,033,728
------------------------------------------------------------------------------------------
GERMANY -- 6.8%
     9,244    Allianz AG..................................................       3,489,023
    51,900    Bayerische Hypo-und Vereinsbank AG..........................       2,913,978
    41,400    EOn AG......................................................       2,518,797
    64,750    Thyssen Krupp AG*...........................................       1,015,252
------------------------------------------------------------------------------------------
                                                                                 9,937,050
------------------------------------------------------------------------------------------
ITALY -- 3.2%
    64,369    Alleanza Assicurazioni......................................       1,025,596
   289,900    ENI S.p.A. .................................................       1,855,493
   107,500    San Paolo-IMI S.p.A. .......................................       1,742,984
------------------------------------------------------------------------------------------
                                                                                 4,624,073
------------------------------------------------------------------------------------------
JAPAN -- 18.2%
     8,500    Acom Co., Ltd. .............................................         627,452
    43,000    Cannon, Inc. ...............................................       1,506,130
   121,000    Fujitsu Ltd. ...............................................       1,784,273
   189,000    Hitachi, Ltd. ..............................................       1,684,781
    70,000    Kao Corp. ..................................................       2,035,026
       326    Mizuho Holdings, Inc.*......................................       2,021,086
   155,000    Nikko Securities Co., Ltd. .................................       1,201,182
       197    Nippon Telegraph and Telephone Corp. .......................       1,419,711
   487,000    Nissan Motor Co., Ltd.*+....................................       2,806,007
        66    NTT DoCoMo, Inc. ...........................................       1,138,529
    15,600    ORIX CORP. .................................................       1,565,464
   333,000    The Sakura Bank, Ltd. ......................................       2,011,996
    54,000    Sankyo Co., Ltd. ...........................................       1,295,622

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
JAPAN -- 18.2% (CONTINUED)
    32,300    Sony Corp. .................................................    $  2,234,413
   203,000    The Sumitomo Trust & Banking Co., Ltd. .....................       1,381,182
    18,700    TDK CORP. ..................................................       1,820,876
------------------------------------------------------------------------------------------
                                                                                26,533,730
------------------------------------------------------------------------------------------
NETHERLANDS -- 9.4%
    67,700    Akzo Nobel N.V. ............................................       3,635,821
   106,000    Getronics N.V. .............................................         623,014
    36,500    Heineken N.V. ..............................................       2,208,684
    50,900    ING Groep N.V. .............................................       4,065,960
    37,072    Koninklijke Philips Electronics N.V. .......................       1,358,160
    65,000    Wolter Kluwer N.V. .........................................       1,772,261
------------------------------------------------------------------------------------------
                                                                                13,663,900
------------------------------------------------------------------------------------------
PORTUGAL -- 1.3%
   211,800    Portugal Telecom S.A.*......................................       1,936,880
------------------------------------------------------------------------------------------
SINGAPORE -- 3.5%
   295,700    Oversea-Chinese Banking Corp. Ltd. .........................       2,199,844
   379,624    United Overseas Bank Ltd. ..................................       2,846,086
------------------------------------------------------------------------------------------
                                                                                 5,045,930
------------------------------------------------------------------------------------------
SPAIN -- 2.8%
   136,800    Empresa Nacional de Electricidad S.A. ......................       2,331,205
   102,089    Telefonica S.A.*+...........................................       1,686,978
------------------------------------------------------------------------------------------
                                                                                 4,018,183
------------------------------------------------------------------------------------------
SWEDEN -- 4.3%
   137,000    Electrolux AB, Class B Shares...............................       1,778,655
   182,400    Investor AB, Class B Shares.................................       2,725,706
   104,200    Svenska Handelsbanken AB, Class A Shares....................       1,783,509
------------------------------------------------------------------------------------------
                                                                                 6,287,870
------------------------------------------------------------------------------------------
SWITZERLAND -- 4.2%
    13,345    ABB Ltd. ...................................................       1,422,616
       197    Roche Holding AG............................................       2,007,078
       753    Syngenta AG +...............................................          40,426
     4,400    Zurich Financial Services AG................................       2,652,762
------------------------------------------------------------------------------------------
                                                                                 6,122,882
------------------------------------------------------------------------------------------
UNITED KINGDOM -- 24.4%
    30,327    AstraZeneca Group PLC.......................................       1,525,342
   286,200    BAE SYSTEMS PLC.............................................       1,633,157
   437,600    BP Amoco PLC................................................       3,510,318
   241,300    British Telecommunications PLC..............................       2,054,599
   314,096    Cadbury Schweppes PLC.......................................       2,173,565
   217,574    Diageo PLC..................................................       2,429,478
    89,400    GKN PLC.....................................................         948,848
   115,393    GlaxoSmithKline PLC.........................................       3,254,440

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                      LAZARD INTERNATIONAL STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
UNITED KINGDOM -- 24.4% (CONTINUED)
   250,700    Great Universal Stores PLC..................................    $  1,973,603
   154,200    Halifax Group PLC...........................................       1,523,734
   167,619    HSBC Holdings PLC...........................................       2,453,828
   975,500    Invensys PLC................................................       2,280,533
   176,700    National Grid Group PLC*....................................       1,592,973
    87,400    Prudential PLC..............................................       1,403,507
   155,500    Reed International PLC......................................       1,622,526
   657,000    Tesco PLC...................................................       2,681,763
   673,800    Vodafone AirTouch PLC.......................................       2,471,026
------------------------------------------------------------------------------------------
                                                                                35,533,240
------------------------------------------------------------------------------------------
              TOTAL STOCK (Cost -- $139,137,853)..........................     137,192,703
------------------------------------------------------------------------------------------
 FACE
AMOUNT                                  SECURITY                                 VALUE
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.7%
$8,300,000    CIBC Wood Gundy Securities Inc., 5.750% due 1/2/01; Proceeds
              at maturity -- $8,305,303;
                (Fully collateralized by U.S. Treasury Notes, 5.750% due
                4/30/03; Market value -- $8,466,828) (Cost -- $8,300,000).       8,300,000
------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $147,437,853**)..........    $145,492,703
------------------------------------------------------------------------------------------

 * All or a portion of this security is on loan (See Note 9).
 + Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 87.3%
----------------------------------------------------------------------------------------
AEROSPACE -- 2.7%
     23,400   Boeing Co. .................................................  $  1,544,400
      5,200   Embraer -- Empresa Brasileira de Aeronautica S.A. Sponsored
              ADR.........................................................       206,700
     33,700   General Dynamics Corp. .....................................     2,628,600
      6,700   Grupo Aeroportuario del Sureste S.A. de C.V. ADR*...........       111,388
     91,200   United Technologies Corp. ..................................     7,170,600
----------------------------------------------------------------------------------------
                                                                              11,661,688
----------------------------------------------------------------------------------------
BANKS -- 4.6%
      5,400   BB&T Corp. .................................................       201,488
     35,900   Comerica Inc. ..............................................     2,131,563
     16,000   Fifth Third Bancorp.........................................       956,000
        300   First Tennessee National Corp. .............................         8,681
     62,300   Mellon Financial Corp. .....................................     3,064,381
      8,100   National City Corp. ........................................       232,875
     28,200   Northern Trust Corp. .......................................     2,300,063
     49,800   PNC Financial Services Group................................     3,638,513
      6,400   State Street Corp. .........................................       794,944
     16,700   Synovus Financial Corp. ....................................       449,856
     75,400   Washington Mutual, Inc. ....................................     4,000,913
     35,200   Wells Fargo & Co. ..........................................     1,960,200
----------------------------------------------------------------------------------------
                                                                              19,739,477
----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.3%
      3,000   Albany Molecular Research, Inc.*............................       184,875
      2,500   Biotech Holders Trust.......................................       425,781
        650   Ciphergen Biosystems, Inc.*.................................         8,613
     57,900   Genentech, Inc.*............................................     4,718,850
      5,500   Human Genome Sciences, Inc.*................................       381,219
----------------------------------------------------------------------------------------
                                                                               5,719,338
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.3%
     27,500   Automatic Data Processing, Inc. ............................     1,741,094
      4,600   FedEx Corp.*................................................       183,816
     21,000   Kimberly-Clark Corp. .......................................     1,484,490
     19,900   Minnesota Mining & Manufacturing Co. .......................     2,397,950
----------------------------------------------------------------------------------------
                                                                               5,807,350
----------------------------------------------------------------------------------------
COMPUTERS -- 1.4%
     91,300   EMC Corp.*..................................................     6,071,450
        450   Insight Enterprises, Inc.*..................................         8,072
----------------------------------------------------------------------------------------
                                                                               6,079,522
----------------------------------------------------------------------------------------
COSMETICS AND TOILETRIES -- 0.2%
     11,700   Gillette Co. ...............................................       422,663
      2,800   The Procter & Gamble Co.....................................       219,625
----------------------------------------------------------------------------------------
                                                                                 642,288
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.0%
        700   United Stationers Inc.*.....................................  $     16,800
----------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 4.4%
     13,500   Caterpillar Inc. ...........................................       638,719
      6,700   Danaher Corp. ..............................................       458,113
     18,100   Deere & Co. ................................................       829,206
      6,900   General Electric, Co. ......................................       330,769
    300,762   Tyco International Ltd. ....................................    16,692,291
----------------------------------------------------------------------------------------
                                                                              18,949,098
----------------------------------------------------------------------------------------
ELECTRIC -- 5.9%
    100,500   AES Corp.*..................................................     5,565,188
     22,200   American Electric Power Co., Inc. ..........................     1,032,300
    211,200   Calpine Corp.*..............................................     9,517,200
     18,300   Constellation Energy Group..................................       824,644
      6,100   Dominion Resources, Inc. ...................................       408,700
      6,400   DTE Energy Co. .............................................       249,200
     39,700   Duke Energy Corp. ..........................................     3,384,425
      8,500   FPL Group, Inc. ............................................       609,875
      6,700   NiSource Inc. ..............................................       206,025
     21,800   Public Service Enterprise Group Inc. .......................     1,060,025
     10,600   Orion Power Holdings, Inc.*.................................       261,025
     42,300   Reliant Energy, Inc. .......................................     1,832,119
     16,500   The Southern Co. ...........................................       548,625
----------------------------------------------------------------------------------------
                                                                              25,499,351
----------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - SEMICONDUCTORS -- 2.1%
     38,100   ARM Holdings PLC Sponsored ADR*.............................       859,631
     52,200   Exelon Corp. ...............................................     3,664,962
     20,900   Micron Technology, Inc.*....................................       741,950
      2,700   Qlogic Corp.*...............................................       207,900
      6,100   Sawtek Inc.*................................................       281,744
     72,200   Texas Instruments Inc. .....................................     3,420,475
----------------------------------------------------------------------------------------
                                                                               9,176,662
----------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.0%
        716   International Speedway Corp., Class A Shares................        27,208
----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 5.1%
      5,100   Bear Stearns Cos., Inc. ....................................       258,506
      7,000   Capital One Financial Corp. ................................       460,688
     85,100   Fannie Mae..................................................     7,382,425
     79,100   Freddie Mac.................................................     5,448,013
      2,500   Goldman Sachs Group, Inc. ..................................       267,344
     24,500   Household International, Inc. ..............................     1,347,500
      8,800   Lehman Brothers Holdings Inc. ..............................       595,100
     46,400   Merrill Lynch & Co. Inc. ...................................     3,163,900
      5,300   Morgan Stanley Dean Witter & Co. ...........................       420,025

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 5.1% (CONTINUED)
     39,200   USA Education Inc. .........................................  $  2,665,600
        600   Waddell & Reed Financial, Inc., Class A Shares..............        22,575
----------------------------------------------------------------------------------------
                                                                              22,031,676
----------------------------------------------------------------------------------------
FOOD AND BEVERAGES -- 6.6%
      9,900   Adolph Coors, Class B Shares................................       795,094
     53,500   Anheuser-Busch Cos., Inc. ..................................     2,434,250
      8,400   Archer-Daniels-Midland Co. .................................       126,000
     23,400   Coca-Cola Enterprises Inc. .................................       444,600
     35,000   Conagra Foods, Inc. ........................................       910,000
     29,900   General Mills, Inc. ........................................     1,332,419
     31,700   Hershey Foods Corp. ........................................     2,040,688
      9,800   H.J. Heinz Co. .............................................       464,888
      5,500   Pepsi Bottling Group, Inc. .................................       219,656
     20,600   Pepsico, Inc. ..............................................     1,020,988
     88,700   Safeway Inc.*...............................................     5,543,750
     43,900   Sara Lee Corp. .............................................     1,078,294
     84,500   SYSCO Corp. ................................................     2,535,000
     73,300   The Kroger Co. .............................................     1,983,681
     20,700   The Quaker Oats Co. ........................................     2,015,663
     67,900   Unilever NV.................................................     4,273,456
     10,900   WM. Wrigley Jr. Co. ........................................     1,044,356
----------------------------------------------------------------------------------------
                                                                              28,262,783
----------------------------------------------------------------------------------------
HEALTHCARE -- 3.7%
      4,500   Cerner Corp.*...............................................       208,125
     16,700   Community Health Systems Inc.*..............................       584,500
    101,600   HCA -- The Healthcare Co. ..................................     4,471,416
      7,830   Illumina, Inc.*.............................................       125,769
     51,700   Immunex Corp.*..............................................     2,100,313
     35,100   McKesson HBOC, Inc. ........................................     1,259,739
     18,600   Medtronic, Inc. ............................................     1,122,975
     22,600   Quest Diagnostics Inc.*.....................................     3,209,200
     40,500   Tenet Healthcare Corp. .....................................     1,799,719
      8,900   Wellpoint Health Networks Inc.*.............................     1,025,725
----------------------------------------------------------------------------------------
                                                                              15,907,481
----------------------------------------------------------------------------------------
INSURANCE -- 7.6%
     34,400   ACE Ltd. ...................................................     1,459,850
     69,200   AFLAC Inc. .................................................     4,995,375
     25,900   Allstate Corp. .............................................     1,128,269
     92,700   American International Group, Inc. .........................     9,136,744
      9,500   Arthur J. Gallagher & Co. ..................................       604,438
     25,100   Chubb Corp. ................................................     2,171,150
     13,100   CIGNA Corp. ................................................     1,733,130
     10,700   John Hancock Financial Services, Inc. ......................       402,588
     21,900   Johnson & Johnson...........................................     2,300,869
     47,300   St. Paul Cos., Inc. ........................................     2,568,981

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
INSURANCE -- 7.6% (CONTINUED)
      8,700   The Hartford Financial Services Group, Inc. ................  $    614,438
     50,700   UnumProvident Corp. ........................................     1,362,563
     47,400   XL Capital Ltd., Class A Shares.............................     4,141,575
----------------------------------------------------------------------------------------
                                                                              32,619,970
----------------------------------------------------------------------------------------
INTERNET -- 1.7%
     55,600   Check Point Software Technologies Ltd.*.....................     7,426,075
        450   Pegasus Solutions Inc.*.....................................         3,122
----------------------------------------------------------------------------------------
                                                                               7,429,197
----------------------------------------------------------------------------------------
MEDIA -- 0.2%
     10,100   Clear Channel Communications, Inc.*.........................       489,219
      4,600   Viacom Inc., Class B Shares*................................       215,050
----------------------------------------------------------------------------------------
                                                                                 704,269
----------------------------------------------------------------------------------------
METALS -- 0.1%
      4,400   Phelps Dodge Corp. .........................................       245,575
----------------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 3.7%
    374,708   Cisco Systems, Inc.*........................................    14,332,581
     10,200   Computer Network Technology Corp.*..........................       293,888
      2,800   Emulex Corp.*...............................................       223,825
     24,900   Extreme Networks, Inc.*.....................................       974,213
----------------------------------------------------------------------------------------
                                                                              15,824,507
----------------------------------------------------------------------------------------
OIL AND GAS PRODUCTION -- 1.6%
     20,200   Burlington Resources Inc. ..................................     1,020,100
     28,000   Coastal Corp. ..............................................     2,472,750
     39,300   EOG Resources, Inc. ........................................     2,149,219
     17,400   Noble Drilling Corp.*.......................................       755,813
      6,000   Transocean Sedco Forex Inc. ................................       276,000
----------------------------------------------------------------------------------------
                                                                               6,673,882
----------------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 0.3%
     25,700   Baker Hughes Inc. ..........................................     1,068,156
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 13.1%
     47,900   Abbott Laboratories.........................................     2,320,156
     18,900   Abgenix, Inc.*..............................................     1,116,281
     26,800   Allergan, Inc. .............................................     2,594,575
    134,400   Alza Corp.*.................................................     5,712,000
     16,000   American Home Products Corp. ...............................     1,016,800
     55,900   Andrx Group*................................................     3,235,213
     11,200   Biovail Corp.*..............................................       435,008
     76,500   Bristol-Myers Squibb Co. ...................................     5,656,219
     59,900   Cardinal Health, Inc. ......................................     5,967,538
      9,300   Eli Lilly & Co. ............................................       865,481
      4,500   IDEC Pharmaceuticals Corp.*.................................       853,031
      5,200   Medarex, Inc.*..............................................       211,900
     19,900   Merck & Co., Inc. ..........................................     1,863,138

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 13.1% (CONTINUED)
      7,400   Millennium Pharmaceuticals, Inc.*...........................  $    457,875
      8,200   Mylan Laboratories, Inc. ...................................       206,538
    129,700   Pfizer Inc. ................................................     5,966,200
     12,800   Pharmacia Corp. ............................................       780,800
     57,900   Schering-Plough Corp. ......................................     3,285,825
     41,100   Sepracor Inc.*..............................................     3,293,138
    105,920   Serono SA ADR*..............................................     2,535,460
      4,230   Shire Pharmaceuticals PLC ADR*..............................       194,844
     72,900   Teva Pharmaceutical Industries Ltd. Sponsored ADR...........     5,339,925
     48,600   Watson Pharmaceutical, Inc.*................................     2,487,713
----------------------------------------------------------------------------------------
                                                                              56,395,658
----------------------------------------------------------------------------------------
PIPELINES -- 1.4%
     35,300   Dynegy Inc., Class A Shares.................................     1,979,006
     36,000   EL Paso Energy Corp. .......................................     2,578,500
     18,300   Enron Corp. ................................................     1,521,188
----------------------------------------------------------------------------------------
                                                                               6,078,694
----------------------------------------------------------------------------------------
RETAIL -- 2.2%
     11,300   Cintas Corp. ...............................................       601,019
     53,000   CVS Corp. ..................................................     3,176,688
     17,500   Nike Inc., Class B Shares...................................       976,718
     11,200   RadioShack Corp. ...........................................       479,500
     16,100   The Gap, Inc................................................       410,550
     21,300   The Home Depot, Inc. .......................................       973,144
     20,300   Wal-Mart Stores, Inc. ......................................     1,078,438
     37,800   Walgreen Co. ...............................................     1,580,513
----------------------------------------------------------------------------------------
                                                                               9,276,570
----------------------------------------------------------------------------------------
SAVINGS AND LOANS -- 1.0%
      7,200   Charter One Financial, Inc. ................................       207,900
     59,200   Golden West Financial Corp. ................................     3,996,000
----------------------------------------------------------------------------------------
                                                                               4,203,900
----------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS -- 2.5%
     13,100   Agilent Technologies, Inc.*.................................       717,225
     68,700   Applera Corp-Applied Biosystems Group.......................     6,462,094
     42,600   Waters Corp.*...............................................     3,557,100
----------------------------------------------------------------------------------------
                                                                              10,736,419
----------------------------------------------------------------------------------------
SOFTWARE -- 6.2%
        700   Allscripts Healthcare Solutions, Inc.*......................         6,541
     40,000   BEA Systems, Inc.*..........................................     2,692,499
      5,000   i2 Technologies, Inc.*......................................       271,875
     18,600   Microsoft Corp.*............................................       806,775
    653,300   Oracle Corp.*+++............................................    18,986,531
     42,400   Veritas Software Corp.*.....................................     3,710,000
----------------------------------------------------------------------------------------
                                                                              26,474,221
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                         MFS EMERGING GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 5.3%
      6,200   Alcatel SA Sponsored ADR....................................  $    346,813
     48,400   CIENA Corp.*................................................     3,938,550
     32,900   Comverse Technology, Inc.*..................................     3,573,763
     15,100   Corning Inc.................................................       797,469
    164,100   Nokia Oyj Sponsored ADR.....................................     7,138,350
     26,070   Nortel Networks Corp........................................       835,869
      7,500   Powerwave Technologies, Inc.*...............................       438,750
     62,800   QUALCOMM Inc.*..............................................     5,161,358
     18,100   RF Micro Devices, Inc.*.....................................       496,619
----------------------------------------------------------------------------------------
                                                                              22,727,541
----------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.0%
        800   Adelphia Business Solutions Inc.*...........................         3,400
----------------------------------------------------------------------------------------
TOBACCO -- 1.1%
    104,300   Philip Morris Cos., Inc.....................................     4,589,200
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $331,567,796)...................   374,571,881
----------------------------------------------------------------------------------------
FOREIGN STOCK -- 0.9%
----------------------------------------------------------------------------------------
NETHERLANDS -- 0.2%
     11,000   Ing Groep N.V. .............................................       878,695
----------------------------------------------------------------------------------------
SWITZERLAND -- 0.0%
        390   Leica Geosystems AG*........................................       120,333
----------------------------------------------------------------------------------------
UNITED KINGDOM -- 0.7%
     27,000   ARM Holdings PLC*...........................................       205,092
    246,400   Diageo PLC..................................................     2,751,356
----------------------------------------------------------------------------------------
                                                                               2,956,448
----------------------------------------------------------------------------------------
              TOTAL FOREIGN STOCK (Cost -- $3,950,539)....................     3,955,476
----------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $335,518,335)................   378,527,357
----------------------------------------------------------------------------------------
 FACE
AMOUNT                                  SECURITY                               VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.8%
$17,590,000   Freddie Mac Discount Notes, 5.700% due 1/2/01...............    17,581,645
              Federal Home Loan Bank Discount Notes:
  8,149,000   5.500% due 1/2/01...........................................     8,145,265
 25,000,000   6.220% due 1/24/01..........................................    24,892,014
----------------------------------------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS (Cost -- $50,618,924)..........    50,618,924
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $386,137,259**)..........  $429,146,281
----------------------------------------------------------------------------------------

 *  Non-income producing security.
 + All or a portion of this security is segregated as collateral for open forward foreign currency contracts.
 ++ All or a portion of this security is segregated as collateral for open purchases/sales commitments.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 93.4%
-----------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.4%
$  175,000   B-           Anteon Corp., Sr. Sub. Notes, 12.000% due 5/15/09+..........    $   154,656
-----------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 3.1%
   125,000   B-           Accuride Corp., Sr Sub. Notes, 9.250% due 2/1/08............         75,937
   200,000   B-           Aftermarket Technology Corp., Sr. Sub. Notes, 12.000% due
                            8/1/04....................................................        191,000
   350,000   B+           American Axle & Manufacturing Inc., Company Guaranteed
                            Notes, 9.750% due 3/1/09..................................        297,500
   200,000   B-           J.L. French Auto Casting, Sr. Sub. Notes, 11.500% due
                            6/1/09+...................................................        109,000
   475,000   BB+          Lear Corp., Sub. Notes, 8.110% due 5/15/09+.................        432,250
   200,000   B            Motor Coach Industrial International Inc., Company
                            Guaranteed Notes, 11.250% due 5/1/09......................         55,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,160,687
-----------------------------------------------------------------------------------------------------
BANKING -- 1.1%
   450,000   BB+          GS Escrow Corp., Sr. Sub. Notes, 7.125% due 8/1/05..........        423,000
-----------------------------------------------------------------------------------------------------
BROADCASTING - RADIO AND TV -- 3.2%
   100,000   B-           ACME Television., Company Guaranteed Notes, step bond to
                            yield 16.924% due 9/30/04.................................         87,000
    31,700   NR           AMFM Operating Inc., 12.625% due 10/31/06...................         35,266
   225,000   B3*          Big City Radio Inc., Company Guaranteed Notes, step bond to
                            yield 13.012% due 3/15/05.................................         79,875
   500,000   B            Fox/Liberty Networks LLC Inc., Sr. Discount Notes, step bond
                            to yield 9.750% due 8/15/07...............................        442,500
   275,000   CCC+         Orion Networks, Sr. Notes, 11.250% due 1/15/07..............        114,125
   425,000   B            Sinclair Broadcast Group, Sr. Sub. Notes, 8.750% due
                            12/15/07..................................................        382,500
   125,000   CCC+         XM Satellite Radio Inc., 14.000% due 3/15/10++..............         69,375
-----------------------------------------------------------------------------------------------------
                                                                                            1,210,641
-----------------------------------------------------------------------------------------------------
BUILDING AND DEVELOPMENT -- 0.9%
   100,000   B            American Builders & Contractors Supply Co., Sr. Sub. Notes,
                            10.625% due 5/15/07.......................................         79,500
   150,000   B-           Formica Corp., Sr. Sub. Notes, 10.875% due 3/1/09+..........         57,000
   100,000   B-           Juno Lighting, Inc., Sr. Sub. Notes, 11.875% due 7/1/09+....         76,500
   125,000   B            NCI Building Systems, Inc., 9.250% due 5/1/09...............        118,437
-----------------------------------------------------------------------------------------------------
                                                                                              331,437
-----------------------------------------------------------------------------------------------------
BUSINESS EQUIPMENT AND SERVICES -- 2.0%
   225,000   B            Buhrmann U.S. Inc., Sr. Sub. Notes, 12.250% due 11/1/09+....        227,250
   525,000   B-           Fisher Scientific International Inc., Sr. Sub. Notes, 9.000%
                            due 2/1/08................................................        489,563
   400,000   CCC+         U.S. Office Products Co., Company Guaranteed Notes, 9.750%
                            due 6/15/08...............................................         42,000
-----------------------------------------------------------------------------------------------------
                                                                                              758,813
-----------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 11.3%
 1,050,000   B+           Charter Communications Holdings LLC, Sr. Discount Notes,
                            zero coupon due 4/1/11....................................        611,625
                          CSC Holdings Inc., Sr. Sub. Notes:
$  300,000   BB-          9.250% due 11/1/05..........................................        307,500
   250,000   BB-          9.875% due 2/15/13..........................................        257,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 11.3% (CONTINUED)
$  125,000   B            Diamond Cable Communications PLC, Sr. Discount Notes, step
                            bond to yield 9.900% due 2/15/07..........................    $    84,375
   150,000   B            Diamond Holdings PLC, Company Guaranteed Notes, 9.125% due
                            2/1/08....................................................        123,000
   500,000   B+           Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09+...........        487,500
                          NTL Inc., Sr. Notes:
   375,000   B            Step bond to yield 10.564% due 2/1/06.......................        328,125
   675,000   B            Step bond to yield 11.171% due 4/1/08.......................        372,938
   475,000   B            Step bond to yield 11.703% due 10/1/08......................        258,875
   425,000   CCC+         Pegasus Communications Corp., Sr. Notes, 9.625% due
                            10/15/05..................................................        397,375
   350,000   B-           RCN Corp., Sr. Discount Notes, step bond to yield 12.152%
                            due 10/15/07+.............................................        124,250
                          Telewest Communications PLC, Sr. Notes:
    50,000   B+           11.250% due 11/1/08.........................................         44,875
   400,000   B+           Step bond to yield 10.597% due 10/1/07......................        358,000
   125,000   B            UIH Australia Inc., Sr. Discount Notes, step bond to yield
                            15.632% due 5/15/06.......................................         85,625
   575,000   B-           United International Holdings, Sr. Discount Notes, step bond
                            to yield 11.763% due 2/15/08..............................        238,625
                          United Pan-Europe Communications Co., Sr. Discount Notes:
   275,000   B            Step bond to yield 12.500% due 8/1/09+......................         85,250
   400,000   B            Step bond to yield 13.375% due 11/1/09+.....................        124,000
-----------------------------------------------------------------------------------------------------
                                                                                            4,289,438
-----------------------------------------------------------------------------------------------------
CHEMICAL AND PLASTICS -- 4.0%
   100,000   BB-          Buckeye Cellulose Corp., Sr. Sub. Notes, 9.250% due
                            9/15/08...................................................         96,500
                          Foamex L.P., Company Guaranteed Notes:
   100,000   CCC+         13.500% due 8/15/05.........................................         60,500
    50,000   CCC+         9.875% due 6/15/07..........................................         27,750
   100,000   B2*          Huntsman Corp., Sr. Sub. Notes, 9.500% due 7/1/07+..........         60,500
   175,000   B+           Huntsman ICI Chemicals, Sr. Sub. Notes, 10.125% due
                            7/1/09+...................................................        171,063
   600,000   B+           Lyondell Chemical Co., Sr. Sub. Notes, 10.875% due
                            5/1/09+...................................................        565,500
                          Polymer Group, Company Guaranteed Notes:
   225,000   B            9.000% due 7/1/07...........................................        149,625
   300,000   B            8.750% due 3/1/08...........................................        193,500
   150,000   B            Sterling Chemicals Inc., Sr. Sub. Notes, 11.750% due
                            8/15/06...................................................         72,750
   150,000   B            Texas Petrochemical Corp., Sr. Sub. Notes, 11.125% due
                            7/1/06....................................................        114,000
-----------------------------------------------------------------------------------------------------
                                                                                            1,511,688
-----------------------------------------------------------------------------------------------------
CLOTHING AND TEXTILES -- 0.9%
   150,000   B            Collins & Aikman Floorcoverings, Inc., Sr. Sub. Notes,
                            10.000% due 1/15/07.......................................        162,750
   225,000   B-           Gear For Sports Inc., Sr. Sub. Notes, 9.625% due 3/1/07.....        169,875
    50,000   D            Glenoit Corp., Company Guaranteed Notes, 11.000% due
                            4/15/07...................................................          6,188
                          Pillowtex Corp., Company Guaranteed Notes:
   100,000   D            10.000% due 11/15/06........................................          4,500
   175,000   D            9.000% due 12/15/07.........................................          7,875
-----------------------------------------------------------------------------------------------------
                                                                                              351,188
-----------------------------------------------------------------------------------------------------
CONGLOMERATES -- 0.5%
   300,000   B-           Eagle Picher Industry Inc., Sr. Sub. Notes, 9.375% due
                            3/1/08....................................................        196,500
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 5.4%
$  200,000   B-           Albecca Inc., Company Guaranteed Notes, 10.750% due
                            8/15/08...................................................    $   175,500
   225,000   B-           Amscan Holdings Inc., Sr. Sub. Notes, 9.875% due 12/15/07...        182,250
   150,000   B-           Boyds Collection Ltd., Sr. Sub. Notes, 9.000% due 5/15/08...        142,688
   275,000   B-           Chattem Inc., Company Guaranteed Notes, 8.875% due 4/1/08...        207,625
    50,000   CCC          Diamond Brands Operating Corp., Company Guaranteed Notes,
                            10.125% due 4/15/08.......................................         10,250
   200,000   B            Jostens Inc., Sr. Sub. Notes, 12.750% due 5/1/10++..........        181,000
   100,000   B+           NBTY Inc., Sr. Sub. Notes, 8.625% due 9/15/07...............         83,500
   250,000   B            Playtex Family Products Corp., Sr. Sub. Notes, 9.000% due
                            12/15/03..................................................        242,500
   600,000   CCC          Revlon Consumer Products Corp., Sr. Sub. Notes, 8.625% due
                            2/1/08....................................................        324,000
   175,000   B-           Sealy Mattress Co., Sr. Sub. Notes, 9.875% due 12/15/07.....        169,750
   150,000   B3*          True Temper Sports Inc., Sr. Sub. Notes, Series B, 10.875%
                            due 12/1/08...............................................        144,938
   100,000   B3*          United Industries Corp., Sr. Sub. Notes, 9.875% due
                            4/1/09+...................................................         51,500
   150,000   B-           Volume Service America Inc., Sr. Sub. Notes, 11.250% due
                            3/1/09+...................................................        138,187
-----------------------------------------------------------------------------------------------------
                                                                                            2,053,688
-----------------------------------------------------------------------------------------------------
CONTAINER AND GLASS PRODUCTS -- 1.1%
   100,000   B            Huntsman Packaging Corp., 13.000% due 6/1/10+++.............         56,000
                          Owens Illinois Inc., Sr. Notes:
   350,000   BB           7.850% due 5/15/04..........................................        211,750
   100,000   BB           8.100% due 5/15/07..........................................         54,500
   100,000   CCC+         Russell-Stanley Holdings Inc., Sr. Sub. Notes, 10.875% due
                            2/15/09...................................................         25,625
   100,000   B-           Tekni-Plex Inc., Sr. Sub. Notes, 12.750% due 6/15/10........         80,500
-----------------------------------------------------------------------------------------------------
                                                                                              428,375
-----------------------------------------------------------------------------------------------------
ECOLOGICAL SERVICES AND EQUIPMENT -- 3.0%
                          Allied Waste North America Inc.:
   700,000   BB-          Company Guaranteed Notes, 7.625% due 1/1/06.................        666,750
   500,000   B+           Sr. Sub. Notes, 10.000% due 8/1/09..........................        473,750
-----------------------------------------------------------------------------------------------------
                                                                                            1,140,500
-----------------------------------------------------------------------------------------------------
ELECTRONICS -- 1.7%
   200,000   B            Exodus Communications Inc., Sr. Notes, 11.625% due
                            7/15/10+..................................................        179,000
    98,000   B            SCG Holdings & Semiconductor Co., Sr. Sub. Notes, 12.000%
                            due 8/1/09................................................         83,300
   475,000   B-           Telecomm Techniques Co., Company Guaranteed Notes, 9.750%
                            due 5/15/08...............................................        396,625
-----------------------------------------------------------------------------------------------------
                                                                                              658,925
-----------------------------------------------------------------------------------------------------
FARMING AND AGRICULTURE -- 0.4%
   200,000   B+           Royster-Clark Inc., First Mortgage Note, 10.250% due
                            4/1/09....................................................        141,000
-----------------------------------------------------------------------------------------------------
FOOD AND DRUG RETAILERS -- 0.0%
   150,000   NR           Jitney-Jungle Stores of America, Company Guaranteed Notes,
                            10.375% due 9/15/07.......................................            938
-----------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.8%
   250,000   B-           Agrilink Foods Inc., Sr. Sub. Notes, 11.875% due 11/1/08+...        164,375
   300,000   CCC+         Eagle Family Foods, Company Guaranteed Notes, 8.750% due
                            1/15/08...................................................        151,500
-----------------------------------------------------------------------------------------------------
                                                                                              315,875
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
FOOD SERVICES -- 0.7%
$  150,000   CCC+         Advantica Restaurant Group, Sr. Notes, 11.250% due
                            1/15/08...................................................    $    69,750
   100,000   B-           Carrols Corp., Sr. Sub. Notes, 9.500% due 12/1/08...........         65,250
   100,000   CCC+         CKE Restauraunts Inc., Company Guaranteed Notes, 9.125% due
                            5/1/09....................................................         57,000
   100,000   B-           Dominos Inc., Sr. Sub. Notes, 10.375% due 1/15/09...........         84,500
   100,000   NR           Nebco Evans Holdings Co., Sr. Discount Notes, step bond to
                            yield 10.820% due 7/15/07.................................            125
-----------------------------------------------------------------------------------------------------
                                                                                              276,625
-----------------------------------------------------------------------------------------------------
FOREST PRODUCTS -- 0.9%
                          Stone Container Corp.:
    70,000   B-           Sr. Sub. Debentures, 12.250% due 4/1/02++...................         70,612
   250,000   B-           Sr. Sub. Notes, 11.500% due 10/1/04.........................        260,000
-----------------------------------------------------------------------------------------------------
                                                                                              330,612
-----------------------------------------------------------------------------------------------------
HEALTHCARE -- 5.3%
   250,000   BB+          Columbia/HCA Healthcare, Discount Notes, 6.910% due
                            6/15/05...................................................        241,250
   100,000   NR           Everest Healthcare Services Corp., Company Guaranteed Notes,
                            9.750% due 5/1/08.........................................        104,500
                          Genesis Health Ventures, Sr. Sub. Notes:
   100,000   C*           9.250% due 10/1/06..........................................         10,500
   125,000   NR           9.875% due 1/15/09..........................................         10,625
   125,000   B-           Hanger Orthopedic Group, Sr. Sub. Notes, 11.250% due
                            6/15/09...................................................         40,625
   300,000   BB+          HCA -- The Healthcare Corp., 8.750% due 9/1/10..............        317,250
   275,000   CCC          Kinetic Concepts, Inc., Company Guaranteed Notes, 9.625% due
                            11/1/07...................................................        233,750
                          Tenet Healthcare Corp., Sr. Notes:
   400,000   BB+          8.000% due 1/15/05..........................................        407,000
   100,000   BB+          7.625% due 6/1/08...........................................         98,750
   550,000   BB-          8.125% due 12/1/08..........................................        558,250
-----------------------------------------------------------------------------------------------------
                                                                                            2,022,500
-----------------------------------------------------------------------------------------------------
HOTELS, MOTELS, INNS AND CASINOS -- 2.5%
   325,000   B-           Florida Panthers Holdings Inc., Company Guaranteed Notes,
                            9.875% due 4/15/09........................................        300,625
                          HMH Properties Inc.:
   300,000   BB           Sr. Notes, 8.450% due 12/1/08...............................        292,500
   350,000   BB           Sr. Sub. Notes, 7.875% due 8/1/08...........................        337,750
-----------------------------------------------------------------------------------------------------
                                                                                              930,875
-----------------------------------------------------------------------------------------------------
INDUSTRIES PRODUCTS AND EQUIPMENT -- 3.7%
   145,000   B            Amphenol Corp., Sr. Sub. Notes, Callable 5/15/02, 9.875% due
                            5/15/07...................................................        146,994
   175,000   B            Blount Inc., Sr. Sub. Notes, 13.000% due 8/1/09+............        135,625
   200,000   B            Cabot Safety Corp., Sr. Notes, 12.500% due 7/15/05..........        200,000
   150,000   B-           Continental Global Group, Sr. Notes, 11.000% due 4/1/07.....         45,375
   125,000   B            Euramax Investment PLC, Sr. Sub. Notes, 11.250% due
                            10/1/06...................................................         87,500
   100,000   B+           Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09+...........         89,000
   100,000   B-           International Utility Structures, Sr. Sub. Notes, 10.750%
                            due 2/1/08................................................         68,500
   150,000   B-           MMI Products Inc., Sr. Sub. Notes, 11.250% due 4/15/07......        147,000
   100,000   B-           Neenah Corp., Sr. Sub. Notes, Series B, 11.125% due
                            5/1/07....................................................         73,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
INDUSTRIES PRODUCTS AND EQUIPMENT -- 3.7% (CONTINUED)
$  150,000   B            Unifrax Investment Corp., Sr. Notes, 10.500% due 11/01/03...    $   135,750
   325,000   B            Wesco Distribution Inc., Company Guaranteed Notes, 9.125%
                            due 6/1/08................................................        287,625
-----------------------------------------------------------------------------------------------------
                                                                                            1,416,369
-----------------------------------------------------------------------------------------------------
LEISURE AND ENTERTAINMENT -- 2.1%
   308,000   CCC+         AMF Bowling Worldwide Inc., Sr. Sub. Discount Notes, step
                            bond to yield 13.034% due 3/15/06.........................         44,660
                          Premier Parks Inc.:
   150,000   B-           Sr. Discount Notes, 9.750% due 6/15/07......................        146,250
   825,000   B-           Sr. Notes, step bond to yield 10.089% due 4/1/08............        573,375
   425,000   B-           Regal Cinemas Inc., Sr. Sub. Notes, 9.500% due 6/1/08.......         28,687
-----------------------------------------------------------------------------------------------------
                                                                                              792,972
-----------------------------------------------------------------------------------------------------
MACHINERY AND EQUIPMENT -- 1.6%
   150,000   CCC          Clark Material Handling, Company Guaranteed Notes, Series D,
                            10.750% due 11/15/06......................................          8,437
   175,000   B            Fairchild Corp., Company Guaranteed Notes, 10.750% due
                            4/15/09...................................................        130,375
   150,000   B            NationsRent Inc., Company Guaranteed Notes, 10.375% due
                            12/15/08..................................................         57,750
             B-           United Rentals Inc., Sr. Sub. Notes:
   250,000   BB-          9.250% due 1/15/09..........................................        191,250
   250,000   B            9.000% due 4/1/09...........................................        188,750
   125,000   CCC+         Wec Co., Company Guaranteed Notes, 12.000% due 7/15/09......         36,875
-----------------------------------------------------------------------------------------------------
                                                                                              613,437
-----------------------------------------------------------------------------------------------------
METALS AND MINING -- 0.3%
   250,000   CCC-         AEI Holdings Co. Inc., Company Guaranteed Notes, 10.500% due
                            12/15/05+.................................................         16,250
   150,000   CC           AEI Resources Inc., Sr. Sub. Notes, 11.500% due 12/15/06+...          2,250
   125,000   BB-          Murrin Murrin Holding Property, Sr. Notes, 9.375% due
                            8/31/07...................................................         94,375
-----------------------------------------------------------------------------------------------------
                                                                                              112,875
-----------------------------------------------------------------------------------------------------
OIL AND GAS -- 3.0%
   100,000   B            Comstock Resources, Inc., Sr. Notes, 11.250% due 5/1/07+....        104,250
   200,000   CCC          Continental Resources, Inc., Notes, 10.250% due 8/1/08......        174,500
   125,000   BB-          Pogo Producing Co., Sr. Sub. Notes, 10.375% due 2/15/09.....        130,625
   275,000   B            Pride International Inc., Sr. Notes, 9.375% due 5/1/07......        284,625
   200,000   B+           R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06............        237,000
   100,000   BB-          RBF Finance Co., Company Guaranteed Notes, 11.375% due
                            3/15/09...................................................        116,000
   100,000   BB-          Triton Energy Ltd., Sr. Notes, 8.875% due 10/1/07...........        101,625
-----------------------------------------------------------------------------------------------------
                                                                                            1,148,625
-----------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 1.4%
   300,000   B+           Garden State Newspapers, Sr. Sub. Notes, 8.750% due
                            10/1/09...................................................        262,500
   175,000   BB-          Hollinger International Publishing Inc., Company Guaranteed
                            Notes, 9.250% due 3/15/07.................................        175,875
   100,000   B-           Ziff Davis Media Inc., Sr. Sub. Notes, 12.000% due
                            7/15/10+..................................................         79,000
-----------------------------------------------------------------------------------------------------
                                                                                              517,375
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
SERVICES -- 2.8%
                          Crown Castle International Corp., Sr. Discount Notes:
$  425,000   B            Step bond to yield 10.396% due 5/15/11......................    $   287,937
   375,000   B            Step bond to yield 11.181% due 8/1/11.......................        256,875
    50,000   B-           Metricom Inc., Company Guaranteed, 13.000% due 2/15/10......         25,250
   125,000   B-           Orius Capital Corp., Company Guaranteed Notes, 12.750% due
                            2/1/10....................................................        104,375
   175,000   B            Sitel Corp., Company Guaranteed Notes, 9.250% due 3/15/06...        147,875
   200,000   B-           Spectrasite Holdings Inc., Sr. Discount Notes, step bond to
                            yield 12.875% due 3/15/10+................................        103,000
   150,000   B+           URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09...............        151,313
-----------------------------------------------------------------------------------------------------
                                                                                            1,076,625
-----------------------------------------------------------------------------------------------------
STEEL -- 0.2%
   125,000   B            Metals USA Inc., Company Guaranteed Notes, 8.625% due
                            2/15/08...................................................         73,125
   150,000   CC           Republic Technology Inc., Sr. Notes, 13.750% due 7/15/09+...         15,750
-----------------------------------------------------------------------------------------------------
                                                                                               88,875
-----------------------------------------------------------------------------------------------------
SURFACE TRANSPORTATION -- 2.4%
   250,000   B-           Allied Holdings Inc., Company Guaranteed Notes, 8.625% due
                            10/1/07...................................................        183,750
   200,000   B-           Gearbulk Holding Ltd., Sr. Notes, 11.250% due 12/1/04.......        200,000
   100,000   B+           Holt Group, Sr. Notes, 9.750% due 1/15/06+..................          4,500
   150,000   B            Railworks Corp., Sr. Sub. Notes, 11.500% due 4/15/09........         54,750
                          Stena AB, Sr. Notes:
   275,000   BB           10.500% due 12/15/05........................................        248,875
   250,000   BB           8.750% due 6/15/07..........................................        201,250
-----------------------------------------------------------------------------------------------------
                                                                                              893,125
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS AND CELLULAR -- 23.5%
   275,000   CCC          Airgate PCS Inc., Sr. Sub. Notes, step bond to yield 13.693%
                            due 10/1/09...............................................        158,125
   425,000   CCC          Alamosa PCS Holdings Inc., Company Guaranteed Notes, step
                            bond to yield 13.757% due 2/15/10.........................        199,750
   100,000   B+           Asia Global Crossing, Sr. Notes, 13.375% due 10/15/10+......         86,750
                          Call Net Enterprises Inc., Sr. Discount Notes:
   375,000   B+           Step bond to yield 8.902% due 8/15/07.......................        104,063
   375,000   B+           Step bond to yield 10.148% due 8/15/08......................         73,125
   175,000   B+           Step bond to yield 10.800% due 5/15/09......................         35,875
   300,000   CCC+         Dolphin Telecom PLC, Sr. Discount Notes, step bond to yield
                            14.000% due 5/15/09+......................................         34,500
   925,000   BB           Global Crossing Holdings Ltd., Sr. Notes, 9.500% due
                            11/15/09+.................................................        878,750
   500,000   B            Hermes Europe Railtel BV, Sr. Notes, 11.500% due 8/15/07....        207,500
                          Intermedia Communications Inc., Sr. Discount Notes:
   175,000   B            8.600% due 6/1/08...........................................        123,375
   225,000   B            Step bond to yield 10.183% due 5/15/06......................        158,625
   250,000   B            Step bond to yield 10.851% due 7/15/07......................        151,250
   250,000   CCC+         Step bond to yield 12.234% due 3/01/09......................        101,250
                          Level 3 Communications:
   525,000   B            Sr. Discount Notes, step bond to yield 11.085% due
                            12/1/08...................................................        286,125
   925,000   B            Sr. Notes, 9.125% due 5/1/08................................        751,562

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS AND CELLULAR -- 23.5% (CONTINUED)
                          McLeodUSA Inc.:
$  725,000   B+           Sr. Discount Notes, step bond to yield 9.608% due 3/1/07....    $   605,375
   125,000   B+           Sr. Notes, 9.500% due 11/1/08...............................        114,375
   375,000   B-           Millicom International Cellular S.A., Sr. Sub. Discount
                            Notes, step bond to yield 12.277% due 6/1/06..............        296,250
                          Nextel Communications Inc.:
                          Sr. Discount Notes:
   250,000   B            Step bond to yield 10.505% due 9/15/07......................        198,125
   375,000   B            Step bond to yield 9.798% due 2/15/08.......................        274,687
   800,000   B            Sr. Notes, 9.375% due 11/15/09+.............................        748,000
    75,000   B-           Nextel International Inc., Sr. Discount Notes, step bond to
                            yield 12.125% due 4/15/08.................................         39,938
    80,000   CCC+         Nextel Partners Inc., Sr. Discount Notes, step bond to yield
                            14.000% due 2/1/09+.......................................         53,800
                          NEXTLINK Communication Inc.:
 1,475,000   B            Sr. Discount Notes, step bond to yield 12.197% due 6/1/09...        715,375
   100,000   B            Sr. Notes, 10.750% due 6/01/09..............................         82,500
                          PSInet Inc., Sr. Notes:
   350,000   B-           10.000% due 2/15/05.........................................         92,750
   100,000   B-           11.500% due 11/1/08.........................................         27,500
   125,000   B-           11.000% due 11/1/09.........................................         33,125
   700,000   BB+          Qwest Communications International Inc., Sr. Discount Notes,
                            step bond to yield 8.378% due 10/15/07....................        642,250
   275,000   BB-          Rogers Cantel Inc., Sr. Sub. Notes, 8.800% due 10/1/07......        276,375
   425,000   CCC+         Telesystem International Wireless, Sr. Discount Notes,
                            12.970% due 6/30/07.......................................        212,500
                          Teligent Inc.:
   175,000   CCC          Sr. Discount Notes, step bond to yield 13.776% due 3/1/08...         14,875
   250,000   CCC          Sr. Notes, 11.500% due 12/1/07..............................         33,750
   425,000   CCC+         Triton PCS Inc., Company Guaranteed Notes, step bond to
                            yield 13.043% due 5/1/08..................................        337,875
                          Viatel Inc.:
   350,000   B-           Sr. Discount Notes, step bond to yield 13.236% due
                            4/15/08...................................................         54,250
                          Sr. Notes:
   100,000   B-           11.250% due 4/15/08+........................................         30,500
   100,000   B-           11.500% due 3/15/09.........................................         30,500
                          VoiceStream Wireless Corp.:
   525,000   B-           Sr. Discount Notes, step bond to yield 11.487% due
                            11/15/09..................................................        385,875
   100,000   B-           Sr. Notes, 10.375% due 11/15/09.............................        107,625
                          Winstar Communications, Inc.:
   372,000   B-           Sr. Discount Notes, step bond to yield 15.561% due 4/15/10
                            @.........................................................        106,020
   127,000   B-           Sr. Notes, 12.750% due 4/15/10+.............................         84,455
-----------------------------------------------------------------------------------------------------
                                                                                            8,949,275
-----------------------------------------------------------------------------------------------------
UTILITIES -- 3.2%
    50,000   BB           AES Corp., Sr. Notes, 9.375% due 9/15/10....................         51,375
    50,000   BB-          AES Drax Energy Ltd., Secured Notes, 11.500% due 8/30/10+...         53,500
   350,000   BBB-         Caithness Coso Funding Corp., Secured Notes, 9.050% due
                            12/15/09..................................................        344,750
   100,000   BB           CMS Energy Corp., Sr. Notes, 7.500% due 1/15/09.............         91,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                         FEDERATED HIGH YIELD PORTFOLIO

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
UTILITIES -- 3.2% (CONTINUED)
$  250,000   BBB-         El Paso Electric Co., First Mortgage, 9.400% due 5/1/11.....    $   274,375
   450,000   BBB-         Niagara Mohawk Power Corp., Sr. Discount Notes, step bond to
                            yield 8.075% due 7/1/10...................................        389,250
-----------------------------------------------------------------------------------------------------
                                                                                            1,205,125
-----------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES (Cost -- $46,385,863).......     35,502,639
-----------------------------------------------------------------------------------------------------
 SHARES                                             SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.7%
-----------------------------------------------------------------------------------------------------
BROADCASTING - RADIO, CABLE AND TV -- 0.4%
     1,000                Benedek Communications Corp., Payment-in-Kind, 11.500% due
                            5/15/03...................................................         49,125
     1,000                Sinclair Capital, 11.625%...................................         87,750
-----------------------------------------------------------------------------------------------------
                                                                                              136,875
-----------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 0.2%
        72                Pegasus Communications Corp., Payment-in-Kind, 12.750% due
                            1/1/02....................................................         71,526
-----------------------------------------------------------------------------------------------------
FOOD SERVICES -- 0.0%
     1,209                Nebco Evans Holding Co., Payment-in-Kind, 11.250% due
                            6/1/03....................................................            151
-----------------------------------------------------------------------------------------------------
PRINTING AND PUBLISHING -- 0.9%
                          Primedia Inc.:
     2,850                Series F, 9.200%............................................        223,012
     1,500                Series H, 8.625%............................................        112,688
-----------------------------------------------------------------------------------------------------
                                                                                              335,700
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.2%
       970                Nextel Communications Inc., Payment-in-Kind, 11.125% due
                            2/15/03...................................................         82,692
-----------------------------------------------------------------------------------------------------
                          TOTAL PREFERRED STOCK (Cost -- $922,088)....................        626,944
-----------------------------------------------------------------------------------------------------
WARRANTS @ -- 0.1%
-----------------------------------------------------------------------------------------------------
BROADCASTING - RADIO AND TV -- 0.0%
       125                XM Satellite Radio Holdings Inc., Expire 3/15/10............          4,391
-----------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 0.0%
       100                UIH Australia Pacific Inc., Expire 5/15/06..................            100
-----------------------------------------------------------------------------------------------------
CHEMICALS AND PLASTICS -- 0.0%
       100                Sterling Chemicals Holdings Inc., Expire 8/15/08............            125
-----------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 0.0%
       200                Josten Inc., Expire 5/1/10..................................          4,025
-----------------------------------------------------------------------------------------------------
CONTAINER AND GLASS PRODUCTS -- 0.0%
       100                Pilant Corp., Expire 6/1/10.................................          1,000
-----------------------------------------------------------------------------------------------------
OIL AND GAS -- 0.1%
       750                R&B Falcon Corp., Expire 5/1/09+............................         40,500
-----------------------------------------------------------------------------------------------------
SERVICES -- 0.0%
       100                Metricom Inc., Expire 2/15/10...............................             50
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                         FEDERATED HIGH YIELD PORTFOLIO

  SHARES                                          SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
STEEL -- 0.0%
       150              Republic Technology Inc., Expire 7/15/09....................    $        15
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
        50              Metronet Communications Corp., Class B Shares, Expire
                          8/15/07...................................................          4,950
---------------------------------------------------------------------------------------------------
                        TOTAL WARRANTS (Cost -- $52,402)............................         55,156
---------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $47,360,353).................     36,184,739
---------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                          SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.8%
$1,820,000              Chase Securities Inc., 5.700% due 1/2/01; Proceeds at
                          maturity -- $1,821,153;
                        (Fully collateralized by U.S. Treasury Notes, 8.125% due
                          5/15/21;
                        Market value -- $1,859,438) (Cost -- $1,820,000)............      1,820,000
---------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $49,180,353**)...........    $38,004,739
---------------------------------------------------------------------------------------------------

(a)  All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by
     Moody's Investors Service, Inc.
 +   Security is exempt from registration under Rule 144A of the
     Securities Act of 1933. This security may be resold in
     transactions that are exempt from registration, normally to qualified institutional buyers.
++   Security has been issued with attached warrants.
 @   Non-income producing securities.
**   Aggregate cost for Federal income tax purposes is
     substantially the same.
     See page 44 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
COMMON STOCK -- 98.6%
------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 1.1%
   6,100   Northrop Grumman Corp. .....................................  $   506,300
------------------------------------------------------------------------------------
AUTO MANUFACTURERS -- 1.7%
  19,957   Ford Motor Co. .............................................      467,742
   5,490   General Motors Corp. .......................................      279,647
------------------------------------------------------------------------------------
                                                                             747,389
------------------------------------------------------------------------------------
AUTO PARTS AND EQUIPMENT -- 1.5%
  28,300   Cooper Tire & Rubber Co. ...................................      300,688
   9,200   TRW Inc. ...................................................      356,500
------------------------------------------------------------------------------------
                                                                             657,188
------------------------------------------------------------------------------------
BANKING -- 4.3%
  12,800   Bank of America Corp........................................      587,200
  12,500   First Union Corp............................................      347,656
  13,400   PNC Financial Services Group................................      979,038
------------------------------------------------------------------------------------
                                                                           1,913,894
------------------------------------------------------------------------------------
CHEMICALS -- 1.8%
   9,000   E.I. du Pont de Nemours & Co................................      434,813
   8,000   PPG Industries, Inc.........................................      370,500
------------------------------------------------------------------------------------
                                                                             805,313
------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.7%
  35,200   Cendant Corp.*..............................................      338,800
  10,600   H&R Block, Inc. ............................................      438,575
------------------------------------------------------------------------------------
                                                                             777,375
------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 1.8%
   5,781   General Motors Corp., Class H Shares*.......................      132,963
  19,400   Lucent Technologies Inc.....................................      261,900
  19,400   Motorola, Inc.  ............................................      392,847
------------------------------------------------------------------------------------
                                                                             787,710
------------------------------------------------------------------------------------
COMPUTERS -- 5.6%
  16,400   Compaq Computer Corp........................................      246,820
   5,900   Computer Sciences Corp.*....................................      354,738
   7,600   Electronic Data Systems Corp. ..............................      438,900
   6,500   International Business Machines Corp........................      552,500
   8,600   Lexmark International Group, Inc., Class A Shares*..........      381,088
  29,400   Storage Technology Corp.*...................................      264,600
  10,400   Sun Microsystems, Inc.*.....................................      289,900
------------------------------------------------------------------------------------
                                                                           2,528,546
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
ELECTRIC -- 6.2%
  22,800   Edison International........................................  $   356,250
  18,300   Entergy Corp................................................      774,319
   6,200   FPL Group, Inc..............................................      444,850
  13,000   Public Service Enterprise Group, Inc........................      632,125
  13,300   Reliant Energy, Inc.........................................      576,056
------------------------------------------------------------------------------------
                                                                           2,783,600
------------------------------------------------------------------------------------
ELECTRONICS -- 1.1%
  13,175   Koninklijke Philips Electric NV, NY Shares..................      477,594
------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL -- 0.7%
  11,890   Waste Management, Inc.......................................      329,948
------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 4.4%
  10,380   The Bear Stearns Cos. Inc...................................      526,136
  25,300   The CIT Group, Inc., Class A Shares.........................      509,163
  12,200   Morgan Stanley Dean Witter & Co.............................      966,850
------------------------------------------------------------------------------------
                                                                           2,002,149
------------------------------------------------------------------------------------
FOOD -- 2.6%
  11,100   General Mills, Inc..........................................      494,644
  28,400   Sara Lee Corp...............................................      697,575
------------------------------------------------------------------------------------
                                                                           1,192,219
------------------------------------------------------------------------------------
FOREST PRODUCTS AND PAPER -- 1.2%
  14,100   International Paper Co......................................      575,456
------------------------------------------------------------------------------------
HEALTHCARE -- 5.2%
   8,800   Baxter International Inc....................................      777,150
  49,500   HEALTHSOUTH Corp.*..........................................      807,469
  11,800   United Healthcare Corp......................................      724,225
------------------------------------------------------------------------------------
                                                                           2,308,844
------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.9%
  12,000   Kimberly-Clark Corp.........................................      848,280
------------------------------------------------------------------------------------
INSURANCE -- 13.1%
   9,500   Allmerica Financial Corp....................................      688,750
  19,200   Allstate Corp...............................................      836,400
   5,700   CIGNA Corp..................................................      754,110
  62,300   Conseco, Inc................................................      821,581
  13,600   Lincoln National Corp.......................................      643,450
   8,200   Loews Corp..................................................      849,213
   5,200   Marsh & McLennan Cos., Inc..................................      608,400
   9,200   MBIA, Inc...................................................      681,950
------------------------------------------------------------------------------------
                                                                           5,883,854
------------------------------------------------------------------------------------
MACHINERY - GENERAL INDUSTRY -- 0.9%
   9,700   Ingersoll-Rand Co...........................................      406,188
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
MANUFACTURING -- 4.6%
   7,600   Johnson Controls, Inc. .....................................  $   395,200
  11,300   Parker-Hannifin Corp. ......................................      498,613
   6,800   Textron, Inc. ..............................................      316,200
  15,334   Tyco International Ltd. ....................................      851,037
------------------------------------------------------------------------------------
                                                                           2,061,050
------------------------------------------------------------------------------------
MEDIA -- 3.7%
  24,100   Charter Communications, Inc.*...............................      546,769
  22,100   The News Corp. Ltd. ADR.....................................      642,281
   9,800   Viacom Inc., Class A Shares*................................      460,600
------------------------------------------------------------------------------------
                                                                           1,649,650
------------------------------------------------------------------------------------
OIL AND GAS -- 11.0%
  14,700   Ashland Inc. ...............................................      527,583
   6,000   Chevron Corp. ..............................................      506,625
  18,700   ENSCO International, Inc. ..................................      636,969
   8,100   Exxon Mobil Corp. ..........................................      704,194
   8,600   Kerr-McGee Corp. ...........................................      575,663
  10,300   Royal Dutch Petroleum Co. ..................................      623,794
   6,300   Texaco Inc. ................................................      391,388
  15,000   Tosco Corp. ................................................      509,063
  16,600   USX-Marathon Group..........................................      460,650
------------------------------------------------------------------------------------
                                                                           4,935,929
------------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.4%
  16,000   Abbott Laboratories.........................................      775,000
  15,500   Bristol-Myers Squibb & Co. .................................    1,146,026
   5,000   Merck & Co., Inc. ..........................................      468,125
   7,578   Pharmacia & Upjohn, Inc. ...................................      462,258
------------------------------------------------------------------------------------
                                                                           2,851,409
------------------------------------------------------------------------------------
RETAIL -- 1.7%
  11,500   Federated Department Stores, Inc.*..........................      402,500
   6,300   Wal-Mart Stores, Inc. ......................................      334,688
------------------------------------------------------------------------------------
                                                                             737,188
------------------------------------------------------------------------------------
SAVINGS AND LOANS -- 1.9%
  15,600   Washington Mutual, Inc. ....................................      827,775
------------------------------------------------------------------------------------
SOFTWARE -- 4.8%
  17,200   First Data Corp. ...........................................      906,225
  27,300   Galileo International, Inc. ................................      546,000
  47,500   Novell, Inc.*...............................................      247,891
   5,199   VERITAS Software Corp.*.....................................      454,913
------------------------------------------------------------------------------------
                                                                           2,155,029
------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                           FEDERATED STOCK PORTFOLIO

 SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------
TELEPHONE -- 3.6%
  15,300   AT&T Corp. .................................................  $   264,881
  19,500   Sprint Corp. ...............................................      396,094
  11,700   WorldCom, Inc.*.............................................      163,800
  15,950   Verizon Communications......................................      799,494
------------------------------------------------------------------------------------
                                                                           1,624,269
------------------------------------------------------------------------------------
TOBACCO -- 2.8%
  17,000   Philip Morris Cos., Inc. ...................................      748,000
  17,800   UST Inc. ...................................................      499,513
------------------------------------------------------------------------------------
                                                                           1,247,513
------------------------------------------------------------------------------------
TRANSPORTATION -- 1.3%
  11,200   Union Pacific Corp. ........................................      568,400
------------------------------------------------------------------------------------
           TOTAL COMMON STOCK (Cost -- $42,075,153)....................   44,190,059
------------------------------------------------------------------------------------

  FACE
 AMOUNT                              SECURITY                               VALUE
------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
$606,000   Chase Securities Inc., 5.700% due 1/2/01; Proceeds at
             maturity -- $606,382 (Fully collateralized by U.S.
             Treasury Notes, 8.125% due 5/15/21; Market
             value -- $619,813) (Cost -- $606,000).....................      606,000
------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100% (Cost -- $42,681,153**)...........  $44,796,059
------------------------------------------------------------------------------------

 *   Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 94.9%
-----------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 1.1%
     6,850    L-3 Communications Holdings, Inc.*..........................    $   527,450
     6,920    Litton Industries, Inc.*....................................        544,518
-----------------------------------------------------------------------------------------
                                                                                1,071,968
-----------------------------------------------------------------------------------------
AIRLINES -- 0.2%
     5,704    Alaska Air Group, Inc.*.....................................        169,694
-----------------------------------------------------------------------------------------
APPAREL -- 0.5%
    14,390    Jones Apparel Group, Inc.*..................................        463,178
-----------------------------------------------------------------------------------------
AUTO PARTS AND EQUIPMENT -- 0.8%
    19,540    ArvinMeritor, Inc. .........................................        222,268
     5,684    BorgWarner, Inc. ...........................................        227,360
    11,725    Lear Corp.*.................................................        290,927
-----------------------------------------------------------------------------------------
                                                                                  740,555
-----------------------------------------------------------------------------------------
BANKS -- 6.7%
    10,776    Associated Banc-Corp. ......................................        327,321
    14,770    City National Corp. ........................................        573,261
    11,180    Compass Bancshares Inc. ....................................        266,923
    11,800    First Tennessee National Corp. .............................        341,462
     4,078    First Virginia Banks, Inc. .................................        195,744
    32,577    Hibernia Corp., Class A Shares..............................        415,357
     7,300    M & T Bank Corp. ...........................................        496,400
    12,148    Marshall & Ilsley Corp. ....................................        617,483
    13,520    Mercantile Bankshares Corp. ................................        583,895
    25,300    National Commerce Bancorporation............................        626,175
    14,722    North Fork Bancorporation, Inc. ............................        361,609
    18,055    Pacific Century Financial Corp. ............................        319,348
    11,200    Provident Financial Group, Inc. ............................        420,000
     7,300    TCF Financial Corp. ........................................        325,306
     8,145    Zions Bancorporation........................................        508,553
-----------------------------------------------------------------------------------------
                                                                                6,378,837
-----------------------------------------------------------------------------------------
BEVERAGES -- 0.3%
     8,000    Pepsi Bottling Group, Inc. .................................        319,500
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 3.5%
    10,092    Genzyme Corp -- General Division*...........................        907,649
     3,550    IDEC Pharmaceuticals Corp.*.................................        672,947
     6,540    Incyte Genomics, Inc.*......................................        162,683
    19,280    Millennium Pharmaceuticals, Inc.*+..........................      1,192,952
     4,900    Protein Design Labs, Inc.*..................................        425,687
-----------------------------------------------------------------------------------------
                                                                                3,361,918
-----------------------------------------------------------------------------------------
BUILDING MATERIALS -- 1.3%
    10,370    American Standard Cos. Inc.*................................        511,371
     5,980    Martin Marietta Materials, Inc. ............................        252,954

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
BUILDING MATERIALS -- 1.3% (CONTINUED)
     4,840    USG Corp. ..................................................    $   108,900
    11,400    York International Corp. ...................................        349,838
-----------------------------------------------------------------------------------------
                                                                                1,223,063
-----------------------------------------------------------------------------------------
CASINO SERVICES -- 0.6%
    11,700    International Game Technology*..............................        561,600
-----------------------------------------------------------------------------------------
CHEMICALS -- 2.2%
    17,163    Albemarle Corp. ............................................        424,784
    13,900    Cabot Corp. ................................................        366,613
    17,190    Crompton Corp. .............................................        180,495
    14,485    IMC Global Inc. ............................................        225,423
    11,380    The Lubrizol Corp. .........................................        293,035
    12,387    Lyondell Chemical Co. ......................................        189,676
     3,395    Minerals Technologies Inc. .................................        116,067
    24,591    Solutia, Inc. ..............................................        295,092
-----------------------------------------------------------------------------------------
                                                                                2,091,185
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 4.3%
    19,770    ACNielsen Corp.*............................................        716,663
    12,839    Apollo Group, Inc., Class A Shares*.........................        631,518
    17,307    Comdisco, Inc. .............................................        197,949
    17,183    Concord EFS, Inc.*..........................................        754,978
     9,900    DeVry, Inc.*................................................        373,725
    12,200    Manpower Inc. ..............................................        463,600
    12,500    Plexus Corp.*...............................................        379,883
    10,400    Quanta Services, Inc.*......................................        334,750
    11,710    Viad Corp. .................................................        269,330
-----------------------------------------------------------------------------------------
                                                                                4,122,396
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICE/FINANCE -- 0.3%
     8,900    NCO Group, Inc.*............................................        270,338
-----------------------------------------------------------------------------------------
COMPUTERS -- 3.0%
     6,450    Affiliated Computer Services, Class A Shares*...............        391,434
    18,520    DST Systems, Inc.*..........................................      1,240,842
    15,767    Quantum Corp.- DLT & Storage Systems*.......................        209,898
     7,000    SanDisk Corp.*..............................................        194,250
    11,361    SunGard Data Systems Inc.*..................................        535,387
     5,203    Synopsys, Inc.*.............................................        246,817
-----------------------------------------------------------------------------------------
                                                                                2,818,628
-----------------------------------------------------------------------------------------
CREDIT SERVICES -- 0.4%
    14,900    Americredit Corp.*..........................................        406,025
-----------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.5%
     5,800    Fastenal Co. ...............................................        318,275
     4,835    Tech Data Corp.*............................................        130,772
-----------------------------------------------------------------------------------------
                                                                                  449,047
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 2.2%
    15,527    A.G. Edwards, Inc. .........................................    $   736,562
    25,966    E*TRADE Group, Inc.*........................................        191,499
    11,400    Heller Financial, Inc. .....................................        349,838
     6,850    Legg Mason, Inc. ...........................................        373,325
    13,600    Waddell & Reed Financial, Inc. .............................        511,700
-----------------------------------------------------------------------------------------
                                                                                2,162,924
-----------------------------------------------------------------------------------------
ELECTRIC -- 6.4%
    11,700    Alliant Energy Co. .........................................        372,938
    24,320    Allete Inc. ................................................        603,440
    20,285    DPL Inc. ...................................................        673,208
    10,500    DQE Inc. ...................................................        343,875
    18,025    Energy East Corp. ..........................................        354,867
     8,800    IDACORP, Inc. ..............................................        431,750
    18,136    The Montana Power Co. ......................................        376,322
    14,694    Northeast Utilities.........................................        356,330
    20,447    OGE Energy Corp. ...........................................        499,674
    21,210    Public Service Co. of New Mexico............................        568,693
    15,739    SCANA Corp. ................................................        465,284
    22,694    TECO Energy Inc. ...........................................        734,718
    14,407    Wisconsin Energy Corp. .....................................        325,058
-----------------------------------------------------------------------------------------
                                                                                6,106,157
-----------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS AND EQUIPMENT -- 0.1%
     6,800    DSP Group, Inc.*............................................        143,119
-----------------------------------------------------------------------------------------
ELECTRONICS -- 4.6%
    13,585    Arrow Electronics, Inc.*....................................        388,871
    13,800    Avnet, Inc. ................................................        296,700
    12,530    Integrated Device Technology, Inc.*.........................        415,056
    20,390    Jabil Circuit, Inc.*........................................        517,396
    12,500    Micrel, Inc.*...............................................        421,094
    12,467    Microchip Technology Inc.*..................................        273,495
     7,500    Sawtek Inc.*................................................        346,406
    15,710    SCI Systems Inc.*...........................................        414,351
    17,002    Vishay Intertechnology Inc.*................................        257,155
    12,120    Waters Corp.*+..............................................      1,012,020
-----------------------------------------------------------------------------------------
                                                                                4,342,544
-----------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - SEMICONDUCTOR -- 0.2%
     3,200    International Rectifier Corp.*..............................         96,000
     6,800    Lattice Semiconductor Corp.*................................        124,950
-----------------------------------------------------------------------------------------
                                                                                  220,950
-----------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.4%
     2,450    International Speedway Corp., Class A Shares................         93,100
    26,885    Park Place Entertainment Corp.*.............................        320,940
-----------------------------------------------------------------------------------------
                                                                                  414,040
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
FOOD -- 2.2%
    11,150    Dreyer's Grand Ice Cream, Inc. .............................    $   359,588
    16,080    Hormel Foods Corp. .........................................        299,490
    23,339    IBP, Inc. ..................................................        624,318
     9,905    McCormick & Co., Inc., Non-voting Shares....................        357,199
     9,910    Suiza Foods Corp.*..........................................        475,680
-----------------------------------------------------------------------------------------
                                                                                2,116,275
-----------------------------------------------------------------------------------------
FOREST PRODUCTS AND PAPER -- 1.0%
     9,870    Bowater Inc. ...............................................        556,423
    14,915    Georgia-Pacific Corp. ......................................        446,518
-----------------------------------------------------------------------------------------
                                                                                1,002,941
-----------------------------------------------------------------------------------------
GAS -- 0.3%
    11,976    MCN Energy Group Inc. ......................................        331,586
-----------------------------------------------------------------------------------------
HAND/MACHINE TOOLS -- 0.4%
     3,215    SPX Corp.*..................................................        347,823
-----------------------------------------------------------------------------------------
HEALTHCARE -- 3.4%
    23,280    Health Management Associates, Inc.*.........................        483,060
    12,169    Lincare Holdings, Inc.*.....................................        694,394
     6,500    MiniMed Inc.*...............................................        273,203
     8,285    Oxford Health Plans, Inc.*..................................        327,258
     5,500    Quest Diagnostics Inc.*.....................................        781,000
     8,110    Trigon Healthcare, Inc.*....................................        631,061
-----------------------------------------------------------------------------------------
                                                                                3,189,976
-----------------------------------------------------------------------------------------
HOME BUILDERS -- 0.2%
    12,413    Clayton Homes Inc. .........................................        142,750
-----------------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.6%
    15,460    Furniture Brands International, Inc.*.......................        325,626
     8,900    Polycom Inc.*...............................................        286,469
-----------------------------------------------------------------------------------------
                                                                                  612,095
-----------------------------------------------------------------------------------------
HOSPITAL BEDS/EQUIPMENT -- 0.6%
    10,400    Hillenbrand Industries......................................        535,600
-----------------------------------------------------------------------------------------
INTERNET SECURITY -- 0.3%
     6,450    Checkfree Corp.*............................................        277,753
-----------------------------------------------------------------------------------------
INSURANCE -- 3.7%
     9,725    Allmerica Financial Corp. ..................................        705,065
     5,000    Arthur J. Gallagher & Co. ..................................        318,125
     9,686    American Financial Group, Inc. .............................        257,284
     6,300    Leucadia National Corp. ....................................        223,256
    20,331    Old Republic International Corp. ...........................        650,592
     9,746    The PMI Group Inc. .........................................        659,682
     9,240    Protective Life Corp. ......................................        297,990
     7,500    The MONEY Group Inc. .......................................        370,781
-----------------------------------------------------------------------------------------
                                                                                3,482,775
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICE -- 0.4%
     4,100    Neuberger Berman Inc. ......................................    $   332,356
-----------------------------------------------------------------------------------------
IRON/STEEL -- 0.1%
    16,932    Ryerson Tull, Inc. .........................................        139,689
-----------------------------------------------------------------------------------------
LEISURE TIME -- 0.4%
    22,880    Callaway Golf Co. ..........................................        426,142
-----------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 0.6%
    13,000    Stewart & Stevenson Services, Inc. .........................        295,142
     6,846    Tecumseh Products Co., Class A Shares.......................        287,104
-----------------------------------------------------------------------------------------
                                                                                  582,246
-----------------------------------------------------------------------------------------
MEDIA -- 4.3%
    16,860    Belo Corp.- Series A........................................        269,760
     3,498    Chris Craft Industries, Inc.*...............................        232,617
     9,770    Hispanic Broadcasting Corp.*................................        249,135
     5,200    Macrovision Corp.*..........................................        384,881
    12,110    Readers Digest Association Inc., Class A Shares.............        473,804
    22,250    Univision Communications, Inc., Class A Shares*.............        910,861
     4,400    Scholastic Corp.*...........................................        389,950
     1,470    Washington Post Co., Class B Shares.........................        906,808
    13,140    Westwood One Inc.*..........................................        253,766
-----------------------------------------------------------------------------------------
                                                                                4,071,582
-----------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.8%
    18,500    Beckman Coulter, Inc. ......................................        775,844
-----------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.7%
    10,100    Carlisle Cos. Inc. .........................................        433,669
     8,769    Trinity Industries Inc. ....................................        219,225
-----------------------------------------------------------------------------------------
                                                                                  652,894
-----------------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.4%
    40,300    3Com Corp.*.................................................        342,550
-----------------------------------------------------------------------------------------
OFFICE FURNISHINGS -- 0.3%
    10,870    Herman Miller, Inc. ........................................        312,512
-----------------------------------------------------------------------------------------
OIL FIELD MACHINES AND EQUIPMENT -- 0.4%
     5,200    Cooper Cameron Corp.*.......................................        343,525
-----------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 3.9%
    14,741    Ensco International, Inc. ..................................        502,115
    19,022    Global Marine, Inc.*........................................        539,749
     4,850    Helmerich & Payne, Inc. ....................................        212,794
     4,985    Murphy Oil Corp. ...........................................        301,281
     6,450    Noble Affiliates Inc. ......................................        296,700
    14,712    Noble Drilling Corp.*.......................................        639,055
    19,330    Ocean Energy Inc. ..........................................        335,859
    11,325    Pioneer Natural Resources Co.*..............................        222,961

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 3.9% (CONTINUED)
    14,443    Ultramar Diamond Shamrock Corp. ............................    $   445,928
     6,500    Valero Energy Corp. ........................................        241,719
-----------------------------------------------------------------------------------------
                                                                                3,738,161
-----------------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 2.9%
     9,515    BJ Services Co.*............................................        655,348
    11,635    Grant Prideco Inc.*.........................................        255,243
     6,500    Hanover Compressor Co.*.....................................        289,656
     5,535    Smith International Inc.*...................................        412,703
     7,182    Tidewater, Inc. ............................................        318,701
    11,601    Varco International, Inc.*..................................        252,322
    11,635    Weatherford International, Inc.*............................        549,754
-----------------------------------------------------------------------------------------
                                                                                2,733,727
-----------------------------------------------------------------------------------------
PACKAGING AND CONTAINERS -- 0.3%
    11,102    Sonoco Products Co. ........................................        240,081
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 5.0%
     3,700    Barr Laboratories Inc.*.....................................        269,869
     9,850    Express Scripts Inc., Class A Shares*+......................      1,007,165
     4,390    Gilead Sciences Inc.*.......................................        364,096
     8,250    ICN Pharmaceuticals Inc. ...................................        253,172
    23,535    Ivax Corp.*.................................................        901,391
    10,484    Mylan Laboratories Inc. ....................................        264,066
    19,000    Omnicare Inc. ..............................................        410,875
    10,066    Sepracor Inc.*..............................................        806,538
     6,600    Vertetex Pharmaceuticals Inc.*..............................        471,900
-----------------------------------------------------------------------------------------
                                                                                4,749,072
-----------------------------------------------------------------------------------------
PIPELINES -- 0.6%
     9,251    National Fuel Gas Co. ......................................        582,235
-----------------------------------------------------------------------------------------
RETAIL -- 4.1%
    22,239    Barnes & Noble Inc.*........................................        589,333
    13,125    BJ's Wholesale Club, Inc.*..................................        503,672
    14,464    Brinker International Inc.*.................................        611,104
     8,800    CDW Computer Centers, Inc.*.................................        245,300
    12,171    Dollar Tree Stores Inc.*....................................        298,190
    30,158    Family Dollar Stores, Inc. .................................        646,514
    17,050    Outback Steakhouse, Inc.*...................................        441,169
     8,250    Payless Shoesource Inc.*....................................        583,688
-----------------------------------------------------------------------------------------
                                                                                3,918,970
-----------------------------------------------------------------------------------------
SAVINGS AND LOANS -- 0.9%
     6,828    Dime Bancorp, Inc. .........................................        201,853
    11,683    GreenPoint Financial Corp. .................................        478,273
    22,877    Sovereign Bancorp, Inc. ....................................        185,876
-----------------------------------------------------------------------------------------
                                                                                  866,002
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 2.3%
    49,420    Atmel Corp.*................................................    $   574,509
     7,900    Credence Systems Corp.*.....................................        181,700
    14,780    Cypress Semiconductors Corp.*...............................        290,981
     5,700    Dallas Semiconductor Corp. .................................        146,063
    10,500    TranSwitch Corp.*...........................................        410,813
    12,700    TriQuint Semiconductor, Inc.*...............................        554,831
-----------------------------------------------------------------------------------------
                                                                                2,158,897
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 0.2%
    12,000    Lam Research Corp.*.........................................        174,000
-----------------------------------------------------------------------------------------
SOFTWARE -- 7.3%
    18,950    Acxiom Corp.*...............................................        737,866
     8,600    Bisys Group Inc.*...........................................        448,275
    20,966    Cadence Design Systems, Inc.*...............................        576,565
     3,200    CSG Systems International, Inc.*............................        150,200
    15,410    Electronic Arts Inc.*.......................................        656,851
    18,045    Fiserv, Inc.*...............................................        856,010
     4,500    Jack Henry & Associates, Inc. ..............................        279,562
     7,650    Macromedia, Inc.*...........................................        464,738
     5,700    NVIDIA Corp.*...............................................        186,764
    25,132    Rational Software Corp.*....................................        978,579
    17,011    Reynolds & Reynolds Co., Class A Shares.....................        344,473
     4,400    SEI Investments Co. ........................................        492,800
    14,600    Sybase, Inc.*...............................................        289,263
     6,650   Symantec Corp.*..............................................        221,944
     7,100    Wind River Systems, Inc.*...................................        242,288
-----------------------------------------------------------------------------------------
                                                                                6,926,178
-----------------------------------------------------------------------------------------
STEEL AND IRON -- 0.2%
     4,400    Precision Castparts Corp. ..................................        185,075
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.4%
    17,050    Harris Corp. ...............................................        522,156
     7,500    Powerwave Technologies Inc.*................................        438,750
    13,800    RF Micro Devices, Inc.*.....................................        378,638
-----------------------------------------------------------------------------------------
                                                                                1,339,544
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.8%
    31,160    Broadwing Inc.*.............................................        710,838
-----------------------------------------------------------------------------------------
TELEPHONE -- 0.8%
     8,135    Telephone and Data Systems, Inc. ...........................        732,150
-----------------------------------------------------------------------------------------
TEXTILES -- 1.1%
    14,010    Cintas Corp. ...............................................        745,158
    13,782    Shaw Industries Inc. .......................................        260,997
-----------------------------------------------------------------------------------------
                                                                                1,006,155
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
                      DISCIPLINED MID CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
TOBACCO -- 0.6%
    12,520    R.J. Reynolds Tobacco Holdings, Inc. .......................    $   610,350
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 1.2%
    19,100    C.H. Robinson Worldwide, Inc. ..............................        600,458
     8,289    CNF Inc. ...................................................        280,272
     5,200    Expeditors International....................................        279,175
-----------------------------------------------------------------------------------------
                                                                                1,159,905
-----------------------------------------------------------------------------------------
TRUCKING AND LEASING -- 0.6%
    10,588    GATX Corp. .................................................        528,077
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $85,297,081)....................     90,215,997
-----------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
SHORT-TERM U.S. TREASURY OBLIGATIONS -- 1.0%
              U.S. Treasury Bills:
$  335,000      5.760% due 3/15/01+++.....................................      330,980
   585,000      5.860% due 3/15/01+++.....................................      577,858
---------------------------------------------------------------------------------------
              TOTAL SHORT-TERM U.S. TREASURY OBLIGATIONS
              (Cost -- $908,838)..........................................      908,838
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.1%
 3,859,000    Morgan Stanley Dean Witter & Co., 5.900% due 1/2/01;
                Proceeds at maturity -- $3,861,530;
                (Fully collateralized by U.S. Treasury Notes, 5.250% due
                8/15/03; Market value -- $3,940,630) (Cost -- $3,859,000).    3,859,000
---------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $90,064,919**)...........  $94,983,835
---------------------------------------------------------------------------------------

 *  Non-income producing security.
 + All or a portion of this security is segregated as collateral for open futures contracts.
 ++  Rate represents annualized yield to maturity.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA                --   Bonds rated "AAA" have the highest rating assigned by
                        Standard & Poor's. Capacity to pay interest and repay
                        principal is extremely strong.
AA                 --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A                  --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                        economic conditions than bonds in higher rated categories.
BBB                --   Bonds rated "BBB" are regarded as having an adequate
                        capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                        economic conditions or changing circumstances are more
                        likely to lead to a weakened capacity to pay interest and
                        repay principal for bonds in this category than in higher
                        rated categories.
BB, B, CCC and CC  --   Bonds rated "BB" and "B" are regarded, on balance, as
                        predominantly speculative with respect to capacity to pay
                        interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CC the highest degree of speculation. While such bonds will likely have some quality and protective
                        characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D                  --   Bonds rated "D" are in default, and payment of interest
                        and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa                --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                        generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                        and principal is secure. While the various protective
                        elements are likely to change, such changes as can be
                        visualized are most unlikely to impair the fundamentally
                        strong position of such issues.
Aa                 --   Bonds rated "Aa" are judged to be of high quality by all
                        standards. Together with the Aaa group they comprise what
                        are generally known as high grade bonds. They are rated
                        lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of
                        protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                        appear somewhat larger than in Aaa securities.
A                  --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                        Factors giving security to principal and interest are
                        considered adequate but elements may be present which
                        suggest a susceptibility to impairment some time in the
                        future.
Baa                --   Bonds rated "Baa" are considered as medium grade
                        obligations, i.e., they are neither highly protected nor
                        poorly secured. Interest payments and principal security
                        appear adequate for the present but certain protective
                        elements may be lacking or may be characteristically
                        unreliable over any great length of time. Such bonds lack
                        outstanding investment characteristics and in fact have
                        speculative characteristics as well.
Ba                 --   Bonds rated "Ba" are judged to have speculative elements;
                        their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                        moderate, and therefore not well safeguarded during both
                        good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B                  --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa                --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                        respect to principal or interest.
Ca and C           --   Bonds rated "Ca" and "C" represent obligations which are
                        speculative in a high degree. Such issues are often in
                        default or have other marked shortcomings.
NR                 --   Indicates that the bond is not rated by Standard & Poor's or
                        Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2000

                                             TRAVELERS        LAZARD           MFS         FEDERATED                  DISCIPLINED
                                              QUALITY      INTERNATIONAL     EMERGING        HIGH        FEDERATED      MID CAP
                                                BOND           STOCK          GROWTH         YIELD         STOCK         STOCK
                                             PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost....................  $57,745,678    $139,137,853    $335,518,335   $47,360,353   $42,075,153   $85,297,081
  Short-term investments, at cost.........   14,281,000       8,300,000      50,618,924     1,820,000       606,000     4,767,838
  Foreign currency, at cost...............           --         820,080            (351)           --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  Investments, at value...................  $58,088,222    $137,192,703    $378,527,357   $36,184,739   $44,190,059   $90,215,997
  Short-term investments, at value........   14,281,000       8,300,000      50,618,924     1,820,000       606,000     4,767,838
  Foreign currency, at value..............           --         840,146              --            --            --            --
  Cash....................................          820         558,837              --         9,332         2,381           604
  Dividends and interest receivable.......    1,002,682         124,282         182,519       822,323        51,292        55,034
  Receivable for Fund shares sold.........       41,936         115,047              --        11,058        19,087       277,427
  Receivable for open forward foreign
    currency contracts (Note 7)...........           --              --          10,474            --            --            --
  Receivable for securities sold..........           --              --       4,969,579            --       146,438       147,695
  Collateral for securities on loan (Note
    9)....................................           --       5,086,313              --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS............................   73,414,660     152,217,328     434,308,853    38,847,452    45,015,257    95,464,595
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable........       17,349          93,156         249,025        19,848        21,433        49,918
  Administration fees payable.............        3,171           6,774          19,922         1,834         2,060         4,288
  Payable for securities purchased........           --          79,141      13,177,219            --        90,006            --
  Payable for Fund shares purchased.......           --       6,035,818         143,733        44,722        55,063        73,945
  Payable to bank.........................           --              --         130,552            --            --            --
  Payable to bank -- foreign currency.....           --              --             406            --            --            --
  Payable for securities on loan (Note
    9)....................................           --       5,086,313              --            --            --            --
  Payable for open forward foreign
    currency contracts (Note 7)...........           --             472             388            --            --            --
  Payable to broker -- variation margin...           --              --              --            --            --        80,400
  Accrued expenses........................       28,063          84,353         106,242        44,603        33,823        39,660
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.......................       48,583      11,386,027      13,827,487       111,007       202,385       248,211
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..........................  $73,366,077    $140,831,301    $420,481,366   $38,736,445   $44,812,872   $95,216,384
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital.........................  $71,419,978    $138,172,670    $340,176,256   $46,565,403   $40,332,611   $82,343,676
  Undistributed (overdistributed) net
    investment income.....................    4,150,088        (252,306)             --     4,736,537       549,201       315,910
  Accumulated net investment loss.........           --              --         (10,086)           --            --            --
  Accumulated net realized gain (loss)
    from security transactions, futures
    contracts and foreign currencies......   (2,546,433)      4,839,678      37,306,198    (1,389,881)    1,816,154     7,609,576
  Net unrealized appreciation
    (depreciation) of investments, futures
    contracts and foreign currencies......      342,444      (1,928,741)     43,008,998   (11,175,614)    2,114,906     4,947,222
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS..........................  $73,366,077    $140,831,301    $420,481,366   $38,736,445   $44,812,872   $95,216,384
---------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING........................    6,667,728      10,711,259      18,608,284     4,078,523     2,803,411     5,515,632
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE................       $11.00          $13.15          $22.60         $9.50        $15.99        $17.26
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2000

                                             TRAVELERS       LAZARD            MFS         FEDERATED                  DISCIPLINED
                                              QUALITY     INTERNATIONAL     EMERGING         HIGH        FEDERATED      MID CAP
                                               BOND           STOCK          GROWTH          YIELD         STOCK         STOCK
                                             PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest................................  $ 4,446,550   $    618,495    $   2,416,230   $ 5,022,301   $    39,715   $  306,116
  Dividends...............................           --      2,263,681          931,638       117,732       877,969      582,454
  Less: Foreign withholding tax...........           --       (268,369)         (30,036)           --        (3,500)          --
  Less: Interest expense..................           --             --         (187,000)           --            --           --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................    4,446,550      2,613,807        3,130,832     5,140,033       914,184      888,570
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).......      196,245      1,111,513        3,459,333       290,236       278,953      449,733
  Administration fees (Note 2)............       36,420         81,127          276,747        26,791        26,780       38,549
  Audit and legal.........................       26,354         23,158           28,371        25,858        26,959       25,858
  Shareholder and system servicing fees...       14,908         16,510           17,901        15,417        16,008       17,114
  Shareholder communications..............        7,445         13,428           51,562         5,470         5,570        9,940
  Custody.................................        5,172        113,044          113,369         4,356         5,071       22,618
  Trustees' fees..........................        3,979          3,979            3,979         3,979         3,979        3,979
  Pricing service fees....................        2,904          8,354            1,576        21,179            --           --
  Registration fees.......................          996          1,394            3,967            --           397          637
  Other...................................        1,667          2,478            3,966           694         1,096        4,039
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..........................      296,090      1,374,985        3,960,771       393,980       364,813      572,467
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)..............    4,150,460      1,238,822         (829,939)    4,746,053       549,371      316,103
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
CURRENCIES (NOTES 3, 5 AND 7):
  Realized Gain (Loss) From:
    Security transactions (excluding
     short-term securities)...............   (1,285,751)     6,173,879       38,644,513    (1,154,652)    1,979,540    7,667,244
    Foreign currency transactions.........           --       (446,401)           1,936            --            --           --
    Futures contracts.....................           --             --               --            --            --      159,925
---------------------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)................   (1,285,751)     5,727,478       38,646,449    (1,154,652)    1,979,540    7,827,169
---------------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments, Futures
  Contracts and Foreign Currencies:
    Beginning of year.....................     (995,101)    17,819,382      185,626,513    (3,936,551)    3,245,758    4,533,694
    End of year...........................      342,444     (1,928,741)      43,008,998   (11,175,614)    2,114,906    4,947,222
---------------------------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
    (DEPRECIATION)........................    1,337,545    (19,748,123)    (142,617,515)   (7,239,063)   (1,130,852)     413,528
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES
  CONTRACTS AND FOREIGN CURRENCIES........       51,794    (14,020,645)    (103,971,066)   (8,393,715)      848,688    8,240,697
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS..............................   $4,202,254   $(12,781,823)   $(104,801,005)  $(3,647,662)   $1,398,059   $8,556,800
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2000


                                         TRAVELERS        LAZARD            MFS          FEDERATED                    DISCIPLINED
                                          QUALITY      INTERNATIONAL      EMERGING         HIGH         FEDERATED       MID CAP
                                           BOND            STOCK           GROWTH          YIELD          STOCK          STOCK
                                         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)........  $ 4,150,460    $  1,238,822     $   (829,939)   $ 4,746,053    $   549,371    $   316,103
  Net realized gain (loss)............   (1,285,751)      5,727,478       38,646,449     (1,154,652)     1,979,540      7,827,169
  Change in net unrealized
    appreciation (depreciation).......    1,337,545     (19,748,123)    (142,617,515)    (7,239,063)    (1,130,852)       413,528
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS...................    4,202,254     (12,781,823)    (104,801,005)    (3,647,662)     1,398,059      8,556,800
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...............   (2,975,955)     (3,151,892)              --     (4,325,900)      (499,440)       (86,500)
  Net realized gains..................           --      (4,240,191)     (24,261,927)            --     (1,987,461)    (2,943,719)
---------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS.....   (2,975,955)     (7,392,083)     (24,261,927)    (4,325,900)    (2,486,901)    (3,030,219)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares....   24,511,498     582,150,290      129,665,598      5,709,971      6,703,442     60,964,561
  Net asset value of shares issued for
    reinvestment of dividends.........    2,975,955       7,392,083       24,261,927      4,325,900      2,486,901      3,030,219
  Cost of shares reacquired...........  (14,686,058)   (547,093,994)     (17,336,803)   (13,141,429)   (12,900,822)   (19,372,734)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM FUND SHARE TRANSACTIONS......   12,801,395      42,448,379      136,590,722     (3,105,558)    (3,710,479)    44,622,046
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.....   14,027,694      22,274,473        7,527,790    (11,079,120)    (4,799,321)    50,148,627
NET ASSETS:
  Beginning of year...................   59,338,383     118,556,828      412,953,576     49,815,565     49,612,193     45,067,757
---------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR*........................  $73,366,077    $140,831,301     $420,481,366    $38,736,445    $44,812,872    $95,216,384
---------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed
  (overdistributed) net investment
  income of:..........................   $4,150,088       $(252,306)              --     $4,736,537       $549,201       $315,910
---------------------------------------------------------------------------------------------------------------------------------
* Includes accumulated net investment
  loss of:............................           --              --         $(10,086)            --             --             --
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)              FOR THE YEAR ENDED
                                                               DECEMBER 31, 1999

                                        TRAVELERS        LAZARD             MFS          FEDERATED                    DISCIPLINED
                                         QUALITY      INTERNATIONAL      EMERGING          HIGH         FEDERATED       MID CAP
                                          BOND            STOCK           GROWTH           YIELD          STOCK          STOCK
                                        PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss).......  $ 2,976,428    $   1,013,707    $    (670,930)   $ 4,344,456    $   496,911    $    86,387
  Net realized gain (loss)...........   (1,261,527)       4,385,655       26,455,783       (262,944)     1,828,158      2,852,806
  Change in net unrealized
    appreciation (depreciation)......   (1,118,482)      14,062,804      142,499,780     (2,817,118)      (497,141)     2,546,405
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
    OPERATIONS.......................      596,419       19,462,166      168,284,633      1,264,394      1,827,928      5,485,598
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............         (854)        (165,144)              --           (196)            --        (51,234)
  Net realized gains.................     (264,169)          (9,665)              --        (59,218)      (422,750)    (1,191,452)
---------------------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS....     (265,023)        (174,809)              --        (59,414)      (422,750)    (1,242,686)
---------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares...   29,891,910      197,628,753       79,979,145     14,870,243     14,331,819     21,999,045
  Net asset value of shares issued
    for reinvestment of dividends....      265,023          174,809               --         59,414        422,750      1,242,686
  Cost of shares reacquired..........   (6,657,341)    (151,542,392)      (5,369,326)    (7,307,816)    (1,967,681)    (1,876,706)
---------------------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND
    SHARE TRANSACTIONS...............   23,499,592       46,261,170       74,609,819      7,621,841     12,786,888     21,365,025
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS...............   23,830,988       65,548,527      242,894,452      8,826,821     14,192,066     25,607,937
NET ASSETS:
  Beginning of year..................   35,507,395       53,008,301      170,059,124     40,988,744     35,420,127     19,459,820
---------------------------------------------------------------------------------------------------------------------------------
  END OF YEAR*.......................  $59,338,383    $ 118,556,828    $ 412,953,576    $49,815,565    $49,612,193    $45,067,757
---------------------------------------------------------------------------------------------------------------------------------
  * Includes undistributed net
    investment income of:               $2,975,583       $1,092,663           $1,310     $4,325,509       $499,270        $86,307
---------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and thirteen other separate investment portfolios: U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Convertible Bond, MFS Research, MFS Mid Cap Growth, Disciplined Small Cap Stock, Strategic Stock, Zero Coupon Bond Fund Portfolio Series 2005, NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after a Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of Lazard International Stock, MFS Emerging Growth and Federated High Yield Portfolios to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and
(l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Lazard International Stock and MFS Emerging Growth Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Travelers Quality Bond ("TQB"), Lazard International Stock ("LIS"), MFS Emerging Growth ("MEG"), Federated High Yield ("FHY"), Federated Stock ("FSP") and Disciplined Mid Cap Stock ("DMCS") Portfolios. TQB, LIS, MEG, FHY, FSP and DMCS each pay TAMIC an investment advisory fee calculated at the annual rate of 0.3233%, 0.825%, 0.75%, 0.65%, 0.625% and 0.70%, respectively, of the average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into sub-advisory agreements with Lazard Freres Asset Management ("Lazard"), Massachusetts Financial Services ("MFS"), Federated Investment Counseling ("Federated") and Travelers Investment Management Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, Lazard, MFS and TIMCO are responsible for the day-to-day portfolio operations and investment decisions for LIS, MEG and DMCS, respectively. Federated is responsible for the day-to-day portfolio operations and investment decisions for FHY and FSP. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays Lazard 0.475% of LIS's average daily net assets.

          - TAMIC pays MFS 0.375% of MEG's average daily net assets.

          - TAMIC pays Federated 0.40% and 0.375% of the average daily net assets of FHY and FSP, respectively.

          - DMCS pays TIMCO 0.35% of DMCS's average daily net assets.

These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Portfolios' transfer agent. CFTC receives accounts fees and asset-based fees that vary according to the account size and type of account. During the year ended December 31, 2000, each Portfolio paid transfer agent fees of $5,000 to CFTC.

     One Trustee and all officers of the Trust are employees of Citigroup, or its subsidiaries.

     3.  INVESTMENTS

     During the year ended December 31, 2000, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), were as follows:

                         PORTFOLIO                             PURCHASES        SALES
-----------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio............................  $ 88,225,260   $ 87,156,943
Lazard International Stock Portfolio........................    89,096,005     48,333,347
MFS Emerging Growth Portfolio...............................   930,251,273    850,642,219
Federated High Yield Portfolio..............................     8,138,831     11,760,922
Federated Stock Portfolio...................................    10,587,561     15,864,857
Disciplined Mid Cap Stock Portfolio.........................    78,186,287     40,499,556
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 GROSS          GROSS       NET UNREALIZED
                                                               UNREALIZED     UNREALIZED     APPRECIATION
                         PORTFOLIO                            APPRECIATION   DEPRECIATION   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio............................  $ 1,145,607    $  (803,063)    $    342,544
Lazard International Stock Portfolio........................   12,440,157    (14,385,307)      (1,945,150)
MFS Emerging Growth Portfolio...............................   59,143,145    (16,134,123)      43,009,022
Federated High Yield Portfolio..............................    1,102,816    (12,278,430)     (11,175,614)
Federated Stock Portfolio...................................    8,368,020     (6,253,114)       2,114,906
Disciplined Mid Cap Stock Portfolio.........................   11,815,846     (6,896,930)       4,918,916
-----------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     LIS, MEG and DMCS Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2000, DMCS had the following open futures contracts.

                                             EXPIRATION     # OF        BASIS        MARKET     UNREALIZED
                                             MONTH/YEAR   CONTRACTS     VALUE        VALUE         GAIN
----------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS TO BUY:
S&P Mid Cap 400 Index......................     3/01         16       $4,152,894   $4,181,200    $28,306
----------------------------------------------------------------------------------------------------------

     6.  OPTIONS CONTRACTS

     The LIS, MEG, FHY and DMCS Portfolios may from time to time enter into option contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 2000, the Portfolios held no purchased call or put option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchase upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the year ended December 31, 2000, the Portfolios did not enter into any written covered call or put option contracts.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     LIS and MFS Portfolios may enter into forward foreign currency contracts.

     At December 31, 2000, LIS and MFS Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain
(loss) on the contracts reflected in the accompanying financial statements were as follows:

LAZARD INTERNATIONAL STOCK PORTFOLIO

                                                            LOCAL     MARKET    SETTLEMENT  UNREALIZED
                    FOREIGN CURRENCY                       CURRENCY   VALUE        DATE        LOSS
-------------------------------------------------------------------------------------------------------
TO BUY:
Euro.....................................................     1,223  $  1,149       1/2/01    $    (7)
Euro.....................................................    49,789    46,758       1/3/01       (134)
Euro.....................................................    29,747    28,045       1/4/01       (331)
-------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
  Foreign Currency Contracts.............................                                     $  (472)
-------------------------------------------------------------------------------------------------------

MFS EMERGING GROWTH PORTFOLIO

                                                            LOCAL     MARKET    SETTLEMENT  UNREALIZED
                    FOREIGN CURRENCY                       CURRENCY   VALUE        DATE     GAIN (LOSS)
-------------------------------------------------------------------------------------------------------
TO BUY:
Euro.....................................................   565,715  $531,254       1/2/01    $ 4,454
Euro.....................................................   366,828   344,499       1/3/01      3,624
British Pound............................................   193,401   288,931       1/3/01      2,195
British Pound............................................   103,892   155,212       1/4/01       (388)
British Pound............................................   343,864   513,735       1/5/01        201
-------------------------------------------------------------------------------------------------------
Net Unrealized Gain on Open Forward
  Foreign Currency Contracts.............................                                     $10,086
-------------------------------------------------------------------------------------------------------

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     9.  LENDING OF PORTFOLIO SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by a Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investments of amounts received as collateral.

     At December 31, 2000, LIS Portfolio loaned common stocks having a value of approximately $4,839,142 and holds the following collateral for loaned securities:

                    SECURITY DESCRIPTION                        VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  Banco Bilbao Viz Argentaria, London, 6.938% due 1/2/01....  $  251,041
  Bank of Ireland, 7.000% due 1/2/01........................     251,041
  Bank of Nova Scotia London, 6.875% due 1/2/01.............     251,041
  Banque Bruxelles Lambert, London, 7.000% 1/2/01...........     251,041
  Barclay's Bank PLC, 7.500% due 1/2/01.....................     251,041
  Caisse National de Credit Agricole, 7.500% due 1/2/01.....     251,041
  Commerzbarnk AG, Frankfurt, 7.000% due 1/2/01.............     251,041
  Credit Suisse, London, 7.250% due 1/2/01..................     251,041
  Deutsche Bank London, 7.500% due 1/2/01...................     251,041
  Hamburgische Landesbank, London, 7.250% due 1/2/01........     251,041
  Landesbank Hessen Thuringen, 7.125% due 1/2/01............     251,041
  Lloyds Bank PLC London, 6.750% due 1/2/01.................     251,041
  Natwest Bank London, 6.938% due 1/2/01....................     251,041
  Rabobank, London, 7.000% due 1/2/01.......................     251,041
  Svenska Stockholm, 7.500% due 1/2/01......................     251,041
  Swedbank, London, 7.50% due 1/2/01........................     100,416
  Toronto Dominion-London, 7.000% due 1/2/01................     251,041
  Unibank, 7.250% due 1/2/01................................     251,041
  Unicredito Grand Cayman, 7.000% due 1/2/01................     251,041
REPURCHASE AGREEMENTS:
  Merrill Lynch SEC/MLPFS, 6.750% due 1/2/01................     251,041
  CS First Boston Corp., 6.680% due 1/2/01..................     216,118
------------------------------------------------------------------------
Total.......................................................  $5,086,313
------------------------------------------------------------------------

   Interest income earned by LIS Portfolio from securities loaned for the year ended December 31, 2000 was $41,069.

   10.  CAPITAL LOSS CARRYFORWARDS

   At December 31, 2000, TQB Portfolio and FHY Portfolio had, for Federal income tax purposes, approximately $2,146,000 and $985,000, respectively, of capital loss carryforward available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31, of the year indicated:

                         PORTFOLIO                               2007         2008
-------------------------------------------------------------------------------------
TQB.........................................................  $1,103,000   $1,043,000
FHY.........................................................     182,000      803,000
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   11.  SHARES OF BENEFICIAL INTEREST

   The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                   YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 2000    DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO
Shares sold.................................................         2,260,210            2,774,520
Shares issued on reinvestment...............................           283,154               24,905
Shares reacquired...........................................        (1,359,821)            (616,330)
------------------------------------------------------------------------------------------------------
Net Increase................................................         1,183,543            2,183,095
------------------------------------------------------------------------------------------------------
LAZARD INTERNATIONAL STOCK PORTFOLIO
Shares sold.................................................        41,688,670           13,982,539
Shares issued on reinvestment...............................           530,658               12,930
Shares reacquired...........................................       (39,085,646)         (10,531,940)
------------------------------------------------------------------------------------------------------
Net Increase................................................         3,133,682            3,463,529
------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH PORTFOLIO
Shares sold.................................................         4,548,516            4,058,111
Shares issued on reinvestment...............................           888,390                   --
Shares reacquired...........................................          (676,430)            (291,389)
------------------------------------------------------------------------------------------------------
Net Increase................................................         4,760,476            3,766,722
------------------------------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO
Shares sold.................................................           531,586            1,297,954
Shares issued on reinvestment...............................           424,524                5,180
Shares reacquired...........................................        (1,232,837)            (637,578)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................          (276,727)             665,556
------------------------------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO
Shares sold.................................................           431,914              870,702
Shares issued on reinvestment...............................           168,147               24,737
Shares reacquired...........................................          (832,823)            (121,595)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................          (232,762)             773,844
------------------------------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO
Shares sold.................................................         3,588,104            1,570,920
Shares issued on reinvestment...............................           186,705               89,337
Shares reacquired...........................................        (1,146,060)            (130,320)
------------------------------------------------------------------------------------------------------
Net Increase................................................         2,628,749            1,529,937
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

    TRAVELERS QUALITY BOND PORTFOLIO       2000(1)         1999(1)        1998         1997        1996(2)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR......    $10.82          $10.76        $10.36      $10.10        $10.00
-----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)..............      0.73            0.64          0.37        0.43          0.19
  Net realized and unrealized gain
     (loss).............................      0.00*          (0.51)         0.51        0.29          0.16
-----------------------------------------------------------------------------------------------------------
Total Income From Operations............      0.73            0.13          0.88        0.72          0.35
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.................     (0.55)          (0.00)*       (0.37)      (0.43)        (0.19)
  Net realized gains....................        --           (0.07)        (0.11)      (0.03)        (0.06)
-----------------------------------------------------------------------------------------------------------
Total Distributions.....................     (0.55)          (0.07)        (0.48)      (0.46)        (0.25)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR............    $11.00          $10.82        $10.76      $10.36        $10.10
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN............................      6.97%           1.09%         8.49%       7.14%         3.56%++
-----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).........   $73,366         $59,338       $35,507      $9,468        $5,273
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)........................      0.49%           0.54%         0.63%       0.75%         0.75%+
  Net investment income.................      6.81            5.86          5.51        5.80          5.62+
-----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.................       157%            357%          364%        295%           35%
-----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(3) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $10,901 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.03                                1.13%
1996                          0.03                                1.76+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

     LAZARD INTERNATIONAL STOCK PORTFOLIO         2000(1)       1999(1)      1998(1)      1997      1996(2)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............     $15.65       $12.88       $11.57      $10.78     $10.00
------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3).....................       0.13         0.17         0.10        0.05       0.02
  Net realized and unrealized gain (loss)......      (1.88)        2.63         1.37        0.87       0.76
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............      (1.75)        2.80         1.47        0.92       0.78
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................      (0.32)       (0.03)       (0.04)      (0.09)        --
  Net realized gains...........................      (0.43)       (0.00)*      (0.12)      (0.04)        --
------------------------------------------------------------------------------------------------------------
Total Distributions............................      (0.75)       (0.03)       (0.16)      (0.13)        --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................     $13.15       $15.65       $12.88      $11.57     $10.78
------------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................     (11.50)%      21.78%       12.59%       8.50%      7.80%++
-------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................   $140,831     $118,557      $53,008     $14,229     $4,322
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)...............................       1.02%        1.06%        1.25%       1.25%      1.25%+
  Net investment income........................       0.92         1.25         0.78        0.66       0.42+
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................         39%          35%          44%         22%         9%
------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from August 1, 1996 (commencement of operations) to December 31, 1996.

(3) Travelers Insurance has waived all or a portion of its fees the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $12,454 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.03                                1.76%
1996                          0.07                                2.87+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

        MFS EMERGING GROWTH PORTFOLIO           2000(1)      1999(1)      1998(1)       1997       1996(2)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...........    $29.82       $16.87        $12.56      $10.55      $10.00
-----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)(3)............     (0.05)       (0.06)        (0.07)      (0.03)       0.03
  Net realized and unrealized gain (loss)....     (5.70)       13.01          4.38        2.26        0.57
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..........     (5.75)       12.95          4.31        2.23        0.60
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income......................        --           --            --          --       (0.03)
  Net realized gains.........................     (1.47)          --            --       (0.21)      (0.01)
  Capital....................................        --           --            --       (0.01)      (0.01)
-----------------------------------------------------------------------------------------------------------
Total Distributions..........................     (1.47)          --            --       (0.22)      (0.05)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.................    $22.60       $29.82        $16.87      $12.56      $10.55
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN.................................    (20.13)%      76.76%        34.32%      21.15%       6.00%++
-----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..............  $420,481     $412,954      $170,059     $70,347     $12,924
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Interest expenses..........................      0.04%          --            --          --          --
  Other expenses(3)(4).......................      0.86         0.87%         0.89%       0.95%       0.95%+
  Total expenses.............................      0.90         0.87          0.89        0.95        0.95+
  Net investment income (loss)...............     (0.18)       (0.29)        (0.47)      (0.40)       0.55+
-----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE......................       203%         168%           77%         94%         49%
-----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(3) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $16,407 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.01                                1.05%
1996                          0.06                                2.09+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

         FEDERATED HIGH YIELD PORTFOLIO             2000        1999       1998       1997      1996(1)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............    $11.44      $11.11     $11.34     $10.42     $10.00
--------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)......................      1.25        1.01       0.71       0.60       0.31
  Net realized and unrealized gain (loss).......     (2.11)      (0.67)     (0.18)      1.01       0.46
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............     (0.86)       0.34       0.53       1.61       0.77
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................     (1.08)      (0.00)*    (0.71)     (0.60)     (0.31)
  Net realized gains............................        --       (0.01)     (0.05)     (0.09)     (0.04)
--------------------------------------------------------------------------------------------------------
Total Distributions.............................     (1.08)      (0.01)     (0.76)     (0.69)     (0.35)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................     $9.50      $11.44     $11.11     $11.34     $10.42
--------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................     (8.15)%      3.10%      4.71%     15.45%      7.61%++
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................   $38,736     $49,816    $40,989    $14,049     $5,381
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)................................      0.88%       0.84%      0.90%      0.95%      0.95%+
  Net investment income.........................     10.61        9.15       8.60       8.82       8.78+
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................        19%         23%        31%        43%        23%
--------------------------------------------------------------------------------------------------------

(1) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(2) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $9,268 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.01                                1.14%
1996                          0.04                                2.19+

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

           FEDERATED STOCK PORTFOLIO                2000        1999       1998       1997      1996(1)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............    $16.34      $15.66     $13.83     $11.10     $10.00
--------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(2)......................      0.21        0.16       0.13       0.10       0.06
  Net realized and unrealized gain..............      0.33        0.68       2.33       3.60       1.20
--------------------------------------------------------------------------------------------------------
Total Income From Operations....................      0.54        0.84       2.46       3.70       1.26
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................     (0.18)         --      (0.13)     (0.10)     (0.06)
  Net realized gains............................     (0.71)      (0.16)     (0.50)     (0.87)     (0.09)
  Capital.......................................        --          --         --         --      (0.01)
--------------------------------------------------------------------------------------------------------
Total Distributions.............................     (0.89)      (0.16)     (0.63)     (0.97)     (0.16)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................    $15.99      $16.34     $15.66     $13.83     $11.10
--------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................      3.77%       5.34%     17.84%     33.41%     12.61%++
--------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................   $44,813     $49,612    $35,420    $12,100     $3,380
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)................................      0.82%       0.82%      0.91%      0.95%      0.95%+
  Net investment income.........................      1.23        1.14       1.14       1.11       1.55+
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................        24%         23%        31%        74%        11%
--------------------------------------------------------------------------------------------------------

(1) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.

(2) Travelers Insurance has waived all or a portion of its fees for the year ended December 31, 1997 and the period ended December 31, 1996. In addition, Travelers Insurance has reimbursed the Portfolio for $15,460 of the Portfolio's expenses for the period ended December 31, 1996. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1997                         $0.02                                1.16%
1996                          0.08                                3.03+

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

        DISCIPLINED MID CAP STOCK PORTFOLIO            2000(1)       1999(1)        1998         1997(2)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..................    $15.61        $14.34        $12.47        $10.00
---------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income(3)..........................      0.08          0.02          0.04          0.06
  Net realized and unrealized gain..................      2.46          1.84          2.05          3.37
---------------------------------------------------------------------------------------------------------
Total Income From Operations........................      2.54          1.86          2.09          3.43
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............................     (0.03)        (0.02)           --         (0.06)
  Net realized gains................................     (0.86)        (0.57)        (0.22)        (0.90)
---------------------------------------------------------------------------------------------------------
Total Distributions.................................     (0.89)        (0.59)        (0.22)        (0.96)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR........................    $17.26        $15.61        $14.34        $12.47
---------------------------------------------------------------------------------------------------------
TOTAL RETURN........................................     16.61%        13.47%        16.91%        34.38%++
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).....................   $95,216       $45,068       $19,460        $6,169
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)....................................      0.88%         0.95%         0.95%         0.95%+
  Net investment income.............................      0.49          0.28          0.48          0.85+
---------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............................        67%           71%          109%           74%
---------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from April 1, 1997 (commencement of operations) to December 31, 1997.

(3) Travelers Insurance has waived all or a portion of its fees for the years ended December 31, 1999, December 31, 1998 and the period ended December 31, 1997. In addition, Travelers Insurance has reimbursed the Portfolio for $13,500, $29,138 and $3,564 of the Portfolio's expenses for the years ended December 31, 1999, December 31, 1998 and for the period ended December 31, 1997. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

                      PER SHARE DECREASES                EXPENSE RATIOS WITHOUT
                    IN NET INVESTMENT INCOME         FEE WAIVERS AND REIMBURSEMENT
                    ------------------------         ------------------------------
1999                         $0.01                                0.99%
1998                          0.02                                1.22
1997                          0.08                                1.82+

(4) As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.95%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, and Disciplined Mid Cap Stock Portfolios ("Portfolios") of the Travelers Series Trust ("Trust") as of December 31, 2000 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the three-year period then ended and for the period from April 1, 1997 (commencement of operations) to December 31, 1997 with respect to the Disciplined Mid Cap Stock Portfolio, for the four-year period ended December 31, 2000 and for the period from August 30, 1996 (commencement of operations) to December 31, 1996 with respect to the Travelers Quality Bond, MFS Emerging Growth, Federated High Yield and Federated Stock Portfolios, and for the four-year period ended December 31, 2000 and for the period from August 1, 1996 (commencement of operations) to December 31, 1996 with respect to the Lazard International Stock Portfolio. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2000, the result of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ KPMG LLP

New York, New York
February 9, 2001

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 2000:

     - Percentages of ordinary dividends paid as qualifying for the dividends received deduction:

            MFS Emerging Growth Portfolio          2.00%
            Federated Stock Portfolio            100.00
            Disciplined Mid Cap Stock
            Portfolio                             14.53

     - Total long-term capital gain distributions paid:

            Lazard International
            Portfolio                        $3,354,877
            MFS Emerging Growth Portfolio     9,696,193
            Federated Stock Portfolio         1,987,461
            Disciplined Mid Cap Stock
            Portfolio                           977,479

The following percentages of ordinary dividends paid by the Trust from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

            Travelers Quality Bond Portfolio     13.03%

                               Investment Advisor

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodians

                               PFPC TRUST COMPANY
                         THE CHASE MANHATTAN BANK, N.A.

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock and Disciplined Mid Cap Stock Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company, and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Annual) (2-01) Printed in U.S.A.

THE TRAVELERS VARIABLE

PRODUCTS FUNDS

ANNUAL REPORTS
December 31, 2000

[UMBRELLA GRAPHICS]



           THE TRAVELERS SERIES TRUST:

           CONVERTIBLE BOND PORTFOLIO
           STRATEGIC STOCK PORTFOLIO
           DISCIPLINED SMALL CAP STOCK PORTFOLIO
           MFS MID CAP GROWTH PORTFOLIO
           MFS RESEARCH PORTFOLIO







[TRAVELERS LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Travelers Series
Trust -- Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios ("Portfolio(s)")(1) for the year ended December 31, 2000. In this report, we have summarized the period's prevailing economic and market conditions and outlined each Portfolio's investment strategy. We hope you find this report to be useful and informative.

The Performance of the Travelers Series Trust (December 31, 1999 -- December 31, 2000)(2)
------------------------------------------------------------------------------------------
Convertible Bond Portfolio.....................................                12.51%
Strategic Stock Portfolio......................................                10.22
Disciplined Small Cap Stock Portfolio..........................                 2.10
MFS Mid Cap Growth Portfolio...................................                 9.29
MFS Research Portfolio.........................................                (5.58)

MARKET AND ECONOMIC OVERVIEW

Stock markets fell around the world in the fourth quarter of 2000. The more speculative the market, the harder the fall. Returns for calendar year 2000 followed the same pattern -- a startling contrast to 1999 when markets went up dramatically.

The broad stock market, as measured by the Standard and Poor's 500 Index ("S&P 500"),(3) declined 9.10% during the 12 months ended December 31, 2000. The Russell 1000 Value Index(4) bucked the down-trend that was prevalent in most market indices, rising a modest 7.01% during the same period. The generally faster growing stocks that comprise the Nasdaq Composite Index,(5) however, fell 39.29% in 2000, its worst year since its inception in 1971. The Nasdaq Composite Index's heavy technology component exacerbated the decline, as many investors sold their technology-related issues due to concerns regarding the valuations assigned to most stocks in the sector. (Past performance is not indicative of future results.)

This contrast is even more dramatic considering the performance of the Nasdaq Composite Index in 1999. In 1999 the Nasdaq Composite Index climbed
85.59% -- its best year since 1971. Technology stocks had a significantly positive impact in 1999. But with the rapid decline of this sector in 2000, the Nasdaq Composite Index gave back most of its 1999 gains. What caused this volatility? Why did the Nasdaq Composite Index swing from its best year ever to its worst performing year?

We think the answer can be summed up in one word: earnings -- or in many cases their failure to materialize. Technology stocks went up in 1999 as current earnings and future earnings growth estimates rose. The sector hit its peak in March 2000, then dramatically weakened as it became clearer that the growth of the U.S. economy and earnings estimates were slowing. The price declines were accentuated by high valuations, but the fundamental cause of the downdraft was that most investors were concerned about the level and growth rate of future earnings.

---------------

 1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

 2 The performance returns do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of each Portfolio. Past performance is not indicative of future results

 3 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

 4 The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

 5 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

The stock market's attention to earnings is understandable, as estimates have been declining over the past year. For example, consensus 2001 estimates for the S&P 500 operating earnings have slipped from a high of $63.25 to $62.15 by year end. Earnings estimates have been trimmed because of declining expectations for sales. While corporate margins, or profitability per dollar of revenues, generally continue to be strong, revenues have been lower than analysts originally anticipated.

Although the stock market viewed a slowing U.S. economy unfavorably, the bond market saw it as a positive. A slowing economy generally decreases inflationary pressure and increases the probability that the Federal Reserve Board ("Fed") may ease interest rates. As a result, bond investors enjoyed strong performance in the fourth quarter of 2000.

The overall investment-grade(6) bond market returned 4.2%, as measured by the Salomon Smith Barney Broad Investment Grade Bond Index ("Salomon Smith Barney Index"),(7) short-term investments, as represented by three-month U.S. Treasury Bills, returned 1.6% for the fourth quarter of 2000. High-yield bonds were the one segment of the bond market with negative performance for the fourth quarter of 2000. Because high-yield bond returns are inversely related to credit risk, a slowing economy and the implied increase in credit risk caused high-yield bond performance to lag other bond returns during the fourth quarter. (Past performance is not indicative of future results.)

For 2000 overall, most sectors of the bond market performed better than most sectors of the stock market. The general bond market, again as reflected in the Salomon Smith Barney Index and the three-month Treasury Bills, returned 11.6% and 6.0%, respectively. So in this volatile year for the markets, those investors who assumed less risk and invested in bonds generally fared far better than those who ventured into the more speculative sectors of the stock market.

The Fed's primary responsibility is monetary policy and the setting of short-term interest rates in the U.S. economy. We believe that under Chairman Alan Greenspan, the Fed has done a good job of managing the U.S. economy. It has brought down inflation while maintaining the longest modern economic expansion. The Fed has enabled the economy to grow rapidly -- quickly enough that some economists initially feared a resurgence of inflation. But the Fed recognized that one of the primary drivers of this expansion, soaring capital investments, has in fact led to a jump in productivity. Higher productivity has in turn enabled the economy to grow more quickly without triggering inflation.

In mid-1999, however, the Fed began to grow concerned that despite the benefits of higher productivity, the economy was growing too quickly. In response to this rate of growth, the Fed began to increase short-term interest rates, raising them six times, with the final interest rate hike in May 2000.

Once again, the Fed appeared to be successful. The growth of the economy slowed and retail sales weakened and job growth declined, with 230,000 net new jobs created in the fourth quarter of 2000 versus 773,000 in the fourth quarter of 1999. Now the only debate among economists seems to be whether the economy in 2001 will have a "hard landing" (i.e., 1% or less gross domestic product "GDP"(8) growth) or a "soft landing" (i.e., 2% or more GDP growth).

The Fed has acted decisively by lowering short-term interest rates by 50 basis points(9) on January 3, 2001.(10) Presumably the Fed, too, was worried about the possibility of a "hard landing." And at least initially, the central bank's most recent action has been warmly received by stock investors, with a more muted response by bond buyers.

---------------

 6 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's
   Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

 7 The Salomon Smith Barney Index includes institutionally traded U.S. Treasury
   Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly an index.

 8 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.

 9 A basis point is 0.01% or one one-hundredth of a percent.

10 On January 31, 2001, after this commentary was written the Fed cut interest rates by an additional one half-point.

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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

CONVERTIBLE BOND PORTFOLIO

The Convertible Bond Portfolio ("Portfolio") seeks to provide investors with current income and capital appreciation by investing in convertible securities and in combinations of non-convertible bonds and warrants or call options that together resemble convertible securities.(11)

For the year ended December 31, 2000, the Portfolio returned 12.51%. In comparison, the Merrill Lynch Investment Grade Convertible Bond Index ("Merrill Lynch Index")(12) returned 3.03% for the same period. Past performance is not indicative of future results.

The Portfolio is managed to have the characteristics of a traditional convertible security, where the convertible price sensitivity averages 50% to 70% of the stock's movement while staying reasonably close to the bond's value, to help protect against large declines in the stock price. The manager typically begins selling issues when they are 50% above their initial offering price.

The end of the fourth quarter of 2000 marked the end of a turbulent year and many convertible bond investors wondered about the opportunities. Absent this year were the rapidly increasing technology and telecommunications convertible securities that dominated market performance in 1999.

According to the manager, the Portfolio's significant outperformance versus the Merrill Lynch Index was driven by several factors, including:

     - The manager's move to an overweight position, relative to the Merrill Lynch Index, in the utilities and energy sectors and underweighted position in technology and telecommunications sectors;

     - The manager's strict valuation discipline that seeks to extract "cheapness" from their robust convertible universe; and

     - The Portfolio's investment-grade bias ahead of flight to quality.

From historical perspectives, the convertible market is approaching more normal valuations. During the period, the rapid deterioration of implied bond floors was swift and unstoppable. Credit spreads(13) widened as earnings estimates were lowered, and as a result, many convertible bond funds realized the dual importance of reasonable valuations and careful assessment of risk.

Looking ahead to 2001, the manager remains positive regarding the prospects of the convertible market. The manager also believes that further Fed action and lower credit spreads stand to benefit convertibles in general and the manager's investment strategy in particular. In addition, the income from the Portfolio should remain relatively high and continue to act as a hedge versus volatile stock markets. (Of course, no guarantees can be given that this will occur.)

STRATEGIC STOCK PORTFOLIO

The Strategic Stock Portfolio ("Portfolio") seeks to provide investors with relatively high yield potential. The managers invest in the ten highest dividend yielding stocks from the Dow Jones Industrial Average ("DJIA")(14) each month. To supplement the original ten DJIA stocks, another fifteen stocks are selected from the S&P 500 based on dividend yield

---------------

11 Convertible securities are bonds or preferred stocks that can be converted into a preset number of shares of common stocks after a predetermined date. Warrants are types of securities that, are usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at a time of issuance for a period of a year or to perpetuity. Call options are rights to buy 100 shares of a particular stock index at a predetermined price before a preset deadline, in exchange for a premium.

12 The Merrill Lynch Index comprises of approximately 115 investment grade convertible bond issues. The index excludes those issues that have mandatory conversion features. Please note that an investor cannot invest directly in an index.

13 Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

14 DJIA is a price-weighted average of 30 actively traded blue-chip stocks.
   Figures for the DJIA include reinvestment of dividends. Please note that an investor cannot invest directly in an index.

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ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

and subject to a high standard of quality ranking by Standard & Poor's. The list of 25 stocks is recreated each month for the investment of new deposits.

For the year ended December 31, 2000, the Portfolio returned 10.22%. In comparison, the DJIA returned negative 4.69% for the same period. Past performance is not indicative of future results.

The second half of 2000 was characterized by an economic slowdown in many global markets, including the U.S. With these slowing U.S. economic conditions, many investors sold growth stocks(15) amid concerns that a slower economy might adversely affect corporate earnings. For their part, central banks throughout the world generally held interest rates steady throughout the second half of 2000.

These shifts in U.S. economic growth, monetary policy and investor sentiment made 2000 a highly volatile and challenging year for large multinational companies. Perhaps the most notable global stock market trend of 2000 was the sharp decline in the technology and telecommunications industry sectors, which many investment professionals attributed to unrestrained investor enthusiasm for companies that they believed would prosper in the "New Economy."

In order to help reduce the effects of recent market volatility, the managers diversified the Portfolio across a number of different sectors. As of December 31, 2000, the Portfolio was allocated in 21 different sectors. Also, as of December 31, 2000, the Portfolio's largest positions were in the chemicals (10.6%), pharmaceuticals (9.1%) and tobacco (8.7%) sectors.

DISCIPLINED SMALL CAP STOCK PORTFOLIO

The Disciplined Small Cap Stock Portfolio ("Portfolio") seeks long-term capital appreciation by investing primarily in the common stocks of companies with relatively small market capitalizations.

For the year ended December 31, 2000, the Portfolio returned 2.10%. In comparison, the Russell 2000 Index(16) returned a negative 3.02% for the same period. Past performance is not indicative of future results.

The Portfolio is designed to provide qualified exposure to the small-capitalization sector of the U.S. stock market. Stock selection is based on a disciplined quantitative screening process that favors companies that are able to grow earnings above consensus expectations and offer what are believed to be competitive values.

To a large degree, the performance of the Russell 2000 Index over the past year reflected broader trends in the U.S. economy. When the U.S. economy was growing robustly during the first half of 2000, the growth areas of the small-capitalization stock market also generally grew, and the market leaders early in the period were the stocks that many investors expected would benefit most from a strong economy. The Fed continued to move toward a more restrictive monetary policy during the first six months of 2000, raising short-term interest rates three times during the period in an effort to constrain U.S. economic growth and forestall long-dormant inflationary pressures.

The Fed's monetary policies apparently were effective, because the second half of 2000 saw an economic slowdown in the U.S. With these slowing economic conditions, many investors changed their emphasis and sold growth stocks amidst concerns that a slower U.S. economy might adversely affect corporate earnings. Investor sentiment shifted instead to long-neglected value stocks(17) that they believed were selling at more reasonable prices relative to their earnings and other measures of value. The Fed held interest rates steady throughout the second half of 2000.

---------------

15 Growth stocks generally provide an opportunity for more capital appreciation than fixed income investments but are subject to greater market fluctuation.

16 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

17 Value stocks are the shares of those companies whose shares are considered to be inexpensive relative to their asset values or earning power

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These shifts in U.S. economic growth, monetary policy and investor sentiment made 2000 a highly volatile and challenging year for the U.S. stock market, including small-capitalization stocks. Within the small-capitalization market, performance was widely divergent between growth-oriented stocks such as technology companies and value-oriented stocks such as energy and healthcare providers. That is mainly because, during the first quarter of 2000, many investors turned away from the most highly valued companies and toward more reasonably valued companies.

Perhaps one of the most notable stock market trends of 2000 across all capitalization ranges was the sharp decline in technology, telecommunications and other growth-oriented sectors. After five years of producing annualized gains of more than 20%, the technology-laden Nasdaq Composite Index (which shares some holdings with the Russell 2000 Index but also includes stocks that are too large for inclusion in the Russell 2000 Index) fell nearly 50% between its March 2000 high and its December 2000 low. Many investment professionals attribute the technology industry group's weakness to unrestrained investor enthusiasm for companies that they believed would prosper in the "New Economy."

MFS MID CAP GROWTH PORTFOLIO

The MFS Mid Cap Growth Portfolio ("Portfolio") seeks long-term capital appreciation. For the year ended December 31, 2000, the Portfolio returned 9.29%. In comparison, the Russell 2000 Index and the Russell Midcap Growth Index(18) returned a negative 3.02% and 11.75%, respectively, for the same period. Past performance is not indicative of future results.

As a mid-cap portfolio, the managers look for growing businesses that have made the transition from small capitalization to mid capitalization companies. Usually that means the Portfolio will look to invest in industries where the competitive field has narrowed down to just a few companies. The investment team's goal is to use their exhaustive research to pick the company or companies that might dominate the field, and to invest in those companies early, before the market recognizes their true worth. (Of course, no guarantees can be given that this will in fact in fact occur.)

For much of 2000, investors endured a global market correction that began in technology and dragged down the overall market. In the second half of 2000, the managers believe the downturn was deepened by a string of major disappointments in three of the biggest recent drivers of technology growth: personal computers
(PCs), cellular handsets and operators, and telecommunications infrastructure.

The growth rate of PC sales slowed dramatically in 2000, culminating in a poor Christmas selling season. The cellular industry found it harder to acquire new customers as the number of existing consumers with cellular phones increased. As a result, industry growth came down significantly from the approximately 35% rate of previous years. In addition, intense competition among wireless carriers drove down prices, making each customer less profitable.

The managers believe the Portfolio performed solidly during the period as a result of:

     - Thorough research;

     - Adherence to their basic strategies even in volatile markets;

     - Opportunities to buy good companies early; and to use the market correction to invest in a number of second-chance stocks; and

     - The Portfolio's low technology weighting relative to other mid-cap portfolios and the Portfolio's holdings in what the managers believed to be the better names in technology and other sectors -- firms that held up comparatively well in the correction.

---------------

18 Russell Midcap Growth Index measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

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Looking forward, one area where the managers see solid opportunity -- and one of the largest concentrations in the Portfolio -- is in what they view as secure Internet infrastructure companies. In their view, issues such as transaction costs, security, and virus protection are huge problems that need to be resolved before the Internet can fulfill its promise as a medium for commerce. Companies offering infrastructure solutions to Internet applications provide the necessary framework that allows the Internet to function on a commercial basis. (Of course, the managers' investment strategy may not perform well if their expectations do not come true.)

MFS RESEARCH PORTFOLIO

The MFS Research Portfolio ("Portfolio") seeks long-term capital appreciation and future income. For the year ended December 31, 2000, the Portfolio returned a negative 5.58%. In comparison, the S&P 500 returned a negative 9.10% for the same period. Past performance is not indicative of future results.

To state the obvious, historically, investment trends and styles have gone in and out of favor with investors. This partially explains the weakness recently seen in the stock market. The managers do not look to determine when value or growth, small-cap or large-cap stocks may move in and out of the spotlight. Instead, they focus on trying to identify what they deem to be dominant business franchises with outstanding managements that are driving accelerating earnings growth.

The Portfolio's managers use a "bottom-up"(19) approach based on intensive hands-on research and the best ideas of their analysts. This strategy has led them to some very rewarding growth opportunities, and the managers believe it may continue to provide solid long-term performance relative to the Portfolio's competitors. (Of course, there are no guarantees made that this will in fact occur.)

During one of the most difficult periods for stock investors in over 20 years, the managers believe their focus on in-depth research was critical to the Portfolio's performance versus the S&P 500 during the period.

The managers believe the quality of their research determines whether the Portfolio produces positive or negative performance over the long term. However, they think their investment process also highlights how diversification can aid performance during periods of volatility and weakness because the Portfolio's committee of 35 stock analysts, covering numerous sectors and industries, enables the managers to feel confident that the Portfolio holds what they believe to be the "best ideas" across a broad representation of businesses.

In addition, despite the weakness in the technology and telecommunications sectors, many of the managers' holdings in these sectors held up well during the period, and the managers used market weakness to buy what they believe to be top-quality companies at lower prices. While the sell off the managers have seen in these sectors may keep investors at bay in the short term, the managers continue to see exciting opportunities for growth. As a result, they have maintained or added to some technology and telecommunications holdings where they continue to see strong demand for their products and services. In addition, in an effort to reduce the risks the Portfolio is exposed to in these sectors, the managers have tended to focus on companies that they view as more stable and long-term predictable growers in areas such as networking, fiberoptics, computer systems and data storage.

Looking ahead at 2001, the managers believe the past several months highlight the value of remaining diversified among a broad array of stocks and sectors. The managers plan to continue to adhere to the Portfolio's diversified structure, while at the same time looking for stocks that offer strong and sustainable growth rates, improving fundamentals, and competitive valuations. While past performance is no guarantee of future results, historically, this approach has benefited the Portfolio's performance in both stable and volatile market environments.

---------------

19 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

Thank you for your investment in The Travelers Series Trust -- Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 24, 2001

THE INFORMATION PROVIDED IN THIS COMMENTARY REPRESENTS THE OPINION OF THE MANAGERS AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIOS. PLEASE REFER TO PAGES 11 THROUGH 33 FOR A LIST AND PERCENTAGE BREAKDOWN OF EACH PORTFOLIO'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE PORTFOLIOS' HOLDINGS IS OF DECEMBER 31, 2000 AND IS SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CONVERTIBLE BOND PORTFOLIO AS OF 12/31/00 (UNAUDITED)
--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS
           ----------------------------
    Year Ended 12/31/00                  12.51%
    5/1/98* through 12/31/00             11.86%
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 12/31/00             34.86%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through December 31, 2000. The Merrill Lynch Investment Grade Convertible Bond Index is comprised of 115 investment grade convertible bond issues. The Index excludes those issues that have mandatory conversion features. (Investment grade bonds are those rated in one of the four highest rating categories by any nationally recognized statistical rating organization.)

[LINE GRAPH]

                                                                                                  MERRILL LYNCH INVESTMENT GRADE
                                                                 CONVERTIBLE BOND PORTFOLIO           CONVERTIBLE BOND INDEX
                                                                 --------------------------       ------------------------------
5/1/98                                                                    10000                              10000
6/98                                                                      10120                               9849
12/98                                                                     10098                              10387
6/99                                                                      10889                              11057
12/99                                                                     11987                              11594
6/00                                                                      13252                              12668
12/31/00                                                                  13486                              11846

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- STRATEGIC STOCK PORTFOLIO AS OF 12/31/00 (UNAUDITED)
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
    Year Ended 12/31/00                 10.22%
    5/1/98* through 12/31/00             3.91%
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 12/31/00            10.79%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through December 31, 2000. The Dow Jones Industrial Average is a price weighted average based on the price only performance of 30 blue chip stocks.

[LINE GRAPH]

                                                                 STRATEGIC STOCK PORTFOLIO         DOW JONES INDUSTRIAL AVERAGE
                                                                 -------------------------         ----------------------------
5/1/98                                                                     10000                              10000
6/98                                                                        9690                               9904
12/98                                                                       9576                              10250
6/99                                                                       10760                              12350
12/99                                                                      10051                              13048
6/00                                                                        9372                              11947
12/31/00                                                                   11079                              12334

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DISCIPLINED SMALL CAP STOCK PORTFOLIO AS OF 12/31/00 (UNAUDITED)
--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS
           ----------------------------
    Year Ended 12/31/00                   2.10%
    5/1/98* through 12/31/00              3.41%
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 12/31/00              9.36%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through December 31, 2000. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ.
[Line Graph]

                                                                DISCIPLINED SMALL CAP STOCK
                                                                         PORTFOLIO                      RUSSELL 2000 INDEX
                                                                ---------------------------             ------------------
5/1/98                                                                     10000                              10000
6/98                                                                        9540                               9481
12/98                                                                       8896                               8806
6/99                                                                        9588                               9623
12/99                                                                      10711                              10676
6/00                                                                       11106                              11001
12/31/00                                                                   10936                              10354

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS MID CAP GROWTH PORTFOLIO AS OF 12/31/00
(UNAUDITED)
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
    Year Ended 12/31/00                   9.29%
    3/23/98* through 12/31/00            23.67%
              CUMULATIVE TOTAL RETURN
              -----------------------
    3/23/98* through 12/31/00            80.31%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through December 31, 2000. The Russell Midcap Growth Index measures the performance of these Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
[Line Graph]

                                                                MFS MID CAP GROWTH PORTFOLIO       RUSSELL MIDCAP GROWTH INDEX
                                                                ----------------------------       ---------------------------
3/23/98                                                                   10000                              10000
6/98                                                                       9800                               9994
12/98                                                                     10050                              10530
6/99                                                                      11387                              12024
12/99                                                                     16499                              15930
6/00                                                                      20497                              17866
12/31/00                                                                  18031                              14059

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS RESEARCH PORTFOLIO AS OF 12/31/00 (UNAUDITED)
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS
          ----------------------------
    Year Ended 12/31/00                 (5.58)%
    3/23/98* through 12/31/00             7.90%
              CUMULATIVE TOTAL RETURN
              -----------------------
    3/23/98* through 12/31/00            23.51%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through December 31, 2000. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets.

[Line Graph]

                                                                   MFS RESEARCH PORTFOLIO                 S&P 500 INDEX
                                                                   ----------------------                 -------------
3/23/98                                                                   10000                              10000
6/98                                                                      10230                              10331
12/98                                                                     10577                              11285
6/99                                                                      11498                              12682
12/99                                                                     13080                              13658
6/00                                                                      13855                              13600
12/31/00                                                                  12351                              12415

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2000
--------------------------------------------------------------------------------
                           CONVERTIBLE BOND PORTFOLIO

  SHARES                                        SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
                                              CONVERTIBLE PREFERRED STOCK -- 28.0%
-----------------------------------------------------------------------------------------------
BANKING -- 2.2%
    20,000            National Australia Bank, Exchange 7.875%....................  $   572,500
-----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.9%
                      Calenergy Capital Trust:
     3,150              Exchange 6.250%...........................................      130,725
     3,070              Exchange 6.500%...........................................      115,125
-----------------------------------------------------------------------------------------------
                                                                                        245,850
-----------------------------------------------------------------------------------------------
ELECTRIC -- 3.8%
     6,000            AES Trust VII, Exchange 6.000%+.............................      408,750
    10,000            Calpine Capital Trust, Exchange 5.000%+.....................      603,750
-----------------------------------------------------------------------------------------------
                                                                                      1,012,500
-----------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 2.5%
    14,820            International Paper Capital Trust, Exchange 5.250%..........      663,195
-----------------------------------------------------------------------------------------------
HOME BUILDERS -- 0.7%
    11,200            Fleetwood Capital Trust, Exchange 6.000%....................      182,000
-----------------------------------------------------------------------------------------------
HOUSEWARES -- 1.4%
    11,000            Newell Financial Trust I, Exchange 5.250%...................      354,750
-----------------------------------------------------------------------------------------------
MEDIA -- 1.3%
     4,000            Tribune Co., Exchange 2.000%................................      350,000
-----------------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 1.6%
     5,917            Newfield Financial Trust I, Exchange 6.500%.................      428,243
-----------------------------------------------------------------------------------------------
PACKAGING AND CONTAINERS -- 1.0%
    20,000            Owens-Illinois Inc., Exchange 4.750%........................      260,000
-----------------------------------------------------------------------------------------------
REAL ESTATE -- 5.6%
    12,715            Equity Office PPTYS Trust, Exchange 5.250%..................      599,194
    18,541            Equity Residential Properties, Exchange 7.250%..............      462,366
     4,000            General Growth Properties, Exchange 7.250%..................       98,000
    13,900            Reckson Associates Realty, Exchange 7.625%..................      328,388
-----------------------------------------------------------------------------------------------
                                                                                      1,487,948
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.5%
                      Global Crossing:
     1,200              Exchange 6.750%...........................................      174,600
     1,200              Exchange 7.000%+..........................................      148,050
     6,000            Loral Space & Communications, Exchange 6.000%+..............       79,500
-----------------------------------------------------------------------------------------------
                                                                                        402,150
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.9%
     8,000            Williams Telecommunications, Exchange 6.750%+...............      234,000
-----------------------------------------------------------------------------------------------
TRANSPORTATION -- 3.7%
     9,000            Canadian National Railway, Exchange 5.250%..................      407,812
    12,245            Union Pacific Capital Trust, Exchange 6.250%................      572,454
-----------------------------------------------------------------------------------------------
                                                                                        980,266
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                           CONVERTIBLE BOND PORTFOLIO

  SHARES                                        SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
UTILITIES -- 0.9%
     4,000            SEI Trust I, Exchange 6.250%................................  $   248,000
-----------------------------------------------------------------------------------------------
                      TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $8,105,542)......    7,421,402
-----------------------------------------------------------------------------------------------
FACE
AMOUNT       RATING(A)                          SECURITY                                VALUE
-------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES -- 57.2%
-------------------------------------------------------------------------------------------------
CHEMICALS -- 0.8%
$  200,000   AA-        Indian Petrochemicals, 2.500% due 3/11/02+..................      213,000
-------------------------------------------------------------------------------------------------
CONSUMER SERVICE -- 0.6%
   100,000   BB+        Interim Services Inc., 4.500% due 6/1/05....................       68,000
   100,000   NR         Quanta Services, 4.000% due 7/1/07..........................       84,000
-------------------------------------------------------------------------------------------------
                                                                                          152,000
-------------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.0%
 1,000,000   B          Brightpoint Inc., zero coupon due 3/11/18...................      270,000
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 14.4%
                        Bell Atlantic Financial Services:
   799,000   A+           5.750% due 4/1/03+........................................      782,521
   470,000   A+           4.250% due 9/15/05+.......................................      488,212
   380,000   BBB-       Elan Finance Corp. Ltd., zero coupon due 12/14/18...........      278,825
   300,000   NR         Financial Federal Corp., 4.500% due 5/1/05..................      272,625
   200,000   A-         Hellenic Finance SCA, 2.000% due 7/15/03+...................      182,750
   500,000   A          Hutchison Whampoa, 2.875% due 9/15/03+......................      510,313
   500,000   AAA        IBK Cayman Financial, 1.500% due 8/17/03+...................      500,000
   100,000   NR         JMH Finance Ltd., 4.750% due 9/6/07+........................       99,625
   500,000   BBB        Korea Deposit Insurance, 2.250% due 10/11/05+...............      506,250
   300,000   B+         Telewest Finance, 6.000% due 7/7/05+........................      199,249
-------------------------------------------------------------------------------------------------
                                                                                        3,820,370
-------------------------------------------------------------------------------------------------
ELECTRIC -- 0.4%
   100,000   A-         Potomac Electric Power Co., 5.000% due 9/1/02...............       97,750
-------------------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS AND EQUIPMENT -- 0.3%
   400,000   BB+        Anixter International, zero coupon due 6/28/20..............       89,500
-------------------------------------------------------------------------------------------------
ELECTRONICS -- 3.9%
   300,000   BB-        Celestica Inc., zero coupon due 8/1/20......................      130,500
                        Solectron Corp.:
   737,000   BBB          Zero coupon due 5/8/20....................................      417,326
   760,000   BBB          Zero coupon due 11/20/20..................................      391,400
   100,000   BBB+       Thermo Instrument System, 4.500% due 10/15/03+..............       95,875
-------------------------------------------------------------------------------------------------
                                                                                        1,035,101
-------------------------------------------------------------------------------------------------
FOOD -- 0.1%
    41,000   BBB+       Koninklijke Ahold NV, 3.000% due 9/30/03....................       21,991
-------------------------------------------------------------------------------------------------
HEALTH CARE -- 1.4%
    58,000   BB-        Tenet Healthcare Corp., 6.000% due 12/1/05..................       50,424
   450,000   BBB-       Universal Health Services, 0.426% due 6/23/20+..............      313,875
-------------------------------------------------------------------------------------------------
                                                                                          364,299
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------

                           CONVERTIBLE BOND PORTFOLIO

   FACE
  AMOUNT     RATING(A)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
HOME BUILDERS -- 2.1%
$1,016,000   BB+        Lennar Corp., zero coupon due 7/29/18.......................  $   561,340
-------------------------------------------------------------------------------------------------
INSURANCE -- 1.0%
   300,000   A+         Loews Corp., 3.125% due 9/15/07.............................      265,875
-------------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 0.7%
   200,000   BBB        Thermo Electron Corp., 4.250% due 1/1/03+...................      198,750
-------------------------------------------------------------------------------------------------
MEDIA -- 5.2%
   400,000   B+         Charter Communication Inc., 5.750% due 10/15/05+............      489,500
   400,000   BBB-       Clear Channel Communications, Inc., 1.500% due 12/1/02......      358,000
   700,000   BBB        Cox Communications Inc., 0.426% due 4/19/20.................      266,875
   400,000   BBB-       Liberty Media, 4.000% due 11/15/29..........................      268,000
-------------------------------------------------------------------------------------------------
                                                                                        1,382,375
-------------------------------------------------------------------------------------------------
MEDICAL -- 2.3%
   225,000   BB-        Amerisource Health Corp., 5.000% due 12/1/07+...............      264,656
   300,000   NR         Inhale Therapeutical, 3.500% due 10/17/07+..................      334,875
-------------------------------------------------------------------------------------------------
                                                                                          599,531
-------------------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 5.0%
 1,200,000   A          Diamond Offshore Drilling, Inc., zero coupon due 6/6/20+....      610,500
   600,000   BBB+       Global Marine Inc., zero coupon due 6/23/20+................      309,000
   100,000   B-         Parker Drilling Corp., 5.500% due 8/1/04....................       86,500
   525,000   A          Transocean Sedco Forex, zero coupon due 5/24/20.............      308,438
-------------------------------------------------------------------------------------------------
                                                                                        1,314,438
-------------------------------------------------------------------------------------------------
PHARMACUETICALS -- 2.7%
                        Roche Holdings Inc.:
   600,000   NR           Zero coupon due 5/16/12+..................................      304,500
   450,000   NR           Zero coupon due 1/19/15+..................................      406,688
-------------------------------------------------------------------------------------------------
                                                                                          711,188
-------------------------------------------------------------------------------------------------
REAL ESTATE -- 1.3%
                        Security Cap U.S. Realty:
   100,000   BBB-         2.000% due 5/22/03+.......................................       85,312
   300,000   BBB-         2.000% due 5/22/03........................................      255,750
-------------------------------------------------------------------------------------------------
                                                                                          341,062
-------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 5.7%
   600,000   BBB        Analog Devices Inc., 4.750% due 10/1/05+....................      529,500
   300,000   B          Cypress Semiconductor, 3.750% due 7/1/05....................      210,750
   100,000   AA-        Dupont Photomasks, zero coupon due 7/24/04..................       91,750
   200,000   B          International Rectifier, 4.250% due 7/15/07+................      134,000
   430,000   A-         ST Microelectronics NV, zero coupon due 11/16/10+...........      287,563
   300,000   B          Transwitch Corp., 4.500% due 9/12/05+.......................      266,625
-------------------------------------------------------------------------------------------------
                                                                                        1,520,188
-------------------------------------------------------------------------------------------------
TECHNOLOGY -- 1.1%
   400,000   BBB+       Perkinelmer Inc., zero coupon due 8/7/20....................      283,500
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                           CONVERTIBLE BOND PORTFOLIO

   FACE
  AMOUNT     RATING(A)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.2%
$  300,000   BBB        China Mobile Ltd., 2.250% due 11/3/05.......................  $   299,250
   400,000   B          Nextel Communications, 5.250% due 1/15/10...................      291,000
-------------------------------------------------------------------------------------------------
                                                                                          590,250
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 5.0%
                        Aspect Telecommunications:
   500,000   B-           Zero coupon due 8/10/18+..................................      109,375
    39,000   B-           Zero coupon due 8/10/18...................................        8,531
   400,000   BB+        Commscope Inc., 4.000% due 12/15/06+........................      289,000
   300,000   BB         Converse Technology Inc., 1.500% due 12/1/05+...............      337,125
   800,000   A          Corning Inc., zero coupon due 11/8/15.......................      571,000
-------------------------------------------------------------------------------------------------
                                                                                        1,315,031
-------------------------------------------------------------------------------------------------
                        TOTAL CONVERTIBLE BONDS AND NOTES (Cost -- $15,472,930).....   15,147,539
-------------------------------------------------------------------------------------------------
FOREIGN CONVERTIBLE BONDS AND NOTES -- 4.2%
-------------------------------------------------------------------------------------------------
FRANCE -- 1.6%
   250,000              Axa SA, 2.500% due 1/1/14...................................      420,156
-------------------------------------------------------------------------------------------------
NETHERLANDS -- 1.5%
   400,000              Fortis NL, 1.500% due 7/29/04...............................      404,439
-------------------------------------------------------------------------------------------------
PORTUGAL -- 1.1%
   300,000              Hellenic Finance SCA, 2.000% due 7/15/03+...................      277,796
-------------------------------------------------------------------------------------------------
                        TOTAL FOREIGN CONVERTIBLE BONDS AND NOTES
                          (Cost -- $1,041,151)......................................    1,102,391
-------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS
                        (Cost -- $24,619,623).......................................   23,671,332
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.6%
 2,815,000              Chase Securities, Inc., 5.700% due 1/2/01; Proceeds at
                          maturity -- $2,816,783; (Fully collateralized by U.S.
                          Treasury Bonds, 8.500% due 2/15/20; Market
                          value -- $2,873,750) (Cost -- $2,815,000).................    2,815,000
-------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $27,434,623**)...........  $26,486,332
-------------------------------------------------------------------------------------------------

 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
**Aggregate cost for Federal income tax purposes is substantially the same.

    See page 15 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------
The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA            --   Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay
                    principal is extremely strong.
AA             --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated
                    issues only in a small degree.
A              --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                    economic conditions than debt in higher rated categories.
BBB            --   Bonds rated "BBB" are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                    economic conditions or changing circumstances are more
                    likely to lead to a weakened capacity to pay interest and
                    repay principal for bonds in this category than for bonds in higher rated categories.
BB, B and CCC  --   Bonds rated "BB", "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to capacity to pay
                    interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
                    speculation than "B", and "CCC" the highest degree of
                    speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
                    large uncertainties or major risk exposures to adverse
                    conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa            --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                    generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective
                    elements are likely to change, such changes as can be
                    visualized are most unlikely to impair the fundamentally
                    strong position of these bonds.
Aa             --   Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what
                    are generally known as high grade bonds. They are rated
                    lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of
                    protective elements may be of greater amplitude, or there
                    may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A              --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                    Factors giving security to principal and interest are
                    considered adequate, but elements may be present that
                    suggest a susceptibility to impairment some time in the
                    future.
Baa            --   Bonds rated "Baa" are considered to be medium grade
                    obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security
                    appear adequate for the present but certain protective
                    elements may be lacking or may be characteristically
                    unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
                    speculative characteristics as well.
Ba             --   Bonds rated "Ba" are judged to have speculative elements;
                    their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                    moderate and thereby may not well safeguarded during both
                    good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B              --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
Caa            --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
                    respect to principal or interest.

NR             --   Indicates that the bond is not rated by Standard & Poor's or
                    Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                           STRATEGIC STOCK PORTFOLIO

  SHARES                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
---------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 2.5%
    10,000    Raytheon Co., Class B Shares................................  $   310,625
---------------------------------------------------------------------------------------
AUTOMOTIVE -- 2.4%
     5,973    General Motors Corp. .......................................      304,250
---------------------------------------------------------------------------------------
BEVERAGES -- 5.1%
    13,000    PepsiCo, Inc. ..............................................      644,313
---------------------------------------------------------------------------------------
CHEMICALS -- 10.6%
    12,700    Air Products and Chemicals, Inc. ...........................      520,700
     8,563    E.I. du Pont de Nemours & Co. ..............................      413,700
    11,000    Rohm and Haas Co. ..........................................      399,438
---------------------------------------------------------------------------------------
                                                                              1,333,838
---------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 2.5%
     9,000    Clorox Co. .................................................      319,500
---------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.5%
     7,200    Genuine Parts Co. ..........................................      188,550
---------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURER -- 5.9%
     6,130    Minnesota Mining & Manufacturing Co. .......................      738,665
---------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS AND EQUIPMENT -- 4.5%
     7,300    Emerson Electric Co. .......................................      575,331
---------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 5.7%
     4,382    J.P. Morgan & Co.++  .......................................      725,221
---------------------------------------------------------------------------------------
FOOD -- 8.5%
    17,200    ConAgra Foods, Inc. ........................................      447,200
     7,800    Hershey Foods Corp. ........................................      502,125
     6,200    Winn-Dixie Stores, Inc. ....................................      120,125
---------------------------------------------------------------------------------------
                                                                              1,069,450
---------------------------------------------------------------------------------------
HOUSEWARES -- 1.9%
    10,500    Newell Rubbermaid, Inc. ....................................      238,875
---------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING -- 3.8%
    10,155    Caterpillar Inc. ...........................................      480,458
---------------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 1.9%
     7,200    Pitney Bowes, Inc. .........................................      238,500
---------------------------------------------------------------------------------------
OFFICE SUPPLIES & FORMS -- 3.3%
     7,700    Avery Dennison Corp. .......................................      422,537
---------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 3.8%
     5,501    Exxon Mobil Corp. ..........................................      478,243
---------------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 3.2%
    10,000    International Paper Co. ....................................      408,125
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                           STRATEGIC STOCK PORTFOLIO

  SHARES                                SECURITY                               VALUE
---------------------------------------------------------------------------------------
PHARMACEUTICALS -- 9.1%
    11,000    Abbott Laboratories.........................................  $   532,812
     9,600    American Home Products Corp. ...............................      610,080
---------------------------------------------------------------------------------------
                                                                              1,142,892
---------------------------------------------------------------------------------------
PHOTO EQUIPMENT & SUPPLIES -- 2.7%
     8,811    Eastman Kodak Co. ..........................................      346,933
---------------------------------------------------------------------------------------
RETAIL -- 3.9%
    14,885    May Department Stores Co. ..................................      487,484
---------------------------------------------------------------------------------------
TELEPHONE -- 8.5%
     6,500    ALLTEL Corp. ...............................................      405,844
    14,000    SBC Communications, Inc. ...................................      668,500
---------------------------------------------------------------------------------------
                                                                              1,074,344
---------------------------------------------------------------------------------------
TOBACCO -- 8.7%
    20,759    Philip Morris Cos. Inc. ....................................      913,396
     6,600    UST, Inc. ..................................................      185,213
---------------------------------------------------------------------------------------
                                                                              1,098,609
---------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $12,913,952**)...........  $12,626,743
---------------------------------------------------------------------------------------

 ++ On January 2, 2001, Chase Manhattan Corp. and J.P. Morgan & Co. merged to form J.P. Morgan Chase & Co.

** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 94.7%
-----------------------------------------------------------------------------------------
ADVERTISING -- 1.1%
     4,817    ADVO, Inc.*+................................................    $   213,754
     1,800    R.H. Donnelley Corp.*.......................................         43,762
-----------------------------------------------------------------------------------------
                                                                                  257,516
-----------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.6%
     4,416    Primex Technologies Inc. ...................................        140,760
-----------------------------------------------------------------------------------------
AUTO PARTS AND EQUIPMENT -- 0.3%
     6,421    Tower Automotive Inc.*......................................         57,789
-----------------------------------------------------------------------------------------
BANKS -- 3.9%
       700    Corus Bankshares Inc. ......................................         34,639
     4,440    Greater Bay BanCorp. .......................................        182,040
     7,540    Harbor Florida Bancshares Inc. .............................        112,629
     3,100    Imperial Bancorp*...........................................         81,375
     3,500    Silicon Valley Bancshares*..................................        120,969
     4,447    Southwest Bancorp of Texas Inc.*............................        190,943
     1,550    UCBH Holdings, Inc. ........................................         72,269
     4,720    United Bankshares, Inc. ....................................        100,300
-----------------------------------------------------------------------------------------
                                                                                  895,164
-----------------------------------------------------------------------------------------
BEVERAGES -- 0.5%
     1,900    Robert Mondavi Corp., Class A Shares*.......................        102,837
-----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.9%
     2,720    Aviron*.....................................................        181,730
     5,600    Cell Genesys, Inc.*.........................................        127,750
     1,316    Protein Design Labs, Inc.*..................................        114,328
-----------------------------------------------------------------------------------------
                                                                                  423,808
-----------------------------------------------------------------------------------------
BUILDING MATERIALS -- 1.1%
     3,491    Centex Construction Products, Inc. .........................         95,348
     2,849    Simpson Manufacturing Co., Inc.*............................        145,299
-----------------------------------------------------------------------------------------
                                                                                  240,647
-----------------------------------------------------------------------------------------
CHEMICALS -- 2.4%
     5,182    Crompton Corp. .............................................         54,411
     3,695    Cytec Industries Inc.*......................................        147,569
     5,190    Ferro Corp. ................................................        119,370
     3,532    OM Group, Inc. .............................................        192,935
     1,200    The Scotts Co., Class A Shares*.............................         44,325
-----------------------------------------------------------------------------------------
                                                                                  558,610
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 3.0%
     5,118    Education Management Corp.*.................................        182,969
     2,835    F.Y.I. Inc.*................................................        104,541
     4,190    On Assignment Inc.*.........................................        119,415

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 3.0% (CONTINUED)
     3,490    Plexus Corp.*...............................................    $   106,063
     4,441    Rent-a-center, Inc.*........................................        153,214
     1,850    StarTek, Inc.*..............................................         28,444
-----------------------------------------------------------------------------------------
                                                                                  694,646
-----------------------------------------------------------------------------------------
COMPUTERS -- 2.3%
     1,600    Cerner Corp.*...............................................         74,000
     2,200    Emulex Corp.*...............................................        175,862
     3,200    Interlink Electronics, Inc.*................................         40,600
     1,500    Nuance Communications Inc.*.................................         64,688
     1,305    SanDisk Corp.*..............................................         36,214
     3,100    SBS Technologies Inc.*......................................         92,806
     4,600    Viasystems Group Inc.*......................................         38,237
-----------------------------------------------------------------------------------------
                                                                                  522,407
-----------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.5%
     4,100    SCP Pool Corp.*.............................................        123,256
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 4.0%
     2,839    Affiliated Managers Group Inc.*.............................        155,790
     1,280    AmeriCredit Corp.*..........................................         34,880
     5,239    ArvinMeritor, Inc. .........................................         59,594
     1,700    CompuCredit Corp.*..........................................         30,813
     6,445    Doral Financial Corp. ......................................        155,888
    11,530    Friedman, Billings, Ramsey Group, Inc.*.....................         75,666
       300    Investors Financial Services Corp. .........................         25,800
     1,100    Jefferies Group, Inc. ......................................         34,375
     4,440    Leucadia National Corp. ....................................        157,342
     1,100    Philadelphia Consolidated Holding Corp.*....................         33,962
       900    Raymond James Financial, Inc. ..............................         31,388
     9,120    Seacoast Financial Services Corp. ..........................        109,440
-----------------------------------------------------------------------------------------
                                                                                  904,938
-----------------------------------------------------------------------------------------
ELECTRIC -- 3.3%
     7,734    El Paso Electric Co.*.......................................        102,089
     3,902    IDACORP, Inc. ..............................................        191,442
     5,305    MDU Resources Group, Inc. ..................................        172,413
     4,000    Public Service Co. of New Mexico............................        107,250
     2,600    RGS Energy Group Inc. ......................................         84,337
     1,800    UIL Holdings Corp. .........................................         89,550
-----------------------------------------------------------------------------------------
                                                                                  747,081
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.3%
     7,620    AMETEK, Inc. ...............................................        197,644
     1,700    Belden Inc. ................................................         43,138
     3,978    C&D Technology Inc.+ .......................................        171,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.3% (CONTINUED)
     1,500    Excel Technology, Inc.*.....................................    $    29,930
     2,800    Nanometrics Inc.*...........................................         38,675
     2,000    Photon Dynamics, Inc.*......................................         45,000
-----------------------------------------------------------------------------------------
                                                                                  526,187
-----------------------------------------------------------------------------------------
ELECTRONICS -- 3.2%
     1,600    DDI Corp.*..................................................         43,600
     3,100    Electro Scientific Industries, Inc.*........................         86,800
     3,000    Mentor Graphics Corp.*......................................         82,313
     1,747    Mettler-Toledo International Inc.*..........................         94,993
     1,935    Micrel, Inc.*...............................................         65,185
     7,600    OAK Technology, Inc.*.......................................         66,025
     6,310    Sensormatic Electronics Corp.*..............................        126,594
     1,980    Technitrol, Inc. ...........................................         81,428
     2,700    Varian, Inc.*...............................................         91,462
-----------------------------------------------------------------------------------------
                                                                                  738,400
-----------------------------------------------------------------------------------------
ENGINEERING AND CONSTRUCTION -- 2.2%
     7,299    D.R. Horton, Inc.+ .........................................        178,369
     2,828    Dycom Industries, Inc.*.....................................        101,631
     3,976    Jacobs Engineering Group Inc.*..............................        183,641
     1,500    Superior Industries International, Inc. ....................         47,344
-----------------------------------------------------------------------------------------
                                                                                  510,985
-----------------------------------------------------------------------------------------
ENTERTAINMENT -- 1.0%
       660    Anchor Gaming*..............................................         25,740
    11,380    Aztar Corp.*................................................        147,229
     5,700    The Topps Co., Inc.*........................................         52,369
-----------------------------------------------------------------------------------------
                                                                                  225,338
-----------------------------------------------------------------------------------------
FOOD -- 0.7%
     4,208    Earthgrains Co. ............................................         77,848
     1,100    Krispy Kreme Doughnuts, Inc.*...............................         91,300
-----------------------------------------------------------------------------------------
                                                                                  169,148
-----------------------------------------------------------------------------------------
FOOD - PROCESSING -- 0.2%
     2,110    International Multifoods Corp. .............................         42,859
-----------------------------------------------------------------------------------------
FOREST PRODUCTS AND PAPER -- 0.6%
     3,761    Potlatch Corp. .............................................        126,228
-----------------------------------------------------------------------------------------
GAS -- 1.4%
     2,708    New Jersey Resources Corp. .................................        117,121
     3,739    Southwest Gas Corp. ........................................         81,791
     4,584    UGI Corp. ..................................................        116,032
-----------------------------------------------------------------------------------------
                                                                                  314,944
-----------------------------------------------------------------------------------------
HEALTH CARE -- 6.9%
     4,300    Apria Healthcare Group Inc.*................................        127,925
     3,330    Coventry Health Care, Inc.*.................................         88,869

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
HEALTH CARE -- 6.9% (CONTINUED)
     4,500    Cyberonics, Inc.*...........................................    $   104,625
     4,477    Datascope Corp. ............................................        153,337
     3,600    Eclipsys Corp.*.............................................         88,200
     3,990    Endocare, Inc.*.............................................         50,873
     3,600    IDX Systems Corp.*..........................................         90,000
       715    Laboratory Corp. of America Holdings*.......................        125,840
     4,300    LifePoint Hospitals, Inc.*..................................        215,538
     1,500    Lincare Holdings, Inc.*.....................................         85,594
     5,100    Mid Atlantic Medical Services, Inc.*........................        101,044
     8,630    Oakley, Inc.*...............................................        116,505
     3,495    ResMed Inc.*................................................        139,363
     3,100    Sunrise Assisted Living, Inc.*..............................         77,500
-----------------------------------------------------------------------------------------
                                                                                1,565,213
-----------------------------------------------------------------------------------------
HOME BUILDERS -- 1.8%
     1,370    Centex Corp. ...............................................         51,461
     5,525    Lennar Corp. ...............................................        200,281
     1,367    NVR, Inc.*..................................................        168,961
-----------------------------------------------------------------------------------------
                                                                                  420,703
-----------------------------------------------------------------------------------------
HOME FURNISHINGS -- 1.6%
     4,190    Harman International Industries, Inc. ......................        152,935
    19,480    Interface, Inc. ............................................        169,232
     4,800    Pier 1 Imports, Inc. .......................................         49,500
-----------------------------------------------------------------------------------------
                                                                                  371,667
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES -- 0.3%
     2,040    Toro Co. ...................................................         74,842
-----------------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.4%
     4,500    Korn/Ferry International*...................................         95,625
-----------------------------------------------------------------------------------------
INSURANCE -- 3.2%
       500    Arthur J. Gallagher & Co. ..................................         31,812
     5,195    First American Corp. .......................................        170,786
     6,527    HCC Insurance Holdings, Inc. ...............................        175,821
     3,330    LandAmerica Financial Group, Inc. ..........................        134,657
     3,145    Medical Assurance Inc.*.....................................         52,482
     2,070    Radian Group, Inc. .........................................        155,379
-----------------------------------------------------------------------------------------
                                                                                  720,937
-----------------------------------------------------------------------------------------
INTERNET -- 0.9%
     2,600    internet.com Corp.*.........................................         15,438
     1,600    IntraNet Solutions, Inc.*...................................         81,600
     1,230    Netsol International, Inc.*.................................          8,610
     3,200    WebTrends Corp.*............................................         92,600
-----------------------------------------------------------------------------------------
                                                                                  198,248
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
IRON/STEEL -- 1.1%
     7,015    AK Steel Holdings Corp. ....................................    $    61,381
     3,330    Ralcorp Holdings, Inc.*.....................................         54,529
     5,107    Reliance Steel & Aluminum Co. ..............................        126,398
-----------------------------------------------------------------------------------------
                                                                                  242,308
-----------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 0.4%
     3,800    Flowserve Corp. ............................................         81,225
-----------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURERS -- 2.7%
     4,614    AptarGroup, Inc. ...........................................        135,536
     5,675    Donaldson Co., Inc. ........................................        157,836
     2,660    Hall, Kinion & Associates, Inc.*............................         53,532
     4,130    Lear Corp.*.................................................        102,476
     5,700    Steris Corp.*...............................................         91,913
     7,115    Wabtec Corp. ...............................................         83,601
-----------------------------------------------------------------------------------------
                                                                                  624,894
-----------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 3.2%
     4,459    Barrett Resources Corp.*+...................................        253,327
     5,141    Marine Drilling Cos., Inc.*.................................        137,522
     4,196    Newfield Exploration Co.*...................................        199,048
     3,815    Swift Energy Co.*...........................................        143,539
-----------------------------------------------------------------------------------------
                                                                                  733,436
-----------------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 1.0%
     6,314    Cal Dive International, Inc.*...............................        168,110
     1,600    Energen Corp. ..............................................         51,500
-----------------------------------------------------------------------------------------
                                                                                  219,610
-----------------------------------------------------------------------------------------
PACKAGING AND CONTAINERS -- 0.6%
    11,795    Ivex Packaging Corp.*.......................................        129,008
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 3.4%
     1,600    AmeriSource Health Corp.*...................................         80,800
     4,148    Bindley Western Industries Inc.+ ...........................        172,401
     1,075    COR Therapeutics, Inc.*.....................................         37,827
     1,740    Corixa Corp.*...............................................         48,503
     1,400    Enzon, Inc.*................................................         86,888
       708    Gilead Sciences, Inc.*......................................         58,720
     2,490    Medicis Pharmaceutical Corp., Class A Shares*...............        147,221
     3,100    NPS Pharmaceuticals, Inc.*..................................        148,800
-----------------------------------------------------------------------------------------
                                                                                  781,160
-----------------------------------------------------------------------------------------
REAL ESTATE -- 0.9%
     2,500    Alexander & Baldwin Inc. ...................................         65,625
     1,500    Allied Capital Corp. .......................................         31,313
     5,915    Catellus Development Corp.*.................................        103,513
-----------------------------------------------------------------------------------------
                                                                                  200,451
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 4.7%
     3,881    Cousins Properties, Inc. ...................................    $   108,425
     8,400    Equity Inns, Inc. ..........................................         51,975
     3,363    First Industrial Realty Trust, Inc. ........................        114,342
     4,291    General Growth Properties Inc. .............................        155,281
     2,390    Health Care Property Investors, Inc. .......................         71,401
     5,592    Liberty Property Trust......................................        159,721
     2,724    Mid-American Apartment Communities, Inc. ...................         61,460
     4,291    Parkway Properties Inc. ....................................        127,389
     5,951    Reckson Associates Realty Corp. ............................        149,147
     3,267    Regency Realty Corp. .......................................         77,387
-----------------------------------------------------------------------------------------
                                                                                1,076,528
-----------------------------------------------------------------------------------------
RESTAURANTS -- 1.0%
     2,700    Applebee's International, Inc. .............................         84,881
     3,220    CBRL Group, Inc. ...........................................         58,564
       900    The Cheesecake Factory Inc. ................................         34,537
     5,036    Lone Star Steakhouse & Saloon Inc. .........................         48,472
-----------------------------------------------------------------------------------------
                                                                                  226,454
-----------------------------------------------------------------------------------------
RETAIL -- 6.0%
     2,500    Abercrombie & Fitch Co., Class A Shares.....................         50,000
     1,100    American Eagle Outfitters, Inc.*............................         46,475
     7,027    Cato Corp., Class A Shares..................................         96,621
     4,895    Chico's FAS, Inc.*+.........................................        102,183
     2,200    Childrens Place Retail Stores, Inc.*........................         44,550
     1,800    Dress Barn, Inc.*...........................................         52,200
     2,690    Footstar, Inc.*.............................................        133,155
     8,326    Haverty Furniture Cos., Inc. ...............................         82,219
     5,129    Jack In The Box Inc.*.......................................        150,985
     3,240    Linens 'n Things Inc.*......................................         89,505
     2,900    Neiman-Marcus Group Inc., Class A Shares*...................        103,131
     2,200    Offshore Logistics Inc.*....................................         47,403
     2,400    Phillips-Van Heusen Corp. ..................................         31,200
     6,410    Reebok International Ltd.*..................................        175,249
     4,000    Stein Mart, Inc.*...........................................         46,500
     7,600    Venator Group, Inc.*........................................        117,800
-----------------------------------------------------------------------------------------
                                                                                1,369,176
-----------------------------------------------------------------------------------------
SAVINGS AND LOANS -- 3.4%
     1,476    Astoria Financial Corp. ....................................         80,165
     3,031    Bank United Corp., Class A Shares...........................        206,676
     3,039    Dime Bancorp, Inc. .........................................         89,840
     2,831    FirstFed Financial Corp.*...................................         91,477
     5,180    IndyMac Mortgage Holdings, Inc. ............................        152,810
     5,650    MAF Bancorp, Inc. ..........................................        160,672
-----------------------------------------------------------------------------------------
                                                                                  781,640
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS -- 0.9%
     1,660    FEI Co.*....................................................    $    37,765
     1,690    PerkinElmer Inc. ...........................................        177,450
-----------------------------------------------------------------------------------------
                                                                                  215,215
-----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 3.0%
     2,800    Alpha Industries Inc.*......................................        103,600
     1,290    Cree, Inc.*.................................................         45,835
     1,000    Cymer Inc.*.................................................         25,734
     1,695    DuPont Photomasks, Inc.*....................................         89,570
     3,500    Exar Corp.*.................................................        108,445
     3,600    Ibis Technology Corp.*......................................         69,300
     1,600    Pixelworks, Inc.*...........................................         35,800
     3,700    QuickLogic Corp.*...........................................         25,669
     3,100    Therma-Wave Inc.*...........................................         43,400
     3,320    TranSwitch Corp.*...........................................        129,895
-----------------------------------------------------------------------------------------
                                                                                  677,248
-----------------------------------------------------------------------------------------
SOFTWARE -- 4.5%
     1,100    Advent Software, Inc.*......................................         44,069
     5,100    Anixter International Inc.*.................................        110,288
     2,110    AremisSoft Corp.*...........................................         90,071
     6,843    Datastream Systems, Inc.*...................................         66,719
     1,400    Documentum, Inc.*...........................................         69,563
     4,200    Illuminet Holdings, Inc.*...................................         96,337
     6,160    JDA Software Group, Inc.*...................................         80,465
     1,600    JNI Corp.*..................................................         36,300
     1,000    NetIQ Corp.*................................................         87,375
     5,033    Progress Software Corp.*....................................         72,664
     3,330    Rainbow Technologies, Inc.*.................................         52,656
     1,770    Serena Software, Inc.*......................................         60,595
     2,650    Symantec Corp.*.............................................         88,444
     2,960    Verity, Inc.*...............................................         71,225
-----------------------------------------------------------------------------------------
                                                                                1,026,771
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.5%
     2,312    Avocent Corp.*..............................................         62,424
     2,070    DMC Stratex Networks, Inc.*.................................         31,050
     4,017    ITC/DeltaCom, Inc.*.........................................         21,654
     3,145    MasTec, Inc.*...............................................         62,900
     1,800    Proxim, Inc.*...............................................         77,400
     2,100    Tollgrade Communications Inc.*..............................         76,650
-----------------------------------------------------------------------------------------
                                                                                  332,078
-----------------------------------------------------------------------------------------
TELEPHONE -- 2.9%
     1,800    Corinthian Colleges, Inc.*..................................         68,288
     1,200    Direct Focus, Inc.*.........................................         40,275
     1,770    Forward Air Corp.*..........................................         66,043
     1,110    Heidrick & Struggles, Inc.*.................................         46,689
     1,800    Hi/Fn, Inc.*................................................         49,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                     DISCIPLINED SMALL CAP STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
TELEPHONE -- 2.9% (CONTINUED)
     2,400    Invitrogen Corp.*...........................................    $   207,300
     1,770    Syncor International Corp.*.................................         64,384
     4,900    THQ Inc.*...................................................        119,438
-----------------------------------------------------------------------------------------
                                                                                  661,917
-----------------------------------------------------------------------------------------
TOBACCO -- 0.4%
     2,540    Universal Corp. ............................................         88,900
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 1.5%
     6,600    Arkansas Best Corp.*........................................        120,863
     4,530    Atlas Air, Inc.*............................................        147,791
       950    Roadway Express, Inc. ......................................         20,128
     2,200    Yellow Corp.*...............................................         44,791
-----------------------------------------------------------------------------------------
                                                                                  333,573
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $19,100,932)....................     21,572,375
-----------------------------------------------------------------------------------------
FACE
AMOUNT                                   SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
U.S. TREASURY BILL -- 0.9%
$205,000...   U.S. Treasury Bill, due 3/15/01 (Cost -- $202,497)..........        202,497
-----------------------------------------------------------------------------------------
              SUB-TOTAL INVESTMENTS (Cost -- $19,303,429).................     21,774,872
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.4%
 1,013,000    Chase Securities, Inc., 5.700% due 1/2/01; Proceeds at
                maturity -- $1,013,639; (Fully collateralized by U.S.
                Treasury Bonds, 8.500% due 2/15/20; Market
                value -- $1,038,125) (Cost -- $1,013,000).................      1,013,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $20,316,429**)...........    $22,787,872
-----------------------------------------------------------------------------------------

 *  Non-income producing security.
 + All or a portion of this security has been segregated for futures contracts commitments.
** Aggregate cost for Federal income tax purpose is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 92.3%
----------------------------------------------------------------------------------------
BIOMEDICAL/GENE -- 0.3%
     66,660   Martek Biosciences Corp.*...................................  $    816,585
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.7%
        500   Gartner Group, Inc.*........................................         3,450
271,400....   NOVA Corp.*.................................................     5,411,037
----------------------------------------------------------------------------------------
                                                                               5,414,487
----------------------------------------------------------------------------------------
COMPUTERS -- 0.4%
      9,750   Cabletron Systems, Inc.*....................................       146,859
     33,250   Computer Network Technology Corp.*..........................       958,016
----------------------------------------------------------------------------------------
                                                                               1,104,875
----------------------------------------------------------------------------------------
DATA PROCCESSING/MANAGEMENT -- 5.0%
    310,500   CSG Systems International, Inc.*............................    14,574,094
     29,200   National Data Corp. ........................................     1,069,450
----------------------------------------------------------------------------------------
                                                                              15,643,544
----------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 3.3%
    283,120   W.W. Grainger, Inc. ........................................    10,333,880
----------------------------------------------------------------------------------------
ELECTRICAL -- 1.2%
    220,855   Cable Design Technologies Corp.*............................     3,713,125
----------------------------------------------------------------------------------------
HEALTH CARE -- 5.3%
     64,520   ArthroCare Corp.*...........................................     1,258,140
    148,600   Cytyc Corp.*................................................     9,296,788
    188,300   DaVita, Inc.*...............................................     3,224,638
    262,900   VISX, Inc.*.................................................     2,744,019
----------------------------------------------------------------------------------------
                                                                              16,523,585
----------------------------------------------------------------------------------------
INTERNET -- 26.4%
    287,300   Akamai Technologies, Inc.*..................................     6,051,256
        700   CacheFlow Inc.*.............................................        11,944
    407,940   CheckFree Corp.*............................................    17,566,916
    565,983   CNET Network, Inc.*.........................................     9,046,884
     81,800   Digex, Inc.*................................................     1,840,500
    366,670   Internap Network Services Corp.*............................     2,658,357
    200,709   Internet Security Systems, Inc.*............................    15,743,112
    113,500   RSA Security Inc.*..........................................     6,001,313
    329,355   S1 Corp.*...................................................     1,729,114
    106,300   SportsLine.com, Inc.*.......................................       564,719
    121,400   Switchboard Inc.*...........................................       360,406
    284,647   VeriSign, Inc.*.............................................    21,117,249
----------------------------------------------------------------------------------------
                                                                              82,691,770
----------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 1.2%
    297,700   AGCO Corp. .................................................     3,609,612
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
MEDIA -- 1.2%
        500   Gemstar-TV Guide International, Inc.*.......................  $     23,063
     43,370   Scholastic Corp.*...........................................     3,843,666
----------------------------------------------------------------------------------------
                                                                               3,866,729
----------------------------------------------------------------------------------------
OIL AND GAS PRODUCERS -- 26.3%
    176,800   Apache Corp. ...............................................    12,387,050
     12,800   BJ Services Co.*............................................       881,600
     61,600   Cooper Cameron Corp.*.......................................     4,069,450
     84,700   Devon Energy Corp. .........................................     5,164,159
    103,490   Diamond Offshore Drilling, Inc. ............................     4,139,600
    130,050   EOG Resources, Inc. ........................................     7,112,109
    305,140   Global Industries, Ltd.*....................................     4,176,604
    115,400   Global Marine Inc.*.........................................     3,274,475
     84,200   Houston Exploration Co.*....................................     3,210,125
    268,500   Newfield Exploration Co.*...................................    12,736,969
     20,500   Noble Affiliates, Inc. .....................................       943,000
    334,750   Noble Drilling Corp.*.......................................    14,540,703
    214,980   Transocean Sedco Forex Inc. ................................     9,889,080
----------------------------------------------------------------------------------------
                                                                              82,524,924
----------------------------------------------------------------------------------------
PACKAGING AND CONTAINERS -- 0.1%
     19,400   Smurfit-Stone Container Corp.*..............................       289,788
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.1%
    115,810   IntraBiotics Pharmaceuticals, Inc.*.........................     1,114,671
    160,760   United Therapeutics Corp.*..................................     2,371,210
----------------------------------------------------------------------------------------
                                                                               3,485,881
----------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.0%
     10,000   Pinnacle Holdings Inc.*.....................................        90,625
----------------------------------------------------------------------------------------
RETAIL -- 1.8%
    150,420   BJ's Wholesale Club, Inc.*..................................     5,772,368
----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 1.5%
     62,335   QLogic Corp.*...............................................     4,799,795
----------------------------------------------------------------------------------------
SOFTWARE -- 6.3%
    799,610   Citrix Systems, Inc.*.......................................    17,991,225
     61,200   ePresence, Inc.*............................................       265,837
     35,800   Extreme Networks, Inc.*.....................................     1,400,675
      2,100   Intuit Inc.*................................................        82,819
----------------------------------------------------------------------------------------
                                                                              19,740,556
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 9.1%
    162,520   Allegiance Telecom, Inc.*...................................     3,618,609
    313,010   American Tower Corp., Class A Shares*.......................    11,855,254
     18,800   Aware, Inc.*................................................       333,700
     24,200   CIENA Corp.*................................................     1,969,275
    393,270   EchoStar Communications Corp.*..............................     8,946,892

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 9.1% (CONTINUED)
     37,300   Metromedia Fiber Network, Inc., Class A Shares*.............  $    377,662
     42,700   Tekelec*....................................................     1,281,000
----------------------------------------------------------------------------------------
                                                                              28,382,392
----------------------------------------------------------------------------------------
TELEPHONE -- 0.1%
     58,440   Mpower Communications Corp.*................................       299,505
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $334,634,014)...................   289,104,026
----------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                               VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.7%
$ 7,943,000   Federal Home Loan Bank Discount Notes, 5.500% due 1/2/01....     7,939,359
 16,129,000   Freddie Mac Discount Notes, 5.700% due 1/2/01...............    16,121,339
----------------------------------------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS (Cost -- $24,060,698)..........    24,060,698
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $358,694,712**)..........  $313,164,724
----------------------------------------------------------------------------------------

 *  Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 92.3%
-----------------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 4.3%
    42,000   Boeing Co. .................................................    $  2,772,000
    22,700   General Dynanics Corp. .....................................       1,770,600
    62,610   United Technologies Corp. ..................................       4,922,711
-----------------------------------------------------------------------------------------
                                                                                9,465,311
-----------------------------------------------------------------------------------------
BANKS -- 2.5%
    34,780   Chase Manhattan Corp.++.....................................       1,580,316
    33,200   PNC Financial Services Group................................       2,425,675
    52,000   U.S. Bancorp................................................       1,517,750
-----------------------------------------------------------------------------------------
                                                                                5,523,741
-----------------------------------------------------------------------------------------
BEVERAGES -- 0.7%
    34,500   Anheuser-Busch Cos. Inc. ...................................       1,569,750
-----------------------------------------------------------------------------------------
CHEMICALS -- 0.1%
     3,900   Air Products and Chemicals, Inc. ...........................         159,900
     2,400   Rohm & Haas Co. ............................................          87,150
-----------------------------------------------------------------------------------------
                                                                                  247,050
-----------------------------------------------------------------------------------------
COMPUTERS -- 13.6%
    11,300   Akamai Technologies, Inc.*..................................         238,006
     7,400   Brocade Communications Systems, Inc.*.......................         679,412
    32,700   Cabletron Systems, Inc.*....................................         492,544
     1,500   Check Point Software Technologies Ltd.*.....................         200,344
   171,920   Cisco Systems, Inc.*........................................       6,575,940
    34,300   Compaq Computer Corp. ......................................         516,215
    42,800   Computer Sciences Corp.*....................................       2,573,350
    86,400   EMC Corp.*..................................................       5,745,600
    10,100   Emulex Corp.*...............................................         807,369
    52,600   International Business Machines Corp. ......................       4,471,000
    34,540   Oracle Corp.*...............................................       1,003,819
     8,900   Redback Networks Inc.*......................................         364,900
   106,460   Sun Microsystems, Inc.*.....................................       2,967,572
    39,242   VERITAS Software Corp.*.....................................       3,433,675
-----------------------------------------------------------------------------------------
                                                                               30,069,746
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 2.3%
    24,300   Capital One Financial Corp. ................................       1,599,244
    25,400   FleetBoston Financial Corp. ................................         954,087
     4,500   Lehman Brothers Holdings Inc. ..............................         304,313
    22,100   Merrill Lynch & Co., Inc. ..................................       1,506,944
    10,400   Morgan Stanley Dean Witter & Co. ...........................         824,200
-----------------------------------------------------------------------------------------
                                                                                5,188,788
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ELECTRIC -- 2.3%
    21,200   The AES Corp.*..............................................    $  1,173,950
    28,900   Calpine Corp.*..............................................       1,302,306
    85,452   Flextronics International Ltd.*.............................       2,435,382
     9,400   SCI Systems Inc.*...........................................         247,925
-----------------------------------------------------------------------------------------
                                                                                5,159,563
-----------------------------------------------------------------------------------------
ELECTRONICS -- 0.3%
     8,800   Sanmina Corp.*..............................................         674,300
-----------------------------------------------------------------------------------------
FOOD -- 3.5%
    17,500   The Quaker Oats Co. ........................................       1,704,063
    97,680   Safeway Inc.*...............................................       6,105,000
-----------------------------------------------------------------------------------------
                                                                                7,809,063
-----------------------------------------------------------------------------------------
HAND/MACHINE TOOLS -- 0.2%
     3,600   SPX Corp.*..................................................         389,475
-----------------------------------------------------------------------------------------
HEALTH CARE -- 1.4%
    52,950   Medtronic, Inc. ............................................       3,196,856
-----------------------------------------------------------------------------------------
INSURANCE -- 5.4%
    20,800   AFLAC Inc. .................................................       1,501,500
    46,130   American International Group, Inc. .........................       4,546,688
     5,700   CIGNA Corp. ................................................         754,110
    26,960   Hartford Financial Services Group, Inc. ....................       1,904,050
    37,600   John Hancock Financial Services, Inc. ......................       1,414,700
    32,900   St. Paul Cos., Inc. ........................................       1,786,881
     4,100   UnumProvident Corp. ........................................         110,188
-----------------------------------------------------------------------------------------
                                                                               12,018,117
-----------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED -- 1.3%
    50,200   Deere & Co. ................................................       2,299,787
    14,000   Ingersoll-Rand Co. .........................................         586,250
-----------------------------------------------------------------------------------------
                                                                                2,886,037
-----------------------------------------------------------------------------------------
MANUFACTURING - DIVERSIFIED -- 6.5%
   138,300   General Electric Co. .......................................       6,629,756
   141,900   Tyco International Ltd. ....................................       7,875,450
-----------------------------------------------------------------------------------------
                                                                               14,505,206
-----------------------------------------------------------------------------------------
MEDIA -- 3.4%
    23,500   Clear Channel Communications, Inc.*.........................       1,138,281
    34,280   Comcast Corp., Class A Shares*..............................       1,431,190
    14,200   Gemstar-TV Guide International, Inc.*.......................         654,975
    28,525   Infinity Broadcasting Corp., Class A Shares*................         796,917
    13,900   The Reader's Digest Association, Inc., Class A Shares.......         543,838
    15,790   Time Warner, Inc. ..........................................         824,870
    48,045   Viacom Inc., Non Voting*....................................       2,246,104
-----------------------------------------------------------------------------------------
                                                                                7,636,175
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
METALS - DIVERSIFIED -- 0.9%
    55,900   Alcoa, Inc. ................................................    $  1,872,650
-----------------------------------------------------------------------------------------
OIL & GAS PRODUCERS -- 8.9%
    10,700   Baker Hughes Inc. ..........................................         444,719
    55,174   BP Amoco PLC ADR............................................       2,641,455
    85,420   Conoco Inc., Class B Shares.................................       2,471,841
     9,680   Devon Energy Corp. .........................................         590,190
     7,000   EOG Resources, Inc. ........................................         382,812
    57,861   Exxon Mobil Corp. ..........................................       5,030,291
    81,300   Global Marine Inc.*.........................................       2,306,888
    34,100   Noble Drilling Corp.*.......................................       1,481,219
    43,100   Santa Fe International Corp. ...............................       1,381,894
    37,600   Transocean Sedco Forex Inc. ................................       1,729,600
28,600....   Weatherford International, Inc.*............................       1,351,350
-----------------------------------------------------------------------------------------
                                                                               19,812,259
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 8.0%
    64,270   American Home Products Corp. ...............................       4,084,359
    80,930   Bristol-Myers Squibb Co. ...................................       5,983,762
    64,775   Pfizer, Inc. ...............................................       2,979,650
    78,110   Pharmacia & Upjohn, Inc. ...................................       4,764,710
-----------------------------------------------------------------------------------------
                                                                               17,812,481
-----------------------------------------------------------------------------------------
PIPELINES -- 1.6%
    28,500   Dynegy Inc., Class A Shares.................................       1,597,781
    19,400   Enron Corp. ................................................       1,612,625
     9,000   Williams Cos., Inc. ........................................         359,438
-----------------------------------------------------------------------------------------
                                                                                3,569,844
-----------------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 0.6%
    31,000   Harley-Davidson, Inc. ......................................       1,232,250
-----------------------------------------------------------------------------------------
RETAIL -- 6.0%
   113,420   CVS Corp.+..................................................       6,798,111
    44,100   Radioshack Corp. ...........................................       1,888,031
    84,970   Wal-Mart Stores, Inc. ......................................       4,514,031
-----------------------------------------------------------------------------------------
                                                                               13,200,173
-----------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS -- 1.0%
    24,000   Applera Corp. - Applied Biosystems Group....................       2,257,500
-----------------------------------------------------------------------------------------
SEMICONDUCTORS -- 2.3%
    10,920   Analog Devices, Inc.*.......................................         558,967
    55,100   Atmel Corp.*................................................         640,538
   109,900   Intel Corp. ................................................       3,324,475
     6,801   QLogic Corp.*...............................................         523,677
-----------------------------------------------------------------------------------------
                                                                                5,047,657
-----------------------------------------------------------------------------------------
SOFTWARE -- 4.1%
    38,400   Automatic Data Processing, Inc. ............................       2,431,200
     2,000   BEA Systems, Inc.*..........................................         134,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SOFTWARE -- 4.1% (CONTINUED)
     7,800   E.piphany, Inc.*............................................    $    420,712
    11,700   Extreme Networks, Inc.*.....................................         457,763
     9,700   Macromedia, Inc.*...........................................         589,275
    85,140   Microsoft Corp.*............................................       3,692,947
    10,600   Rational Software Corp.*....................................         412,738
     1,990   Selectica, Inc.*............................................          48,133
    13,080   VeriSign, Inc.*.............................................         970,373
-----------------------------------------------------------------------------------------
                                                                                9,157,766
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.9%
     4,700   Allegiance Telecom, Inc.*...................................         104,648
    23,600   Echostar Communications Corp.*..............................         536,900
    14,500   Exodus Communications, Inc.*................................         290,000
    48,340   FLAG Telecom Holdings Ltd.*.................................         302,125
    71,200   Global Crossing Ltd.*.......................................       1,019,050
    22,300   Level 3 Communications Inc.*................................         731,719
    86,100   Qwest Communications International, Inc.*...................       3,530,100
    80,260   Sprint, Corp. (PCS Group)*..................................       1,640,314
     6,100   Time Warner Telecom Inc., Class A Shares*...................         386,969
-----------------------------------------------------------------------------------------
                                                                                8,541,825
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 7.2%
    34,300   American Tower Corp., Class A Shares*.......................       1,299,112
    42,100   CIENA Corp.*................................................       3,425,887
    22,700   Comverse Technology Inc.*...................................       2,465,787
    68,265   Corning Inc. ...............................................       3,605,245
   107,200   Metromedia Fiber Network Inc.*..............................       1,085,400
    53,880   Nortel Networks Corp. ......................................       1,727,528
    34,000   SBA Communications Corp.*...................................       1,396,125
    39,200   TyCom Ltd.*.................................................         877,100
-----------------------------------------------------------------------------------------
                                                                               15,882,184
-----------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $207,718,680)...................     204,725,767
-----------------------------------------------------------------------------------------
FOREIGN STOCK -- 4.5%
-----------------------------------------------------------------------------------------
JAPAN -- 0.4%
     4,500   Fast Retailing Co., Ltd. ...................................         881,873
-----------------------------------------------------------------------------------------
NETHERLANDS -- 1.4%
        10   Koninklijke.................................................             115
    51,500   Royal Dutch Petroleum Co. ..................................       3,155,528
-----------------------------------------------------------------------------------------
                                                                                3,155,643
-----------------------------------------------------------------------------------------
SWITZERLAND -- 1.1%
     1,100   Novartis AG*................................................       1,944,770
     7,400   Syngenta AG*................................................         397,284
-----------------------------------------------------------------------------------------
                                                                                2,342,054
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
--------------------------------------------------------------------------------
                             MFS RESEARCH PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
UNITED KINGDOM -- 1.6%
    56,600   Bank of Scotland............................................    $    593,115
    93,866   HSBC Holdings PLC...........................................       1,374,135
   394,803   Vodafone Airtouch PLC.......................................       1,447,861
-----------------------------------------------------------------------------------------
                                                                                3,415,111
-----------------------------------------------------------------------------------------
             TOTAL FOREIGN STOCK (Cost -- $9,294,455)....................       9,794,681
-----------------------------------------------------------------------------------------
 FACE
AMOUNT                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.2%
$2,088,000   Federal Home Loan Bank Discount Notes, 5.500% due 1/2/01....       2,087,043
 5,100,000   Freddie Mac Discount Notes, 5.700% due 1/2/01...............       5,097,578
-----------------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS (Cost -- $7,184,621)...........       7,184,621
-----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $224,197,756**)..........    $221,705,069
-----------------------------------------------------------------------------------------

 + This security is segregated for open forward foreign currency contracts. ++ On January 2, 2001, Chase Manhattan Corp. and J.P. Morgan & Co. merged to form J.P. Morgan Chase & Co.
 *  Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                           DISCIPLINED       MFS
                                               CONVERTIBLE    STRATEGIC     SMALL CAP      MID CAP          MFS
                                                  BOND          STOCK         STOCK         GROWTH        RESEARCH
                                                PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost.......................  $24,619,623   $12,913,952   $19,303,429   $358,694,712   $224,197,756
  Repurchase agreements, at cost.............    2,815,000            --     1,013,000             --             --
  Foreign currency, at cost..................      268,307            --            --             --             --
--------------------------------------------------------------------------------------------------------------------
  Investments, at value......................  $23,671,332   $12,626,743   $21,774,872   $313,164,724   $221,705,069
  Repurchase agreements, at value............    2,815,000            --     1,013,000             --             --
  Foreign currency, at value.................      282,699            --            --             --             --
  Cash.......................................        4,002            --           475          3,024             --
  Dividends and interest receivable..........      160,048        25,764        23,418             --         79,766
  Receivable for securities sold.............           --            --       575,381      2,296,660      3,210,214
  Receivable for open forward foreign
    currency contracts (Note 9)..............           --            --            --             --          2,317
  Receivable from manager....................        6,952         4,449        11,396             --             --
  Receivable for Fund shares sold............       44,515           140            --        569,327        175,577
--------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...............................   26,984,548    12,657,096    23,398,542    316,033,735    225,172,943
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased...........      653,311            --       797,697      1,620,422      1,947,523
  Investment advisory fee payable............       11,856         5,778        13,632        195,303        142,470
  Administration fee payable.................        1,186           578         1,112         14,647         10,685
  Payable to bank............................           --        22,244            --             --          1,452
  Payable for open forward foreign currency
    contracts (Note 9).......................           --            --            --             --            231
  Payable to broker -- variation margin......           --            --        14,559             --             --
  Payable for Fund shares purchased..........           --         3,550        44,943          1,823         48,609
  Accrued expenses...........................       23,857        23,975        30,343         51,612         68,636
--------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..........................      690,210        56,125       902,286      1,883,807      2,219,606
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.............................  $26,294,338   $12,600,971   $22,496,256   $314,149,928   $222,953,337
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital............................  $24,646,869   $12,503,354   $21,478,213   $299,382,911   $214,213,771
  Undistributed net investment income........      823,557       268,273        48,907             --         73,393
  Accumulated net realized gain (loss) from
    security transactions, futures contracts
    and foreign currencies...................    1,767,206       116,553    (1,512,730)    60,297,005     11,159,120
  Net unrealized appreciation (depreciation)
    of investments, futures contracts and
    foreign currencies.......................     (943,294)     (287,209)    2,481,866    (45,529,988)    (2,492,947)
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.............................  $26,294,338   $12,600,971   $22,496,256   $314,149,928   $222,953,337
--------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING...........................    2,180,383     1,269,618     2,194,754     18,752,433     18,347,365
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE...................       $12.06         $9.93        $10.25         $16.75         $12.15
--------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                              DISCIPLINED       MFS
                                                   CONVERTIBLE   STRATEGIC     SMALL CAP      MID CAP          MFS
                                                      BOND         STOCK         STOCK         GROWTH        RESEARCH
                                                    PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends......................................  $   489,046   $  325,870   $   183,377   $    273,754   $  1,254,552
  Interest.......................................      478,357       54,675        62,063      1,063,245        567,832
  Less: Interest expense.........................           --           --            --             --        (42,368)
  Less: Foreign withholding tax..................           --           --          (109)            --        (16,116)
-----------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME........................      967,403      380,545       245,331      1,336,999      1,763,900
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)...............      103,583       75,000       157,154      1,759,504      1,656,825
  Shareholder and system servicing fees..........       14,946       15,405        13,945         15,228         16,137
  Audit and legal................................       14,914       13,528        13,914         20,950         22,713
  Administration fee (Note 2)....................       10,358        7,500        11,786        131,963        124,262
  Trustees' fees.................................        3,978        3,978         3,978          3,995          3,979
  Pricing service fees...........................        3,284           --            --             --            999
  Custody........................................        2,914        1,901        19,888         40,704         54,739
  Shareholder communications.....................        1,985        2,978         1,983         18,011         31,851
  Registration fees..............................          499          500           499          1,594          1,492
  Other..........................................          695          696           695          6,888          5,098
-----------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES.................................      157,156      121,486       223,842      1,998,837      1,918,095
  Less: Expense reimbursement (Note 2)...........      (18,530)      (9,244)      (27,638)            --             --
-----------------------------------------------------------------------------------------------------------------------
  NET EXPENSES...................................      138,626      112,242       196,204      1,998,837      1,918,095
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).....................      828,777      268,303        49,127       (661,838)      (154,195)
-----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCIES (NOTES 3, 6 AND 9):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term
       securities)...............................    1,759,549      231,348    (1,144,513)    61,865,156     11,461,557
    Futures contracts............................           --           --      (299,464)            --             --
    Foreign currency transactions................        2,801           --            --             --        112,687
-----------------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS).......................    1,762,350      231,348    (1,443,977)    61,865,156     11,574,244
-----------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments, Futures
  Contracts and Foreign Currencies:
    Beginning of year............................       87,850     (799,286)    1,006,171     16,911,017     25,233,307
    End of year..................................     (943,294)    (287,209)    2,481,866    (45,529,988)    (2,492,947)
-----------------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
    (DEPRECIATION)...............................   (1,031,144)     512,077     1,475,695    (62,441,005)   (27,726,254)
-----------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCIES.........................      731,206      743,425        31,718       (575,849)   (16,152,010)
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.....................................  $ 1,559,983   $1,011,728   $    80,845   $ (1,237,687)  $(16,306,205)
-----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                             DISCIPLINED       MFS
                                                 CONVERTIBLE    STRATEGIC     SMALL CAP      MID CAP          MFS
                                                    BOND          STOCK         STOCK         GROWTH        RESEARCH
                                                  PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss).................  $   828,777   $   268,303   $    49,127   $   (661,838)  $   (154,195)
  Net realized gain (loss).....................    1,762,350       231,348    (1,443,977)    61,865,156     11,574,244
  Change in net unrealized appreciation
    (depreciation).............................   (1,031,144)      512,077     1,475,695    (62,441,005)   (27,726,254)
----------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS.................................    1,559,983     1,011,728        80,845     (1,237,687)   (16,306,205)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income........................     (317,473)     (259,153)      (33,719)            --             --
  Net realized gains...........................   (1,016,846)     (908,780)   (1,168,505)   (14,996,731)    (3,136,683)
----------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS..............   (1,334,319)   (1,167,933)   (1,202,224)   (14,996,731)    (3,136,683)
----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 14):
  Net proceeds from sale of shares.............   15,357,999     2,613,567    14,013,734    234,464,549     98,676,710
  Net asset value of shares issued for
    reinvestment of dividends..................    1,334,319     1,167,933     1,202,224     14,996,731      3,136,683
  Cost of shares reacquired....................   (1,861,730)   (5,754,104)   (6,508,194)   (13,201,139)   (11,490,218)
----------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS....................   14,830,588    (1,972,604)    8,707,764    236,260,141     90,323,175
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..............   15,056,252    (2,128,809)    7,586,385    220,025,723     70,880,287
NET ASSETS:
  Beginning of year............................   11,238,086    14,729,780    14,909,871     94,124,205    152,073,050
----------------------------------------------------------------------------------------------------------------------
  END OF YEAR*.................................  $26,294,338   $12,600,971   $22,496,256   $314,149,928   $222,953,337
----------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:..........................................     $823,557      $268,273       $48,907             --        $73,393
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                             DISCIPLINED       MFS
                                               CONVERTIBLE     STRATEGIC      SMALL CAP      MID CAP          MFS
                                                   BOND          STOCK          STOCK         GROWTH        RESEARCH
                                                PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)...............  $   320,295    $   259,181    $    41,597   $  (121,383)   $     21,165
  Net realized gain..........................    1,013,665        795,590      1,578,845    14,355,701       3,598,231
  Change in net unrealized appreciation
    (depreciation)...........................      120,709       (783,945)       658,336    15,856,309      21,064,476
----------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS.....    1,454,669        270,826      2,278,778    30,090,627      24,683,872
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......................           --           (118)            --            --              --
  Net realized gains.........................       (8,610)            --             --      (130,485)             --
----------------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS
    TO SHAREHOLDERS..........................       (8,610)          (118)            --      (130,485)             --
----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 14):
  Net proceeds from sale of shares...........    5,610,953     10,729,693      7,970,667    50,876,930      90,126,801
  Net asset value of shares issued for
    reinvestment of dividends................        8,610            118             --       130,485              --
  Cost of shares reacquired..................     (444,746)    (3,157,506)      (501,792)      (77,165)       (608,064)
----------------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
    TRANSACTIONS.............................    5,174,817      7,572,305      7,468,875    50,930,250      89,518,737
----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.......................    6,620,876      7,843,013      9,747,653    80,890,392     114,202,609
NET ASSETS:
  Beginning of year..........................    4,617,210      6,886,767      5,162,218    13,233,813      37,870,441
----------------------------------------------------------------------------------------------------------------------
  END OF YEAR*...............................  $11,238,086    $14,729,780    $14,909,871   $94,124,205    $152,073,050
----------------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment
  income of:.................................     $317,379       $259,123        $42,531            --              --
----------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios ("Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and fourteen other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Utilities, Large Cap, Equity Income, Zero Coupon Bond Fund Portfolio Series 2005, NWQ Large Cap and Jurika & Voyles Core Equity Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence exists subsequent to the time a value was so established and it is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; U.S. government agencies and obligations are valued at the mean between the last reported bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities, other than U.S. government agencies, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of the Convertible Bond Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the MFS Mid Cap Growth and MFS Research Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current forward rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Convertible Bond ("CB"), Disciplined Small Cap Stock ("DSCS"), MFS Mid Cap Growth ("MMCG"), MFS Research ("MRP"), and Strategic Stock ("SSP") Portfolios. CB, DSCS, MMCG, MRP, and SSP each pay TAMIC an investment advisory fee calculated at annual rates of 0.60%, 0.80%, 0.80%, 0.80% and 0.60%, respectively. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     TAMIC has entered into sub-advisory agreements with Massachusetts Financial Services ("MFS"), and Travelers Investment Management Co., Inc. ("TIMCO"). Pursuant to each sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for MMCG and MRP and TIMCO is responsible for the day-to-day portfolio operations and investment decisions for DSCS and SSP. As a result, the following fees are paid and calculated at an annual rate:

          - TAMIC pays MFS 0.375% of MMCG and MRP's average daily net assets.

          - TAMIC pays TIMCO 0.40% and 0.20% of the average daily net assets of DSCS and SSP, respectively.
These fees are calculated daily and paid monthly.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative service agreement with SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of the Portfolios. This fee is calculated daily and paid monthly.

     For the year ended December 31, 2000, Travelers Insurance reimbursed expenses in the amounts of $18,530, $9,244, and $27,638, for CB, SSP, and DSCS, respectively.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Trust's transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. During the year ended December 31, 2000, each Portfolio paid transfer agent fees of $5,000 to CFTC.

     For the year ended December 31, 2000, DSCS paid Salomon Smith Barney Inc., another subsidiary of SSBH, brokerage commissions of $176.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities), during the year ended December 31, 2000 were as follows:

PORTFOLIO                                                      PURCHASES         SALES
------------------------------------------------------------------------------------------
Convertible Bond Portfolio..................................  $ 19,449,921    $  7,785,048
Strategic Stock Portfolio...................................     1,203,565         678,900
Disciplined Small Cap Stock Portfolio.......................    27,717,271      19,982,532
MFS Mid Cap Growth Portfolio................................   496,731,305     291,456,794
MFS Research Portfolio......................................   255,447,636     169,956,603
------------------------------------------------------------------------------------------

     At December 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                                 NET
                                                                                              UNREALIZED
                                                                                             APPRECIATION
PORTFOLIO                                                     APPRECIATION   DEPRECIATION   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Convertible Bond Portfolio..................................  $ 1,433,501    $(2,381,792)    $   (948,291)
Strategic Stock Portfolio...................................    1,423,174     (1,710,383)        (287,209)
Disciplined Small Cap Stock Portfolio.......................    3,923,422     (1,451,979)       2,471,443
MFS Mid Cap Growth Portfolio................................   31,889,152    (77,419,140)     (45,529,988)
MFS Research Portfolio......................................   25,668,556    (28,161,243)      (2,492,687)
-----------------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodians take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     5.  REVERSE REPURCHASE AGREEMENTS

     The Portfolios may from time to time enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high-grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the year ended December 31, 2000, the Portfolios did not enter into any reverse repurchase agreements.

     6.  FUTURES CONTRACTS

     The Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

     The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2000, DSCS had purchased three financial futures contracts on the Russell 2000 Index expiring in March 2001. The basis value of such contracts was $722,777. The market value of such contracts on December 31, 2000, was $733,200, resulting in an unrealized gain of $10,423.

     7.  OPTIONS CONTRACTS

     The Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At December 31, 2000, the Portfolios did not hold any purchased call or put option contracts.

     When Portfolios write a covered call or put option, an amount equals to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

     During the year ended December 31, 2000, the Portfolios did not enter into any written call or put option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     8.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     9.  FORWARD FOREIGN CURRENCY CONTRACTS

     MMCG and MRP may enter into forward foreign currency contracts.

     At December 31, 2000, MRP had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                        LOCAL       MARKET     SETTLEMENT    UNREALIZED
FOREIGN CURRENCY                                      CURRENCY      VALUE         DATE       GAIN (LOSS)
--------------------------------------------------------------------------------------------------------
TO BUY:
Swiss Franc.........................................   203,224     $125,467      1/3/01        $1,118
Swiss Franc.........................................   207,956      128,401      1/4/01         1,199
Swiss Franc.........................................    77,919       48,110      1/5/01          (231)
--------------------------------------------------------------------------------------------------------
Net Unrealized Gain on Open Forward Foreign Currency
  Contracts.........................................                                           $2,086
--------------------------------------------------------------------------------------------------------

     10.  SECURITIES TRADED ON A WHEN-ISSUED BASIS

     The Portfolios may from time to time purchase securities on a when-issued basis.

     In a when-issued transaction, the Portfolio commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2000, the Portfolios did not hold any when-issued securities.

     11.  MORTGAGE DOLLAR ROLL TRANSACTIONS

     The Portfolios have the ability to participate in mortgage dollar rolls.

     A mortgage dollar roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio exceeding the yield on the securities sold.

     At December 31, 2000, the Portfolios did not enter into any mortgage dollar roll transactions.

     12.  SHORT SALES AGAINST THE BOX

     The Portfolios have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stock or debt securities (convertible or exchangeable) without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

proceeds of the short sale. The Portfolio will deposit in a segregated account with the Portfolio's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At December 31, 2000, there were no open short sales against the box.

     13.  LENDING OF SECURITIES

     The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 2000, the Portfolios did not have any securities on loan.

     14.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                                   YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 2000    DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------------
CONVERTIBLE BOND PORTFOLIO
Shares sold.................................................        1,260,297              535,002
Shares issued on reinvestment...............................          114,239                  825
Shares reacquired...........................................         (155,811)             (42,467)
-------------------------------------------------------------------------------------------------------
Net Increase................................................        1,218,725              493,360
-------------------------------------------------------------------------------------------------------
STRATEGIC STOCK PORTFOLIO
Shares sold.................................................          287,031            1,070,362
Shares issued on reinvestment...............................          134,710                   11
Shares reacquired...........................................         (635,085)            (315,343)
-------------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................         (213,344)             755,030
-------------------------------------------------------------------------------------------------------
DISCIPLINED SMALL CAP STOCK PORTFOLIO
Shares sold.................................................        1,290,539              869,308
Shares issued on reinvestment...............................          117,519                   --
Shares reacquired...........................................         (610,000)             (54,806)
-------------------------------------------------------------------------------------------------------
Net Increase................................................          798,058              814,502
-------------------------------------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO
Shares sold.................................................       12,928,854            4,406,616
Shares issued on reinvestment...............................          816,815               12,264
Shares reacquired...........................................         (721,721)              (6,624)
-------------------------------------------------------------------------------------------------------
Net Increase................................................       13,023,948            4,412,256
-------------------------------------------------------------------------------------------------------
MFS RESEARCH PORTFOLIO
Shares sold.................................................        7,332,349            8,114,832
Shares issued on reinvestment...............................          232,003                   --
Shares reacquired...........................................         (865,137)             (53,683)
-------------------------------------------------------------------------------------------------------
Net Increase................................................        6,699,215            8,061,149
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended December 31:

CONVERTIBLE BOND PORTFOLIO                                    2000(1)       1999(1)       1998(2)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................   $11.69         $9.86       $10.00
-------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)..................................     0.58          0.46         0.22
  Net realized and unrealized gain (loss)...................     0.85          1.38        (0.12)
-------------------------------------------------------------------------------------------------
Total Income From Operations................................     1.43          1.84         0.10
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.25)           --        (0.22)
  Net realized gains........................................    (0.81)        (0.01)       (0.02)
-------------------------------------------------------------------------------------------------
Total Distribution..........................................    (1.06)        (0.01)       (0.24)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................   $12.06        $11.69        $9.86
-------------------------------------------------------------------------------------------------
TOTAL RETURN................................................    12.51%        18.70%        0.98%++
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $26,294       $11,238       $4,617
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................     0.80%         0.80%        0.80%+
  Net investment income.....................................     4.76          4.33         4.31+
-------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       48%           79%           7%
-------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amounts of $18,530, $32,000 and $24,996 for the years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the per share decrease in net investment income and the actual expense ratios would have been as follows:

              PER SHARE DECREASES                                              EXPENSE RATIOS WITHOUT
           IN NET INVESTMENT INCOME                                            EXPENSE REIMBURSEMENT
-----------------------------------------------                   ------------------------------------------------
2000                 1999                 1998                    2000                 1999                  1998
-----                -----                -----                   -----                -----                ------
$0.01                $0.05                $0.05                   0.90%                1.23%                1.86%+

(4) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 0.80%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended December 31:

STRATEGIC STOCK PORTFOLIO                                      2000        1999(1)      1998(2)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................    $9.93        $9.46      $10.00
-----------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)..................................     0.23         0.21        0.12
  Net realized and unrealized gain (loss)...................     0.66         0.26       (0.54)
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........................     0.89         0.47       (0.42)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.20)       (0.00)*     (0.12)
  Net realized gains........................................    (0.69)          --          --
-----------------------------------------------------------------------------------------------
Total Distributions.........................................    (0.89)       (0.00)*     (0.12)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................    $9.93        $9.93       $9.46
-----------------------------------------------------------------------------------------------
TOTAL RETURN................................................    10.22%        4.97%      (4.24)%++
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $12,601      $14,730      $6,887
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................     0.90%        0.90%       0.90%+
  Net investment income.....................................     2.14         2.09        2.42+
-----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        6%          80%          1%
-----------------------------------------------------------------------------------------------

DISCIPLINED SMALL CAP STOCK PORTFOLIO                         2000(1)      1999(1)      1998(2)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................   $10.68        $8.87      $10.00
-----------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)..................................     0.03         0.04        0.03
  Net realized and unrealized gain (loss)...................     0.19         1.77       (1.13)
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........................     0.22         1.81       (1.10)
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.02)          --       (0.03)
  Net realized gains........................................    (0.63)          --          --
  Capital...................................................       --           --       (0.00)*
-----------------------------------------------------------------------------------------------
Total Distributions.........................................    (0.65)          --       (0.03)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................   $10.25       $10.68       $8.87
-----------------------------------------------------------------------------------------------
TOTAL RETURN................................................     2.10%       20.41%     (11.04)%++
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $22,496      $14,910      $5,162
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(5)............................................     1.00%        1.00%       1.00%+
  Net investment income.....................................     0.25         0.46        0.64+
-----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................      108%          94%         89%
-----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares methods.

(2) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the Strategic Stock Portfolio for expenses in the amounts of $9,244, $11,500 and $21,016 for the years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. In addition, Travelers Insurance also agreed to reimburse the Disciplined Small Cap Stock Portfolio for expenses in the amounts of $27,638, $44,300 and $45,146 for the years ended December 31, 2000, December 31, 1999 and the period ended December 31, 1998, respectively. If such expenses were not reimbursed, the decrease in net investment income and the actual expense ratios would have been as follows:

                                                    DECREASES IN NET                    EXPENSE RATIOS WITHOUT
                                               INVESTMENT INCOME PER SHARE              EXPENSE REIMBURSEMENT
                                              -----------------------------         ------------------------------
                                              2000        1999        1998          2000        1999         1998
                                              -----       -----       -----         -----       -----       ------
Strategic Stock Portfolio                     $0.01       $0.01       $0.03         0.97%       0.99%            1.51%+
Disciplined Small Cap Stock Portfolio          0.01        0.05        0.08         1.14        1.49             2.98+

(4) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 0.90%.

(5) As a result of a voluntary expense limitation, the ratio of expenses will not exceed 1.00%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended December 31:

MFS MID CAP GROWTH PORTFOLIO                                  2000(1)       1999(1)       1998(1)(2)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................    $16.43        $10.05        $10.00
-----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss(3)....................................     (0.05)        (0.04)        (0.02)
  Net realized and unrealized gain..........................      1.69          6.46          0.07
-----------------------------------------------------------------------------------------------------
Total Income From Operations................................      1.64          6.42          0.05
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains........................................     (1.32)        (0.04)           --
-----------------------------------------------------------------------------------------------------
Total Distributions.........................................     (1.32)        (0.04)           --
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................    $16.75        $16.43        $10.05
-----------------------------------------------------------------------------------------------------
TOTAL RETURN................................................      9.29%        64.17%         0.50%++
-----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $314,150       $94,124       $13,234
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)............................................      0.90%         1.00%         1.00%+
  Net investment loss.......................................     (0.30)        (0.33)        (0.25)+
-----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................       143%          162%          100%
-----------------------------------------------------------------------------------------------------
MFS RESEARCH PORTFOLIO                                        2000(1)       1999(1)        1998(2)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................    $13.06        $10.56        $10.00
-----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)(3)...........................     (0.01)         0.00*         0.01
  Net realized and unrealized gain (loss)...................     (0.70)         2.50          0.57
-----------------------------------------------------------------------------------------------------
Total Income (loss) From Operations.........................     (0.71)         2.50          0.58
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................        --            --         (0.02)
  Net realized gains........................................     (0.20)           --            --
  Capital...................................................        --            --         (0.00)*
-----------------------------------------------------------------------------------------------------
Total Distributions.........................................     (0.20)           --         (0.02)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................    $12.15        $13.06        $10.56
-----------------------------------------------------------------------------------------------------
TOTAL RETURN................................................     (5.58)%       23.67%         5.77%++
-----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $222,953      $152,073       $37,870
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Interest expense..........................................      0.02%           --            --
  Other expenses............................................      0.92            --            --
  Total expenses(3)(4)......................................      0.94          0.99%         1.00%
  Net investment income (loss)..............................     (0.07)         0.02          0.42+
-----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        86%           85%           54%
-----------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the average shares method.

(2) For the period from March 23, 1998 (commencement of operations) to December 31, 1998.

(3) Travelers Insurance has agreed to reimburse the MFS Mid Cap Growth Portfolio for the expenses in the amounts of $27,304 and $32,634 for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. In addition, Travelers Insurance also agreed to reimburse the MFS Research Portfolio for expenses in the amounts of $41,049 for the period ended December 31, 1998. If such expenses were not reimbursed, the decrease in net investment income and the actual expense ratios would have been as follows:

                                              DECREASES IN NET                            EXPENSE RATIOS WITHOUT
                                         INVESTMENT INCOME PER SHARE                       EXPENSE REIMBURSEMENT
                                        -----------------------------                   ---------------------------
                                        1999                    1998                    1999                  1998
                                        -----                   -----                   -----                ------
MFS Mid Cap Growth Portfolio            $0.01                   $0.04                   1.07%                1.62%+
MFS Research Portfolio                     --                    0.01                     --                 1.37+

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Convertible Bond Portfolio, Strategic Stock Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio, five of the portfolios of the Travelers Series Trust, as of December 31, 2000, and the related statements of operations for the year then ended and the statements of changes in net assets for the two-year period then ended and financial highlights for the periods from March 23, 1998 (commencement of operations) to December 31, 1998, and for the years ended December 31, 2000 and 1999, with respect to the MFS Mid Cap Growth Portfolio and MFS Research Portfolio, from May 1, 1998 (commencement of operations) to December 31, 1998, and for the years ended December 31, 2000 and 1999, with respect to the Convertible Bond Portfolio, Strategic Stock Portfolio and Disciplined Small Cap Stock Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Convertible Bond Portfolio, Strategic Stock Portfolio, Disciplined Small Cap Stock Portfolio, MFS Mid Cap Growth Portfolio and MFS Research Portfolio of the Travelers Series Trust as of December 31, 2000, the results of their operations for the year then ended and the changes in their net assets and financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ KPMG LLP

New York, New York
February 9, 2001

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For Federal tax purposes the Trust hereby designates for the fiscal year ended December 31, 2000:

     - Percentages of ordinary dividends paid as qualifying for the dividends received deduction:

Convertible Bond Portfolio..............................    7.53%
Strategic Stock Portfolio...............................   25.03
Disciplined Small Cap Stock Portfolio...................    5.67
MFS Mid Cap Growth Portfolio............................    0.37
MFS Research Portfolio..................................    7.86

     - Total long-term capital gain distributions paid:

Convertible Bond Portfolio...........................  $183,196
Strategic Stock Portfolio............................   201,662
Disciplined Small Cap Stock Portfolio................   105,997
MFS Mid Cap Growth Portfolio.........................   189,401
MFS Research Portfolio...............................   668,703

The following percentages of ordinary dividends paid by the Trust from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

Convertible Bond Portfolio..............................    0.02%
Disciplined Small Cap Stock Portfolio...................    0.08

                      (This page intentionally left blank)

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

                              Independent Auditors

                                    KPMG LLP

                               New York, New York

                                   Custodian

                               PFPC TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth and MFS Research Portfolios. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or The Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Series Trust (Annual) (2-01) Printed in U.S.A.